Prospectus


Equity Funds


Value Fund
Class A and G Shares

Established Value Fund
Class A and G Shares

Diversified Stock Fund
Class A and G Shares

Stock Index Fund
Class A and G Shares

Growth Fund
Class A and G Shares

Special Value Fund
Class A and G Shares


Small Company Opportunity Fund
Class A and G Shares


International Growth Fund
Class A and G Shares


February 28, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Victory Funds
LOGO (R)

Call Victory at:
800-539-FUND
(800-539-3863)
or visit the Victory Funds' website at:
www.victoryfunds.com

 The Victory Portfolios

 Table of Contents

 Introduction                                                               1

Risk/Return Summary for each of the Funds An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund
   Value Fund
    Class A and G Shares                                                   2
   Established Value Fund
    Class A and G Shares                                                   4
  Diversified Stock  Fund
    Class A and G Shares                                                   6
   Stock Index Fund
    Class A and G Shares                                                   8
   Growth Fund
    Class A and G Shares                                                  10
   Special Value Fund
    Class A and G Shares                                                  12
  Small Company Opportunity Fund

    Class A and G Shares                                                  14
  International Growth Fund
    Class A and G Shares                                                  16

Investments                                                               18

Risk Factors                                                              19

Share Price                                                               21

Dividends, Distributions, and Taxes                                       21

Investing with Victory

- Choosing a Share Class                                                  23
- How to Buy Shares                                                       26
- How to Exchange Shares                                                  28
- How to Sell Shares                                                      29

 Organization and Management of the Funds                                 31

 Additional Information                                                   34

 Financial Highlights
  Value Fund                                                              35
  Established Value Fund                                                  36
  Diversified Stock Fund                                                  37
  Stock Index Fund                                                        38
  Growth Fund                                                             39
  Special Value Fund                                                      40
   Small Company Opportunity Fund                                         41
  International Growth Fund                                               42


 Key to Financial Information

 Objective and Strategies


The goals and the strategies that a Fund plans to use to pursue its investment objective.


 Risk Factors


The risks you may assume as an investor in a Fund.


 Performance


A summary of the historical performance of a Fund in comparison to an unmanaged index.


 Expenses


The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.


Shares of the Funds are:


- Not insured by the FDIC;

- Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

- Subject to possible investment risks, including possible loss of the amount invested.

Introduction





This  Prospectus  explains  the  objectives,   policies,   risks,   performance,
strategies, and expenses of the Shares of the Victory Funds described in this Prospectus (the Funds).


Investment Objective and Strategy

Each Fund pursues its investment objective by investing primarily in equity securities. Each Fund generally seeks to provide long-term growth of capital. In addition, the Value Fund and Special Value Fund each seeks to provide dividend income. The Stock Index Fund seeks to achieve its investment performance by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. However, each Fund has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.

Risk Factors

Each Fund invests primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. There are other potential risks discussed in each "Risk/Return Summary" and in "Risk Factors."

Who May Want to Invest in the Funds

* Investors who want a diversified portfolio

* Investors willing to accept the risk of price and dividend fluctuations

* Investors willing to accept higher short-term risk along with higher potential long-term returns


* Long-term investors with a particular goal, like saving for retirement or a child's education


Share Classes


Each Fund offers Class A and  G Shares. See "Choosing a Share Class."



Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference.


The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary

VALUE FUND



 CLASS A SHARES
Cusip#: 926464868

SVLSX

CLASS G SHARES
Cusip#: 926464249


Investment Objective

The Value Fund seeks to provide long-term growth of capital and dividend income.

Principal Investment Strategies

The Value Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on companies with above average total return potential. The securities in the Value Fund usually are listed on a national exchange.


KAM seeks equity securities of under-valued companies that are inexpensive in light of the following measurements: below-average price-to-earnings ratios, below-average price-to-book ratios, lower-than-average price-to-cash-flow ratios and above-average dividend yields. KAM may consider factors such as a company's earnings growth, return on equity, stock price volatility relative to the market, management, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

Under normal market conditions, the Value Fund will invest at least 80% of its total assets in equity securities and securities convertible or exchangeable into common stock.


There is no guarantee that the Value Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Value Fund. The Value Fund is subject to the following principal risks, more fully described in "Risk Factors." The Value Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Value Fund declines.


  - Value stocks fall out of favor relative to growth stocks.

* The portfolio manager does not execute the Value Fund's principal investment strategies effectively.


* A company's earnings do not increase as expected.


An investment in the Value Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Value Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


The bar chart shows returns for Class A Shares of the Value Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994      0.26%
1995     33.73%
1996     22.40%
1997     27.51%
1998     26.33%
1999     11.07%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 18.21% (quarter ending December 31, 1998) and the lowest return for a quarter was - 9.06% (quarter ending September 30, 1999).

The table shows how the average annual total returns for Class A Shares of the Value Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                             Since
(for the Periods ended            Past        Past     Inception
December 31,  1999)(1)           One Year    5 Years    (12/3/93)

Class A                           4.70%      22.52%     18.45%
S&P 500 Index(2)                 21.04%      28.55%     23.30%


1 The Value Fund did not offer Class G Shares prior to December 15, 1999.

2 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)     Class A        Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%          NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)        NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE           NONE

Redemption Fees                              NONE           NONE

Exchange Fees                                NONE           NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management  Fees(3)                          0.75%          0.75%


Distribution (12b-1) Fees                    0.00%          0.50%


Other Expenses (includes a
 Shareholder servicing fee of 0.25%
applicable to Class A Shares)                0.45%           0.26%

Total Fund Operating Expenses                1.20%(4)        1.51%(5)


Fee Waiver/Expense Reimbursement            (0.00)%        (0.06)%

Net Expenses                                 1.20%          1.45%(6)

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 Management fees have been restated to reflect reduction from 1.00% to 0.75%.

4 The Adviser may waive its management fee and reimburse expenses , as allowed by law, so that the net operating expenses of Class A Shares do not exceed 1.15%. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.


5 Other expenses of Class G Shares are based on estimated amounts for the current fiscal year.


6 The Adviser has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Value Fund at a maximum of 1.45% until at least February 28, 2001.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Value Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Value Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 Year   3 Years  5 Years  10 Years


Class A    $690     $934     $1,197   $1,946
Class G    $148      $471     $  818   $1,796


1 This Example assumes that net annual operating expenses for Class G Shares of the Value Fund will equal 1.45% until February 28, 2001 and will equal 1.51% thereafter.

 Risk/Return Summary


ESTABLISHED VALUE FUND


CLASS A SHARES
Cusip#: 926464231

CLASS G SHARES
Cusip#: 926464371
GETGX


Investment Objective


The investment objective of the Established Value Fund is long-term capital growth by investing primarily in common stocks.


Principal Investment Strategies


The Established Value Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalization, at the time of purchase, of $2 billion or more. The companies are usually selected from those in the Standard & Poor's Composite Stock Price Index (S&P 500).

In making investment decisions, the Adviser looks for companies whose stock is trading at prices below what the Adviser believes represent their true value. When selecting investments for the Established Value Fund's portfolio, the Adviser looks for the following characteristics, among others: consistent earnings growth; stable earnings growth combined with dividend yield, rising earnings prospects; price-to-book ratios and price-to-earnings ratios that are generally lower than those prevalent in the market; and the rate at which a stock's price is rising. The Adviser uses a computer model that examines the characteristics described above, among others, to assist in selecting securities that appear favorably priced.

Under normal market conditions, the Established Value Fund :

* Will invest at least 80% of its total assets in equity securities of companies with market capitalization of $2 billion or more.

There is no guarantee that the Established Value Fund will achieve its objectives.


Principal Risks


You may lose money by investing in the Established Value Fund. The Established Value Fund is subject to the following principal risks, more fully described in "Risk Factors." The Established Value Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Established Value Fund declines.



* Value stocks decline in price faster than growth stocks.

* The portfolio manager does not execute the Established Value Fund's principal investment strategies effectively.


* A company's earnings do not increase as expected.


An investment in the Established Value Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Established Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance


The bar chart and table shown below provide an indication of the risks of investing in the Established Value Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

The bar chart shows returns for Class G Shares of the Established Value Fund.


1990     -8.11%
1991     22.23%
1992     10.20%
1993     20.78%
1994      0.32%
1995     26.44%
1996     19.32%
1997     22.65%
1998      6.12%
1999     17.07%

Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 14.12% (quarter ending December 31, 1998) and the lowest return for a quarter was - 13.22% (quarter ending September 30, 1998).

The table shows how the average annual total returns for Class G Shares of the Established Value Fund for one year, five years and ten years compared to those of a broad-based market index.


Average Annual Total Returns
(for the Periods ended             Past        Past            Past
December 31,  1999)              One Year    5 Years         10 Years

Class  G(1)                        17.07%      18.12%         13.18%
S&P 500 Index(2)                   21.04%      28.55%         18.21%

1 The Established Value Fund did not offer Class A Shares as of December 31, 1999. Performance prior to March 26, 1999 reflects performance of the Gradison Established Value Fund.


2 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses


This section describes the fees and expenses that you may pay if you buy and hold shares of the Established Value Fund.



Shareholder Transaction Expenses
(paid directly from your investment)(1)     Class A        Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%          NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)        NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE           NONE

Redemption Fees                              NONE           NONE

Exchange Fees                                NONE           NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                               0.51%          0.51%


Distribution (12b-1) Fees                     0.00%          0.50%


Other Expenses (includes a
 Shareholder servicing fee of 0.25%
applicable to Class A Shares)                 0.54%          0.26%

Total Fund Operating Expenses                 1.05%          1.27%


Fee Waiver/Expense Reimbursement            (0.17)%        (0.17)%

Net Expenses                                 0.88%(3)       1.10%(4)

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 Other expenses of Class A Shares are based on estimated amounts for the current fiscal year. KAM was agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares of the Established Value Fund at a maximum of 0.88% until at least February 28, 2001.

4 KAM has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Established Value Fund at a maximum of 1.10% until at least April 1, 2001.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Established Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Established Value Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Established Value Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year   3 Years  5 Years  10 Years


Class A      $660     $874     $1,106   $1,769
Class G      $112     $386     $  681   $1,519


1 This Example assumes that net annual operating expenses for Class A Shares of the Established Value Fund will equal 0.88% until February 28, 2001 and will equal 1.05% thereafter and that net annual operating expenses for Class G Shares of the Established Value Fund will equal 1.10% until April 1, 2001 and will equal 1.27% thereafter.

Risk/Return Summary

DIVERSIFIED STOCK FUND


CLASS A SHARES
Cusip#: 926464603
SRVEX

CLASS G SHARES
Cusip#: 926464421

GRINX



Investment Objective


The Diversified Stock  Fund seeks to provide long-term growth of capital.


Principal Investment Strategies


The Diversified Stock Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.


The Adviser seeks to invest in both growth and value securities. In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

Under normal market conditions, the Diversified Stock Fund will invest at least 80% of its total assets in equity securities of large, established companies and securities convertible or exchangeable into common stock, including:


* Growth stocks, which are stocks of companies that the Adviser believes will experience earnings growth; and

* Value stocks, which are stocks that the Adviser believes are intrinsically worth more than their market value.

There is no guarantee that the Diversified Stock Fund will achieve its objectives.




Principal Risks


You may lose money by investing in the Diversified Stock Fund. The Diversified Stock Fund is subject to the following principal risks, more fully described in "Risk Factors." The Diversified Stock Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Diversified Stock Fund declines.

  - Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.


* Value stocks fall out of favor relative to growth stocks.


* The portfolio manager does not execute the Diversified Stock Fund's principal investment strategies effectively.

* A company's earnings do not increase  as  expected.

An investment in the Diversified Stock Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Diversified Stock Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance


The bar chart and table shown below provide an indication of the risks of investing in the Diversified Stock Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

The bar chart shows returns for Class A Shares of the Diversified Stock Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1990      0.57%
1991     23.98%
1992      9.43%
1993      9.97%
1994      3.96%
1995     35.37%
1996     24.72%
1997     28.28%
1998     23.15%
1999     20.96%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 17.60% (quarter ending December 31, 1998) and the lowest return for a quarter was - 12.43% (quarter ending September 30, 1990).

The table shows how the average annual total returns for Class A Shares of the Diversified Stock Fund for one year, five years and ten years, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended               Past        Past            Past
December 31,  1999)(1)             One Year    5 Years         10 Years

Class A                            14.02%      24.91%         16.84%
S&P 500 Index(2)                   21.04%      28.55%         18.21%

(1) The Diversified Stock Fund did not offer Class G Shares prior to March 29, 1999.


2 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses


This section describes the fees and expenses that you may pay if you buy and hold shares of the Diversified Stock Fund.



Shareholder Transaction Expenses
(paid directly from your investment)(1)    Class A        Class G

Maximum Sales Charge
Imposed on Purchases                        5.75%          NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of            NONE(2)        NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                     NONE           NONE

Redemption Fees                             NONE           NONE

Exchange Fees                               NONE           NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.65%          0.65%

Distribution (12b-1) Fees                    0.00%          0.50%

Other Expenses (includes a
shareholder  servicing fee of 0.25%
applicable to Class  A Shares)               0.45%          0.23%

Total Fund Operating Expenses(3)             1.10%          1.38%


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 The Adviser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class A and Class G Shares of the Diversified Stock Fund will equal 1.07% and 1.29% respectively. The Adviser may terminate these waivers/reimbursements at any time to the extent allowed by law.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Diversified Stock Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Diversified Stock Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Diversified Stock Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year   3 Years  5 Years  10 Years


Class A      $681     $905     $1,146   $1,838
 Class G     $140     $437     $  755   $1,657

 Risk/Return Summary


STOCK INDEX FUND


CLASS A SHARES
Cusip#: 926464850
SSTIX

CLASS G SHARES
Cusip#: 926464355
VINGX


Investment Objective


The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index (S&P 500 Index).(1)


Principal Investment Strategies


The Stock Index Fund pursues its investment objective by attempting to duplicate the capital performance and dividend income of the S&P 500 Index. The Stock Index Fund primarily invests in many of the equity securities that are in the S&P 500 Index, including American Depository Receipts (ADRs), and secondarily in related futures and options contracts.

The S&P 500 Index is comprised of 500 common stocks. To minimize small positions and transactions expenses, the Stock Index Fund need not invest in every stock included in the S&P 500 Index. The Stock Index Fund may purchase stocks that are not included in the S&P 500 Index if the Adviser believes that these investments will reduce "tracking error" (the difference between the Stock Index Fund's investment results, before expenses, and that of the S&P 500 Index).


The Stock Index Fund is not managed in the traditional sense using economic, financial, and market analysis. Therefore, the Stock Index Fund will not sell a stock that is underperforming as long as it remains in the S&P 500 Index. Brokerage costs, fees, operating expenses, and tracking errors will normally result in the Stock Index Fund's total return being lower than that of the S&P 500 Index.


There is no guarantee that the Stock Index Fund will achieve its objectives.


Principal Risks


You may lose money by investing in the Stock Index Fund. The Stock Index Fund is subject to the following principal risks, more fully described in "Risk Factors." The Stock Index Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Stock Index Fund declines.

* The portfolio manager does not execute the Stock Index Fund's principal investment strategies effectively.

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.


In addition, the Stock Index Fund may purchase, retain, and sell securities when such transactions would not be consistent with traditional investment criteria. The Stock Index Fund generally will remain fully invested in common stocks even when stock prices generally are falling. Accordingly, an investor is exposed to a greater risk of loss (or conversely, a greater prospect of gain) from fluctuations in the value of such securities than would be the case if the Stock Index Fund was not fully invested, regardless of market conditions.


An investment in the Stock Index Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Stock Index Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather sudden and sometimes substantial changes in the value of their investment .

1 "Standard & Poor's 500" is a registered service mark of Standard and Poor's, which does not sponsor and is in no way affiliated with the Stock Index Fund.

Investment Performance


The bar chart and table shown below provide an indication of the risks of investing in the Stock Index Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

The bar chart shows returns for Class A Shares of the Stock Index Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994      0.92%
1995     36.47%
1996     22.18%
1997     32.40%
1998     27.70%
1999     20.23%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 21.11% (quarter ending December 31, 1998) and the lowest return for a quarter was - 10.01% (quarter ending September 30, 1998).

The table shows how the average annual total returns for Class A Shares of the Stock Index Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.


Average Annual Total Returns                               Since
(for the Periods ended               Past        Past     Inception
December 31,  1999)(1)             One Year    5 Years    (12/3/93)

Class A                            13.30%      26.16%     21.35%
S&P 500 Index(2)                   21.04%      28.55%     23.30%

(1) The Stock Index Fund did not offer Class G Shares prior to June 30, 1999.


(2) The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses


This section describes the fees and expenses that you may pay if you buy and hold shares of the Stock Index Fund.



Shareholder Transaction Expenses
(paid directly from your investment)(1)     Class A        Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%          NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)        NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE           NONE

Redemption Fees                              NONE           NONE

Exchange Fees                                NONE           NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                               0.60%          0.60%

Distribution (12b-1) Fees                     0.00%          0.00%

Other Expenses (includes a
shareholder  servicing fee of 0.25%
applicable to Class  G Shares)                0.21%          1.13%

Total Fund Operating Expenses                 0.81%          1.73%

 Fee Waiver/Expense Reimbursement            (0.00)%        (0.91)%

Net Expenses                                  0.81%(3)       0.82%(4)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

(3) The Adviser may waive its management fee and reimburse expenses , as allowed by law, so that the net operating expenses of Class A Shares of the Stock Index Fund will equal 0.57%. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

(4) The Adviser has contractually agreed to waive its management fees and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Stock Index Fund at a maximum of 0.82% until at least February 28, 2001. Other expenses of Class G Shares are based on estimated amounts for the current fiscal year.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Stock Index Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Stock Index Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Stock Index Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year   3 Years  5 Years  10 Years


Class  A     $653     $819     $999     $1,519
Class G      $ 84     $456     $853     $1,965

1 This Example assumes that Net Annual Fund Operating Expenses for Class G Shares will equal 0.82% until February 28, 2001 and will equal 1.73% thereafter.

 Risk/Return Summary


GROWTH FUND


CLASS A SHARES
Cusip#: 926464793
SGRSX

CLASS G SHARES
Cusip#: 926464256


Investment Objective


The Growth Fund seeks to provide long-term growth of capital .


Principal Investment Strategies


The Growth Fund pursues its investment objective by investing primarily in equity securities of companies with superior prospects for long-term earnings growth and price appreciation. The issuers usually are listed on a nationally recognized exchange.

In making investment decisions, the Adviser will look for above average growth rates, high return on equity, issuers that reinvest their earnings in their business, and strong balance sheets.

Under normal market conditions, the Growth Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks.

There is no guarantee that the Growth Fund will achieve its objectives.


Principal Risks


You may lose money by investing in the Growth Fund. The Growth Fund is subject to the following principal risks, more fully described in "Risk Factors." The Growth Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Growth Fund declines.

  - Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

* The portfolio manager does not execute the Growth Fund's principal investment strategies effectively.


* A company's earnings do not increase as expected.


An investment in the Growth Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Growth Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

Investment Performance


The bar chart and table shown below provide an indication of the risks of investing in the Growth Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

The bar chart shows returns for Class A Shares of the Growth Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994     -0.50%
1995     31.47%
1996     24.95%
1997     31.35%
1998     37.18%
1999     17.90%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 22.84% (quarter ending December 31, 1998) and the lowest return for a quarter was - 6.70% (quarter ending September 30, 1998).

The table shows how the average annual total returns for Class A Shares of the Growth Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                                  Since
(for the Periods ended             Past        Past         Inception
December 31,  1999)(1)           One Year    5 Years        (12/3/93)

Class A                           11.13%      26.88%         21.62%
S&P 500 Index(2)                  21.04%      28.55%         23.30%

(1) The Growth Fund did not offer Class G Shares prior to December 15, 1999.

(2) The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.



Fund Expenses


This section describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.



Shareholder Transaction Expenses
(paid directly from your investment)(1)     Class A        Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%          NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)        NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE           NONE

Redemption Fees                              NONE           NONE

Exchange Fees                                NONE           NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management  Fees(3)                          0.75%          0.75%


Distribution (12b-1) Fees                    0.00%          0.50%


Other Expenses (includes a
shareholder  servicing fee of 0.25%
applicable to Class A Shares)                0.49%          0.27%

Total Fund Operating Expenses                1.24%          1.52%(4)


Fee Waiver/Expense Reimbursement            (0.04)%        (0.07)%

Net Expenses(5)                              1.20%          1.45%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

(3) Management fees have been restated to reflect reduction from 1.00% to 0.75%.


(4) Other expenses of Class G Shares are based on estimated amounts for the current fiscal year.


(5) The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A and Class G Shares of the Growth Fund at a maximum of 1.20% and 1.45%, respectively, until at least February 28, 2001.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Growth Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Growth Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year   3 Years  5 Years  10 Years


Class A      $690     $942     $1,213   $1,985
Class G      $148     $473     $  822   $1,807


(1) This Example assumes that Net Annual Fund Operating Expenses for Class A Shares will equal 1.20% until February 28, 2001 and will equal 1.24% thereafter and that Net Annual Fund Operating Expenses for Class G Shares will equal 1.45% until February 28, 2001 and will equal 1.52% thereafter.

 Risk/Return Summary


SPECIAL VALUE FUND


CLASS A SHARES
Cusip#: 926464843
SSVSX

CLASS G SHARES
Cusip#: 926464264

Investment Objective


The Special Value Fund seeks to provide long-term growth of capital and dividend income.


Principal Investment Strategies


The Special Value Fund pursues its investment objective by investing primarily in equity securities of small- and medium-sized companies listed on a national exchange. Small-sized companies are defined as those having market capitalization of less than $1 billion at the time of purchase, and medium-size companies are defined as those having a market capitalization of between $1 billion and $5 billion at the time of purchase.


The Adviser looks for companies with above average total return potential whose equity securities are under-valued. KAM looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios. KAM may consider factors such as a company's earnings growth, dividend payout ratio, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.


Under normal market conditions the Special Value Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stock of small- and medium-sized companies.

There is no guarantee that the Special Value Fund will achieve its objectives.




Principal Risks


You may lose money by investing in the Special Value Fund. The Special Value Fund is subject to the following principal risks, more fully described in "Risk Factors." The Special Value Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Special Value Fund declines.

  - Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions.


  - Value stocks fall out of favor relative to growth stocks.


* The portfolio manager does not execute the Special Value Fund's principal investment strategies effectively.


* A company's earnings do not increase as expected.




An investment in the Special Value Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Special Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance


The bar chart and table shown below provide an indication of the risks of investing in the Special Value Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


The bar chart shows returns for Class A Shares of the Special Value Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994      1.27%
1995     26.80%
1996     19.22%
1997     27.79%
1998     -9.08%
1999     -1.26%

Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 14.13% (quarter ending December 31, 1998) and the lowest return for a quarter was - 20.87% (quarter ending September 30, 1998).

The table shows how the average annual total returns for Class A Shares of the Special Value Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                                    Since
(for the Periods ended              Past        Past          Inception
December 31,  1999)(1)             One Year    5 Years        (12/3/93)

Class A                            -6.96%      10.34%          9.17%
 S&P 400 Mid-Cap Index(2)          14.72%      23.05%         17.90%

(1) The Special Value Fund did not offer Class G Shares prior to December 15 , 1999.

(2) The Standard & Poor's 400 Mid-Cap Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-size companies. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.



Fund Expenses


This section describes the fees and expenses that you may pay if you buy and hold shares of the Special Value Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A        Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%          NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)        NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE           NONE

Redemption Fees                              NONE           NONE

Exchange Fees                                NONE           NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management  Fees(3)                          0.80%          0.80%


Distribution (12b-1) Fees                    0.00%          0.50%


Other Expenses (includes a
shareholder  servicing fee of 0.25%
applicable to Class A Shares)                 0.53%          0.33%

Total Fund Operating Expenses                 1.33%          1.63%(4)

 Fee Waiver/Expense Reimbursement            (0.00)%        (0.03)%

Net Expenses                                  1.33%(5)       1.60%(6)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.


(3) Management fees have been restated to reflect the reduction from 1.00% to 0.80%.

(4) Other expenses of Class G Shares are based on estimated amounts for the current fiscal year.

(5) The Adviser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class A Shares will equal 1.30%. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

(6) The Adviser has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Special Value Fund at a maximum of 1.60% until at least February 28, 2001.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Special Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Special Value Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Special Value Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year   3 Years  5 Years  10 Years

Class A     $703     $972     $1,262   $2,084
Class G     $163     $511     $  884   $1,930

(1) This Example assumes that net operating expenses for Class G Shares of the Value Fund will equal 1.60% until February 28, 2001 and will equal 1.63% thereafter.

Risk/Return Summary

SMALL COMPANY OPPORTUNITY FUND


CLASS A SHARES
Cusip#: 926464835
SSGSX

CLASS G SHARES
Cusip#: 926464389
GOGFX


Investment Objective

The Small Company Opportunity Fund seeks to provide capital appreciation.

Principal Investment Strategies

The Small Company Opportunity Fund invests primarily in common stocks of smaller companies that show the potential for high earnings growth in relation to their price-earnings ratio. The Adviser considers small companies to be companies with capitalizations of $2 billion or less. The Small Company Opportunity Fund may continue to hold an investment made in a small company after its market capitalization exceeds this level. The Adviser uses a computer model to select securities that appear favorably priced.

Under normal market conditions, the Small Company Opportunity Fund:

* Will invest at least 80% of its total assets in equity securities of small companies. These equity investments include:

  - Common stock

  - Convertible preferred stock

  - Debt convertible or exchangeable into equity securities

There is no guarantee that the Small Company Opportunity Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Small Company Opportunity Fund. The Small Company Opportunity Fund is subject to the following principal risks, more fully described in "Risk Factors." The Small Company Opportunity Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Small Company Opportunity Fund declines.

  - Value stocks fall out of favor relative to growth stocks.

  - Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions.

* The portfolio manager does not execute the Small Company Opportunity Fund's principal investment strategies effectively.

* A company's earnings do not increase as expected.

An investment in the Small Company Opportunity Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Small Company Opportunity Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Small Company Opportunity Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

The bar chart shows returns for Class G Shares of the Small Company Opportunity Fund.

1990     -13.05%
1991      35.92%
1992      14.31%
1993      11.07%
1994      -2.18%
1995      26.76%
1996      19.47%
1997      31.18%
1998      -6.93%
1999      -1.08%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 20.24% (quarter ending March 31, 1991) and the lowest return for a quarter was -19.96% (quarter ending September 30, 1998).

The table shows how the average annual total returns for Class A and Class G Shares of the Small Company Opportunity Fund for one year, five years and ten years compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended            Past        Past           Past
December 31, 1999)              One Year    5 Years        10 Years

Class G(1)                      -1.08%      12.83%         10.38%
Russell 2000 Index(2)           21.26%      16.69%         13.40%

(1) The Small Company Opportunity Fund did not offer Class A Shares prior to March 26, 1999. Performance prior to March 26, 1999 reflects performance of the Gradison Opportunity Value Fund.

(2) The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small companies. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Small Company Opportunity Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)     Class A        Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%           NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)         NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE            NONE

Redemption Fees                              NONE            NONE

Exchange Fees                                NONE            NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.62%           0.62%

Distribution (12b-1) Fees                    0.00%           0.50%

Other Expenses (includes a
shareholder servicing fee of 0.25%
applicable to Class A Shares)                0.55%           0.35%

Total Fund Operating Expenses                1.17%           1.47%

Fee Waiver/Expense Reimbursement            (0.00)%         (0.17)%

Net Expenses                                1.17%(3)        1.30%(4)

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

(3) The Adviser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class A Shares of the Small
Company Opportunity Fund will equal 1.15%. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

(4) KAM has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Small Company Opportunity Fund at a maximum of 1.30% until at least April 1, 2001.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Small Company Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Company Opportunity Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small Company Opportunity Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year   3 Years  5 Years  10 Years

Class A     $687     $925     $1,182   $1,914
Class G     $132     $426     $  756   $1,690

(1) This Example assumes that net annual operating expenses for Class G Shares will equal 1.30% until April 1, 2001 and will equal 1.47% thereafter.

Risk/Return Summary

INTERNATIONAL GROWTH FUND


CLASS A SHARES
Cusip#: 926464702
SIDSX

CLASS G SHARES
Cusip#: 926464439
INTFX


Investment Objective

The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk.

Principal Investment Strategies

The International Growth Fund pursues its objective by investing primarily in equity securities of foreign corporations, most of which are denominated in foreign currencies.

The International Growth Fund will invest most of its assets in securities of companies traded on exchanges outside of the U.S., including developed and emerging countries. In making investment decisions, KAM and Indocam International Investment Services, S.A., the International Growth Fund's sub-adviser, may analyze the economies of foreign countries and the growth potential for individual sectors and securities.

Under normal market conditions, the International Growth Fund:

* Will invest at least 65% of its total assets in:

  - Securities (including "sponsored" and "unsponsored" ADRs) of companies that derive more than 50% of their gross revenues from, or have more than 50% of their assets, outside the United States; and
  - Securities for which the principal trading markets are located in at least three different countries (excluding the United States); and

* The International Growth Fund may invest up to 20% of its total assets in securities of companies located in emerging countries.

There is no guarantee that the International Growth Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the International Growth Fund. The International Growth Fund is subject to the following principal risks, more fully described in "Risk Factors." The International Growth Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

* The prices of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established.

* The market value of securities acquired by the International Growth Fund declines.

* The portfolio manager does not execute the International Growth Fund's principal investment strategies effectively.

An investment in the International Growth Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The International Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with stocks that do not pay out significant portions of their earnings as dividends. It also may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. By itself, the International Growth Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the International Growth Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

The bar chart shows returns for Class A Shares of the International Growth Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1991      9.75%
1992     -6.41%
1993     35.91%
1994      2.72%
1995      7.71%
1996      6.29%
1997      2.33%
1998     17.48%
1999     41.92%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 29.84% (quarter ending December 31, 1999) and the lowest return for a quarter was -15.23% (quarter ending September 30, 1998).

The table shows how the average annual total returns for Class A Shares of the International Growth Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                               Since
(for the Periods ended          Past        Past           Inception
December 31, 1999)(1)           One Year    5 Years        (5/18/90)

Class A                         33.72%      12.98%         9.84%
MSACWI Free ex US Index(2)      30.90%      12.31%         8.98%

(1) The International Growth Fund did not offer Class G Shares prior to March 29, 1999.

(2) The Morgan Stanley All Country World Index Free ex US is a widely recognized unmanaged index of common stock prices with country weightings of international companies. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the International Growth Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)     Class A        Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%          NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)        NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE           NONE

Redemption Fees                              NONE           NONE

Exchange Fees                                NONE           NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              1.10%          1.10%

Distribution (12b-1) Fees                    0.00%          0.50%

Other Expenses (includes a
shareholder servicing fee of 0.25%
applicable to Class A Shares)                0.78%          0.64%

Total Fund Operating Expenses                1.88%          2.24%

Fee Waiver/Expense Reimbursement            (0.00)%        (0.24)%

Net Expenses                                 1.88%(3)       2.00%(4)

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

(3) The Adviser may waive fees and reimburse expenses, as allowed by law, so that the net operating expenses of the International Growth Fund will equal 1.75% for Class A Shares. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

(4) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the International Growth Fund at a maximum of 2.00% until at least April 1, 2001.



EXAMPLE: The following Example is designed to help you compare the cost of investing in the International Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Growth Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Growth Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year   3 Years  5 Years  10 Years


Class A      $755     $1,132   $1,533   $2,649
 Class G     $203     $  677   $1,178   $2,556

(1) This Example assumes that Net Annual Fund Operating Expenses for Class G Shares will equal 2.00% until April 1, 2001 and will equal 2.24% thereafter.

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. All Funds will not buy all of the securities listed below.


For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).


U.S. Equity Securities.


Can include common stock and securities that are convertible or exchangeable into common stock of U.S.

corporations.

Equity Securities of Companies Traded on Foreign Exchanges.


Can include common stock and securities convertible into stock of non-U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American
Depository Receipts (ADRs) and Global  Depository Receipts (GDRs).


*Futures Contracts and Options on Futures Contracts.


Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes. The Stock Index Fund invests in futures as a substitution for S&P 500 stock.


* Derivative Instruments: Indicates a "derivative instrument" whose value is linked to or derived from another security, instrument, or index.

Risk Factors




This Prospectus describes the principal risks that you may assume as an investor in the Funds.

This table summarizes the principal risks, described in the following pages, to which the Funds are subject.



                                                                             Small
                          Established  Diversified  Stock          Special   Company      International
                   Value  Value        Stock        Index  Growth  Value     Opportunity  Growth
                   Fund   Fund         Fund         Fund   Fund    Fund     Fund         Fund

Market risk and     X      X            X            X      X       X        X            X
manager risk


Equity risk        X      X            X            X      X       X        X            X


Currency risk
and/or  foreign
issuer risk                                         X                                    X


Correlation risk                                    X



General  Risks:


* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.


* Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risk associated with investing in equity securities:


* Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.



By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.


An investment in a Fund is not a complete investment program.


Risks associated with investing in foreign securities:

* Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of the International Growth Fund's securities.

* Foreign issuer risk. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.





Risk associated with futures and options contracts:

* Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.

Share Price





Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

A Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.


        Total Assets- Liabilities

NAV = ----------------------------
      Number of Shares Outstanding


You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.



Dividends, Distributions, and Taxes




As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.


Ordinarily, each Fund described in this Prospectus declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways.


 REINVESTMENT OPTION


You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


 CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

 INCOME EARNED OPTION


You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.


Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your  choice  of  distribution   should  be  set  up  on  the  original  Account
Application. If you would like to change the option you selected, please call 800-539-FUND.


DIRECTED DIVIDENDS OPTION


In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

 DIRECTED BANK ACCOUNT OPTION


In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.



 Important Information about Taxes


Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Ordinary dividends from a Fund are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.


* Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.


* An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from each Fund every January showing the amounts and tax status of distributions made to you.

* Under certain circumstances, the International Growth Fund may be in a position to (in which case it would) "pass through" to you the right to a credit or deduction for income or other tax credits earned from foreign investments.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

 INVESTING WITH VICTORY


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a Fund.


We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.


All you need to do to get started is to fill out an application.


Choosing a Share Class


Each Fund offers Class A and G Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.


CLASS A


* Front-end sales charge, as described on the next page. There are several ways to reduce this charge.

* Lower annual expenses, generally, than Class G Shares.


CLASS G

* No front-end sales charge. All your money goes to work for you right away.





* Class G Shares are sold only by certain broker-dealers.



An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.


 Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:


                                       Sales Charge        Sales Charge
                                       as a % of           as a % of
Your Investment in the Fund            Offering Price      Your Investment

Up to $49,999                          5.75%               6.10%
$50,000 up to $99,999                  4.50%               4.71%
$100,000 up to $249,999                3.50%               3.63%
$250,000 up to $499,999                2.50%               2.56%
$500,000 up to $999,999                2.00%               2.04%
$1,000,000 and above*                  0.00%               0.00%


*Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.



For historical expense information on Class A and G Shares, see the "Financial Highlights" at the end of this Prospectus.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.



 Sales Charge Reductions and Waivers for Class A Shares


You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.


3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.


4. Waivers for certain investors:

a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

b.  Investors  who  purchase  shares  for  trust  or  other  advisory   accounts
established with KeyCorp or its affiliates.


c. Investors in Class A Shares who reinvest the proceeds from a liquidation distribution of Class A Shares held in deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Association and its affiliates, the Victory Group, or invested in a fund of the Victory Group.

d. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

e. Purchase of shares in connection with financial institution sponsored bundled omnibus retirement programs sponsored by financial institutions that have entered into agreements with the Funds' Distributor in connection with the operational requirements of such programs.

f. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.

* Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

Shareholder Servicing Plan


Each Fund, other than the Stock Index Fund, has adopted a Shareholder Servicing Plan for its Class A Shares. The Shareholder Servicing Plan also applies to Class G Shares of the Stock Index Fund. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically. Distribution Plan

Victory has adopted a Distribution and Service Plan for Class G Shares of each Fund, other than the Stock Index Fund, under which these shares will pay to the Distributor a monthly service fee at an annual rate of 0.25% of the average daily net assets of each such Fund. The service fee is paid to securities broker-dealers or other financial intermediaries for providing personal services to shareholders of these Funds, including responding to inquiries, providing information to shareholders about their fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. Each such Fund may enter into agreements with various shareholder servicing agents, including KeyCorp and its affiliates, and with other financial institutions that provide such services.

Under the Class G Rule 12b-1 Distribution and Service Plan, Class G Shares of the each Fund, other than the Stock Index Fund, also annually pay the Distributor a monthly distribution fee in an additional amount of up to 0.25% of each such Fund's average daily net assets. The distribution fee is paid to the Distributor for general distribution services and for selling Class G Shares of these Funds. The Distributor makes payments to agents who provide these services.

Victory has adopted separate Rule 12b-1 Distribution and Service Plans for Class A Shares of the Established Value Fund and Small Company Opportunity Fund and Class G Shares of the Stock Index Fund. These share classes do not pay any expenses under this plan.

Because Rule 12b-1 fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. There is no minimum investment required to open an account for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Make your check payable to:  The  Victory  Funds


Keep the following addresses handy for purchases, exchanges, or redemptions:


 BY REGULAR U.S.  MAIL


Send completed Account Applications with your check, bank draft, or money order to:

Class G Shares
The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202


 Class A Shares
The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

 BY OVERNIGHT MAIL


Use the following address ONLY for overnight packages.

Class G Shares
The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202
Phone: 800-539-FUND


Class A Shares
The Victory Funds

c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
Phone: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds .


Class G Shares
The Victory Funds
Firstar Bank
ABA #042000013


For Credit to DDA
Account # 8355281

(insert Fund name,
account number and name)


Class A Shares
The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1


(insert account number,
name, and confirmation
number assigned by the
 Transfer Agent)

 BY TELEPHONE


800-539-FUND
(800-539-3863)

 ACH


After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.


 Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

 Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.

 Retirement Plans


You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.



All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You can obtain a list of funds available for exchange by calling 800-539-FUND.



You can sell shares of one fund of the Victory Portfolios to buy shares of the same class of any other. This is considered an exchange.


You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.


* If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund as a result of an exchange from another fund of the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


* You must meet the minimum purchase requirements for the fund you purchase by exchange.


* The registration and tax identification numbers of the two accounts must be identical.


* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.


* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.


* An exchange of Fund shares constitutes a sale for tax purposes.

* Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

How to Sell Shares





If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


BY TELEPHONE


The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or


*  Electronically  transfer your  redemption  via the Automated  Clearing  House
(ACH).

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

 BY MAIL


Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;


* The check is not being made payable to the owner of the account;


* The redemption proceeds are being transferred to another Victory Group account with a different registration; or


* The check or wire is being sent to a different bank account.


You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


 BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

 BY ACH

Normally, your redemption will be processed on the same day , but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

 Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

 Additional Information about Redemptions


* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

* A Fund may suspend your right to redeem your shares in the following circumstances:


  - During non-routine closings of the NYSE;

  - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  - When the SEC orders a suspension to protect the Fund's shareholders.


* Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


 About Victory


Each Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


 The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 1998, KAM was paid advisory fees based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

Value Fund                         0.96%
Established Value                  0.49%
Diversified Stock Fund             0.61%
Stock Index Fund                   0.51%
Growth Fund                        0.93%
Special Value Fund                 0.90%
Small Company Opportunity Fund     0.57%
International Growth Fund          0.98%

 Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.



We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


Portfolio Management


Neil A. Kilbane is the portfolio manager of the Value Fund. Mr. Kilbane, a Certified Financial Analyst, has been the portfolio manager of the Value Fund since April 1998. He is a Portfolio Manager and Managing Director of KAM and has been in the investment business since 1986.


William J. Leugers, Jr., Daniel R. Shick and Gary H. Miller have been the co-portfolio managers of the Established Value Fund and its predecessor, the Gradison Established Value Fund since 1984, 1993 and 1998, respectively, and together are primarily responsible for the day-to-day management of the Established Value Fund's portfolio. Messrs. Leugers and Shick are Portfolio Managers and Managing Directors of Gradison McDonald. Mr. Miller has been a Vice President and Portfolio Manager of Gradison McDonald since 1998; prior to which he was a Portfolio Trader with Gradison McDonald since 1993. Messrs. Leugers, Shick and Miller are also co-portfolio managers of the Small
Company Opportunity Fund and together are primarily responsible for that Fund's portfolio.


Lawrence G. Babin is the portfolio manager of the Diversified Stock Fund, a position he has held since its inception in 1989. A Chartered Financial Analyst, Mr. Babin is a Portfolio Manager and Managing Director of KAM.

Ernest C. Pelaia is the portfolio manager of the Stock Index Fund, a position he has held since July 1999. He is a Portfolio Manager, and has been with KAM since July 1991 as an Analyst, Trader, Investment Officer and most recently Assistant Vice President of Funds Management.

William F. Ruple is the portfolio manager of the Growth Fund, a position he has held since June 1995. He is a Portfolio Manager and Director of KAM, and has been associated with KAM or an affiliate since 1970.

Anthony Aveni and Paul D. Danes are the portfolio managers of the Special Value Fund and together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Aveni has been a portfolio manager of the Special Value Fund since its inception in December 1993. He is the Chief Investment Officer and a Senior Managing Director with KAM, and has been associated with KAM or an affiliate since 1981. Mr. Danes has been a portfolio manager of the Special Value Fund since October 1995. He is a Portfolio Manager and Director with KAM, and has been associated with KAM or an affiliate since 1987.




Conrad R. Metz and Leslie Globits are primarily responsible for the management of the International Growth Fund. Mr. Metz is a Managing Director of KAM, and formerly served as the sole portfolio manager of the International Growth Fund. He previously was Senior Vice President, International Equities, at Bailard Biehl & Kaiser, and has over 20 years experience in global equity research and portfolio management. Mr. Globits, a Director of KAM, was previously a Senior Financial Analyst and Assistant Vice President in KeyCorp's Corporate Treasury Department, and has been with KAM or an affiliate since 1987.


 The Investment Sub-Adviser to the International Growth Fund


Manager of Managers. KAM, the investment adviser, serves as a Manager of Managers of the International Growth Fund. As Manager of Managers, KAM may select one or more sub-advisers to manage the International Growth Fund's assets. KAM evaluates each sub-adviser's skills, investment styles and strategies in light of KAM's analysis of the international securities markets. Under its Advisory Agreement with Victory, KAM oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If KAM engages more than one sub-adviser, KAM may reallocate assets among sub-advisers when it believes it is appropriate. KAM provides investment advice regarding short-term debt securities. KAM has the ultimate responsibility for the International Growth Fund's investment performance because it is responsible for overseeing all sub-advisers and recommending to the Fund's Board of Trustees that it hire, terminate or replace a particular sub-adviser.

Victory and KAM have obtained an order from the Securities and Exchange Commission that allows KAM, subject to certain conditions, to select additional sub-advisers with the approval of the Funds' Board of Trustees, without obtaining shareholder approval. The order also allows KAM to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that sub-advisory agreement to terminate. The Funds will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If KAM hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.


Indocam International Investment Services, S.A. KAM currently has a Portfolio Management Agreement with Indocam International Investment Services, S.A.
(IIIS), a French corporation located in Paris, France. IIIS has served as Sub-adviser for all of the International Growth Fund's assets (other than short-term debt instruments) since June 1998. IIIS and its advisory affiliates (Indocam) are the global asset management component of the Credit Agricole banking and financial services group. As of June 30, 1999, Indocam managed approximately $145 billion for its clients.

Ayaz Ebrahim, Didier Le Conte, Jean-Claude Kaltenbach and Miren Etcheverry together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ebrahim has been employed by IIIS (or an affiliate) since 1991. Mr. Le Conte is the Senior Portfolio Manager responsible for European Equities at IIIS and has been employed by IIIS (or an affiliate) since 1966. Mr. Kaltenbach is the Head of Equity Management at IIIS and has been employed by IIIS (or an affiliate) since 1994. Ms. Etcheverry has been a Senior Portfolio Manager with IIIS since January 2000. From 1996 until January 2000, Ms. Etcheverry was a Senior Vice President at John Hancock Funds and prior to that was a Senior Vice President with Baring Asset Management.


Indocam International Investment Services, S.A. is the Sub-adviser for the
 International Growth Fund.

The Funds are supervised by the Board of Trustees, which monitors the services provided to investors.



                    OPERATIONAL STRUCTURE OF THE FUNDS



                                 TRUSTEES           ADVISER


                               SHAREHOLDERS


                       FINANCIAL SERVICES FIRMS AND
                      THEIR INVESTMENT PROFESSIONALS


                     Advise current and  prospective  shareholders on their Fund investments.



                      TRANSFER AGENT/SERVICING AGENT


                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, MA 02110

                  Boston Financial Data Services
                  Two Heritage Drive
                  Quincy, MA 02171


           Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends,  and servicing of shareholder accounts.


ADMINISTRATOR, DISTRIBUTOR,
AND FUND ACCOUNTANT                        CUSTODIAN


BISYS Fund Services                        Key Trust Company of Ohio, N.A.
and its affiliates                         127 Public Square
3435 Stelzer Road                          Cleveland, OH 44114
Columbus, OH 43219

Markets the Funds, distributes shares      Provides for safekeeping of the
through Investment Professionals, and      Funds' investments and cash, and
calculates the  value  of  shares.         settles trades made by the Funds.
As Administrator, handles the day-to-
day activities of the Funds.




SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information


Some additional information you should know about the Funds.



 Share Classes


The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares.


 Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.
Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

 Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).



If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights


 VALUE FUND


The Financial Highlights table is intended to help you understand the Value Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Value Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Value Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A Shares of the Value Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Value Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                             Year           Year           Year           Year            Year
                                            Ended          Ended          Ended          Ended          Ended
                                             Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,
                                            1999           1998           1997           1996           1995< F2>

Net Asset Value, Beginning of Period        $  18.81       $  17.07       $  14.18       $  11.87       $  10.13


Investment Activities

    Net investment income                        0.04           0.09           0.15           0.20           0.27
    Net realized and unrealized
      gains (losses) from investments            3.16           3.16           3.57           2.65           1.92

        Total from Investment Activities         3.20           3.25           3.72           2.85           2.19


Distributions

    Net investment income                      (0.04)         (0.10)         (0.16)         (0.20)         (0.27)
    In excess of net investment income            --             --             --             --          (0.01)
    Net realized gains                         (3.13)         (1.41)         (0.67)         (0.34)         (0.17)

        Total Distributions                    (3.17)         (1.51)         (0.83)         (0.54)         (0.45)

Net Asset Value, End of Period              $   18.84       $  18.81       $  17.07       $  14.18       $  11.87

Total Return (excludes sales charges)           20.02%         20.46%         27.24%         24.66%         22.28%


Ratios/Supplemental Data:

Net Assets, End of Period (000)              $611,483       $517,313       $472,047       $382,083       $295,871
Ratio of expenses to
  average net assets                            1.40%           1.34%          1.32%          1.33%          0.99%
Ratio of net investment income
  to average net assets                          0.20%          0.54%          0.93%          1.56%          2.55%
Ratio of expenses to
  average net assets(1)                        1.45%           1.46%            (3)            1.35%          1.30%
Ratio of net investment income
  to average net assets(1)                     0.15%          0.42%            (3)           1.54%          2.24%
Portfolio turnover                                 36%            40%            25%            28%            23%


---------------


(1)
During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2)
Effective June 5, 1995, the Victory Equity Income Portfolio merged into the
Value Fund. Financial highlights for the periods prior to June 5, 1995 represent the Value Fund.

(3)
There were no voluntary fee reductions during the period.




Financial Highlights


 ESTABLISHED VALUE FUND


The Financial Highlights table is intended to help you understand the Established Value Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Established Value Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Established Value Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class G Shares of the Established Value Fund. The financial highlights for the period from April 1, 1999 to October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Established Value Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the four fiscal years and one period ended March 31, 1999 were audited by Arthur Andersen LLP.

                                       Apr. 1, 1999   Year           Year           Year           Year           11 Months
                                       to             Ended          Ended          Ended          Ended          Ended
                                       Oct. 31,       Mar. 31,       Mar. 31,       Mar. 31,       Mar. 31,       Mar. 31,
                                       1999(2)      1999           1998           1997           1996           1995

Net Asset Value, Beginning of Period   $  31.34       $  33.94       $  28.83       $  27.57       $  23.38       $  22.52

Investment Activities
    Net investment income (loss)           0.02           0.29           0.46           0.44           0.44           0.37
    Net realized and unrealized gains
      (losses) from investments            2.98          (0.71)          7.70           3.62           5.19           1.52

Total from Investment Activities           3.00          (0.42)          8.16           4.06           5.63           1.89

Distributions
    Net investment income                 (0.03)         (0.30)         (0.48)         (0.45)         (0.43)         (0.37)
    Net realized gains                       --          (1.88)         (2.57)         (2.35)         (1.01)         (0.66)

        Total Distributions               (0.03)         (2.18)         (3.05)         (2.80)         (1.44)         (1.03)

Net Asset Value, End of Period         $  34.31       $  31.34       $  33.94       $  28.83       $  27.57       $  23.38

Total Return                               9.59%(3)    (1.01)%        29.67%         15.14%         24.84%          8.85%(3)

Ratios/Supplemental Data:
Net Assets, End of Period (000)        $469,288       $478,984       $567,255       $429,726       $366,417       $277,370
Ratio of expenses to
  average net assets (5)                 1.10%(4)     1.09%          1.10%          1.12%          1.15%          1.20%(4)
Ratio of net investment income
  to average net assets (5)              0.03%(4)     0.92%          1.44%          1.57%          1.70%          1.87%(4)
Ratio of expenses to
  average net assets(1)                  1.27%(4)     (6)          (6)          (6)          (6)          (6)
Ratio of net investment income
  to average net assets(1)              (0.14)%(4)    (6)          (6)          (6)          (6)          (6)
Portfolio turnover                           11%            37%            20%            31%            18%            24%

---------------

(1)During the period, certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(2) Effective  April 1, 1999, the Gradison  Established  Value Fund became the
Victory Established Value Fund. Financial highlights prior to April 1, 1999 represent the Gradison Established Value Fund.

(3)Not annualized.

(4)Annualized.

(5)On April 1, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Established Value Fund at a maximum of 1.10% until at least April 1, 2001.

(6)There were no fee reductions during the period.




Financial Highlights

DIVERSIFIED STOCK FUND

The Financial Highlights table is intended to help you understand the Diversified Stock Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Diversified Stock Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Diversified Stock Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A and Class G Shares of the Diversified Stock Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Diversified Stock Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                                               Prior to
                                                                                               designation
                                                                                               as Class A    Class G

                                                         Class A Shares                         Shares        Shares

                                        Year          Year          Year          Year          Year          Mar. 26, 1999
                                       Ended         Ended         Ended         Ended         Ended          through
                                       Oct. 31,      Oct. 31,      Oct. 31,     Oct. 31,       Oct. 31,       Oct. 31,
                                       1999          1998(5)     1997           1996(2)         1995           1999(7)(8)

Net Asset Value,
  Beginning of Period                  $  18.85      $  17.76      $  15.75      $  13.62      $  12.68      $   17.14


Investment Activities

    Net investment  income (loss)            0.06          0.11          0.16          0.20          0.27         (0.01)
    Net realized and  unrealized
      gains (losses)  from investments       2.92          3.07          3.84          3.21          2.33           0.82


        Total from

          Investment  Activities             2.98          3.18          4.00          3.41          2.60           0.81


Distributions

    Net investment income                 (0.06)        (0.11)        (0.16)        (0.19)        (0.27)           --
    In excess of net  investment income       --            --            --            --         (0.01)           --
    Net realized gains                    (3.81)        (1.98)        (1.83)        (1.09)        (1.38)           --

        Total Distributions               (3.87)        (2.09)        (1.99)        (1.28)        (1.66)           --

Net Asset Value,  End of Period         $   17.96      $  18.85      $  17.76      $  15.75      $  13.62      $   17.95

Total Return (excludes sales charges)      19.39%        19.60%        27.96%        27.16%        23.54%          4.73%(9)

Ratios/Supplemental Data
Net Assets,  End of Period (000)         $957,001      $933,158      $762,270      $571,153      $409,549       $106,592
Ratio of expenses  to
  average net assets (10)                1.06%          1.02%         1.03%         1.05%         0.92%          1.35%(3)
Ratio of net  investment income
  (loss) to average  net assets (10)       0.34%         0.64%         0.97%         1.40%         2.11%        (0.07)%(3)
Ratio of expenses  to
  average  net assets(1)                   1.10%         1.13%         (4)         1.08%         0.95%          1.38%(3)
Ratio of net  investment income
  (loss) to average  net assets(1)         0.30%         0.53%         (4)         1.37%         2.07%        (0.10)%(3)
Portfolio turnover (6)                      83%           84%           63%           94%           75%            83%


---------------


(1)During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2)Effective March 1, 1996, the Fund designated the existing shares as Class A
Shares.


(3)Annualized.

(4)There were no voluntary fee reductions during the period.

(5)Effective March 16, 1998, the SBSF Fund merged into the Victory Diversified
Stock  Fund.  Financial  highlights  for the  period  prior  to March  16,  1998 represent the Victory Diversified Stock Fund.

(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(7)Period from commencement of operations.


(8)Effective March 26, 1999, the Gradison Growth and Income Fund merged into the Victory Diversified Stock Fund.


(9)Not Annualized.


(10)On March 26, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G Shares of the Fund at a maximum of 1.44% until at least April 1, 2001. The Adviser has also agreed to waive its management fee for Class A Shares to the same extent the fee is waived for Class
G Shares until at least April 1, 2001.





Financial Highlights


 STOCK INDEX FUND


The Financial Highlights table is intended to help you understand the Stock Index Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Stock Index Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Stock Index Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A and G Shares of the Stock Index Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Stock Index Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                   Class A Shares                             Class G Shares

                                                                                                              July 2,
                                            Year         Year         Year         Year          Year         1999
                                            Ended        Ended        Ended        Ended        Ended         through
                                             Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
                                            1999         1998(5)    1997         1996         1995          1999(2)


Net Asset Value,

  Beginning of Period                       $  21.03     $  18.75     $  14.85     $  12.50     $  10.18      $23.96


Investment Activities

    Net investment income                        0.28         0.37         0.29         0.28         0.27        0.06
    Net realized and unrealized gains
      (losses) from investments                  4.47         3.37         4.23         2.58         2.31      (0.50)

        Total from Investment Activities         4.75         3.74         4.52         2.86         2.58      (0.44)


Distributions

    Net investment income                      (0.29)       (0.36)       (0.29)       (0.28)       (0.26)     (0.06)
    Net realized gains                         (2.03)       (1.10)       (0.33)       (0.23)          --         --

        Total Distributions                    (2.32)       (1.46)       (0.62)       (0.51)       (0.26)     (0.06)

Net Asset Value, End of Period              $   23.46     $  21.03     $  18.75     $  14.85     $  12.50      $23.46

Total Return (excludes sales charges)           24.91%       20.99%       31.16%       23.38%       25.72%     (1.83)%(3)


Ratios/Supplemental Data:

Net Assets, End of Period (000)              $858,235     $627,147     $465,015     $277,124     $160,822      $9,382
Ratio of expenses to
  average net assets                             0.58%        0.57%        0.56%        0.57%        0.55%       0.82%(4)
Ratio of net investment income
  to average net assets                          1.28%        1.83%        1.74%        2.14%        2.53%       0.85%(4)
Ratio of expenses to
  average net assets(1)                        0.81%        0.84%        0.86%        0.89%        0.87%       1.73%(4)
Ratio of net investment income
  to average net assets(1)                     1.05%        1.56%        1.44%        1.82%        2.21%     (0.06)%(4)
Portfolio turnover (6)                           3%           8%          11%           4%          12%          3%


---------------


(1)During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(2)
Period from commencement of operations.

(3)
Not annualized.

(4)
Annualized.


(5)
Effective  March 16,1998,  the Key Stock Index Fund merged into the Victory
Stock Index Fund.  Financial  highlights  for the period prior to March 16, 1998 represent the Victory Stock Index Fund.


(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




Financial Highlights


 GROWTH FUND


The Financial Highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Growth Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A Shares of the Growth Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Growth Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                  Year        Year        Year        Year         Year
                                                 Ended       Ended       Ended       Ended       Ended
                                                  Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                 1999        1998        1997        1996        1995(2)

Net Asset Value,
  Beginning of Period                            $  21.62    $  18.01    $  14.57    $  12.15    $  10.23


Investment Activities

    Net investment income (loss)                    (0.04)      (0.03)       0.03        0.08        0.11
    Net realized and unrealized
      gains (losses) on investments                   4.90        4.88        4.07        2.93        1.97

        Total from Investment Activities              4.86        4.85        4.10        3.01        2.08


Distributions

    Net investment income                              --          --       (0.04)      (0.08)      (0.11)
    Net realized gains                              (1.77)      (1.24)      (0.62)      (0.51)      (0.05)

        Total Distributions                         (1.77)      (1.24)      (0.66)      (0.59)      (0.16)

Net Asset Value, End of Period                   $   24.71    $  21.62    $  18.01    $  14.57    $  12.15

        Total Return (excludes sales charges)        24.25%      28.59%      29.08%      25.66%      20.54%


Ratios/Supplemental Data:

Net Assets, End of Period (000)                   $417,417    $269,476    $185,533    $147,753    $108,253
Ratio of expenses to
  average net assets                                  1.41%       1.35%       1.34%       1.33%       1.07%
Ratio of net investment  income
  (loss) to  average net assets                      (0.21)%     (0.13)%      0.19%       0.64%       1.00%
Ratio of expenses to
  average net assets(1)                             1.49%       1.49%       < F3>        1.39%       1.42%
Ratio of net investment  income
  (loss) to  average net assets(1)                 (0.29)%     (0.27)%      < F3>        0.58%       0.65%
Portfolio turnover                                      33%         29%         21%         27%        107%


---------------


(1)During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2)Effective June 5, 1995, the Victory Equity Portfolio merged into the Growth
Fund. Financial highlights for the periods prior to June 5, 1995 represent the Growth Fund.

(3)There were no voluntary fee reductions during the period.





Financial Highlights


 SPECIAL VALUE FUND


The Financial Highlights table is intended to help you understand the Special Value Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Special Value Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Special Value Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A Shares of the Special Value Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Special Value Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                                                        Prior to
                                                                                                         Designation
                                                                                                        as Class A
                                                              Class A Shares                             Shares

                                             Year           Year           Year           Year            Year
                                            Ended          Ended          Ended          Ended          Ended
                                             Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,
                                            1999           1998           1997           1996(2)      1995

Net Asset Value, Beginning of Period        $  13.64       $  16.68       $  14.15       $  12.15       $  10.49


Investment Activities

    Net investment income (loss)                 0.07           0.09           0.10           0.12           0.15
    Net realized and unrealized
      gains (losses) on investments              0.04          (1.79)          3.50           2.33           1.71

        Total from Investment Activities         0.11          (1.70)          3.60           2.45           1.86


Distributions

    Net investment income                      (0.08)         (0.09)         (0.12)         (0.11)         (0.15)
    In excess of net investment income            --             --             --             --             --
    Net realized gains                         (0.58)         (1.25)         (0.95)         (0.34)         (0.05)

        Total Distributions                    (0.66)         (1.34)         (1.07)         (0.45)         (0.20)

Net Asset Value, End of Period              $   13.09       $  13.64       $  16.68       $  14.15       $  12.15

Total Return (excludes sales charges)            0.80%        (11.22)%        27.05%         20.60%         18.01%


Ratios/Supplemental Data:

Net Assets, End of Period (000)              $232,272       $346,962       $420,020       $289,460       $194,700
Ratio of expenses to
  average net assets                            1.43%           1.40%          1.37%          1.37%          1.04%
Ratio of net investment income
  (loss) to average net assets                  0.51%          0.56%          0.65%          0.88%          1.35%
Ratio of expenses to
  average net assets(1)                         1.53%          1.51%          (4)           1.40%          1.30%
Ratio of net investment income
  (loss) to average net assets(1)              0.41%          0.45%          (4)           0.85%          1.09%
Portfolio turnover                               43%            44%            39%            55%            39%


---------------

(1)During the period, certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.


(2)Effective March 1, 1996, the Fund designated the existing shares as Class A
Shares and commenced offering Class B Shares.

(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4)There were no voluntary fee reductions during the period.





Financial Highlights


 SMALL COMPANY OPPORTUNITY FUND

The Financial Highlights table is intended to help you understand the Small Company Opportunity Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Small Company Opportunity Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Small Company Opportunity Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A and Class G Shares of the Small Company Opportunity Fund. The financial highlights for the period from April 1, 1999 to October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Small Company Opportunity Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the four fiscal years and one period ended March 31, 1999, and the one year ended April 30, 1994, were audited by Arthur Andersen LLP.



                            Class A Shares                                    Class  G Shares

                         Apr. 1,     Mar. 26,     Apr. 1,      Year         Year      Year      Year      11 Months   Year
                        1999 to     1999 to      1999 to      Ended        Ended     Ended     Ended     Ended       Ended
                         Oct. 31,    Mar. 31,     Oct. 31,     Mar. 31,     Mar. 31,  Mar. 31,  Mar. 31,  Mar. 31,    Apr. 30,
                         1999        1999(2)(3)     1999         1999(3)    1998      1997      1996       1995        1994

Net Asset Value,
  Beginning of Period   $  20.71     $ 20.23      $  20.71     $  27.89     $  22.77  $  22.26  $  18.10  $ 18.35     $ 17.55


Investment
  Activities
    Net investment

      income              (0.01)         --         (0.06)        0.10         0.23      0.20      0.19     0.13        0.08
    Net realized and

      unrealized
      gains (losses)

       on investments        0.38        0.48          0.39        (6.06)        8.72      2.52      4.73     0.18        1.59


        Total from
          Investment

          Activities        0.37        0.48          0.33        (5.96)        8.95      2.72      4.92     0.31        1.67

Distributions
    Net  investment
      income                 --          --            --        (0.14)       (0.27)    (0.17)    (0.18)   (0.12)      (0.07)
    In excess of net
      realized gains         --          --            --           --           --        --        --       --          --
    Net realized gains       --          --            --        (1.08)       (3.56)    (2.04)    (0.58)   (0.44)      (0.80)


        Total

          Distributions      --          --            --        (1.22)       (3.83)    (2.21)    (0.76)   (0.56)      (0.87)


Net Asset Value,

  End of Period         $  21.08     $ 20.71      $  21.04     $  20.71     $  27.89  $  22.77  $  22.26  $ 18.10     $ 18.35


Total Return
  (excludes sales

  charges)                  1.79%(5)  2.37%(5)    1.59%(5) (22.08)%      42.02%    12.46%    28.00%    1.75%(5)  9.75%


Ratios/Supplemental
  Data:
Net Assets,

  End of Period (000)    $51,599     $64,587      $105,415     $125,761     $175,684  $114,451  $102,979  $84,738     $83,297
Ratio of expenses

  to average net
  assets (4)             0.98%(6)  0.98%(6)    1.29%(6)   1.30%        1.31%     1.36%     1.41%    1.37%(6)  1.38%
Ratio of net
  investment income
  (loss) to average
  net assets (4)         0.09%(6)  1.50%(6)    0.39%(6)   0.41%        0.86%     0.90%     0.95%    0.84%(6)  0.47%
Ratio of expenses to

   average net assets(1)   1.17%(6)  1.19%(6)    1.47%(6)   1.30%(8)   (8)     (8)     (8)    (8)       (8)
Ratio of net

  investment income
  (loss) to average

  net assets(1)         (0.28)%(6) 1.29%(6)   (0.58)%(6)  0.41%(8)   (8)     (8)     (8)    (8)       (8)
Portfolio turnover          16%      30%         16%          30%          42%       35%       24%      32%         40%


---------------


(1) During the period, certain fees were voluntarily reduced . If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2) Period from commencement of operations.

(3)Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund. Concurrent with the merger the Fund was renamed
Victory Small Company Opportunity Fund.  Financial highlights prior to March 26,
1999 represent the Gradison Opportunity Value Fund.


(4)Effective March 26, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Small Company
Opportunity Fund at a maximum of 1.30% until at least April 1, 2001. The Adviser has also agreed to waive its management fee for Class A shares to the same extent the fee is waived for Class G shares until at least April 1, 2001.

(5)Not annualized

(6)Annualized


(7) Portfolio  turnover  is  calculated  on the  basis  of the  Small  Company
Opportunity Fund as a whole without distinguishing between the classes of shares issued.

(8)There were no fee reductions during the period.





Financial Highlights


 INTERNATIONAL GROWTH FUND


The Financial Highlights table is intended to help you understand the International Growth Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the International Growth Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the International Growth Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A and Class G Shares of the International Growth Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the International Growth Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                                              Prior to
                                                                                              designation
                                                                                              as Class A     Class G

                                                   Class A Shares                              Shares         Shares


                                   Year           Year           Year           Year           Year            Mar. 26, 1999
                                  Ended          Ended          Ended          Ended          Ended           through
                                   Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,
                                   1999           1998           1997           1996(3)       1995(4)         1999(8)(9)

Net Asset Value,
  Beginning of Period             $  13.19       $  13.31       $  13.01       $  12.33       $  13.32       $  13.73


Investment Activities

  Net investment  income (loss)       (0.05)          0.07(2)      0.09           0.08           0.05         (0.03)
  Net realized and unrealized
     gains(losses) from
    investments and
    foreign currencies                 3.85           0.65           0.67           0.62          (0.42)          2.78


        Total from

          Investment  Activities        3.80           0.72           0.76           0.70          (0.37)          2.75


Distributions

    Net investment income               --          (0.06)         (0.01)         (0.02)            --            --
    Net realized gains               (0.48)         (0.78)         (0.45)            --          (0.55)           --
    Tax return of capital               --             --             --             --          (0.07)           --

        Total Distributions          (0.48)         (0.84)         (0.46)         (0.02)         (0.62)           --

Net Asset Value,  End of Period    $   16.51       $  13.19       $  13.31       $  13.01       $  12.33       $  16.48


Total Return

  (excludes sales charges)            29.43%          5.79%          6.04%          5.65%         (2.50)%        20.03%(7)


Ratios/Supplemental Data:

Net Assets,  End of Period (000)    $149,193       $134,491       $106,189       $121,517       $106,477        $37,322
Ratio of expenses  to
  average net  assets (10)           1.75%           1.71%          1.69%          1.73%          1.53%          2.00%(5)
Ratio of net investment  income
  (loss) to  average net assets       (0.32)%         0.55%          0.63%          0.64%          0.75%        (1.79)%(5)
Ratio of expenses to
  average net assets(1)              1.88%          1.82%          1.69%          1.75%          1.65%          2.24%(5)
Ratio of net investment  income
  (loss) to  average net assets(1)   (.45)%         0.44%          0.63%          0.62%          0.63%        (2.03)%(5)
Portfolio turnover (6)                106%            86%           116%           178%            68%           106%


---------------

(1)During the period, certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(2)Calculated using average shares for the period.


(3)Effective March 1, 1996, the Fund designated the existing shares as Class A
Shares.

(4)Effective June 5, 1995, the Victory Foreign Markets Portfolio merged into the International Growth Fund. Financial highlights for the periods prior to June 5, 1995 represent the International Growth Portfolio.


(5)Annualized.

(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(7)Not Annualized.

(8)Period from commencement of operations.


(9)Effective March 26, 1999, the Gradison International Fund merged  into the
Victory International Growth Fund.


(10)On March 26, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G Shares of the Fund at a maximum of 2.00% until at least April 1, 2001. The Adviser has also agreed to waive its management fee for Class A Shares to the same extent the fee is waived for Class
G Shares until at least April 1, 2001.




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43

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44

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.


 Statement of Additional Information (SAI)


Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


 Annual and Semi-annual Reports


Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND (800-539-3863).


How to Obtain Information


By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527


You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http://www.victoryfunds.com.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


Victory Funds

 LOGO (R)      Investment Company Act File Number 811-4852    VF-EQTY-PRO (2/00)

                                                                    Prospectus


February 28, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fixed Income Funds

Limited Term Income Fund
Class A Shares

Intermediate Income Fund
Class A and G Shares


 Fund for Income
Class A and G Shares


Investment Quality Bond Fund
Class A and G Shares


 Victory Funds
(LOGO)(R)


Call Victory at:
800-539-FUND
(800-539-3863)
or visit the Victory Funds' website at:
www.victoryfunds.com

 The Victory Portfolios

 Key to Financial Information

 Objective and Strategies


The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the amount invested.

                              Table of Contents

Introduction                                                               1

Risk/Return Summary for each of the Funds


An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.
 Limited Term Income Fund

Class A Shares                                                             2
Intermediate Income Fund

Class A and G Shares                                                       4
Fund for Income

Class A and G Shares                                                       6
Investment Quality Bond Fund

Class A and G Shares                                                       8

Investments                                                               10


Risk Factors                                                              11

Share Price                                                               12

Dividends, Distributions, and Taxes                                       13

Investing with Victory

* Choosing a Share Class                                                  15
* How to Buy Shares                                                       18
* How to Exchange Shares                                                  20
* How to Sell Shares                                                      21

 Organization and Management of the Funds                                 23

 Additional Information                                                   25

 Financial Highlights
Limited Term Income Fund                                                  26
Intermediate Income Fund                                                  27
 Fund for Income                                                          28
Investment Quality Bond Fund                                              29

Introduction


This  Prospectus  explains  the  objectives,   policies,   risks,   performance,
strategies, and expenses of the Shares of the Victory Funds described in this Prospectus (the Funds).

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

Investment Strategy

Each of the Funds pursues its objective by investing primarily in debt securities. However, each of the Funds has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.

Risk Factors


Certain Funds may share many of the same risk factors. For example, all of the Funds are subject to interest rate inflation, reinvestment, and credit risks. The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed in each "Risk/Return Summary" and in "Risk Factors."


Who May Want to Invest in the Funds

* Investors seeking income


* Investors seeking higher potential returns than provided by money market funds

* Investors willing to accept the risk of price and dividend fluctuations


Share Classes


Each Fund offers Class A Shares. The Intermediate Income Fund, Fund for Income and the Investment Quality Bond Fund also offer Class G Shares. See
"Choosing a Share  Class."

The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary

LIMITED TERM INCOME FUND


CLASS A SHARES
Cusip#: 926464405

SSFIX

Investment Objective

The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal.

Principal Investment Strategies

The Limited Term Income Fund pursues its investment objective by investing in a portfolio of high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based on remaining maturities.

Under normal conditions, the Limited Term Income Fund primarily invests in:

* Investment-grade corporate securities, asset-backed securities, convertible securities and exchangeable debt securities;

* Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

* Mortgage-backed securities issued by government agencies and non-governmental entities; and

* Commercial paper.

Important Characteristics of the Limited Term Income Fund's Investments:

* Quality: The Limited Term Income Fund will only invest in high-grade debt securities rated in one of the top four rating categories at the time of purchase by Standard & Poor's (S&P), Fitch IBCA International (Fitch IBCA), Moody's Investors Service (Moody's), or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

* Maturity: The dollar-weighted effective average maturity of the Limited Term Income Fund will generally range from 1 to 5 years. Under certain market conditions, the Limited Term Income Fund's portfolio manager may go outside these boundaries.

* An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

     The Limited Term Income Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

     There is no guarantee that the Limited Term Income Fund will achieve its objectives.

Principal Risks


You may lose money by investing in the Limited Term Income Fund. The Limited Term Income Fund is subject to the following principal risks, more fully described in "Risk Factors." The Limited Term Income Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Limited Term Income Fund declines.

* The portfolio manager does not execute the Limited Term Income Fund's principal investment strategies effectively.


* Interest rates rise.

* An issuer's credit quality is downgraded.


* The Limited Term Income Fund must reinvest interest or sale proceeds at lower rates.


* The rate of inflation increases.

* The average life of a mortgage-related security is shortened or lengthened.

     An investment in the Limited Term Income Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance


The bar chart and table shown below provide an indication of the risks of investing in the Limited Term Income Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

     The bar chart shows returns for Class A Shares of the Limited Term Income Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1990     8.74%
1991    11.49%
1992     5.36%
1993     6.12%
1994    -1.26%
1995    10.97%
1996     4.02%
1997     5.75%
1998     5.96%
1999     1.79%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 3.79% (quarter ending December 31, 1991) and the lowest return for a quarter was -1.19% (quarter ending March 31, 1994).

The table shows how the average annual total returns for Class A Shares of the Limited Term Income Fund for one year, five years and ten years, including maximum sales charges, compare to those of two broad-based market indices.

Average  Annual Total Returns
(for the Periods ended December 31,
1999)

                                     Past        Past        Past
                                   One Year     5 Years     10 Years

Class A                             -0.21%       5.23%       5.62%

Merrill Lynch 1-3

Year  Treasury  Index(1),(3)         3.06%       6.51%       6.59%


Lehman 1-3 Year

Government  Index(2),(3)             2.96%       6.48%       6.68%

1 The Merrill Lynch 1-3 Year Treasury Index is a broad-based unmanaged index that represents the general performance of short-term (one to three year) U.S. Treasury securities.


2 The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of U.S. government agency debt securities that mature in one to three years.

3 Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

Fund Expenses


This section describes the fees and expenses that you may pay if you buy and hold shares of the Limited Term Income Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)                            Class A


Maximum Sales Charge  Imposed on Purchases                          2.00%
(as a percentage of offering price)


Maximum Deferred Sales Charge
(as a percentage of the lower of purchase or sale price)            NONE(2)


Maximum Sales Charge Imposed  on Reinvested Dividends               NONE


Redemption Fees                                                     NONE

Exchange Fees                                                       NONE


Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                                                    0.50%

Distribution (12b-1) Fees                                          0.00%

Other Expenses

(includes a shareholder servicing fee of 0.25%)                    0.60%

Total Fund Operating Expenses                                      1.10%

Fee  Waiver/Expense Reimbursement                                 (0.20)%


Net Expenses                                                       0.90%(3)


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Limited Term Income Fund at a maximum of 0.90% until at least February 28, 2001.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Limited Term Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Limited Term Income Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Limited Term Income Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Year   3 Years   5 Years   10 Years


Class  A      $290      $523      $775      $1,496

1 This Example asumes that Net Annual Fund Operating Expenses will equal 0.90% until February 28, 2001 and will equal 1.10% thereafter.

Risk/Return Summary

INTERMEDIATE INCOME FUND


 CLASS A SHARES
Cusip#: 926464819

SIMIX

CLASS G SHARES
Cusip#: 926464314

Investment Objective

The Intermediate Income Fund seeks to provide a high level of income.


Principal Investment  Strategies

The Intermediate Income Fund pursues its investment objective by investing in debt securities. Some of these debt securities are issued by corporations, the U.S. Government and its agencies and instrumentalities. "Investment grade" obligations are rated within the top four rating categories by an NRSRO.


Under normal conditions, the Intermediate Income Fund will invest at least 65% of its total assets in:


* Investment grade corporate securities, asset-backed securities, convertible securities, or exchangeable debt securities;

* Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;


* Mortgage-related securities issued by government agencies and non-governmental entities; and

* Commercial paper.

Important characteristics of the Intermediate Income Fund's investments:

* Quality: Investment grade corporate securities rated in the top four rating categories at the time of purchase by S&P, Fitch IBCA, Moody's or another NRSRO, or if unrated, of comparable quality.


* Maturity: The dollar-weighted effective average maturity of the Intermediate Income Fund generally will range from 3 to 10 years. Under certain market conditions, the portfolio manager may go outside these boundaries.


     The Intermediate Income Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

     There is no guarantee that the Intermediate Income Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Intermediate Income Fund. The Intermediate Income Fund is subject to the following principal risks, more fully described in "Risk Factors." The Intermediate Income Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Intermediate Income Fund declines.


* The portfolio manager does not execute the Intermediate Income Fund's principal investment strategies effectively.


* Interest rates rise.

* An issuer's credit quality is downgraded.

* The Intermediate Income Fund must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The average life of a mortgage-related security is shortened or lengthened.

     An investment in the Intermediate Income Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Income Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Intermediate Income Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994        -2.39%
1995        14.03%
1996         3.06%
1997         7.05%
1998         7.51%
1999        -0.74%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 4.72% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.81% (quarter ending March 31, 1994).


The table shows how the average annual total returns for Class A Shares of the Intermediate Income Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                          Since
(for the Periods ended         Past        Past       Inception
December 31,  1999)             One Year    5 Years    (12/10/93)

Class  A(1)                     -6.48%      4.81%      3.51%


Lehman Int. Gov't/Corp

Bond Index(2)                    0.39%      7.09%      5.53%

1 The  Intermediate  Income Fund did not offer Class G Shares  prior to December
  15, 1999.


2 The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. government agency debt securities that mature in one to ten years. Index returns do not include any brokerage commissions, sales charges, or other fees.It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Income Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)                   Class A   Class G


Maximum  Sales  Charge  Imposed  on  Purchases
(as a  percentage  of  offering price)                     5.75%     NONE

Maximum Deferred Sales Charge (as a percentage of          NONE(2)   NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed on Reinvested Dividends       NONE      NONE


Redemption Fees                                            NONE      NONE

Exchange Fees                                              NONE      NONE


Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                                            0.75%    0.75%

Distribution (12b-1) Fees                                  0.00%    0.25%

Other Expenses (includes a shareholder

servicing fee of 0.25% applicable  to Class A Shares)      0.51%    0.31%

Total Fund Operating Expenses                              1.26%    1.31%

Fee  Waiver/Expense

Reimbursement                                             (0.36)%  (0.31)%


Net Expenses                                               0.90%(3)  1.00%(3)


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 Other expenses of Class G Shares are based on estimated amounts for the current fiscal year . The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares and Class G Shares of the Intermediate Income Fund at a maximum of 0.90% and 1.00%, respectively, until at least February 28, 2001.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Intermediate Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Intermediate Income Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Intermediate Income Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Year   3 Years   5 Years   10 Years


Class  A      $662      $918      $1,194    $1,980

Class  G      $102      $385      $   688    $1,552

1 This  Example  assumes  that Net Annual Fund  Operating  Expenses  for Class A
  Shares will equal 0.90% until February 28, 2001 and will equal 1.26% thereafter and that Net Annual Fund Operating Expenses for Class G Shares will equal 1.00% until February 28, 2001 and will equal 1.31% thereafter.

 Risk/Return Summary


FUND FOR INCOME

CLASS A SHARES
Cusip#: 926464751
IPFIX

CLASS G SHARES
Cusip#: 926464397
GGIFX

Investment Objective

The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital.

Principal Investment  Strategies

The Fund for Income pursues its investment objective by investing primarily in securities issued by the U.S. government and its agencies or instrumentalities. The Fund for Income currently invests only in securities that are guaranteed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Under normal market conditions, the Fund for Income primarily invests in:

* Mortgage-backed obligations and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA). The Fund for Income will invest at least 65% of its total assets in GNMA securities.

* Obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities with maturities generally in the range of 2 to 30 years.

There is no guarantee that the Fund for Income will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund for Income. The Fund for Income is subject to the following principal risks, more fully described in "Risk Factors." The Fund for Income's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Fund for Income  declines

* The portfolio manager does not execute the Fund for Income's principal investment strategies effectively * Interest rates rise

* The Fund for Income must reinvest interest or sale proceeds at  lower rates

* The rate of inflation increases

* The average life of a mortgage-related security is shortened or lengthened

     An investment in the Fund for Income is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance


The bar chart and table shown below provide an indication of the risks of investing in the Fund for Income by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

     The bar chart shows returns for Class G Shares of the Fund for Income . Sales loads on these shares imposed prior to July 7, 1997 are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

 1990          8.76%
1991         14.07%
1992          6.29%
1993          7.58%
1994         -3.67%
1995         17.19%
1996          3.50%
1997          8.35%
1998          7.37%
1999          0.77%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 5.49% (quarter ending June 30, 1995) and the lowest return for a quarter was -3.04% (quarter ending March 31, 1994).

The table shows how the average annual total returns for Class A and G Shares of the Fund for Income for one year, five years and ten years, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended           Past        Past        Past
December 31,  1999)             One Year    5 Years     10 Years

Class A(1)                       -1.31%      6.84%      6.65%


Class G(2)                        0.77%      7.30%      6.87%


Lehman  GNMA Index(3)             1.93%      8.07%      7.87%

1 Performance prior to March 26, 1999, the Class A Shares inception date, reflects the performance of Class G Shares, which has not been adjusted for the expenses of Class A Shares.


2 The performance data does not reflect the deduction of a maximum 2% sales charge which was in effect for the Gradison Government Income Fund, the Fund for Income's predecessor, from its inception until July 7, 1997.


3 The Lehman GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses


This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund for Income.


Shareholder Transaction Expenses
(paid directly from your investment)(1)                      Class A  Class G

Maximum Sales Charge

Imposed on Purchases                                          2.00%    NONE
(as a percentage of offering price)

Maximum  Deferred  Sales  Charge  (as a  percentage of        NONE(2)  NONE
the lower of purchase or sale price)

Maximum Sales Charge  Imposed on  Reinvested  Dividends       NONE     NONE


Redemption Fees                                               NONE     NONE

Exchange Fees                                                 NONE     NONE


Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                                               0.50%    0.50%

Distribution (12b-1) Fees                                     0.00%    0.25%


Other Expenses (includes a shareholder servicing
fee of 0.25%  applicable to Class A Shares)                   0.72%    0.29%

Total Fund Operating Expenses                                 1.22%    1.04%


Fee Waiver/Expense Reimbursement                             (0.22)%  (0.15)%

Net Expenses                                                  1.00%(3) 0.89%(4)


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares of the Fund for Income at a maximum of 1.00% until at least February 28, 2001.

4 The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Fund for Income at a maximum of 0.89% until at least April 1, 2001. Other expenses of Class G Shares are based on estimated amounts for the current fiscal year.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund for Income with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for Income for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund for Income's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 Year   3 Years   5 Years   10 Years


 Class A       $300     $558      $836      $1,629


 Class G      $ 91     $316      $559      $1,257

1 This  Example  assumes  that Net Annual Fund  Operating  Expenses  for Class A
  Shares will equal 1.00% until February 28, 2001 and will equal 1.22% thereafter and that Net Annual Fund Operating Expenses for Class G Shares will equal 0.89% until April 1, 2001 and will equal 1.04% thereafter.

Risk/Return Summary

INVESTMENT QUALITY BOND FUND


 CLASS A SHARES
Cusip#: 926464827

SIQBX

CLASS G SHARES
Cusip#: 926464322

Investment Objective

The Investment Quality Bond Fund seeks to provide a high level of income.


Principal Investment  Strategies


The Investment Quality Bond Fund pursues its investment objective by investing primarily in investment-grade bonds issued by corporations and the U.S. government and its agencies or instrumentalities. "Investment grade" obligations are rated within the top four rating categories by an NRSRO.


Under normal market conditions, the Investment Quality Bond Fund will invest at least 80% of its total assets in the following securities:


* Investment grade corporate securities, asset-backed securities, convertible securities and exchangeable debt securities;

* Mortgage-related securities issued by governmental agencies and non-governmental entities;

* Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

* Commercial paper.


Important characteristics of the Investment Quality Bond Fund's investments:


* Quality: All instruments will be rated, at the time of purchase, within the four highest rating categories by S&P, Fitch IBCA, Moody's, or another NRSRO, or, if unrated, be of comparable quality. For more information on ratings, see the Appendix to the SAI.

* Maturity: The dollar-weighted effective average maturity of the Investment Quality Bond Fund will range from 5 to 15 years. Individual assets held by the Investment Quality Bond Fund may vary from the average maturity of the Fund.

     Under certain market conditions, the portfolio manager may go outside these boundaries.

     The Investment Quality Bond Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

     There is no guarantee that the Investment Quality Bond Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Investment Quality Bond Fund. The Investment Quality Bond Fund is subject to the following principal risks, more fully described in "Risk Factors." The Investment Quality Bond Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Investment Quality Bond Fund declines.


* The portfolio manager does not execute the Investment Quality Bond Fund's principal investment strategies effectively.


* Interest rates rise.

* An issuer's credit quality is downgraded.

* The Investment Quality Bond Fund must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The average life of a mortgage-related security is shortened or lengthened.

     An investment in the Investment Quality Bond Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Investment Quality Bond Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


The bar chart shows returns for Class A Shares of the Investment Quality Bond Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994          -2.62%
1995          16.66%
1996           2.46%
1997           8.45%
1998           7.51%
1999          -2.45%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 5.85% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.51% (quarter ending March 31, 1994).

The table shows how the average annual total returns for Class A Shares of the Investment Quality Bond Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                              Since
(for the Periods ended           Past        Past       Inception
December 31,  1999)             One Year    5 Years    (12/10/93)

Class  A(1)                     -8.09%      5.09%      3.65%


Lehman

Aggregate Index(2)              -0.82%      7.73%      5.88%


1 The  Investment  Quality  Bond  Fund did not  offer  Class G  Shares  prior to
  December 15, 1999.

2 The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than one year), investment-grade fixed-income securities. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

Fund Expenses


This section describes the fees and expenses that you may pay if you buy and hold shares of the Investment Quality Bond Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)                     Class A  Class G

Maximum Sales Charge
Imposed on Purchases                                         5.75%    NONE
(as a percentage of offering price)

Maximum Deferred

Sales Charge (as a percentage of                             NONE(2)  NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed on Reinvested Dividends         NONE     NONE


Redemption Fees                                              NONE     NONE

Exchange Fees                                                NONE     NONE


Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                                              0.75%    0.75%

Distribution (12b-1) Fees                                    0.00%    0.25%


Other Expenses (includes a shareholder  servicing fee
of 0.25% applicable  to Class A Shares)                      0.59%    0.34%

Total Fund Operating Expenses                                1.34%    1.34%

Fee  Waiver/Expense Reimbursement                           (0.24)%  (0.24)%


Net Expenses                                                 1.10%(3) 1.10%(3)


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 Other  expenses  of Class G Shares  are  based on  estimated  amounts  for the current fiscal year . The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares and Class G Shares of the Investment Quality Bond Fund at a maximum of 1.10% until at least February 28, 2001. The Adviser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class A Shares do not exceed 1.00%. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Investment Quality Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investment Quality Bond Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Investment Quality Bond Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Year   3 Years   5 Years   10 Years


Class  A      $681      $953      $1,247    $2,075

Class  G      $112      $401      $  711    $1,592

1 This  Example  assumes  that Net Annual Fund  Operating  Expenses  for Class A
  Shares and Class G Shares will equal 1.10% until February 28, 2001 and will equal 1.34% thereafter.

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.


     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.


U.S. Government Securities.


Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.


Corporate Debt Obligations.


Debt instruments issued by public corporations. They may be secured or unsecured.


Asset Backed Securities.


Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.


Convertible or Exchangeable Corporate Debt Obligations.


Debt instruments that may be exchanged or converted to other securities.


Mortgage-Backed Securities.


Instruments secured by a mortgage or pools of mortgages.


When-Issued and Delayed-Delivery Securities.


A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.


Zero Coupon Bonds.


These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


Yankee Securities.


Debt instruments issued by non-domestic issuers and traded  in U.S. dollars.


Receipts.


Separately traded interest or principal components of U.S. government securities.


Dollar-Weighted Effective Average Maturity.


Based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of a debt security's value to changes in interest rates. The value of a long- term debt security is more sensitive to interest rate changes than the value of a short-term security.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.




This Prospectus describes the principal risks that you may assume as an investor in the Funds.


     Each Fund is subject to the principal risks described below.


General  Risks:


* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.


* Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by NRSROs such as S&P, Fitch IBCA, or Moody's.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.





Risks associated with investing in mortgage-related securities:

* Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

* Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

An investment in a Fund is not a complete investment program.

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     A Fund's NAV may change on days when shareholders will not be able to purchase or redeem a Fund's shares if a Fund has portfolio securities that are listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

     The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

      Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets.

     The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Dividends,  Distribution, and Taxes


Your  choice  of  distribution   should  be  set  up  on  the  original  Account
Application. If you would like to change the option you selected, please call 800-539-FUND.

Buying a Dividend.

You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, the Funds declare and pay dividends monthly. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways.


 REINVESTMENT OPTION


You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


 CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.


INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.


 DIRECTED DIVIDENDS OPTION


You can automatically reinvest distributions in the same class of shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.


 DIRECTED BANK ACCOUNT OPTION


In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.


 Important Information about Taxes


The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.


* Ordinary dividends from a Fund are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.


* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. government obligations will be provided with tax statements you receive from a Fund.

* An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

 INVESTING WITH VICTORY


All you need to do to get started is to fill out an application.





If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.


     We want to make it  simple  for you to do  business  with  us.  If you have
questions   about  any  of  this   information,   please  call  your  Investment
Professional or one of our customer service representatives at 800-539-FUND.

They will be happy to assist you.

Choosing a Share Class

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A and G Shares, see the "Financial Highlights" at the end of this Prospectus.

Each Fund described in this prospectus offers Class A Shares, which have a front-end sales charge of 2.00% to 5.75%, depending upon the Fund in which you invest. Please look at the "Fund Expenses" section of the Fund in which you are investing to find the sales charge.


     The Intermediate Income Fund, Fund for Income and Investment Quality Bond Fund also offer Class G Shares.


     Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A

* Front-end sales charge, as described on the next page. There are several ways to reduce this charge.

* Lower annual expenses, generally, than Class G Shares.

CLASS G

* No front-end sales charge. All your money goes to work for you right away.





* Class G Shares are sold only by certain broker-dealers.

 Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed in the following tables.

Your Investment in:                Sales Charge      Sales Charge
- Intermediate Income Fund        as a % of         as a % of
- Investment Quality Bond Fund    Offering Price    Your Investment


Up to $49,999                     5.75%             6.10%

$50,000 up to $99,999             4.50%             4.71%

$100,000 up to $249,999           3.50%             3.63%

$250,000 up to $499,999           2.50%             2.56%

$500,000 up to $999,999           2.00%             2.04%


$1,000,000 and above*             0.00%             0.00%



Your Investment in:               Sales Charge      Sales Charge
- Limited Term Income Fund        as a % of         as a % of

- Fund for Income                  Offering Price    Your Investment


Up to $49,999                     2.00%             2.04%

$50,000 up to $99,999             1.75%             1.78%

$100,000 up to $249,999           1.50%             1.52%

$250,000 up to $499,999           1.25%             1.27%

$500,000 up to $999,999           1.00%             1.01%

$1,000,000 and above*             0.00%             0.00%


* Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

Sales Charge Reductions and Waivers

You may qualify for reduced sales charges in the following cases:

     1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

     2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

     3. You can combine Class A Shares of multiple Victory Funds (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

     4. Waivers for certain investors:


          a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers"*, and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

          b. Investors who buy shares for trust or other advisory accounts established with KeyCorp or its affiliates.

          c. Investors who reinvest the proceeds from a liquidation distribution of Class A Shares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Association or its affiliates, or invested in a fund of the Victory Group.

          d. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, selling brokers, and their sales representatives.

          e. Purchase of shares in connection with financial institution sponsored bundled omnibus retirement programs sponsored by financial institutions that have entered into agreements with the Funds' Distributor in connection with the operational requirements of such programs.

          f. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.

* Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

 Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan for its Class A Shares . The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of Class A Shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

 Distribution Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class A Shares of the Funds. These shares do not pay any expenses under this Plan.

     Victory has also adopted a Distribution and Service Plan for Class G Shares of the Intermediate Income Fund, Fund for Income and Investment Quality Bond Fund, under which these shares will pay to the distributor a monthly service fee at an annual rate of 0.25% of the average daily net assets of each such Fund. The service fee is paid to securities broker-dealers or other financial intermediaries for providing personal services to shareholders of these Funds, including responding to inquiries, providing information to shareholders about their fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. Each such Fund may enter into agreements with various shareholder servicing agents, including KeyCorp and its affiliates, and with other financial institutions that provide such services.


     Because Rule 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.


     If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to:  The  Victory  Funds


Keep the following addresses handy for purchases, exchanges, or redemptions:


 BY REGULAR U.S.  MAIL


Send completed Account Applications with your check, bank draft, or money order to:

Class G Shares

The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202


 Class A Shares


The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527


 BY OVERNIGHT MAIL


Use the following address ONLY for overnight packages.

Class G Shares

The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202
Phone: 800-539-FUND


Class A Shares


The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
Phone: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds.

Class G Shares


The Victory Funds
Firstar Bank
ABA #042000013

For Credit to DDA
Account # 8355281
(insert Fund name, account number and name)


Class A Shares

The Victory Funds
State Street Bank and Trust Co.
ABA #011000028
For Credit to DDA
Account #9905-201-1

(insert account number, name, and confirmation number assigned by the Transfer Agent)

 BY TELEPHONE


800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.


 ACH


After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.


 Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

 Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.

 Retirement Plans


You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND.


You can sell shares of one fund of the Victory Portfolios to buy shares of the same class of any other. This is considered an exchange.


You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you would like to exchange and the fund whose shares you want to buy must offer the exchange privilege.


* If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund with 5.75% sales load as a result of an exchange from another fund of the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.


* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase requirements for the fund you buy by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

* An exchange of Fund shares constitutes a sale for tax purposes.

* Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.


 BY TELEPHONE


The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing House
(ACH).

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


 BY MAIL


Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;


* The check is not being made payable to the owner of the account;


* The redemption proceeds are being transferred to another Victory Group account with a different registration; or


* The check or wire is being sent to a different bank account.


     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


 BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

 BY ACH

Normally, your redemption will be processed on the same day , but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

 Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours , we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

 Additional Information about Redemptions


* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

* A Fund may suspend your right to redeem your shares in the following circumstances:


          *    During non-routine closings of the NYSE;

          * When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          * When the SEC orders a suspension to protect a Fund's shareholders.


* Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


 About Victory

Each Fund is a member of the Victory Portfolios, a group of more than 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

 The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 1999, KAM was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as follows:




Limited Term Income Fund       0.48%

Intermediate Income Fund       0.52%

Fund for Income                0.44%

Investment Quality Bond Fund   0.62%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' administrator, pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


Portfolio Management

Deborah Svoboda has been the portfolio manager of the Limited Term Income Fund since September 1998. Ms. Svoboda has been Portfolio Manager and Managing
Director of KAM since 1998, prior to which she was a Senior Vice President responsible for asset-backed securities syndication and marketing for McDonald & Company Investments Inc.


Matthew D. Meyer is the portfolio manager of the Intermediate Income Fund, a position he has held since May 1, 1999. He has been a Senior Portfolio Manager and Director in the Taxable Fixed Income Group of KAM since January 25, 1999. Prior to this position, he was employed by McDonald & Company as a First Vice President, Senior Mortgage-Backed Securities Trader since 1995. Prior to this position, he was a Mortgage-Backed and Agency Securities Trader with First Tennessee National Corporation from February 1993 to December 1995. He has been in the fixed income securities business since 1987.

Thomas M. Seay has been the portfolio manager of the Fund for Income since January 1999, and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Seay, a Senior Vice President of McDonald Investments Inc., also served as portfolio manager of the Gradison Government Income Fund from April, 1998 until March, 1999, when the Fund for Income acquired the Gradison Fund's assets. From March 1987 until April 1998, he served as Vice President and Fixed Income Portfolio Manager, Lexington Management Corporation.


Richard T. Heine is the portfolio manager of the Investment Quality Bond Fund, a position he has held since its inception in 1993. A Portfolio Manager and Director with KAM, he has been in the investment advisory business since 1977.

OPERATIONAL STRUCTURE OF THE FUNDS


Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

 TRUSTEES


ADVISER

SHAREHOLDERS

FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their Fund investments.


 TRANSFER AGENT/SERVICING AGENT


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171


Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

 ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT


BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219


Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

 CUSTODIAN


Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Funds' investments and cash, and settles trades made by the Funds.


 SUB-ADMINISTRATOR


Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.


 Share Classes


The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares.


 Performance


The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


 Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, prospectuses, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights


 LIMITED TERM INCOME FUND


The Financial Highlights table is intended to help you understand the Limited Term Income Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Limited Term Income Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Limited Term Income Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A Shares of the Limited Term Income Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Limited Term Income Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                               Year       Year       Year       Year       Year
                                              Ended      Ended      Ended      Ended      Ended
                                               Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
                                              1999       1998       1997       1996       1995(2)

Net Asset Value, Beginning of Period          $ 10.06    $  9.94    $ 10.01    $ 10.15    $   9.88


Investment Activities

  Net investment income                           0.50       0.54       0.61       0.63        0.57
  Net realized and unrealized
    gains (losses) from investments             (0.33)      0.12      (0.07)     (0.14)       0.27

      Total from Investment Activities            0.17       0.66       0.54       0.49        0.84


Distributions

  Net investment income                         (0.50)     (0.54)     (0.61)     (0.62)      (0.57)
  In excess of net investment income               --         --         --      (0.01)         --
  Net realized gains                               --         --         --         --          --

      Total Distributions                       (0.50)     (0.54)     (0.61)     (0.63)      (0.57)

Net Asset Value, End of Period                $   9.73    $ 10.06    $  9.94    $ 10.01    $  10.15

Total Return (excludes sales charges)             1.72%      6.86%      5.57%      4.94%       8.77%


Ratios/Supplemental Data:

Net Assets, End of Period (000)                $47,488    $81,343    $81,913    $90,019    $172,002
Ratio of expenses to  average net assets           0.96%      0.87%      0.85%      0.86%       0.78%
Ratio of net investment income
  to average net assets                           5.03%      5.44%      6.06%      5.90%       5.77%
Ratio of expenses to  average net assets(1)      1.09%      1.02%      0.87%      0.89%       0.79%
Ratio of net investment income
  to average net assets(1)                      4.90%      5.29%      6.04%      5.87%       5.76%
Portfolio turnover                                 220%       177%       139%       221%         97%


---------------

(1)During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2)Effective June 5, 1995, the Victory Short-Term Government Income Portfolio merged into the Limited Term Income Fund. Financial highlights for the periods prior to June 5, 1995 represent the Limited Term Income Fund.



Financial Highlights


 INTERMEDIATE INCOME FUND


The Financial Highlights table is intended to help you understand the Intermediate Income Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Intermediate Income Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Intermediate Income Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A Shares of the Intermediate Income Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Intermediate Income Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                               Year        Year        Year        Year         Year
                                              Ended       Ended       Ended       Ended       Ended
                                               Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct.  31,
                                              1999        1998        1997        1996        1995

Net Asset Value, Beginning of Period          $   9.85    $   9.61    $   9.56    $   9.69    $   9.25


Investment Activities

  Net investment income                            0.50        0.53        0.56        0.56        0.60
  Net realized and unrealized gains
    (losses) from investments                    (0.52)       0.24        0.05       (0.13)       0.44

      Total from Investment Activities           (0.02)       0.77        0.61        0.43        1.04


Distributions

  Net investment income                          (0.50)      (0.53)      (0.56)      (0.56)      (0.60)
  Net realized gains                             (0.01)         --          --          --          --

      Total Distributions                        (0.51)      (0.53)      (0.56)      (0.56)      (0.60)

Net Asset Value, End of Period                $    9.32    $   9.85    $   9.61    $   9.56    $   9.69

Total Return (excludes sales charges)            (0.18)%      8.30%       6.62%       4.56%      11.65%


Ratios/Supplemental Data:

Net Assets, End of Period (000)                $224,190    $256,267    $248,841    $272,087    $163,281
Ratio of expenses to
  average net assets                               1.00%       0.96%       0.96%       0.94%       0.82%
Ratio of net investment income
  to average net assets                            5.26%       5.48%       5.87%       5.81%       6.32%
Ratio of expenses to
  average net assets(1)                          1.26%       1.24%       1.09%       1.11%       1.06%
Ratio of net investment income
  to average net assets(1)                       5.00%       5.20%       5.74%       5.64%       6.08%
Portfolio turnover                                  303%        318%        195%        164%         98%


---------------

(1)During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



Financial Highlights

FUND FOR INCOME

The Financial Highlights table is intended to help you understand the Fund for Income's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund for Income. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund for Income (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund for Income. The financial highlights for the period from January 1, 1999 to October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund for Income, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the five fiscal years ended December 31, 1998 were audited by Arthur Andersen LLP.

                                          Class A
                                          Shares                                       Class G Shares

                                          Mar. 26,       Jan. 1,         Year        Year        Year        Year        Year
                                          1999 to        1999 to         Ended       Ended       Ended       Ended       Ended
                                          Oct. 31,       Oct. 31,        Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
                                          1999(4)(7)  1999(4)       1998        1997        1996        1995        1994

Net Asset Value, Beginning of Period      $ 13.14        $  13.32        $  13.14    $  12.88    $  13.21    $  12.02    $  13.37

Investment Activities
  Net investment income                      0.46            0.66            0.77        0.78        0.78        0.79        0.76
  Net realized and unrealized
    gains (losses) on investments           (0.36)          (0.54)           0.17        0.26       (0.34)       1.23       (1.25)

      Total from Investment Activities       0.10            0.12            0.94        1.04        0.44        2.02       (0.49)

Distributions
  Net investment income                     (0.45)          (0.66)          (0.76)      (0.78)      (0.77)      (0.79)      (0.78)
  In excess of net investment income           --              --              --          --          --          --       (0.01)
  Net realized gains                           --              --              --          --          --          --       (0.05)
  Tax return of capital                        --              --              --          --          --       (0.04)      (0.02)

      Total Distributions                   (0.45)          (0.66)          (0.76)      (0.78)      (0.77)      (0.83)      (0.86)

Net Asset Value, End of Period            $ 12.79        $  12.78        $  13.32    $  13.14    $  12.88    $  13.21    $  12.02

Total Return (excludes sales charges)        0.72%(2)      0.94%(2)      7.37%       8.36%       3.51%      17.20%      (3.69)%

Ratios/Supplemental Data:
Net Assets, End of Period (000)           $40,270        $192,422        $159,712    $155,072    $162,874    $185,434    $184,029
Ratio of expenses to
  average net assets (5)                   1.00%(3)      0.88%(3)      0.89%       0.90%       0.90%       0.92%       0.90%
Ratio of net investment income
  to average net assets (5)                6.02%(3)      6.12%(3)      5.79%       6.04%       6.06%       6.19%       6.03%
Ratio of expenses to
  average net assets(1)                    1.22%(3)      1.04%(3)      0.90%       (6)       (6)       (6)       (6)
Ratio of net investment income
  to average net assets(1)                 5.80%(3)      5.96%(3)      5.78%       (6)       (6)       (6)       (6)
Portfolio turnover (8)                       24%             24%             36%         12%         13%         16%         21%

---------------
(1)During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions  and/or  reimbursements  had not occurred, the ratios would have been as indicated.

(2)Not annualized.


< F3> Annualized.


(4)Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund For Income. Financial highlights prior to March 26, 1999 represent the Gradison Government Income Fund.

(5)Effective March 26, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G Shares of the Fund at a maximum of 0.89% until at least April 1, 2001. The Adviser has also agreed to waive its management fee for Class A Shares to the same extent the fee is waived for Class G Shares until at least April 1, 2001.

(6)There were no voluntary fee reductions during the period.

(7)Period from commencement of operations.

(8)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights


 INVESTMENT QUALITY BOND FUND


The Financial Highlights table is intended to help you understand the Investment Quality Bond Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Investment Quality Bond Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Investment Quality Bond Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A Shares of the Investment Quality Bond Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Investment Quality Bond Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                               Year        Year        Year        Year         Year
                                              Ended       Ended       Ended       Ended       Ended
                                               Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                              1999        1998        1997< F3>    1996        1995< F2>

Net Asset Value, Beginning of Period          $  10.00    $   9.78    $   9.63    $   9.76    $   9.10


Investment Activities

  Net investment income                            0.54        0.55        0.57        0.57        0.62
  Net realized and unrealized gains
    (losses) from investments                    (0.64)       0.22        0.14       (0.13)       0.67

      Total from Investment Activities           (0.10)       0.77        0.71        0.44        1.29


Distributions

  Net investment income                          (0.53)      (0.55)      (0.56)      (0.56)      (0.62)
  In excess of net investment income                --          --          --          --       (0.01)
  Tax return of capital                             --          --          --       (0.01)         --

      Total Distributions                        (0.53)      (0.55)      (0.56)      (0.57)      (0.63)

Net Asset Value, End of Period                $    9.37    $  10.00    $   9.78    $   9.63    $   9.76

Total Return (excludes sales charges)            (1.18)%      8.06%       7.67%       4.65%      14.63%


Ratios/Supplemental Data:

Net Assets, End of Period (000)                $140,962    $169,932    $181,007    $150,807    $125,248
Ratio of expenses to
  average net assets                               1.09%       1.06%       1.04%       1.01%       0.88%
Ratio of net investment income
  to average net assets                            5.44%       5.49%       5.90%       5.99%       6.59%
Ratio of expenses to
  average net assets(1)                          1.34%       1.31%       1.17%       1.14%       1.10%
Ratio of net investment income
  to average net assets(1)                       5.19%       5.24%       5.77%       5.86%       6.37%
Portfolio turnover                                  398%        492%        249%        182%        160%


---------------

(1)During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2)Effective June 5, 1995, the Victory Corporate Bond Portfolio merged into the Investment Quality Bond Fund. Financial highlights for the periods prior to June 5, 1995 represent the Investment Quality Bond Fund.

(3)Effective June 13, 1997, the Victory Government Bond Fund merged into the Investment Quality Bond Fund. Financial highlights for the periods prior to June 13, 1997 represent the Investment Quality Bond Fund.



     This page is intentionally left blank.

     This page is intentionally left blank.

     This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.


 Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

 Annual and Semi-annual Reports


Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND (800-539-3863).


How to Obtain Information


By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
          P. O. Box 8527
         Boston, MA 02266-8527

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http://www.victoryfunds.com.


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


Victory Funds

(LOGO)(R)    Investment Company Act File Number 811-4852      VF-TXFI-PRO (2/00)

Prospectus



 Specialty Funds


Balanced Fund
Class A and G Shares

Convertible Securities Fund
Class A and G Shares

Real Estate Investment Fund
Class A and G Shares



February 28, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Victory Funds
LOGO (R)


Call Victory at:
800-539-FUND
(800-539-3863)
or visit the Victory Funds' website at:
www.victoryfunds.com

 The Victory Portfolios


 Table of Contents

 Introduction                                                    1

Risk/Return Summary for each of the Funds An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund .
  Balanced Fund

    Class A and G Shares                                        2
  Convertible Securities Fund

     Class A and G Shares                                        4
  Real Estate Investment Fund
     Class A and G Shares                                        6

 Investments                                                     8


Risk Factors                                                    9

Share Price                                                    12

Dividends, Distributions, and Taxes                            12

Investing with Victory

* Choosing a Share Class                                        14
* How to Buy Shares                                             17
* How to Exchange Shares                                        19
* How to Sell Shares                                            20

 Organization and Management of the Funds                       22

 Additional Information                                         24

 Financial Highlights
  Balanced Fund                                                 25
  Convertible Securities Fund                                   26
  Real Estate Investment Fund                                   27

 Appendix                                                       28


 Key to Financial Information

 Objective and Strategies


The goals and the strategies that a Fund plans to use to pursue its investment objective.


 Risk Factors


The risks you may assume as an investor in a Fund.


 Performance


A summary of the historical performance of a Fund in comparison to an unmanaged index, and, in some cases, the average performance of a category of mutual funds.


 Expenses


The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.


Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;


* Subject to possible investment risks, including possible loss of the amount invested.

Introduction





This  Prospectus  explains  the  objectives,   policies,   risks,   performance,
strategies, and expenses of the Shares of the Victory Funds described in this Prospectus (the Funds).


Investment Strategy


Each Fund pursues its investment objectives by investing primarily in equity securities. The Balanced Fund also invests a portion of its assets in debt securities and the Convertible Securities Fund invests primarily in fixed-income securities convertible into common stock. However, each Fund has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.


Risk Factors

Each Fund invests primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. The Balanced Fund and the Convertible Securities Fund are subject to the risks of both equity and debt securities, since both Funds are permitted to invest in both types of securities. There are other potential risks discussed in each "Risk/Return Summary" and in "Risk Factors."

Who May Want to Invest in the Funds

* Investors who want a diversified portfolio

* Investors willing to accept the risk of price and dividend fluctuations

* Investors willing to accept higher short-term risk along with higher potential long-term returns

* Long-term investors with a particular goal, like saving for retirement or a child's education

Share Classes

Each Fund offers Class A and Class G Shares. See "Choosing a Share Class."


Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference.


The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary

BALANCED FUND



 CLASS A SHARES
Cusip#: 926464876

SBALX

CLASS G SHARES
Cusip#: 926464272


Investment Objective

The Balanced Fund seeks to provide income and long-term growth of capital.

Principal Investment Strategies

The Balanced Fund pursues its investment objective by investing in equity securities and fixed income securities. The Balanced Fund may invest in any type or class of security, including foreign securities.

Under normal market conditions, the Balanced Fund will:

* Invest 40% to 75% of its total assets in equity securities and securities convertible or exchangeable into common stock; and

* Invest at least 25% of its total assets in debt securities and preferred stocks. The debt securities in which the Balanced Fund may invest include asset backed securities, mortgage backed securities, corporate bonds and U.S. government securities.

Important Characteristics of the Balanced Fund's Investments:

In  making  investment  decisions  involving  Equity  Securities,   the  Adviser
considers:

* The growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides;

* The financial condition of the company; and

* The price of the security and how that price compares to historical price levels, to current price levels in the general market, and to prices of competing companies; projected earnings estimates; and the earnings growth rate of the company.

In making investment decisions involving Debt Securities, the Adviser considers:

* Quality: The Balanced Fund primarily purchases investment-grade debt securities.

* Maturity: The average weighted maturity of the Balanced Fund's fixed income securities will range from 5 to 15 years. This range may be changed in response to changes in market conditions.

In making investment decisions involving Preferred Stock, the Adviser considers:

* The issuer's financial strength, including its historic and current financial condition;

* The issuer's projected earnings, cash flow, and borrowing requirements; and

* The issuer's continuing ability to meet its obligations.

The Balanced Fund's higher portfolio turnover rate may result in higher expenses and taxable gain distributions.


There is no guarantee that the Balanced Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Balanced Fund. The Balanced Fund is subject to the following principal risks, more fully described in "Risk Factors." The Balanced Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Balanced Fund declines.


* The portfolio manager does not execute the Balanced Fund's principal investment strategies effectively.


* A company's earnings do not increase as expected.

* Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

* Interest rates rise.

* An issuer's credit quality is downgraded.

* The Balanced Fund must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The average life of a mortgage-related security is shortened or lengthened.


An investment in the Balanced Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Balanced Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and in the level of income they receive from their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Balanced Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


The bar chart shows returns for Class A Shares of the Balanced Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994     -1.73%
1995     26.11%
1996     14.55%
1997     19.51%
1998     17.91%
1999      6.85%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 10.17% (quarter ending December 31, 1998) and the lowest return for a quarter was - 4.32% (quarter ending September 30, 1999).

The table shows how the average annual total returns for Class A Shares of the Balanced Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives.


Average Annual Total Returns                                 Since
(for the Periods ended               Past        Past       Inception
December 31,  1999)                 One Year    5 Years     (12/10/93)

Class  A(1)                           0.68%      15.43%       12.33%
S&P 500  Index(2),(4)                21.04%      28.55%       23.30%
Lipper Balanced  Fund Index(3),(4)    8.98%      16.33%       13.15%


1 The Balanced Fund did not offer Class G Shares prior to December 15, 1999.


2 The Standard & Poor's 500 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.


3 The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category.

4 Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)          Class A        Class G

Maximum Sales Charge
Imposed on Purchases                              5.75%          NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                  NONE(2)        NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                           NONE           NONE

Redemption Fees                                   NONE           NONE

Exchange Fees                                     NONE           NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management  Fees(3)                                0.80%          0.80%


Distribution (12b-1) Fees                          0.00%          0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to

 Class A Shares)                                   0.50%           0.31%

Total Fund Operating Expenses                      1.30%           1.61%(4)


Fee Waiver/Expense Reimbursement                  (0.00)%         (0.06)%

Net Expenses                                       1.30%(5)        1.55%(6)

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 Management fees have been restated to reflect reduction from 1.00% to 0.80%.

4 Other expenses of Class G Shares are based on estimated amounts for the current fiscal year.

5 The Adivser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class A Shares do not exceed 1.25%. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

6 The Adviser has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Balanced Fund at a maximum of 1.55% until at least February 28, 2001.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 Year   3 Years   5 Years  10 Years


Class A     $700     $963     $1,247   $2,053
Class G     $158     $502     $  870   $1,906


1 This Example assumes that net operating expenses for Class G Shares of the Balanced Fund will equal 1.55% until February 28, 2001 and will equal 1.61% thereafter.

Risk/Return Summary

CONVERTIBLE SECURITIES FUND



 CLASS A SHARES
Cusip#: 926464538

SBFCX

CLASS G SHARES
Cusip#: 926464280


Investment Objective

The Convertible Securities Fund seeks a high level of current income together with long-term capital appreciation.

Principal Investment Strategies


The Convertible Securities Fund pursues its investment objective by investing at least 65% of its total assets in convertible securities. Investments in securities are not limited by credit quality. Lower quality or below-investment-grade debt securities are sometimes referred to as "junk bonds."

Under normal market conditions, the Convertible Securities Fund will invest at least 65% of its total assets in:


* Securities convertible into common stocks, such as convertible bonds, convertible notes, and convertible preferred stocks; and

* Synthetic convertible securities, which are created by combining fixed income securities with the right to acquire equity securities.


There is no guarantee that the Convertible Securities Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Convertible Securities Fund. The Convertible Securities Fund is subject to the following principal risks, more fully described in "Risk Factors." The Convertible Securities Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:


* The market value of securities acquired by the Convertible Securities Fund declines.

* The portfolio manager does not execute the Convertible Securities Fund's principal investment strategies effectively.


* A company's earnings do not increase as expected.

* Interest rates rise.

* An issuer's credit quality is downgraded.

* The rate of inflation increases.


An investment in the Convertible Securities Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the Convertible Securities Fund is subject to the risks related to investments in below-investment-grade debt securities.

By itself, the Convertible Securities Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Convertible Securities Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


The bar chart shows returns for Class A Shares of the Convertible Securities Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1990     -4.96%
1991     27.69%
1992     11.30%
1993     20.09%
1994     -6.45%
1995     24.30%
1996     19.14%
1997     16.35%
1998     - 0.78%
1999     11.75%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 9.38% (quarter ending March 31, 1994) and the lowest return for a quarter was -10.67% (quarter ending September 30, 1998).

The table shows how the average annual total returns for Class A Shares of the Convertible Securities Fund for one year, five years and ten years, including maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives.



Average Annual Total Returns

(for the Periods ended                             Past       Past      Past
December 31,  1999)                               One Year   5 Years   10 Years

Class  A(1)                                          5.35%     12.47%    10.58%
S&P 500  Index(2),(4)                               21.04%     28.55%    10.58%
Lipper Convertible  Securities Fund  Index(3),(4)   28.30%     16.44%    12.39%


1 The Convertible Securities Fund did not offer Class G Shares prior to December 15, 1999.

2 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

3 Mutual funds listed in the Lipper Convertible Securities Fund Index invest primarily in convertible bonds and convertible preferred shares.

4 Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Convertible Securities Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)          Class A        Class G

Maximum Sales Charge
Imposed on Purchases                              5.75%          NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                  NONE(2)        NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                           NONE           NONE

Redemption Fees                                   NONE           NONE

Exchange Fees                                     NONE           NONE


Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                                   0.75%          0.75%

Distribution (12b-1) Fees                         0.00%          0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable

to Class A Shares)                                 0.49%          0.39%

Total Fund Operating Expenses                      1.24%          1.64%(3)

 Fee Waiver/Expense Reimbursement                 (0.00)%        (0.09)%

Net Expenses                                       1.24%(3)       1.55%(3)


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 Other expenses of Class G Shares are based on estimated amounts for the current fiscal year . The Adviser has contractually agreed to waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class A and Class G Shares of the Convertible Securities Fund will equal 1.24% and 1.55%, respectively, until at least February 28, 2001.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Convertible Securities Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Convertible Securities Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Convertible Securities Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year   3 Years  5 Years  10 Years


Class A      $694     $946     $1,217   $1,989
Class G     $158      $508     $  883   $1,936


1 This Example assumes that net operating expenses for Class G Shares of the Convertible Securities Fund will equal 1.55% until February 28, 2001 and will equal 1.64% thereafter.

Risk/Return Summary

REAL ESTATE INVESTMENT FUND



 CLASS A SHARES
Cusip#: 926464579

VREIX

CLASS G SHARES
Cusip#: 926464298


Investment Objective

The  Real  Estate   Investment  Fund  seeks  to  provide  total  return  through investments in real estate-related securities.

Principal Investment Strategies

The Real Estate Investment Fund pursues its investment objective by investing at least 80% of the Fund's total assets in real estate-related companies.


Under normal market conditions, the Real Estate Investment Fund will invest substantially all of its assets in:


* Equity securities (including equity and mortgage real estate investment trusts (REITs));

* Rights or warrants to purchase common stocks;


* Securities convertible into common stocks when the Adviser thinks that the conversion will be profitable; and


* Preferred stocks.


There is no guarantee that the Real Estate Investment Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Real Estate Investment Fund. The Real Estate Investment Fund is subject to the following principal risks, more fully described in "Risk Factors." The Real Estate Investment Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Real Estate Investment Fund declines.


* The portfolio manager does not execute the Real Estate Investment Fund's principal investment strategies effectively.

An investment in the Real Estate Investment Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Real Estate Investment Fund is a non-diversified fund. As a non-diversified fund, the Real Estate Investment Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Real Estate Investment Fund more susceptible to economic or credit risks. In addition, the Real Estate Investment Fund is subject to the risks related to direct investment in real estate.

By itself, the Real Estate Investment Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Real Estate Investment Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


The bar chart shows returns for Class A Shares of the Real Estate Investment Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1998     - 14.43%
 1999       0.58%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 8.70% (quarter ending June 30, 1999) and the lowest return for a quarter was -10.51% (quarter ending September 30, 1998).

The table shows how the average annual total returns for Class A Shares of the Real Estate Investment Fund for one year and since inception, including maximum sales charges, compare to those of a broad-based market index.


Average Annual Total Returns                          Since
(for the Periods ended                 Past           Inception
December 31,  1999)                     One Year       (4/30/97)

Class  A(1)                             -5.22%          1.20%
Morgan Stanley REIT Index(2)           - 4.55%         -1.14%


1 The Real Estate Investment Fund did not offer Class G Shares prior to December 15, 1999.

2 The Morgan Stanley REIT Index is a capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Real Estate Investment Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)          Class A        Class G

Maximum Sales Charge
Imposed on Purchases                              5.75%          NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                  NONE(2)        NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                           NONE           NONE

Redemption Fees                                   NONE           NONE

Exchange Fees                                     NONE           NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management  Fees(3)                               0.80%          0.80%


Distribution (12b-1) Fees                         0.00%          0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to

 Class A Shares)                                   0.91%          0.60%

Total Fund Operating Expenses                      1.71%          1.90%(4)

 Fee Waiver/Expense Reimbursement                 (0.31)%        (0.25)%

 Net Expenses(5)                                   1.40%          1.65%


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 Management fees have been restated to reflect reduction from 1.00% to 0.80%.

4 Other expenses of Class G Shares are based on estimated amounts for the current fiscal year.

5 The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares and Class G Shares of the Real Estate Investment Fund at a maximum of 1.40% and 1.65%, respectively, until at least February 28, 2001.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Real Estate Investment Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Real Estate Investment Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Real Estate Investment Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year   3 Years  5 Years  10 Years


Class  A     $709      $1,054   $1,422   $2,454
Class  G     $168     $   573   $1,003   $2,202

1 This Example assumes that Net Annual Fund Operating Expenses for Class A Shares will equal 1.40% until February 28, 2001 and will equal 1.71% thereafter and that Net Annual Fund Operating Expenses for Class G Shares will equal 1.65% until February 28, 2001 and will equal 1.90% thereafter.

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below.


For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).


U.S. Equity Securities.


Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.


U.S. Government Securities.


Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality.


Corporate Debt Obligations.


Debt instruments issued by public corporations. They may be secured or unsecured.


Convertible or Exchangeable Corporate Debt Obligations.


Debt instruments that may be exchanged or converted to other securities.


Asset-Backed Securities.


Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.


Mortgage-Backed Securities.


Instruments secured by a mortgage or pools of mortgages.


Preferred Stock.


A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.


Real Estate Investment Trusts.


Shares of ownership in real estate investment trusts or mortgages on real estate.

Risk Factors




This Prospectus describes the principal risks that you may assume as an investor in the Funds.


This table summarizes the principal risks, described below, to which the Funds are subject.

                                            Convertible    Real Estate
                             Balanced       Securities     Investment
                             Fund           Fund           Fund


Market risk and               X              X              X
manager risk

Equity risk                   X              X              X

Foreign security
and currency risk             X

Debt security risk            X              X

 Below-investment-grade
security risk                                X


Real estate

security risk                                               X


Concentration and

diversification risk                                        X

Mortgage-related
security risk                X


General  Risks:


* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.


* Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.


Risks associated with investing in equity securities:


* Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.


Risks associated with investing in foreign securities:

* Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of the Balanced Fund's securities.

* Foreign issuer risk. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments more volatile than U.S. investments.

Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.





* Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.


* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although a Fund may invest in high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by nationally recognized statistical rating organizations (NRSROs) such as Standard & Poor's (S&P), Fitch IBCA International, or Moody's Investors Service (Moody's)

Risks associated with investing in below-investment-grade securities:


* Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, less liquid, and more difficult to evaluate than investment-grade securities.


Risks associated with investing in mortgage-related securities:

* Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

* Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risks associated with investing in real estate securities:


* Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the Real Estate Investment Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs(1) may be affected by changes in property value, while mortgage REITs(2) may be affected by credit quality and interest rates.

1 Equity REITs may own property, generate income from rental and lease payments, and offer the potential for growth from property appreciation and periodic capital gains from the sale of property.

2 Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan. Mortgage REITs are also subject to interest rate risk, described above.


* Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.



An investment in a Fund is not a complete investment program.

Share Price





Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.


        Total Assets- Liabilities

NAV = ----------------------------
      Number of Shares Outstanding


You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.


Dividends, Distributions, and Taxes



Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.



As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.


Ordinarily, the Balanced Fund declares and pays dividends monthly. The Convertible Securities Fund and the Real Estate Investment Fund each declares and pays dividends quarterly. Each class of shares declares and pays dividends separately. Distributions can be received in one of the following ways.

 REINVESTMENT OPTION


You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


 CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.


INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION


In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

 DIRECTED BANK ACCOUNT OPTION


In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, a Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.



 Important Information about Taxes


Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Ordinary dividends from a Fund are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

* An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from each Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.


Your  choice  of  distribution   should  be  set  up  on  the  original  Account
Application. If you would like to change the option you selected, please call 800-539-FUND.

 INVESTING WITH VICTORY


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.


We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND.

They will be happy to assist you.


All you need to do to get started is to fill out an application.


Choosing a Share Class


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.



For historical expense information on Class A Shares, see the financial highlights at the end of this Prospectus.


Each Fund offers Class A and Class G Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.



CLASS A

* Front-end sales charge, as described on the next page. There are several ways to reduce this charge.

* Lower annual expenses, generally, than Class G Shares.


CLASS G

* No front-end sales charge. All your money goes to work for you right away.





* Class G Shares are sold only by certain broker-dealers.

 Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:


                                       Sales Charge        Sales Charge
                                       as a % of           as a % of
Your Investment in the Fund            Offering Price      Your Investment

Up to $49,999                          5.75%               6.10%
$50,000 up to $99,999                  4.50%               4.71%
$100,000 up to $249,999                3.50%               3.63%
$250,000 up to $499,999                2.50%               2.56%
$500,000 up to $999,999                2.00%               2.04%
$1,000,000 and above*                  0.00%               0.00%


* Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

 Sales Charge Reductions and Waivers for Class A Shares


You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.


3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.


4. Waivers for certain investors:

a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

b.  Investors  who  purchase  shares  for  trust  or  other  advisory   accounts
established with KeyCorp or its affiliates.





*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

c. Investors who reinvest the proceeds from a liquidation distribution of Class A Shares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Association and its affiliates, the Victory Group , or invested in a fund of the Victory Group.

d. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

e. Purchase of shares in connection with financial institution sponsored bundled omnibus retirement programs sponsored by financial institutions that have entered into agreements with the Funds' Distributor in connection with the operational requirements of such programs.

f. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.

 Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan for its Class A Shares . The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services, a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

 Distribution Plan


In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class A Shares of the Convertible Securities Fund and the Real Estate Investment Fund, but these Funds do not pay expenses under this plan. See the SAI for more details regarding this plan.


Victory has also adopted a Distribution and Service Plan for Class G Shares of each Fund, under which these shares will pay to the Distributor a monthly service fee at an annual rate of 0.25% of the average daily net assets of each Fund. The service fee is paid to securities broker-dealers or other financial intermediaries for providing personal services to shareholders of these Funds, including responding to inquiries, providing information to shareholders about their fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. Each Fund may enter into agreements with various shareholder servicing agents, including KeyCorp and its affiliates, and with other financial institutions that provide such services.

Under the Class G Rule 12b-1 Distribution and Service Plan, Class G Shares of each Fund also annually pay the Distributor a monthly distribution fee in an additional amount of up to 0.25% of each Fund's average daily net assets. The distribution fee is paid to the Distributor for general distribution services and for selling Class G Shares of these Funds. The Distributor makes payments to agents who provide these services.

Because Rule 12b-1 fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Make your check payable to:  The Victory Funds


Keep the following addresses handy for purchases, exchanges, or redemptions:


 BY REGULAR U.S.  MAIL


Send completed Account Applications with your check, bank draft, or money order to:

Class G Shares
The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202


 Class A Shares
The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

 BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.


Class G Shares
The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202
Phone: 800-539-FUND


Class A Shares
The Victory Funds

c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
Phone: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds
 .


Class G Shares
The Victory Funds
Firstar Bank
ABA #042000013


For Credit to DDA
Account # 8355281

(insert Fund name,
account number and name)


Class A Shares
The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1


(insert account number, name,
and confirmation number
assigned by the  Transfer Agent)

 BY TELEPHONE


800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.



 ACH


After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.


 Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

 Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.

 Retirement Plans


You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.



All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares




You can sell shares of one fund of the Victory Portfolios to buy shares of the same class of any other. This is considered an exchange.



You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.


* If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund as a result of an exchange from another fund of the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


* You must meet the minimum purchase requirements for the fund you purchase by exchange.


* The registration and tax identification numbers of the two accounts must be identical.


* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

* An exchange of Fund shares constitutes a sale for tax purposes.

* Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.


You can obtain a list of funds available for exchange by calling 800-539-FUND.

How to Sell Shares


There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.


 BY TELEPHONE


The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing House
(ACH).


The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

 BY MAIL

Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:


* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;


* The check is not being made payable to the owner of the account;


* The redemption proceeds are being transferred to another Victory Group account with a different registration; or


* The check or wire is being sent to a different bank account.


You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


 BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

 BY ACH

Normally, your redemption will be processed on the same day , but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

 Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

 Additional Information about Redemptions


* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

* A Fund may suspend your right to redeem your shares in the following circumstances:


  - During non-routine closings of the NYSE;

  - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  - When the SEC orders a suspension to protect  a Fund's shareholders.

* Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


 About Victory

Each Fund is a member of the Victory Portfolios, a group of more than 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

 The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 1999, KAM was paid advisory fees based on a percentage of the average daily net assets of each Fund (after waivers) as follows:

Balanced Fund                        0.80%
Convertible Securities Fund          0.75%
Real Estate Investment Fund          0.40%

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.



Portfolio Management


Denise Coyne and Richard T. Heine are the portfolio managers of the Balanced Fund, and together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Heine has been the portfolio manager of the Balanced Fund since its inception in December 1993. He is a Portfolio Manager and Director of KAM, and has been associated with KAM or its affiliates since 1976. Ms. Coyne has been a portfolio manager of the Balanced Fund since January 1995. She is a Portfolio Manager and Director for KAM, and has been associated with KAM or its affiliates since 1985.

Richard A. Janus and James K. Kaesberg are the portfolio managers of the Convertible Securities Fund, positions they have held since April 1996, and together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Janus is a Senior Managing Director of KAM, and has been associated with KAM or its affiliates since 1977. Mr. Kaesberg is a Portfolio Manager and Managing Director of Convertible Securities Investments for KAM, and has been associated with KAM or its affiliates since 1985.

Patrice Derrington and Richard E. Salomon are the Portfolio Managers of the Real Estate Investment Fund, and together are primarily responsible for the day-to-day management of the Fund's portfolio. They have been the Fund's portfolio managers since its inception. Ms. Derrington is a Managing Director and Portfolio Manager of KAM, and has been associated with KAM or its affiliates since 1991. Mr. Salomon is a Director of, and a Senior Managing Director with, KAM and has been associated with KAM or its affiliates since 1982.

                     OPERATIONAL STRUCTURE OF THE FUNDS



                                  TRUSTEES      ADVISER


                                SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                        THEIR INVESTMENT PROFESSIONALS


                       Advise current and prospective shareholders on their Fund
                   investments.



                       TRANSFER AGENT/SERVICING AGENT


                   State Street Bank and Trust Company
                   225 Franklin Street
                   Boston, MA 02110

                   Boston Financial Data Services
                   Two Heritage Drive
                   Quincy, MA 02171


            Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder  accounts.



ADMINISTRATOR, DISTRIBUTOR,

AND FUND ACCOUNTANT


BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219


Markets the Funds, distributes Investment shares through Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

CUSTODIAN

Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Funds' investments and cash, and settles trades made by the Funds.




 SUB-ADMINISTRATOR


Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.


Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information


Some additional information you should know about the Funds.



 Share Classes


The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares.


 Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.
Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

 Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).



If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights


 BALANCED FUND


The Financial Highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A Shares of the Balanced Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Balanced Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                                                        Prior to
                                                                                                         Designation
                                                                                                        as Class A
                                                             Class A Shares                              Shares

                                             Year           Year           Year           Year            Year
                                            Ended          Ended          Ended          Ended          Ended
                                             Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,
                                            1999           1998           1997           1996(2)      1995

Net Asset Value, Beginning of Period        $  14.67       $  13.87       $  12.33       $  11.01       $   9.62


Investment Activities

    Net investment income                        0.32           0.37           0.36           0.36           0.41
    Net realized and unrealized
      gains (losses) from  investments
      and  foreign currencies                     1.34           1.54           1.90           1.39           1.40

        Total from  Investment Activities         1.66           1.91           2.26           1.75           1.81


Distributions

    Net investment income                      (0.31)         (0.37)         (0.35)         (0.36)         (0.41)
    In excess of net  investment income            --             --             --             --          (0.01)
    Net realized gains                         (0.92)         (0.74)         (0.37)         (0.07)            --

        Total Distributions                    (1.23)         (1.11)         (0.72)         (0.43)         (0.42)

Net Asset Value, End of Period              $   15.10       $  14.67       $  13.87       $  12.33       $  11.01

Total Return (excludes sales charges)           11.73%         14.55%         19.02%         16.27%         19.24%


Ratios/Supplemental Data:

Net Assets, End of Period (000)              $422,586       $418,807       $342,933       $273,553       $201,073
Ratio of expenses to
  average net assets                            1.27%           1.27%          1.25%          1.27%          0.98%
 Ratio of net investment

  income to average net assets                  2.13%          2.54%          2.69%          3.14%          4.05%
Ratio of expenses to average
  net assets(1)                               1.50%          1.50%          1.36%          1.43%          1.36%
Ratio of net investment income

   to average net assets(1)                     1.90%          2.31%          2.58%          2.98%          3.67%
Portfolio turnover (3)                         177%           231%           109%            80%            69%


---------------


(1)During the period, certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(2)Effective March 1, 1996, the Fund designated the existing shares as Class A.


(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




Financial Highlights


 CONVERTIBLE SECURITIES FUND


The Financial Highlights table is intended to help you understand the Convertible Securities Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A Shares of the Convertible Securities Fund. The financial highlights for the fiscal year ended October 31, 1999, the eleven months ended October 31, 1998 and the four fiscal years ended November 30, 1997 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Convertible Securities Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                     Eleven
                                             Year        Months           Year        Year        Year        Year
                                            Ended       Ended            Ended       Ended       Ended       Ended
                                             Oct. 31,    Oct. 31,         Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,
                                            1999        1998< F1>         1997        1996        1995        1994

Net Asset Value,  Beginning of Period        $ 12.22     $  14.33         $  13.55    $ 12.16     $ 11.05     $ 12.48


Investment Activities

    Net investment income                       0.67         0.58             0.62       0.65        0.60        0.61
    Net realized and unrealized  gains
      (losses) from  investments                 0.83        (1.08)            1.43       1.68        1.50       (1.12)

        Total from  Investment Activities        1.50        (0.50)            2.05       2.33        2.10       (0.51)


Distributions

    Net investment income                     (0.70)       (0.54)           (0.65)     (0.62)      (0.61)      (0.61)
    Net realized gains                        (0.03)       (1.07)           (0.62)     (0.32)      (0.38)      (0.31)

        Total Distributions                   (0.73)       (1.61)           (1.27)     (0.94)      (0.99)      (0.92)

Net Asset Value, End of Period              $  12.99     $  12.22         $  14.33    $ 13.55     $ 12.16     $ 11.05

Total Return (excludes sales charges)          12.46%       (3.69)%< F2>      16.26%     20.28%      20.43%      (4.36)%


Ratios/Supplementary Data:

Net Assets at end of period (000)            $79,655     $108,069         $104,982    $81,478     $68,212     $58,845
Ratio of expenses to
  average net assets                           1.24%         1.20%< F3>        1.34%      1.31%       1.31%       1.30%
Ratio of net investment income
  to average net assets                         4.94%        4.60%< F3>        4.75%      5.17%       5.36%       5.20%
Portfolio turnover                                73%          77%              77%        40%         52%         49%


---------------


(1)Effective March 23, 1998, the SBSF  Convertible  Securities Fund became the
Victory  Convertible  Securities Fund.  Financial  highlights prior to March 23,
1998 represent the SBSF Convertible Securities Fund.

(2)Not annualized.

(3)Annualized.





Financial Highlights


 REAL ESTATE INVESTMENT FUND


The Financial Highlights table is intended to help you understand the Real Estate Investment Fund's financial performance for the past two years. Certain information shows the results of an investment in one share of the Real Estate Investment Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Real Estate Investment Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A Shares of the Real Estate Investment Fund. The financial highlights for the two fiscal years ended October 31, 1999 and the period from April 30, 1997 to October 31, 1997 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Real Estate Investment Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                             Year           Year           Apr. 30,
                                            Ended          Ended          1997 to
                                             Oct. 31,       Oct. 31,       Oct. 31,
                                            1999           1998           1997(2)


Net Asset Value, Beginning of Period        $ 10.19        $ 12.07        $10.00

Investment Activities

    Net investment income                       0.52           0.50          0.23
    Net realized and unrealized gains
      (losses) from investments               (0.50)         (1.90)         2.01

        Total from Investment Activities        0.02          (1.40)         2.24


Distributions

    Net investment income                     (0.51)         (0.44)        (0.17)
    Net realized gains                           --          (0.04)           --

        Total Distributions                   (0.51)         (0.48)        (0.17)

Net Asset Value, End of Period              $   9.70        $ 10.19        $12.07

Total Return (excludes sales charges)           0.03%        (11.91)%       22.42%(3)


Ratios/Supplemental Data:

Net Assets, End of Period (000)              $14,205        $16,624        $4,376
Ratio of expenses to average net assets         1.16%          0.83%         0.00%(4)

Ratio of net investment income to

  average net assets                            4.92%          4.95%         5.11%(4)
Ratio of expenses to average
  net assets(1)                               1.91%          1.95%         2.93%(4)
Ratio of net investment income
  to average net assets(1)                    4.17%          3.83%         2.18%(4)
Portfolio turnover                                62%            53%           21%


---------------


(1)During the period, certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(2)The Real Estate Investment Fund commenced operations on April 30, 1997.


(3)Not annualized.

(4)Annualized.




Appendix                                    Below-investment-grade Securities

The Convertible Securities Fund's investments in securities are not limited by credit quality. Below-investment-grade debt securities are sometimes referred to as "junk bonds." Below-investment-grade securities generally offer higher yields than investment-grade securities with similar maturities, because the financial condition of the issuers may not be as strong as issuers of investment-grade securities. For this reason, below-investment-grade securities may be considered "speculative," which means that there is a higher risk that the Convertible Securities Fund may lose a substantial portion or all of its investment in a particular below-investment-grade security.

The Convertible Securities Fund may purchase securities rated Baa, Ba, B, Caa, or lower by Moody's and BBB, BB, B, CCC, or lower by S&P. The Convertible
Securities Fund also may purchase unrated securities with similar characteristics. Generally, the Convertible Securities Fund will not purchase securities rated Ba or lower by Moody's or BB or lower by S&P (or similar unrated securities) unless KAM believes that the positive qualities of the security justify the potential risk.

The    following    summarizes    the    characteristics    of   some   of   the
below-investment-grade ratings of Moody's and S&P:

 Moody's:


Ba-rated securities have "speculative elements" and "their future cannot be considered as well-assured." The protection of interest and principal payments "may be very moderate, and thereby not well safeguarded."

B-rated securities "generally lack characteristics of the desirable investment," and the likelihood of payment of interest and principal over the long-term "may be small."

Caa-rated securities are of "poor standing." These securities may be in default or "there may be present elements of danger" with respect to principal or interest.

Ca-rated securities "are speculative in a high degree."


 S&P:


BB-rated  securities  and below are  regarded  as  "predominantly  speculative."
BB-rated securities have less near-term potential for default than other securities, but may face "major ongoing uncertainties" to economic factors that may result in failure to make interest and principal payments.


B-rated securities have "a greater vulnerability to default" but have the current ability to make interest and principal payments.

CCC-rated securities have a "currently identifiable vulnerability to default."


CC-rated securities may be used to cover a situation where "a Bankruptcy petition has been filed, but debt service payments are continued."

See the SAI for more information about ratings.

 The Victory Funds
127 Public Square

OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.


 Statement of Additional Information (SAI)


Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


 Annual and Semi-annual Reports


Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND (800-539-3863).


How to Obtain Information


By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527


You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http://www.victoryfunds.com.


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.




Victory Funds

 LOGO (R)     Investment Company Act File Number 811-4852     VF-SPEC-PRO (2/00)

Prospectus

February 28, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Fixed Income Funds

National Municipal Bond Fund
Class A and G Shares

New York Tax-Free Fund
Class A and G Shares

Ohio Municipal Bond Fund
Class A and G Shares


 Victory Funds
(LOGO)(R)


Call Victory at:
800-539-FUND
(800-539-3863)

or visit the Victory Funds' website at:
www.victoryfunds.com

The Victory Portfolios


 Key to Financial Information

 Objective and Strategies


The goals and the strategies that a Fund plans to use to pursue its investment objective.


 Risk Factors


The risks you may assume as an investor in a Fund.


 Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

 Expenses


The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the amount invested.

                              Table of Contents

Introduction                                                             1

Risk/Return Summary for each of the Funds

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.

National Municipal Bond Fund
  Class A and G Shares                                                   2

New York Tax-Free Fund
  Class A and G Shares                                                   4

Ohio Municipal Bond Fund
  Class A and G Shares                                                   6

Investments                                                              8

Risk Factors                                                             9

Share Price                                                             10

Dividends, Distributions, and Taxes                                     11

Investing with Victory

* Choosing a Share Class                                                13
* How to Buy Shares                                                     16
* How to Exchange Shares                                                18
* How to Sell Shares                                                    19

Organization and Management of the Funds                                21

Additional Information                                                  23

Financial Highlights


National Municipal Bond Fund                                            24
New York Tax-Free Fund                                                  25
Ohio Municipal Bond Fund                                                26

Introduction

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

This  Prospectus  explains  the  objectives,   policies,   risks,   performance,
strategies, and expenses of the Shares of the Victory Funds described in this Prospectus (the Funds).

Investment Strategy

Each of the Funds pursues its investment objective by investing primarily in general obligation bonds and revenue bonds. However, each of the Funds has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.

Risk Factors

Certain Funds may share many of the same risk factors. For example, all of the Funds are subject to interest rate inflation, reinvestment, and credit risks. The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed in each "Risk/Return Summary" and in "Risk Factors."

Who May Want to Invest in the Funds

* Investors in higher tax brackets seeking tax-exempt income

* Investors seeking income over the long term

* Investors with moderate risk tolerance


* Investors seeking higher potential returns than are provided by money market funds


* Investors willing to accept price and dividend fluctuations

Share Classes

Each Fund offers Class A and Class G Shares. See "Choosing a Share Class."

The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary

NATIONAL MUNICIPAL BOND FUND


CLASS A SHARES
Cusip#: 926464728

VNMAX

CLASS G SHARES
Cusip#: 926464330

Investment Objective

The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

Principal Investment Strategies

The National Municipal Bond Fund pursues its investment objective by primarily investing in municipal bonds. The interest on these bonds is exempt from federal income tax. Under normal circumstances, at least 80% of the National Municipal Bond Fund's income distributions will be exempt from federal income taxes, including the alternative minimum tax.


Under normal market conditions, the National Municipal Bond Fund primarily invests in:


* Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

* Zero coupon, tax, revenue, and bond anticipation notes; and

* Tax-exempt commercial paper.


Important Characteristics of the National Municipal Bond Fund's  Investments:


* Quality: Municipal securities rated A or above at the time of purchase by Standard & Poor's (S&P), Fitch IBCA International (Fitch IBCA), Moody's Investors Service (Moody's), or another NRSRO**, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).


* Maturity: The dollar-weighted effective average maturity of the National Municipal Bond Fund generally will range from 5 to 11 years. Under certain market conditions, the National Municipal Bond Fund's portfolio manager may go outside these boundaries.

** An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.


     Municipal securities are issued to raise money for public purposes. General obligation bonds are backed by the taxing power of a state or municipality. This means the issuing authority can raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies. The National Municipal Bond Fund's higher portfolio turnover may result in higher expenses and taxable capital gain distributions.

     There is no guarantee that the National Municipal Bond Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the National Municipal Bond Fund. The National Municipal Bond Fund is subject to the following principal risks, more fully described in "Risk Factors." The National Municipal Bond Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* Economic or political events take place in a state which make the market value of that state's obligations go down.

* The market value of securities acquired by the National Municipal Bond Fund declines.


* The portfolio manager does not execute the National Municipal Bond Fund's principal investment strategies effectively.


* Interest rates rise.

* An issuer's credit quality is downgraded.

* The National Municipal Bond Fund must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The average life of a mortgage-related security is shortened or lengthened.

     The National Municipal Bond Fund primarily invests in municipal securities from several states, rather than from a single state. The National Municipal Bond Fund is a non-diversified fund. As a non-diversified fund, the National Municipal Bond Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the National Municipal Bond Fund more susceptible to economic, political, or credit risks. The National Municipal Bond Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.

     An investment in the National Municipal Bond Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the National Municipal Bond Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the National Municipal Bond Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1995     17.67%
1996      4.45%
1997      8.76%
1998      6.30%
1999     -0.89%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 6.46% (quarter ending March 31, 1995) and the lowest return for a quarter was -1.80% (quarter ending June 30, 1999).

The table shows how the average annual total returns for Class A Shares of the National Municipal Bond Fund for one year, five years, and since inception, including maximum sales charges, compare to those of two broad-based market indices.

Average Annual Total Returns                            Since
(for the Periods ended           Past        Past      Inception
December 31,  1999)             One Year    5 Years    (2/3/94)

Class  A(1)                      -6.60%      5.82%      4.00%


Lehman 7-Year

Municipal Bond  Index(2),(4)     -0.14%      4.49%      4.66%


Lehman 10-Year

Municipal Bond  Index(3),(4)     -1.25%      7.12%      4.91%


1 The  National  Municipal  Bond  Fund did not  offer  Class G  Shares  prior to
  December 15, 1999.

2 The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the Index.

3 The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years. The Fund will no longer compare its performance to the Lehman 10-Year Municipal Bond Index. It believes that the Lehman 7-Year Municipal Bond Index more accurately reflects the composition and average maturity of the Fund's portfolio.

4 Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the National Municipal Bond Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)               Class A  Class G

Maximum Sales Charge
Imposed on Purchases                                   5.75%    NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                       NONE(2)  NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                NONE     NONE

Redemption Fees                                        NONE     NONE

Exchange Fees                                          NONE     NONE


Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                                        0.55%    0.55%

Distribution (12b-1) Fees                              0.00%    0.25%

Other Expenses (includes a shareholder

servicing fee of 0.25% applicable  to Class A Shares)    0.69%    0.69%

Total Fund Operating Expenses                           1.24%(3) 1.49%(4)


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


2 There is no initial  sales charge on purchases of $1 million or more for Class
  A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 The Adviser may waive its management fee and reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares of the National Municipal Bond Fund at a maximum of 1.00% . The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

4 Other expenses of Class G Shares are based on estimated amounts for the current fiscal year .


EXAMPLE: The following Example is designed to help you compare the cost of investing in the National Municipal Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the National Municipal Bond Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the National Municipal Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year   3 Years   5 Years   10 Years


Class A     $694     $946      $1,217    $1,989

Class G     $152     $471      $  813    $1,779

Risk/Return Summary

NEW YORK TAX-FREE FUND


 CLASS A SHARES
Cusip#: 926464694

IPNYX

CLASS G SHARES
Cusip#: 926464348

Investment Objective

The New York Tax-Free Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital.

Principal Investment Strategies

The New York Tax-Free Fund pursues its investment objective by investing at least 80% of its total assets in securities that have interest income that is exempt from federal income tax, including the federal alternative minimum tax. At least 65% of the portfolio will be invested in insured municipal securities that pay interest exempt from New York State and New York City income taxes.


Under normal market conditions, the New York Tax-Free Fund primarily invests in:

* Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;


* Zero coupon, tax, and revenue anticipation notes; and

* Tax-exempt commercial paper.

Important Characteristics of the New York Tax-Free Fund's Investments:

* Quality: Municipal securities rated A or above at the time of purchase by S&P, Fitch IBCA, Moody's, or another NRSRO, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.


* Maturity: The New York Tax-Free Fund will generally purchase securities with original final maturities of 20 to 30 years at the time of purchase. Under certain market conditions, the New York Tax-Free Fund's portfolio manager may go outside these boundaries.


     Insurance policies for the municipal securities held by the New York Tax-Free Fund generally are obtained either by the issuer of the security or by a third party from a private insurer. The insurance company guarantees timely payments of principal and interest. This insurance reduces risk, but these high quality bonds may yield less than uninsured bonds.

     There is no guarantee that the New York Tax-Free Fund will achieve its objectives.

Principal Risks

You may lose money by investing in New York Tax-Free Fund. The New York Tax-Free Fund is subject to the following principal risks, more fully described in "Risk Factors." The New York Tax-Free Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* Economic or political events take place in New York which make the market value of New York's obligations go down.

* The market value of securities acquired by the New York Tax-Free Fund declines.


* The portfolio manager does not execute the New York Tax-Free Fund's principal investment strategies effectively.


* Interest rates rise.

* An issuer's credit quality is downgraded.

* The New York Tax-Free Fund must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The New York Tax-Free Fund is a non-diversified fund. As a non-diversified fund, the New York Tax-Free Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.


* The New York Tax-Free Fund is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.


* The New York Tax-Free Fund is subject to additional risks because it concentrates its investments in a single geographic area. This could make the New York Tax-Free Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in New York municipal securities.

* The average life of a mortgage-related security is shortened or lengthened.

     An investment in the New York Tax-Free Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the New York Tax-Free Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the New York Tax-Free Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1992      8.26%
1993     12.34%
1994     -4.58%
1995     13.30%
1996      3.50%
1997      6.04%
1998       5.33%
1999     -1.99%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 5.19% (quarter ending March 31, 1995) and the lowest return for a quarter was -3.64% (quarter ending March 31, 1994).


The table shows how the average annual total returns for Class A Shares of the New York Tax-Free Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                                Since
(for the Periods ended              Past        Past      Inception
December 31,  1999)                One Year    5 Years    (2/11/91)

Class  A(1)                        -7.63%      3.88%      5.00%


Lehman 10-Year

Municipal Bond Index(2)            -1.25%      7.12%      6.97%


1 The New York  Tax-Free Fund did not offer Class G Shares prior to December 15,
  1999.

2 The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the New York Tax-Free Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)                Class A  Class G

Maximum Sales Charge
Imposed on Purchases                                   5.75%    NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                       NONE(2)  NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                NONE     NONE

Redemption Fees                                        NONE     NONE

Exchange Fees                                          NONE     NONE


Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                                        0.55%    0.55%

Distribution (12b-1) Fees                              0.00%    0.25%

Other Expenses (includes a shareholder

servicing fee of 0.25% applicable  to Class A Shares)    0.87%    0.74%

Total Fund Operating Expenses                           1.42%(3)  1.54%(3)


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


2 There is no initial  sales charge on purchases of $1 million or more for Class
  A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 Other expenses of Class G Shares are based on estimated amounts for the current fiscal year . The Adviser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class A Shares of the New York Tax-Free Fund will equal 0.95%. The Adviser may terminate these waivers/reimbursements at any time to the extent allowed by law.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the New York Tax-Free Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Tax-Free Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the New York Tax-Free Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year   3 Years   5 Years   10 Years


Class A    $711     $998      $1,307    $2,179

Class G   $157      $486      $  839    $1,834

Risk/Return Summary

OHIO MUNICIPAL BOND FUND


 CLASS A SHARES
Cusip#: 926464801

SOHTX

CLASS G SHARES
Cusip#: 926464413
GMOTX

Investment Objective

The Ohio Municipal Bond Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

Principal Investment Strategies

The Ohio Municipal Bond Fund pursues its investment objective by investing at least 80% of its total assets in investment grade obligations. The interest on these obligations is exempt from federal income taxes, including the federal alternative minimum tax. The Ohio Municipal Bond Fund expects to invest at least 65% of its total assets in bonds that pay interest that is also exempt from Ohio personal income tax.

Under normal market conditions, the Ohio Municipal Bond Fund primarily invests in:

* Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

* Zero coupon, tax, revenue, and bond anticipation notes; and

* Tax-exempt commercial paper.

Important Characteristics of the Ohio Municipal Bond Fund's Investments:

* Quality: Municipal securities rated A or above at the time of purchase by S&P, Fitch IBCA, Moody's, or another NRSRO, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.


* Maturity: The dollar-weighted effective average maturity of the Ohio Municipal Bond Fund generally will range from 5 to 15 years. Under certain market conditions, the Ohio Municipal Bond Fund's portfolio manager may go outside these boundaries.


Ohio's economic activity includes the service sector, durable goods manufacturing, and agricultural industries. Manufacturing activity is concentrated in cyclical industries; therefore, the Ohio economy may be more cyclical than other states. The Ohio Municipal Bond Fund's high portfolio turnover rate may result in higher expenses and taxable capital gain distributions.

There is no guarantee that the Ohio Municipal Bond Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Ohio Municipal Bond Fund. The Ohio Municipal Bond Fund is subject to the following principal risks, more fully described in "Risk Factors." The Ohio Municipal Bond Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* Economic or political events take place in Ohio which make the market value of Ohio obligations go down.

* The market value of securities acquired by the Ohio Municipal Bond Fund declines.


* The portfolio manager does not execute the Ohio Municipal Bond Fund's principal investment strategies effectively.


* Interest rates rise.

* An issuer's credit quality is downgraded.

* The Ohio Municipal Bond Fund must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The Ohio Municipal Bond Fund is a non-diversified fund. As a non-diversified fund, the Ohio Municipal Bond Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.


* The Ohio Municipal Bond Fund is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.


* The Ohio Municipal Bond Fund is subject to additional risks because it concentrates its investments in a single geographic area. This could make the Ohio Municipal Bond Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio municipal securities.

* The average life of a mortgage-related security is shortened or lengthened.

An investment in the Ohio Municipal Bond Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Ohio Municipal Bond Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Ohio Municipal Bond Fund. Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1991     10.75%
1992      7.76%
1993     12.64%
1994     -4.46%
1995     17.72%
1996      4.32%
1997      7.87%
1998      6.56%
1999     -2.67%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 6.68% (quarter ending March 31, 1995) and the lowest return for a quarter was -5.07% (quarter ending March 31, 1994).


The table shows how the average annual total returns for Class A Shares of the Ohio Municipal Bond Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                          Since
(for the Periods ende   d        Past       Past    Inception
December 31,  1999)            One Year   5 Years   (5/18/90)

Class  A(1)                      -8.25%     5.30%     5.98%


Lehman 10-Year

Municipal Bond Index(2)         -1.25%     7.12%     7.39%


1 The Ohio  Municipal  Bond Fund did not offer Class G Shares prior to March 29,
  1999.

2 The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Ohio Municipal Bond Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)                Class A  Class G

Maximum Sales Charge
Imposed on Purchases                                   5.75%    NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                       NONE(2)  NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                NONE     NONE

Redemption Fees                                        NONE     NONE

Exchange Fees                                          NONE     NONE


Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                                        0.60%    0.60%

Distribution (12b-1) Fees                              0.00%    0.25%

Other Expenses (includes a shareholder

servicing fee of 0.25% applicable  to Class A Shares)   0.54%    0.27%


Total Fund Operating Expenses                          1.14%    1.12%


Fee  Waiver/Expense

Reimbursement                                         (0.00)%  (0.21)%

Net Expenses                                           1.14%(3) 0.91%(4)

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


2 There is no initial  sales charge on purchases of $1 million or more for Class
  A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.


3 The Adviser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class A Shares of the Ohio
  Municipal Bond Fund will equal 0.94%. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

4 The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Ohio Municipal Bond Fund at a maximum of 0.91% until at least April 1, 2001.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Ohio Municipal Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Ohio Municipal Bond Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Ohio Municipal Bond Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 Year   3 Years   5 Years   10 Years

Class A    $685     $916      $1,167    $1,881


Class  G    $ 93      $335      $   597    $1,344


1 This  Example  assumes  that Net Annual Fund  Operating  Expenses  for Class G
  Shares will equal 0.91% until April 1, 2001 and will equal 1.12% thereafter.

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.


     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.


Revenue Bonds.


Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.


General Obligation Bonds.


Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.


When-Issued and Delayed-Delivery Securities.


A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.


Zero Coupon Bonds.


These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


Municipal Lease Obligations.


Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.


Certificates of Participation.


A certificate that states that an investor will receive a portion of the lease payments from a municipality.


Refunding Contracts.


Issued to refinance an issuer's debt. A Fund buys these at a stated price and yield on a future settlement date.


Tax, Revenue, and Bond Anticipation Notes.


Issued in expectation of future revenues.

+ Variable & Floating Rate Securities.

Investment grade instruments, some of which may be derivatives or illiquid, with interest rates that reset periodically.

 Mortgage-Backed Securities, Tax-Exempt.

Tax-exempt investments secured by a  mortgage or pools of mortgages.

Resource Recovery Bonds.

Issued to build waste-to-energy facilities and equipment.


Tax Preference Items.


Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."


Industrial Development Bonds and Private Activity Bonds.


Secured by lease  payments  made by a  corporation,  these  bonds are issued for
financing  large  industrial  projects;   i.e.,  building  industrial  parks  or
factories.


Tax Exempt Commercial Paper.


Short-term obligations that are exempt from state and federal income tax.


+ Demand Features, or "Puts."


Contract for the right to sell or redeem a security at a predetermined price on or before a stated date. Usually the issuer may obtain either a stand-by or direct pay letter of credit or guarantee from banks as backup.

+ Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.





This Prospectus describes the principal risks that you may assume as an investor in the Funds.


     Except as noted, each Fund is subject to the principal risks described below.

General  Risks:


* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.


* Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.


* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by NRSROs such as S&P, Fitch IBCA or Moody's.


Risks associated with investing in municipal debt securities:

* Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

Risks associated with investing in the securities of a single state (New York Tax-Free Fund and Ohio Municipal Bond Funds only):

* Concentration and diversification risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in a Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security also could affect other securities within that particular segment of the bond market.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.





Risks associated with investing in mortgage-related securities:

* Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

* Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

An investment in a Fund is not a complete investment program.

Share Price





Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

      Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets.

     The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Dividends,  Distribution, and Taxes


Your  choice  of  distribution   should  be  set  up  on  the  original  Account
Application. If you would like to change the option you selected, please call the Transfer Agent at 800-539-FUND.

Buying a Dividend.

You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, the Funds declare and pay dividends monthly. Each class of shares declares and pays dividends separately.

You can receive distributions in one of the following ways.


 REINVESTMENT OPTION


You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


 CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.


INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.


 DIRECTED DIVIDENDS OPTION


In most cases, you can automatically reinvest distributions in the same class of shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.


 DIRECTED BANK ACCOUNT OPTION


In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.




Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Certain dividends from a Fund will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.


* Ordinary dividends from a Fund, if taxable, are treated as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.


* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January may be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

* Certain dividends from the New York Tax-Free Fund will be exempt from certain New York state and local taxes.

* Certain dividends from the Ohio Municipal Bond Fund will be exempt from certain Ohio state and local taxes.





* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

 INVESTING WITH VICTORY


All you need to do to get started is to fill out an application.





If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.


     We want to make it  simple  for you to do  business  with  us.  If you have
questions   about  any  of  this   information,   please  call  your  Investment
Professional or one of our customer service representatives at 800-539-FUND.

They will be happy to assist you.

Choosing a Share Class

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A and G Shares, see the "Financial Highlights" at the end of this Prospectus. For historical expense information on Class A and G Shares, see the "Financial Highlights" at the end of this Prospectus.


Each Fund offers Class A and Class G Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.


CLASS A

* Front-end sales charge, as described on the next page. There are several ways to reduce this charge.

* Lower annual expenses, generally, than Class G Shares.

CLASS G

* No front-end sales charge. All your money goes to work for you right away.





* Class G Shares are sold only by certain broker-dealers.

 Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below.


                                    Sales Charge      Sales Charge
                                    as a % of         as a % of
Your Investment in the Fund         Offering Price    Your Investment

Up to $49,999                       5.75%             6.10%

$50,000 up to $99,999               4.50%             4.71%

$100,000 up to $249,999             3.50%             3.63%

$250,000 up to $499,999             2.50%             2.56%

$500,000 up to $999,999             2.00%             2.04%

$1,000,000 and above*               0.00%             0.00%


* There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.

 Sales Charge Reductions and Waivers for Class A Shares


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

You may qualify for reduced sales charges in the following cases:


1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.


4. Waivers for certain investors:


     a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.


     b. Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.





*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

     c. Investors who reinvest the proceeds from a liquidation distribution of Class A Shares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Association and its affiliates, the Victory Group , or invested in a fund of the Victory Group.

     d. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

 Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan for its Class A Shares . The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

 Distribution Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class A Shares of the National Municipal Bond Fund and the New York Tax-Free Fund. Class A Shares do not pay expenses under this plan.

Victory has also adopted a Distribution and Service Plan for Class G Shares of each Fund. Under the Class G Plan, each Fund will pay to the Distributor a monthly service fee at an annual rate of 0.25% of its average daily net assets. The service fee is paid to securities broker-dealers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. Each Fund may enter into agreements with various shareholder servicing agents, including KeyCorp and its affiliates, and with other financial institutions that provide such services.

Because Rule 12b-1 fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500, with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.


     If you buy Shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to:  The  Victory  Funds


Keep the following addresses handy for purchases, exchanges, or redemptions:


 BY REGULAR U.S.  MAIL


Send completed Account Applications with your check, bank draft, or money order to:

Class G Shares

The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202


 Class A Shares


The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527


 BY OVERNIGHT MAIL


Use the following address ONLY for overnight packages.

Class G Shares

The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202
Phone: 800-539-FUND


Class A Shares


The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
Phone: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds .


Class G Shares

The Victory Funds
Firstar Bank

ABA #042000013

For Credit to DDA
Account # 8355281

(insert Fund name, account number and name)


Class A Shares

The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1


(insert account number, name, and confirmation number assigned by the Transfer Agent)

 BY TELEPHONE


800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.


 ACH


After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.


 Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

 Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in Shares of a Fund.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND.


You can sell shares of one fund of the Victory Portfolios to buy shares of the same class of any other. This is considered an exchange.


You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.


* If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund as a result of an exchange from another fund of the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.


* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

* An exchange of Fund shares constitutes a sale for tax purposes.

* Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.


 BY TELEPHONE


The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing House
(ACH).

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


 BY MAIL


Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;


* The check is not being made payable to the owner of the account;


* The redemption proceeds are being transferred to another Victory Group account with a different registration; or


* The check or wire is being sent to a different bank account.


     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


 BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

 BY ACH

Normally, your redemption will be processed on the same day , but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

 Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal may be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account maybe closed and the proceeds mailed to you.

 Additional Information about Redemptions


* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

* A Fund may suspend your right to redeem your shares in the following circumstances:


     *    During non-routine closings of the NYSE;

     * When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

     *    When the SEC orders a suspension to protect a Fund's shareholders.


* Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


 About Victory


Each Fund is a member of the Victory Portfolios, a group of more than 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


 The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 1999, KAM was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

National Municipal Bond Fund         0.25%

New York Tax-Free Fund               0.30%

Ohio Municipal Bond Fund             0.38%


     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' Administrator, pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


Portfolio Management

Paul A. Toft is the portfolio manager or co-portfolio manager of each of the Funds. Mr. Toft, a Senior Portfolio Manager and Managing Director of KAM, has served as the portfolio manager of each of the Funds since 1994.


Stephen C. Dilbone has been the co-portfolio manager of the Ohio Municipal Bond Fund since March 1999. A Chartered Financial Analyst, he formerly served as portfolio manager of the Gradison Ohio Tax-Free Income Fund from its inception in 1992 until March 1999, when its assets were acquired by the Ohio Municipal Bond Fund.

OPERATIONAL STRUCTURE OF THE FUNDS


The Funds are supervised by the Board of Trustees, which monitors the services provided to investors.

 TRUSTEES

 ADVISER

 SHAREHOLDERS

 FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS


Advise current and prospective shareholders on their Fund investments.


 TRANSFER AGENT/SERVICING AGENT


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171

Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


 ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT


BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.


 CUSTODIAN


Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Funds' investments and cash, and settles trades made by the Funds.


 SUB-ADMINISTRATOR


Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.


 Share Classes


The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares.


 Performance


The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield, tax-effective yield, and the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


 Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, prospectuses, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights


 NATIONAL MUNICIPAL BOND FUND


The Financial Highlights table is intended to help you understand the National Municipal Bond Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the National Municipal Bond Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the National Municipal Bond Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A Shares of the National Municipal Bond Fund. The financial highlights for the four fiscal years ended October 31, 1999 and the six months ended October 31, 1995 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the National Municipal Bond Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the fiscal year ended April 30, 1995 were audited by other auditors.





                                                                 Class A Shares


                                          Year       Year       Year       Year       Six  Months      Year
                                         Ended      Ended      Ended      Ended      Ended           Ended
                                          Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,        Apr. 30,
                                         1999       1998       1997       1996       1995(4)       1995

Net Asset Value, Beginning of Period     $ 10.92    $ 10.51    $ 10.16    $ 10.06    $  9.59         $ 9.64


Investment Activities

  Net investment income                      0.41       0.43       0.45       0.44       0.24           0.44
  Net realized and unrealized
    gains (losses) from investments        (0.51)      0.41       0.35       0.13       0.46          (0.05)

      Total from Investment Activities     (0.10)      0.84       0.80       0.57       0.70           0.39


Distributions

  Net investment income                    (0.41)     (0.43)     (0.45)     (0.44)     (0.23)         (0.44)
  In excess of net realized gains             --         --         --      (0.03)        --             --
   Net realized gains                       (0.24)        --         --         --         --             --

      Total Distributions                  (0.65)     (0.43)     (0.45)     (0.47)     (0.23)         (0.44)

Net Asset Value, End of Period           $  10.17    $ 10.92    $ 10.51    $ 10.16    $ 10.06         $ 9.59

Total Return (excludes sales charges)      (0.99)%     8.15%      8.10%      5.83%      7.39%(2)     4.21%


Ratios/Supplemental Data:

Net Assets, End of Period (000)           $37,579    $47,296    $47,705    $36,958    $11,964         $5,118
Ratio of expenses to
  average net assets                         0.86%      0.67%      0.36%      0.29%      0.02%(3)     0.20%
Ratio of net investment income
  (loss) to average net assets               3.80%      4.02%      4.43%      4.37%      5.11%(3)     5.01%
Ratio of expenses to
  average net assets(1)                    1.24%      1.22%      1.27%      1.35%      2.57%(3)     3.95%
Ratio of net investment income
  to average net assets(1)                 3.42%      3.47%      3.52%      3.31%      2.56%(3)     1.26%
Portfolio turnover                            127%       152%       154%       143%        72%            52%


---------------

(1)During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.


(2)Not annualized.

(3)Annualized.

(4)Effective June 5, 1995, the Victory National Municipal Bond Portfolio became the National
     Municipal Bond Fund.



Financial Highlights


 NEW YORK TAX-FREE FUND


The Financial Highlights table is intended to help you understand the New York Tax-Free Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the New York Tax-Free Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the New York Tax-Free Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A Shares of the New York Tax-Free Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the New York Tax-Free Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                Class A

                                         Year       Year       Year       Year        Year
                                         Ended      Ended      Ended      Ended      Ended
                                          Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
                                         1999       1998       1997       1996       1995(2)

Net Asset Value, Beginning of Period     $ 12.80    $ 12.68    $ 12.73    $ 12.85    $ 12.39


Investment Activities

  Net investment income                      0.61       0.61       0.68       0.68       0.87
  Net realized and unrealized
    gains (losses) from investments        (0.81)      0.14       0.03      (0.11)      0.42

      Total from Investment Activities     (0.20)      0.75       0.71       0.57       1.29


Distributions

  Net investment income                    (0.61)     (0.61)     (0.72)     (0.68)     (0.83)
   In excess of net investment income          --         --         --         --         --
  Net realized gains                          --      (0.02)     (0.04)     (0.01)        --

      Total Distributions                  (0.61)     (0.63)     (0.76)     (0.69)     (0.83)

Net Asset Value, End of Period           $  11.99    $ 12.80    $ 12.68    $ 12.73    $ 12.85

Total Return (excludes sales charges)      (1.74)%     6.12%      5.77%      4.53%     10.82%


Ratios/Supplemental Data:

Net Assets, End of Period (000)           $14,084    $18,073    $15,335    $13,754    $15,374
Ratio of expenses to
  average net assets                        0.95%       0.94%      0.94%      0.93%      1.16%
Ratio of net investment income
  to average net assets                      4.82%      4.85%      5.32%      5.25%      5.50%
Ratio of expenses to
  average net assets(1)                    1.42%      1.35%      1.49%      1.58%      1.96%
Ratio of net investment income
  to average net assets(1)                 4.35%      4.44%      4.77%      4.60%      4.70%
Portfolio turnover                             28%        38%        11%        --         18%


---------------

(1)During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(2)Effective June 5, 1995 the Victory New York Tax-Free Portfolio became the New York Tax-Free
     Fund.



Financial Highlights


 OHIO MUNICIPAL BOND FUND


The Financial Highlights table is intended to help you understand the Ohio Municipal Bond Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Ohio Municipal Bond Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Ohio Municipal Bond Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Ohio Municipal Bond Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Ohio Municipal Bond Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                            Class A Shares                      Class G Shares


                                                                                                 March 26,
                                          Year       Year       Year       Year       Year       1999
                                         Ended      Ended      Ended      Ended      Ended       through
                                          Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,    October 31,
                                         1999       1998       1997       1996       1995        1999(4)(5)

Net Asset Value, Beginning of Period     $ 12.04    $ 11.72    $ 11.43    $ 11.32    $ 10.33    $   11.79


Investment Activities

  Net investment income                      0.49       0.51       0.53       0.54       0.52         0.28
  Net realized and unrealized
    gains (losses) from investments        (0.75)      0.42       0.29       0.11       1.00       (0.70)

      Total from  Investment Activities     (0.26)      0.93       0.82       0.65       1.52       (0.42)


Distributions

  Net investment income                    (0.49)     (0.51)     (0.53)     (0.54)     (0.52)      (0.28)
  In excess of net investment income          --         --         --         --      (0.01)         --
  Net realized gains                       (0.10)     (0.10)        --         --         --          --
  In excess of net realized gains          (0.08)        --         --         --         --          --

      Total Distributions                  (0.67)     (0.61)     (0.53)     (0.54)     (0.53)      (0.28)

Net Asset Value, End of Period           $  11.11    $ 12.04    $ 11.72    $ 11.43    $ 11.32    $   11.09

Total Return (excludes sales charges)      (2.29)%     8.18%      7.37%      5.87%     15.03%      (3.59)%(2)


Ratios/Supplemental Data:

Net Assets, End of Period (000)           $74,984    $82,704    $78,043    $73,463    $60,031     $122,458
Ratio of expenses to
  average net assets                         0.92%       0.91%      0.89%      0.89%      0.66%        0.90%(3)
Ratio of net investment income
  to average net assets                      4.20%       4.31%      4.60%      4.72%      4.78%        4.18%(3)
Ratio of expenses to
  average net assets(1)                   1.14%       1.13%      0.99%      1.05%      0.94%        1.12%(3)
Ratio of net investment income
  to average net assets(1)                3.98%       4.09%      4.50%      4.56%      4.49%        3.96%(3)
Portfolio turnover < F6>                      112%        95%        74%        81%       125%         112%


---------------

(1)During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(2)Not annualized.

(3)Annualized.

(4)Period from commencement of operations.

(5)Effective  March 26, 1999,  the Gradison Ohio Tax-Free Fund merged into the
     Victory Ohio Municipal Bond Fund.


(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



This page is intentionally left blank.

This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.


 Statement of Additional Information (SAI)


Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


 Annual and Semi-annual Reports


Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND (800-539-3863).


How to Obtain Information


By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
          P.O. Box 8527
         Boston, MA 02266-8527

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http://www.victoryfunds.com.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.



Victory Funds

(LOGO)(R)     Investment Company Act File Number 811-4852     VF-TEFI-PRO (2/00)

                               [GRAPHIC OMITTED]

                                  Victory Funds



                                   PROSPECTUS



                            Government Mortgage Fund
                                Class A Shares

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                  Call Victory at: 800-539-FUND (800-539-3863)
          or visit the Victory Funds' website at: www.victoryfunds.com





                                February 28, 2000

TABLE OF CONTENTS


RISK/RETURN SUMMARY FOR THE FUND                                              1
An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses of the Fund.
INVESTMENTS                                                                   4

RISK FACTORS                                                                  5

SHARE PRICE                                                                   6

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                           7

INVESTING WITH VICTORY                                                        9

o    How to Buy Shares                                                       11
o    How to Exchange Shares                                                  14
o    How to Sell Shares                                                      15

ORGANIZATION AND MANAGEMENT OF THE FUND                                      17

ADDITIONAL INFORMATION                                                       19

FINANCIAL HIGHLIGHTS                                                         20


Shares of the Fund are:

o        Not insured by the FDIC;
o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;
o Subject to possible investment risks, including possible loss of the amount invested.

--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND                                     Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Fund seeks to provide a high level of current income consistent with safety of principal.

Investment Policies And Strategies

The Fund pursues its investment objective by investing exclusively in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Under normal market conditions, at least 80% of the total assets of the Fund will be invested in U.S. government mortgage-backed securities.

Important characteristics of the Fund's investments:


o Quality: Securities purchased by the Fund are considered to be of the highest quality.

o Maturity: The dollar-weighted effective average maturity of the Fund generally will not exceed 12 years. Under certain market conditions, the portfolio manager may go outside these boundaries.


The Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

There is no guarantee that the Fund will achieve its objectives.

Proposed Reorganization


The Board of Trustees of the Victory Portfolios has approved a Plan of Reorganization and Liquidation for the Fund. At a special meeting, anticipated to be held in March 2000, shareholders of the Fund will be asked to approve the transfer of the assets of their Fund into Class A Shares of the Victory Fund for Income. If the reorganization of the Fund is approved, shareholders will exchange their Fund shares for Class A shares of the Victory Fund For Income, and the Fund will no longer be available for purchases, exchanges or redemptions. Shareholders will receive shares of the Fund for Income with the same value as the total value of their Fund shares. (In other words, a shareholder who owns $1,000 worth of Class A Shares of the Fund will receive $1,000 worth of Class A Shares of the Victory Fund for Income.) The exchange will not be subject to any sales charges and will not be taxable. The Victory Fund for Income has the same investment adviser, Key Asset Management Inc. (KAM or the Adviser), and service providers as the Fund. If you do not wish to participate in the reorganization, you must redeem your shares by 4:00 p.m. on May 5, 2000.


Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:


o        The market value of securities acquired by the Fund declines.

o The portfolio manager does not execute the Fund's principal investment strategies effectively.

--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND                                     Risk/Return Summary
--------------------------------------------------------------------------------

o        Interest rates rise.


o        An issuer's credit quality is downgraded.

o        The Fund must reinvest interest or sale proceeds at lower rates.

o        The rate of inflation increases.

o The average life of a mortgage-related security is shortened or lengthened.


An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.


1991       15.04%
1992       6.25%
1993       8.18%
1994      -2.06%
1995      15.21%
1996       4.19%
1997       8.76%
1998       6.70%
1999       0.03%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 5.54% (quarter ending December 31, 1991) and the lowest return for a quarter was -2.37% (quarter ending March 31, 1994).

--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND                                    Risk/Return Summary
--------------------------------------------------------------------------------

The table shows how the average annual total returns for Class A Shares of the Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.



------------------------------------------------------------------------------
                                                                      Since
Average Annual Total Returns                    Past        Past     Inception
(for the Periods ended December 31, 1999)     One Year     5 Years   (5/18/90)
Class A                                         -5.68%       5.61%     6.60%
    Lehman Mortgage-Backed Index (1)            1.86%        7.98%     8.13%

------------------------------------------------------------------------------


   1 The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed-rate mortgage bonds. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses (paid directly from your investment)(1)               Class A
   Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)       5.75%
   Maximum  Deferred Sales Charge   (as a percentage of the lower of purchase or
    sale price)                                                                        NONE (2)
   Maximum Sales Charge Imposed on Reinvested Dividends                                NONE
   Redemption Fees                                                                     NONE
   Exchange Fees                                                                       NONE

Annual Fund Operating Expenses (deducted from Fund assets.)

     Management Fees                                                                   0.50%
     Distribution (12b-1) Fees                                                         0.00%
     Other Expenses   (includes a shareholder servicing fee of 0.25%)                  0.58%
     Total Fund Operating Expenses                                                     1.08%

------------------------------------------------------------------------------------------------


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.
2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

EXAMPLE


The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                1 Year            3 Years            5 Years          10 Years
Class A          $679               $899             $1,136            $1,816
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investments
--------------------------------------------------------------------------------

The following describes some of the types of securities the Fund may purchase under normal market conditions.

For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.


For a more complete description of the types of securities in which the Fund can invest, see the Statement of Additional information (the SAI).


o U.S. Government Securities. Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.

o Mortgage-Backed Securities. Instruments secured by a mortgage or pools of mortgages.

o When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of the Fund.


o Dollar-Weighted Effective Average Maturity. Based on the value of the Fund's investments in securities with different maturity dates. This measures the sensitivity of a debt security's value to changes in interest rates. The value of a long term debt security is more sensitive to interest rate changes than the value of a short-term security.

--------------------------------------------------------------------------------
Risk Factors
--------------------------------------------------------------------------------

This Prospectus describes the principal risks that you may assume as an investor in the Fund.

     ---------------------------------------------------------------------------
     By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.
     ---------------------------------------------------------------------------


    The Fund is subject to the following principal risks   .


General risks:


o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

o Manager risk is the risk that the Fund's portfolio manager may implement its principal investment strategy in a way that does not produce the intended result.


Risks associated with investing in debt securities:


o Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

o Reinvestment risk is the risk that when interest rates are declining the Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Fund generally invests in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities.



--------------------------------------------------------------------------------
It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.
--------------------------------------------------------------------------------


       ------------------------------------------------------------------
         An investment in the Fund is not a complete investment program.
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk Factors (continued)
--------------------------------------------------------------------------------

Risks associated with investing in mortgage-related securities:


o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower interest rates.

o Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what the Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.


--------------------------------------------------------------------------------
Share Price
--------------------------------------------------------------------------------


    The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.


The Fund values its investments based on market value. When market quotations are not readily available, the Fund values its investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares.


         Total Assets-Liabilities
NAV =    ----------------------
         Number of Shares Outstanding



You can find the Fund's net asset value each day in The Wall Street  Journal and
other newspapers. Newspapers do not normally publish fund information until    a
fund reaches a specific number of shareholders or level of assets.


--------------------------------------------------------------------------------
The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dividends, Distributions and Taxes

--------------------------------------------------------------------------------
Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.
--------------------------------------------------------------------------------

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.


Ordinarily, the Fund declares and pays dividends monthly.


Distributions can be received in one of the following ways.

         o        Reinvestment Option

         You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

         o        Cash Option


         A check will be mailed to you no later than seven days after the dividend payment date.


         o        Income Earned Option

         You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

         o        Directed Dividends Option


         You can automatically reinvest distributions in the same class of shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.


         o        Directed Bank Account Option

         In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

Important Information about Taxes

   ---------------------------------------------------------------------------
   The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.
   ---------------------------------------------------------------------------



         The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

o        Ordinary dividends from the Fund are taxable as ordinary income;
         dividends from the Fund's long-term capital gains are taxable as long-term capital gain.

o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

o Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. government obligations will be provided with tax statements you receive from the Fund.

o An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

o You should review the more detailed discussion of federal income tax considerations in the SAI.

--------------------------------------------------------------------------------
Investing with Victory
--------------------------------------------------------------------------------

All you need to do to get started is to fill out an application.


         If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.




        ------------------------------------------------------------------------
         An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
        ------------------------------------------------------------------------



   Calculation of Sales Charges -- Class A


The Fund described in this prospectus offers Class A Shares, which have a front-end sales charge of 5.75%. Please look at the "Fund Expenses" section to find the sales charge.


Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales
charge rates are listed    below.


--------------------------------------------------------------------------------

Your Investment in the Fund:    Sales Charge  as a %      Sales Charge as a % of
                                 of Offering Price           Your Investment

Up to $49,999                          5.75%                      6.10%
$50,000 up to $99,999                  4.50%                      4.71%
$100,000 up to $249,999                3.50%                      3.63%
$250,000 up to $499,999                2.50%                      2.56%
$500,000 up to $999,999                2.00%                      2.04%
$1,000,000 and above*                  0.00%                      0.00%
--------------------------------------------------------------------------------


----------
       *Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.


For historical expense information on Class A shares, see the "Financial Highlights" at the end of this Prospectus.

--------------------------------------------------------------------------------
Investing with Victory (continued)
--------------------------------------------------------------------------------

   Sales Charge Reductions and Waivers


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

You may qualify for reduced sales charges in the following cases:

         1. A Letter of Intent lets you buy Class A Shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

         2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.


       3. You can combine Class A Shares of multiple Victory Funds (excluding funds sold withhout a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.


         4. Waivers for certain investors:


                  a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers"1 , and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.


                  b. Investors who buy shares for trust or other advisory accounts established with KeyCorp or its affiliates.


                  c. Investors in Class A Shares who reinvest the proceeds from a liquidation distribution of Class A shares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Association or its affiliates, the Victory Group, or
                      invested in    a fund of the Victory Group.

                  d.  Investment  Professionals  who  purchased  Fund shares for
                      fee-based   investment   products  or  accounts,   selling
                      brokers, and their sales representatives.

                      e. Purchase of shares in connection with financial institution sponsored bundled omnibus retirement programs sponsored by financial institutions that have entered into agreements with the Fund's Distributor in connection with the operational requirements of such programs.

                      f. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.


--------

1 Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

--------------------------------------------------------------------------------
Investing with Victory (continued)
--------------------------------------------------------------------------------



    Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan. The shareholder servicing agent performs a number of services for its customers who are Fund shareholders. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services, the Fund pays a fee at an annual rate of up to 0.25% of its average daily net assets. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan

In accordance with Rule 12b-1 under the Investment  Company Act of 1940, Victory
has adopted a Distribution  and Service Plan   for the Fund under which the Fund
   does not pay any expenses.


--------------------------------------------------------------------------------
How to Buy Shares
--------------------------------------------------------------------------------


    You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.


If you buy shares directly from the Fund and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to:     The Victory Funds

   Keep the following addresses handy for purchases, exchanges, or redemptions:


By Regular U.S. Mail

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527

Boston, MA 02266-8527

--------------------------------------------------------------------------------
How to Buy Shares (continued)
--------------------------------------------------------------------------------

By Overnight Mail

Use the following address ONLY for overnight packages.


   The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive

Braintree, MA 02184
PHONE:  800-539-FUND

By Wire


The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

The Victory Funds
   State Street Bank and Trust Co.

ABA #011000028
For Credit to DDA Account #9905-201-1

(insert account number, name, and confirmation number assigned by the Transfer Agent)


By Telephone:  800-539-FUND (800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.


   ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

   Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.


   Retirement Plans


You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.


--------------------------------------------------------------------------------
         All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Exchange Shares
--------------------------------------------------------------------------------


You can obtain a list of funds available for exchange by calling 800-539-FUND

You can sell shares of one fund of the Victory Portfolios to buy shares of the same class of any other. This is considered an exchange.


You can exchange shares of the Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of the Fund, you should keep the following in mind:


o Shares of the Fund selected for exchange must be available for sale in your state of residence.

o The Fund whose shares you would like to exchange and the fund whose shares you want to buy must offer the exchange privilege.

o Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

o If you acquire Class A Shares of the Fund as a result of an exchange, you pay the percentage-point difference, if any, between the Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of the Fund as a result of an exchange from another fund in the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.


o On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


o You must meet the minimum purchase requirements for the fund you buy by exchange.

o The registration and tax identification numbers of the two accounts must be identical.

o You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

o The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

o Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

o        An exchange of Fund shares constitutes a sale for tax purposes.

--------------------------------------------------------------------------------
How to Sell Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
     There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.
     ---------------------------------------------------------------------

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:


o        Mail a check to the address of record;

o        Wire funds to a domestic financial institution;

o        Mail a check to a previously designated alternate address; or

o        Electronically transfer your redemption via the Automated Clearing
         House (ACH).


The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

By Mail

Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:


o        Redemptions over $10,000;

o        Your account registration has changed within the last 15 days;

o        The check is not being mailed to the address on your account;

o        The check is not being made payable to the owner of the account;

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o The redemption proceeds are being transferred to another Victory Group account with a different registration; or

o        The check or wire is being sent to a different bank account.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

By Wire


If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.


By ACH


Normally, your redemption will be processed on the same day , but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided personal check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500 ($100 for IRAs), we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

o Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

o The Fund may suspend your right to redeem your shares in the following circumstances:

           o          During non-routine closings of the NYSE;

           o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

           o When the SEC orders a suspension to protect the Fund's shareholders.

o The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

--------------------------------------------------------------------------------
Organization and Management of the Fund
--------------------------------------------------------------------------------


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to their shareholders. Each of these organizations is paid a fee for its services.

About Victory


The Fund is a member of the Victory Funds, a group of more than 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.


The Investment Adviser and Sub-Administrator

The Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended  October 31,    1999,  KAM was paid an advisory fee
at an annual rate of 0.50% of the    Fund's average daily net assets.

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Fund's administrator, pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.

Portfolio Management

Trenton T. Fletcher is the portfolio manager of the Fund, a position he has held
since  January    1998.  A Portfolio  Manager  and  Director of KAM, he has been working in the fixed income markets at KAM since 1989.

                        OPERATIONAL STRUCTURE OF THE FUND

                         Trustees                  Adviser
              ----------------------------------------------------

                                  Shareholders

                          Financial Services Firms and
                         their Investment Professionals
              ----------------------------------------------------

                         Advise current and prospective
                     shareholders on their Fund investments.
              ----------------------------------------------------

                         Transfer Agent/Servicing Agent
              ----------------------------------------------------
                       State Street Bank and Trust Company
                               225 Franklin Street
                                Boston, MA 02110

                         Boston Financial Data Services
                               Two Heritage Drive
                                Quincy, MA 02171

                    Handles services such as record-keeping,
                     statements, processing of buy and sell
                      requests, distribution of dividends,
                     and servicing of shareholder accounts.
              ----------------------------------------------------

--------------------------------------------------------------------------------
          Administrator, Distributor,
              and Fund Accountant                          Custodian
--------------------------------------------     -------------------------------

              BISYS Fund Services                Key Trust Company of Ohio, N.A.
              and its affiliates                        127 Public Square
               3435 Stelzer Road                      Cleveland, OH 44114
              Columbus, OH 43219

 Markets the Fund, distributes share           Provides for the safekeeping of
      Investment Professionals, calculates      the Fund's investments and cash,
      the value of shares. As Administrator,       and settles through  and
      handles the day-to-day activities             trades made by the Fund.
      of the Fund.

------------------------------------------------
Sub-Administrator
------------------------------------------------

           Key Asset Management Inc.
               127 Public Square
              Cleveland, OH 44114

               Performs certain
         sub-administrative services.

------------------------------------------------


The Fund is supervised by the Board of Trustees, which monitor the services provided to investors.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

Some additional information you should know about the Fund.

Share Classes

The Fund currently offers only the class of shares described in this Prospectus.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and average annual total return of the Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the Fund's "Investment Performance" section.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any shareholder reports, prospectuses, and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Fund at 800-539-FUND (800-539-3863).

--------------------------------------------------------------------------------
If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights                                    Government Mortgage Fund
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                                      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                     Oct. 31, 1999  Oct. 31, 1998  Oct. 31, 1997  Oct. 31, 1996  Oct. 31, 1995
                                                     -------------- -------------- -------------- -------------- --------------
Net Asset Value, Beginning of Period                      $ 11.07        $ 10.93       $  10.76       $ 10.86         $ 10.33
---------------------------------------------------- -------------- -------------- -------------- -------------- --------------
Investment Activities
     Net investment income                                   0.62           0.63          0.69           0.70            0.72
     Net realized and unrealized gains (losses)
        from investments                                   (0.47)           0.14           0.16         (0.12)           0.62
---------------------------------------------------- -------------- -------------- -------------- -------------- --------------
            Total from Investment Activities                 0.15           0.77           0.85          0.58            1.34
---------------------------------------------------- -------------- -------------- -------------- -------------- --------------
Distributions
     Net investment income                                 (0.61)         (0.63)         (0.68)         (0.67)         (0.71)
     In excess of net realized gains                           --             --            --              --         (0.08)
     Tax return of capital                                     --             --            (b)         (0.01)         (0.02)
---------------------------------------------------- -------------- -------------- -------------- -------------- --------------
            Total Distributions                            (0.61)         (0.63)         (0.68)         (0.68)         (0.81)
---------------------------------------------------- -------------- -------------- -------------- -------------- --------------
Net Asset Value, End of Period                            $ 10.61       $ 11.07       $  10.93         $ 10.76        $ 10.86
---------------------------------------------------- -------------- -------------- -------------- -------------- --------------
Total Return (excludes sales charges)                       1.38%          7.23%          8.22%          5.54%         13.55%

Ratios/Supplemental Data:
         Net Assets, End of Period (000)                 $99,326       $105,085       $103,761       $125,992       $136,103
Ratio of expenses to average net assets                     0.99%          0.88%          0.85%          0.89%          0.77%
Ratio of net investment income to average net               5.67%          5.72%          6.32%          6.46%          6.81%
     assets
Ratio of expenses to average net assets*                    1.08%          1.01%           (a)           0.90%          0.79%
Ratio of net investment income to average net               5.58%          5.59%            (a)          6.45%          6.80%
     assets*
Portfolio turnover                                           274%           296%           115%           127%            59%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  There were no voluntary fee reductions during the period.

(b)  Amount rounds to less than $0.01.

                     This page is intentionally left blank.

The Victory Funds
127 Public Square

OH-01-27-1612
Cleveland, OH  44114






If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.


   Statement of Additional Information (SAI)


Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


   Annual and Semi-annual Reports

Describes the Fund's performance, lists portfolio holdings, and discusses market
conditions and investment  strategies that significantly  affected    the Fund's
performance during its last fiscal year.

   How to Obtain Information

By telephone: Call    Victory Funds at 800-539-FUND (800-539-3863).


By mail:      The Victory Funds
              P.O. Box 8527
              Boston, MA 02266-8527

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.)


   Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C.

20459-0102.


On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http: //www.victoryfunds.com.

If you would like to receive copies of the annual and semi-annual reports and/or
the SAI at no charge, please call the Fund at 800-539-FUND   (800-539-3863).

--------------------------------------------------------------------------------
The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.
--------------------------------------------------------------------------------



                   Investment Company Act File Number 811-4852

                               VF-GMF-PRO (2/00)

                                [GRAPHIC OMITTED]

                                  Victory Funds



                                   PROSPECTUS


                            Ohio Regional Stock Fund
                                 Class A Shares



              As with all mutual funds, the Securities and Exchange
              Commission has not approved or disapproved the Fund's
                      securities or determined whether this
                     Prospectus is accurate or complete. Any
                         representation to the contrary
                             is a criminal offense.

                  Call Victory at: 800-539-FUND (800-539-3863)


          or visit the Victory Funds' website at: www.victoryfunds.com

                                February 28, 2000

TABLE OF CONTENTS


RISK/RETURN SUMMARY FOR THE FUND                                               1
An analysis which includes the investment objective, principal strategies,
principal risks, performance   and expenses of the Fund.
INVESTMENTS                                                                    4
RISK FACTORS                                                                   4
SHARE PRICE                                                                    5
DIVIDENDS, DISTRIBUTIONS, AND TAXES                                            6
INVESTING WITH VICTORY                                                         8
o    How to Buy Shares                                                        10
o    How to Exchange Shares                                                   13
o    How to Sell Shares                                                       14
ORGANIZATION AND MANAGEMENT OF THE FUND                                       16
ADDITIONAL INFORMATION                                                        18
    FINANCIAL HIGHLIGHTS                                                      19


Shares of the Fund are:

o        Not insured by the FDIC;

o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

o Subject to possible investment risks, including possible loss of the amount invested.

--------------------------------------------------------------------------------

OHIO REGIONAL STOCK FUND                                     Risk/Return Summary

--------------------------------------------------------------------------------

Investment Objective

The Fund seeks to provide capital appreciation.

Principal Investment Strategies

The Fund pursues its investment objective by investing at least 80% of its total assets in equity securities issued by companies headquartered in the State of Ohio.


In making investment decisions, Key Asset Management Inc., the Fund's investment adviser (KAM or the Adviser) analyzes cash flow, book value, dividend growth potential, quality of management, earnings, and capitalization. The Fund looks at any information that reflects the potential for future earnings growth. The Fund invests in nationally recognized companies and lesser-known companies that may have smaller capitalization, but also the potential for growth.


Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks.

There is no guarantee that the Fund will achieve its objectives.

Proposed Reorganization


The Board of Trustees of the Victory Portfolios has approved a Plan of Reorganization and Liquidation for the Fund. At a special meeting, anticipated to be held in March 2000, shareholders of the Fund will be asked to approve the transfer of the assets of their Fund into Class A Shares of the Victory Established Value Fund. If the Reorganization of the Fund is approved, shareholders will exchange their Fund shares for Class A Shares of the Victory Established Value Fund, and the Fund will no longer be available for purchases, exchanges or redemptions. Shareholders will receive shares of the Established Value Fund with the same value as the total value of their Fund shares. (In other words, a shareholder who owns $1,000 worth of Class A Shares of the Fund will receive $1,000 worth of Class A Shares of the Victory Established Value Fund.) The exchange will not be subject to any sales charges and will not be taxable. The Victory Established Value Fund has the same investment adviser and service providers as the Fund. If you do not wish to participate in the reorganization, you must redeem your shares by 4:00 p.m. on May 5, 2000.


Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:


o        The market value of securities acquired by the Fund declines.

o Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

o        Value stocks fall out of favor relative to growth stocks.

o The portfolio manager does not execute the Fund's principal investment strategies effectively.

o        A company's earnings do not increase as expected.


--------------------------------------------------------------------------------
OHIO REGIONAL STOCK FUND                                     Risk/Return Summary
--------------------------------------------------------------------------------

Since the Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political, or regulatory risks associated with the state. The Fund is subject to additional risks because it concentrates its investments in a single geographic area.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.


Investment Performance


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

Sales loads are not reflected on the bar chart (or highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1990     -18.50%
1991      58.65%
1992      10.88%
1993      16.58%
1994       0.05%
1995      26.43%
1996      20.85%
1997      29.66%
1998      -1.76%
1999     -10.66%

Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 26.20% (quarter ending March 31, 1991) and the lowest return for a quarter was 25.47% (quarter ending September 30, 1990).

--------------------------------------------------------------------------------
OHIO REGIONAL STOCK FUND                                     Risk/Return Summary
--------------------------------------------------------------------------------


The table shows how the average annual total returns for Class A Shares of the Ohio Regional Stock Fund for one year, five years and ten years, including the maximum sales charges, compare to those of two broad-based market indices.



--------------------------------------------------------------------------------

Average Annual Total Returns
(for the Periods ended December 31,
1999)                                Past One Year   Past 5 Years  Past 10 Years
Class A                                 -15.78%         10.39%        10.61%
S&P 500 Index (1)(3)                     21.04%         28.55%        18.21%
    S&P 400 Mid-Cap Index (2)(3)         14.72%         23.05%        17.32%

--------------------------------------------------------------------------------


1 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.
2 The Standard & Poor's 400 Mid-Cap Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-size companies.
3 Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------

Shareholder Transaction Expenses (paid directly from your
    investment) (1)                                                     Class A
    Maximum Sales Charge Imposed on Purchases (as a percentage
    of offering price)                                                  5.75%
    Maximum Deferred Sales Charge (as a percentage of the lower
    of purchase or sale price)                                          NONE (2)
    Maximum Sales Charge Imposed on Reinvested Dividends                NONE
    Redemption Fees                                                     NONE
    Exchange Fees                                                       NONE

Annual Fund Operating Expenses (deducted from Fund assets.)

    Management Fees                                                     0.75%
    Distribution (12b-1) Fees                                           0.00%
    Other Expenses (includes a shareholder servicing fee of 0.25%)      0.73%
      Total Fund Operating Expenses                                     1.48%

--------------------------------------------------------------------------------


1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

EXAMPLE

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                  1 Year       3 Years         5 Years               10 Years
Class A            $717         $1,016         $1,336                 $2,242
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investments

--------------------------------------------------------------------------------

Under normal market conditions, the Fund purchases equity securities,  including
common  stock,   preferred   stock  and  securities   that  are  convertible  or
exchangeable into common stock of U.S. corporations.

For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.


For a more complete description of the types of securities in which the Fund can invest, see the Statement of Additional Information (SAI).


--------------------------------------------------------------------------------
Risk Factors
--------------------------------------------------------------------------------

     ------------------------------------------------------------------
     By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.
     ------------------------------------------------------------------


This Prospectus describes the principal risks that you may assume as an investor in the Fund.

The Fund is subject to the following principal risks.


General risks:


o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

o Manager risk is the risk that the Fund's portfolio manager may implement its principal investment strategy in a way that does not produce the intended result.


Risk associated with investing in equity securities:


o Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risk associated with investing in the securities of a single state:


o Concentration risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in the Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security could also affect other securities within that particular segment of the market.



  -------------------------------------------------------------------------
  It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.
  -------------------------------------------------------------------------


          --------------------------------------------------------
          An investment in the Fund is not a complete investment
          program.
          --------------------------------------------------------

--------------------------------------------------------------------------------
Share Price
--------------------------------------------------------------------------------


The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund values its investments based on market value. When market quotations are not readily available, the Fund values its investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares.


         Total Assets-   Liabilities
NAV =    ------------------------

         Number of Shares Outstanding


You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets.


--------------------------------------------------------------------------------
The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dividends, Distributions   and Taxes

Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution some of your investment may come back to you as a taxable distribution.
--------------------------------------------------------------------------------


As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.


Ordinarily, the Fund declares and pays dividends quarterly.


Distributions can be received in one of the following ways.

      o     Reinvestment Option


      You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


      o     Cash Option


      A check will be mailed to you no later than seven days after the dividend payment date.


      o     Income Earned Option

            You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

      o     Directed Dividends Option


            You can automatically reinvest distributions in the same class of shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.


      o     Directed Bank Account Option

            In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

--------------------------------------------------------------------------------
Dividends, Distributions   and Taxes (continued)

--------------------------------------------------------------------------------

Important Information about Taxes


       -------------------------------------------------------------------
       The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.
       -------------------------------------------------------------------


The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

o Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as long-term capital gain.

o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

o Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. government obligations will be provided with tax statements you receive from the Fund.

o An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

o You should review the more detailed discussion of federal income tax considerations in the SAI.

--------------------------------------------------------------------------------
Investing With Victory
--------------------------------------------------------------------------------

All you need to do to get started is to fill out an application.


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

   --------------------------------------------------------------------------
   An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
   --------------------------------------------------------------------------


Calculation of Sales Charges -- Class A

The Fund described in this prospectus offers Class A Shares, which have a front-end sales charge of 5.75%. Please look at the "Fund Expenses" section to find the sales charge.


Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales
charge rates are    listed below.


--------------------------------------------------------------------------------

   Your Investment in the Fund:  Sales Charge as a % of   Sales Charge as a % of
                                     Offering Price           Your Investment
    Up to $49,999                         5.75%                    6.10%
$50,000 up to $99,999                     4.50%                    4.71%
$100,000 up to $249,999                   3.50%                    3.63%
$250,000 up to $499,999                   2.50%                    2.56%
$500,000 up to $999,999                   2.00%                    2.04%
$1,000,000 and above*                     0.00%                    0.00%

--------------------------------------------------------------------------------

* Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

For historical expense information on Class A shares, see the "Financial Highlights" at the end of this Prospectus.

--------------------------------------------------------------------------------
Investing with Victory (continued)
--------------------------------------------------------------------------------


   Sales Charge Reductions and Waivers

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.


You may qualify for reduced sales charges in the following cases:

      1. A Letter of Intent lets you buy Class A Shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

      2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.


      3. You can combine Class A Shares of multiple Victory Funds (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.


      4.    Waivers for certain investors:


            a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers "2 , and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

            b. Investors who buy shares for trust or other advisory accounts established with KeyCorp or its affiliates.

            c. Investors in Class A Shares who reinvest the proceeds from a liquidation distribution of Class A shares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Association or its affiliates, the Victory Group, or invested in a fund of the Victory Group.

            d. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, selling brokers, and their sales representatives.

            e. Purchase of shares in connection with financial institution sponsored bundled omnibus retirement programs sponsored by financial institutions that have entered into agreements with the Fund's Distributor in connection with the operational requirements of such programs.

            f. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.


--------
1 Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

--------------------------------------------------------------------------------
Investing with Victory (continued)
--------------------------------------------------------------------------------


Shareholder Servicing Plan


The Fund has adopted a Shareholder Servicing Plan. The shareholder servicing agent performs a number of services for its customers who are Fund shareholders. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services, the Fund pays a fee at an annual rate of up to 0.25% of its average daily net assets. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan


In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Fund under which the Fund does not pay any expenses.

--------------------------------------------------------------------------------
How to Buy Shares
--------------------------------------------------------------------------------


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.


If you buy shares directly from the Fund and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to:  The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:


By Regular U.S. Mail

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527

Boston, MA 02266-8527

--------------------------------------------------------------------------------
How to Buy Shares (continued)
--------------------------------------------------------------------------------

By Overnight Mail

Use the following address ONLY for overnight packages.


The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive

Braintree, MA 02184
PHONE:  800-539-FUND

By Wire

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.


The Victory Funds
State Street Bank and Trust Co.

ABA #011000028

For Credit to DDA  Account #9905-201-1
(insert account number, name, and confirmation number assigned by the Transfer Agent)


By Telephone:  800-539-FUND (800-539-3863)


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

--------------------------------------------------------------------------------
How to Buy Shares (continued)
--------------------------------------------------------------------------------


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.


Retirement Plans


You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

--------------------------------------------------------------------------------
All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer
  Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below
    $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Exchange Shares
--------------------------------------------------------------------------------


You can obtain a list of funds available for exchange by calling 800-539-FUND

You can sell shares of one fund of the Victory Portfolios to buy shares of the same class of any other. This is considered an exchange.


You can exchange shares of the Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of the Fund, you should keep the following in mind:


o Shares of the Fund selected for exchange must be available for sale in your state of residence.

o The Fund whose shares you would like to exchange and the fund whose shares you want to buy must offer the exchange privilege.


o Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.


o If you acquire Class A Shares of the Fund as a result of an exchange, you pay the percentage-point difference, if any, between the Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of the Fund as a result of an exchange from another fund in the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

o On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

o You must meet the minimum purchase requirements for the fund you buy by exchange.

o The registration and tax identification numbers of the two accounts must be identical.

o You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

o The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

o Before exchanging, read the prospectus of the fund you wish to purchase by exchange.


o     An exchange of Fund shares constitutes a sale for tax purposes.

--------------------------------------------------------------------------------
How to Sell Shares
--------------------------------------------------------------------------------

      ---------------------------------------------------------------------
       There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.
      ---------------------------------------------------------------------

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:


o     Mail a check to the address of record;

o     Wire funds to a domestic financial institution;

o     Mail a check to a previously designated alternate address; or

o     Electronically transfer your redemption via the Automated Clearing House
      (ACH).


The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

By Mail


Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

o     Redemptions over $10,000;

o     Your account registration has changed within the last 15 days;

o     The check is not being mailed to the address on your account;

o     The check is not being made payable to the owner of the account;

o The redemption proceeds are being transferred to another Victory Group account with a different registration; or

o     The check or wire is being sent to a different bank account.

--------------------------------------------------------------------------------
How to Sell Shares (continued)
--------------------------------------------------------------------------------


You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


By Wire


If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.


By ACH


Normally, your redemption will be processed on the same day , but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided personal check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500 ($100 for IRA accounts), we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

o Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

o The Fund may suspend your right to redeem your shares in the following circumstances:

      o     During non-routine closings of the NYSE;

      o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

      o     When the SEC orders a suspension to protect the Fund's shareholders.

o The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

--------------------------------------------------------------------------------

Organization and Management of the Fund
--------------------------------------------------------------------------------


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to their shareholders. Each of these organizations is paid a fee for its services.

About Victory

The Fund is a member of the Victory Funds, a group of more than 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

The Investment Adviser and Sub-Administrator

The Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 1999, KAM was paid an advisory fee at an annual rate of 0.68% of the Fund's average daily net assets .


Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Fund's administrator, pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.


Portfolio Management


Lynn S. Hamilton is the portfolio manager of the Fund, a position he has held since October 1991. He is a Portfolio Manager and Managing Director of KAM, and has been in the investment business since 1977.

                        OPERATIONAL STRUCTURE OF THE FUND

                         Trustees                  Adviser
              ----------------------------------------------------

                                  Shareholders

                          Financial Services Firms and
                         their Investment Professionals
              ----------------------------------------------------

                         Advise current and prospective
                     shareholders on their Fund investments.
              ----------------------------------------------------

                         Transfer Agent/Servicing Agent
              ----------------------------------------------------
                       State Street Bank and Trust Company
                               225 Franklin Street
                                Boston, MA 02110

                         Boston Financial Data Services
                               Two Heritage Drive
                                Quincy, MA 02171

                    Handles services such as record-keeping,
                     statements, processing of buy and sell
                      requests, distribution of dividends,
                     and servicing of shareholder accounts.
              ----------------------------------------------------

--------------------------------------------------------------------------------
          Administrator, Distributor,
              and Fund Accountant                          Custodian
--------------------------------------------     -------------------------------

              BISYS Fund Services                Key Trust Company of Ohio, N.A.
              and its affiliates                        127 Public Square
               3435 Stelzer Road                      Cleveland, OH 44114
              Columbus, OH 43219

 Markets the Fund, distributes share           Provides for the safekeeping of
      Investment Professionals, calculates      the Fund's investments and cash,
      the value of shares. As Administrator,       and settles through  and
      handles the day-to-day activities             trades made by the Fund.
      of the Fund.


------------------------------------------------
Sub-Administrator
------------------------------------------------

           Key Asset Management Inc.
               127 Public Square
              Cleveland, OH 44114

               Performs certain
         sub-administrative services.

------------------------------------------------


The Fund is supervised by the Board of Trustees, which monitor the services provided to investors.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

Some additional information you should know about the Fund.

Share Classes

The Fund currently offers only the class of shares described in this Prospectus.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and average annual total return of the Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the Fund's "Investment Performance" section.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any shareholder reports, prospectuses, and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Fund at 800-539-FUND (800-539-3863).

--------------------------------------------------------------------------------
If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights                                    Ohio Regional Stock Fund
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                                                                     Prior to
                                                                                                                   designation
                                                                            Class A Shares                          as Class A
                                                                                                                      Shares
                                                     ------------------------------------------------------------- --------------
                                                      Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
                                                     Oct. 31, 1999  Oct. 31, 1998  Oct. 31, 1997  Oct. 31, 1996    Oct. 31, 1995
                                                                                                        (a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $ 20.67        $ 23.56       $  17.95         $ 15.94         $ 14.56
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities
     Net investment income                                   0.18           0.18           0.14             0.14           0.17
     Net realized and unrealized gains (losses)
        from investments                                   (1.26)         (0.80)           5.96             2.62           2.13
---------------------------------------------------------------------------------------------------------------------------------
            Total from Investment Activities               (1.08)         (0.62)           6.10             2.76           2.30
---------------------------------------------------------------------------------------------------------------------------------
Distributions
     Net investment income                                 (0.17)         (0.17)         (0.14)           (0.14)         (0.17)
     In excess of net investment income                        --             --            --                --         (0.01)
     Net realized gains                                    (2.42)         (2.10)         (0.35)           (0.36)         (0.65)
     In excess of net realized gains                           --             --             --           (0.25)         (0.09)
---------------------------------------------------------------------------------------------------------------------------------
            Total Distributions                            (2.59)         (2.27)         (0.49)           (0.75)         (0.92)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $ 17.00        $ 20.67        $ 23.56          $ 17.95        $ 15.94
---------------------------------------------------- -------------- -------------- -------------- ---------------- --------------
Total Return (excludes sales charges)                      (6.31)%        (3.13)%         34.61%           17.79%         16.93%

Ratios/Supplemental Data:
         Net Assets, End of Period (000)                 $23,529        $41,653        $53,703          $45,294        $39,048
Ratio of expenses to average net assets                     1.39%          1.26%          1.26%            1.39%          1.20%
Ratio of net investment income to average net
     assets                                                 0.92%          0.76%          0.67%            0.79%          1.13%
Ratio of expenses to average net assets*                    1.48%          1.37%          1.26%            1.40%          1.24%
Ratio of net investment income to average net
     assets*                                                0.83%          0.65%          0.67%            0.78%          1.09%
Portfolio turnover                                             2%             6%             8%               6%            11%


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) Effective March 1, 1996, the Fund designated the existing shares as Class A Shares.

The Victory Funds
127 Public Square

OH-01-27-1612
Cleveland, OH  44114

If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.


Statement of Additional Information (SAI)


Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports


Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail:      The Victory Funds
              P.O. Box 8527
              Boston, MA 02266-8527

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.)


Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.



On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http: //www.victoryfunds.com.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Fund at 800-539-FUND (800-539-3863).

--------------------------------------------------------------------------------
The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.
--------------------------------------------------------------------------------


                   Investment Company Act File Number 811-4852

                               VF-ORSF-PRO (2/00)

Prospectus

February 28, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Money Market Funds

Federal Money Market Fund
Investor and Select Shares

Institutional Money Market Fund
Investor and Select Shares

Victory Funds
(LOGO)(R)

Call Victory at:
800-539-FUND
(800-539-3863)

or visit the Victory Funds' website at:
www.victoryfunds.com

Table of Contents

Introduction                                                          1

Risk/Return Summary for each of the Funds

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

Federal Money Market Fund
  Investor and Select Shares                                          2

Institutional Money Market Fund
  Investor and Select Shares                                          4

Investments                                                           6

Risk Factors                                                          8

Share Price                                                           8

Dividends, Distributions, and Taxes                                   9

Investing with Victory                                               11

* How to Buy Shares                                                  12
* How to Exchange Shares                                             14
* How to Sell Shares                                                 15

Organization and Management of the Funds                             17

Additional Information                                               19

Financial Highlights

Federal Money Market Fund                                            20
Institutional Money Market Fund                                      21

The Victory Portfolios

Key to Financial Information

Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.

Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the amount invested.

Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Introduction

This Prospectus explains the objectives, policies, risks, performance, strategies, and expenses of the Shares of the Victory Funds described in this Prospectus (the Funds).

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.

Investment Objective and Strategy

Each Fund seeks to provide high current income to the extent consistent with preservation of capital. Each of the Funds pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. However, each of the Funds has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review each Fund's "Risk/Return Summary" and the "Investments" section for an overview.

Risk Factors

The following risk factors distinguish these Funds from other funds with different investment policies and strategies.

     * The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

     * A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.

Who May Want to Invest in the Funds

     *    Investors seeking relative safety and easy access to investments

     *    Investors with a low risk tolerance

     *    Investors seeking preservation of capital

     * Investors willing to accept lower potential returns in return for safety

     * Investors seeking the ability to convert their investment to cash quickly

Fees And Expenses

The minimum initial investment is $1,000,000. If you buy shares through an Investment Professional, you may be subject to different minimums. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The Funds offers two classes of shares: Investor Shares and Select Shares.

The following pages provide you with separate overviews of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs. You also should review "Investments" for additional information about the individual securities in which the Funds can invest.

Risk/Return Summary

FEDERAL MONEY MARKET FUND

INVESTOR SHARES
Cusip#: 926464520
SBFXX

SELECT SHARES
Cusip#: 926464512
SBSXX

Investment Objective

The investment objective of the Federal Money Market Fund is to provide high current income to the extent consistent with preservation of capital.

Principal Investment Strategies

The Federal Money Market Fund pursues its investment objective by investing exclusively in securities issued or guaranteed by the U.S. government or certain of its agencies and government-sponsored enterprises. The Federal Money Market Fund also can invest in repurchase agreements collateralized by these securities.

Under normal market conditions, the Federal Money Market Fund invests in:

     * Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government.

     * Obligations of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Student Loan Marketing Association
          (SLMA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank
          (FHLB), Tennessee Valley Authority (TVA) and Federal Agricultural Mortgage Association (FAMC).

     * Repurchase agreements collateralized by any of the above securities.

Important Characteristics of the Federal Money Market Fund's Investments:

     * Quality: The Federal Money Market Fund invests only in securities insured or guaranteed by the U.S. government, or certain of its agencies or government-sponsored enterprises. These securities are of the highest credit quality.

     * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days. The Federal Money Market Fund intends to maintain a weighted average maturity of not more than 55 days.

Principal Risks

The Federal Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Federal Money Market Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     * The portfolio manager does not execute the Federal Money Market Fund's principal investment strategies effectively.

     * An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

     * The market value of floating or variable rate securities falls to such an extent that the Federal Money Market Fund's share price declines below $1.00.

     * Rapidly rising interest rates cause securities held by the Federal Money Market Fund to decline in value and cause the Federal Money Market Fund's share price to decline below $1.00.

     * Interest rates decline, resulting in a lower yield for the Federal Money Market Fund.

     An investment in the Federal Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Federal Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Federal Money Market Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

     The bar chart shows returns for the Investor Class of the Federal Money Market Fund.

1990     7.85%
1991     5.77%
1992     3.34%
1993     2.59%
1994     3.56%
1995     5.27%
1996     4.64%
1997     4.98%
1998     5.28%
1999     4.90%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.96% (quarter ending June 30, 1990) and the lowest return for a quarter was 0.63% (quarter ending June 30, 1993).

Average Annual Total Returns
(for the Periods ended         Past       Past      Past
December 31, 1999)             One Year   5 Years   10 Years

Investor Class                 4.90%      5.01%     4.81%

Select Class(1)                4.64%      N/A       N/A

1 The average annual total return since inception (March 23, 1998) was 4.83%.

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Federal Money Market Fund and the Fund continued to earn the same net interest income throughout the year.

     The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Federal Money Market Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Federal Money Market Fund.

Shareholder Transaction Expenses                     Investor Select
(paid directly from your investment)(1)              Class    Class

Maximum Sales Charge
Imposed on Purchases                                 NONE     NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                     NONE     NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                              NONE     NONE

Redemption Fees                                      NONE     NONE

Exchange Fees                                        NONE     NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                      0.25%    0.25%

Distribution (12b-1) Fees                            0.00%    0.00%

Other Expenses (includes a shareholder servicing
fee of 0.25% applicable to Select Class Shares)      0.20%    0.46%

Total Fund Operating Expenses                        0.45%2   0.71%(2)

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2 The Adviser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of the Investor Class and Select Class Shares of the Federal Money Market Fund do not exceed 0.27% and 0.52%, respectively. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Federal Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Federal Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Federal Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year    3 Years   5 Years   10 Years

Investor Class        $46       $144      $252      $567

Select Class          $73       $227      $395      $883

Risk/Return Summary

INSTITUTIONAL MONEY MARKET FUND

INVESTOR SHARES
Cusip#: 926464785
VICXX

SELECT SHARES
Cusip#: 926464777
VISXX

Investment Objective

The investment objective of the Institutional Money Market Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

The Institutional Money Market Fund pursues its investment objective by primarily investing in short-term, high-quality debt instruments.

Under normal market conditions, the Institutional Money Market Fund primarily invests in:

     * Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and U.S. branches of foreign banks.

     * Short-term corporate obligations, such as commercial paper, notes, and bonds.

     *    Repurchase agreements.

     * Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

     * U.S. Treasury obligations and obligations of government sponsored agencies.

     *    When-issued or delayed-delivery securities.

     *    Eurodollar debt obligations.

Important Characteristics of the Institutional Money Market Fund's Investments:

     * Quality: The Institutional Money Market Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,** or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Institutional Money Market Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

     ** An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's, Fitch IBCA International, or Moody's Investors Service (Moody's) which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Principal Risks

The Institutional Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Institutional Money Market Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     * The portfolio manager does not execute the Institutional Money Market Fund's principal investment strategies effectively.

     *    An issuer defaults on its obligation.

     * An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

     * The market value of floating or variable rate securities falls to such an extent that the Institutional Money Market Fund's share price declines below $1.00.

     * Rapidly rising interest rates cause securities held by the Institutional Money Market Fund to decline in value and cause the Fund's share price to decline below $1.00.

     * Interest rates decline, resulting in the Institutional Money Market Fund achieving a lower yield.

     * Adverse events affecting the banking industry cause the value of the Institutional Money Market Fund's investments to decline.

     * Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

     An investment in the Institutional Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Institutional Money Market Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

The bar chart shows returns for the Investor Class of the Institutional Money Market Fund.

1990       8.27%
1991       5.66%
1992       3.69%
1993       2.77%
1994       4.11%
1995       5.84%
1996       5.34%
1997       5.50%
1998       5.45%
1999       5.10%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 2.04% (quarter ending June 30, 1990) and the lowest return for a quarter was 0.66% (quarter ending June 30, 1993).

Average Annual Total Returns
(for the Periods ended         Past       Past      Past
December 31, 1999)             One Year   5 Years   10 Years

Investor Class                 5.10%      5.45%     5.16%

Select Class(1)                4.80%      N/A       N/A

1 The average annual total return since inception (June 5, 1995) was 4.90%.

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Institutional Money Market Fund and the Fund continued to earn the same net interest income throughout the year.

     The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Institutional Money Market Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Money Market Fund.

Shareholder Transaction Expenses                       Investor Select
(paid directly from your investment)(1)                Class    Class

Maximum Sales Charge
Imposed on Purchases                                   NONE     NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                       NONE     NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                NONE     NONE

Redemption Fees                                        NONE     NONE

Exchange Fees                                          NONE     NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees(2)                                     0.20%    0.20%

Distribution (12b-1) Fees                              0.00%    0.00%

Other Expenses (includes a shareholder servicing
fee of 0.25% applicable to Select Class Shares)        0.16%    0.46%

Total Fund Operating Expenses(3)                       0.36%    0.66%

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2 Management fees have been restated to reflect reduction from 0.25% to 0.20%.

3 The Adviser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of the Investor Class and Select Class Shares of the Institutional Money Market Fund do not exceed 0.27% and 0.52%, respectively. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Institutional Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year   3 Years   5 Years   10 Years

Investor Class        $37      $116      $202      $456

Select Class          $67      $211      $368      $822

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. All Funds will not buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

The Funds may invest in the following types of securities:

Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.

Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.

U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality such as SLMA and FHLB.

Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

     * U.S. Government. Issued or guaranteed by the U.S. government or its agencies and instrumentalities;**

     *    Non-U.S. Government. Secured by non-government entities.

Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.

** Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA are supported by the right of the issuer to borrow from the U.S. Treasury. Still others, such as the SLMA, FFCB, FHLB, the FHLMC, and FAMC are supported only by the credit of the federal instrumentality.

U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as the Student Loan Marketing Association, Federal Farm Credit Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, and the Federal Agricultural Mortgage Corporation are supported only by the credit of the federal instrumentality.

When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

Repurchase Agreements.

An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.

+ Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost.

Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

+ Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in a Fund is not a complete investment program.

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

     Each Fund is subject to the principal risks described below.

General Risks:

     * Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

     * Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.

     * Adjustable rate security risk. The market price of an adjustable rate security may, upon readjustment, fall below its cost.

     * Credit risk is the risk that the issuer of a debt security will fail to pay interest or principal in a timely manner.

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 2:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. ("NYSE") are open. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

     Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

     Each Fund's performance can be found once a week in The Wall Street Journal and other newspapers.

Dividends, Distributions, and Taxes

Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

The Funds pay no federal income tax on the earnings and capital gains they distribute to shareholders.

     * Ordinary dividends from a Fund are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

     * Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     * Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

     * An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

     * Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     * Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

     * Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     * You should review the more detailed discussion of federal income tax considerations in the SAI.

INVESTING WITH VICTORY

All you need to do to get started is to fill out an application.

For historical expense information, see the financial highlights at the end of this Prospectus.

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan for their Select Class Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan

According to Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Funds. The Funds do not pay expenses under this plan.

How to Buy Shares

When you buy shares of a Fund, your cost will normally be $1.00 per share.

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $1,000,000. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from a Fund and your investment is received and accepted by 2:00 p.m. Eastern Time, your purchase will be processed the same day.

     Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of a Fund.

Make your check payable to: The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

(insert account number, name, and confirmation number assigned by the Transfer Agent)

BY TELEPHONE

800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

The Systematic Investment Plan is not available to shareholders of the Institutional Money Market Fund or new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Investment Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from your bank account and invest it in shares of the Federal Money Market Fund.

Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below the minimum amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling
800-539-FUND.

You can sell shares of one fund of the Victory Portfolios to buy shares of the same class of any other. This is considered an exchange. If your request is received and accepted by 2:00 p.m. Eastern Time, your exchange will be processed the same day.

You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

     * Shares of the Fund selected for exchange must be available for sale in your state of residence.

     * The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

     * If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

     * On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

     * You must meet the minimum purchase requirements for the fund you purchase by exchange.

     * The registration and tax identification numbers of the two accounts must be identical.

     * You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

     * A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. A Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

     * Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

     *    An exchange of Fund shares constitutes a sale for tax purposes.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your request is received in good order by 2:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing House
(ACH).

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares.
Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 2:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

CHECK WRITING (Federal Money Market Fund only)

Shareholders of the Federal Money Market Fund may sell their Fund shares by writing a check for $100.00 or more. The check writing feature is not offered to new shareholders of the Federal Money Market Fund. There is no charge for checks; however, you will pay a charge to stop payment of a check or if a check is returned for insufficient funds. Shares continue to earn daily dividends until checks are presented for payment. You may not close your account by writing a check. You should call the Fund for a complete redemption.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is not available to shareholders of the Institutional Money Market Fund or to new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Withdrawal Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from the Federal Money Market Fund. You must have an account value of $5,000 or more to start withdrawals.

     If you previously activated this feature, we will send monthly, quarterly, semi-annual, or annual payments to you or the person you designate. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

     * Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

     * If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

     * A Fund may suspend your right to redeem your shares in the following circumstances:

          *    During non-routine closings of the NYSE;

          * When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          * When the SEC orders a suspension to protect the Fund's shareholders.

     * Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

About Victory

Each Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

     During the fiscal year ended October 31, 1999, KAM was paid a management fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

Federal Money Market Fund              0.15%

Institutional Money Market Fund        0.18%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

OPERATIONAL STRUCTURE OF THE FUNDS

TRUSTEES

ADVISER

SHAREHOLDERS

FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their Fund investments.

TRANSFER AGENT/SERVICING AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171

Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

CUSTODIAN

Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Funds' investments and cash, and settles trades made by the Funds.

SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.

Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund will send only one copy of any shareholder reports, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).

If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights

FEDERAL MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Federal Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Federal Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Federal Money Market Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Investor and Select Shares of the Federal Money Market Fund. The financial highlights for the fiscal year ended October 31, 1999, the eleven months ended October 31, 1998 and the four fiscal years ended November 30, 1997 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Federal Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                        Investor                  Select              Prior to Designation of Investor and
                                        Shares                    Shares              Select Shares

                                 Year       Eleven Months  Year        Period         Year        Year      Year      Year
                                 Ended      Ended          Ended       Ended          Ended       Ended     Ended     Ended
                                 Oct. 31,   Oct. 31,       Oct. 31,    Oct. 31,       Nov. 30,    Nov. 30,  Nov. 30,  Nov. 30,
                                 1999       1998(2)       1999        1998(2)       1997        1996      1995      1994

Net Asset Value,
  Beginning of Period            $  1.000   $  1.000       $  1.000    $  1.000       $  1.000    $ 1.000   $ 1.000   $ 1.000

Investment Activities
    Net investment income           0.047      0.048          0.045       0.031          0.048      0.047     0.051     0.034

Distributions
    Net investment income          (0.047)    (0.048)        (0.045)     (0.031)        (0.048)    (0.047)   (0.051)   (0.034)

Net Asset Value,
  End of Period                  $  1.000   $  1.000       $  1.000    $  1.000       $  1.000    $ 1.000   $ 1.000   $ 1.000

Total Return                         4.82%      4.91%(3)      4.56%       3.14%(3)      4.94%      4.65%     5.26%     3.37%

Ratios/Supplementary Data:
Net Assets at end of period
  (000)                          $834,055   $717,972       $283,625    $198,141       $243,499    $42,159   $21,848   $28,606
Ratio of expenses to
  average net assets                 0.28%      0.27%(4)      0.53%       0.43%(4)      0.53%      0.64%     0.63%     0.59%
Ratio of net investment income
  to average net assets              4.72%      5.22%(4)      4.47%       5.06%(4)      4.91%      4.59%     5.15%     3.35%
Ratio of expenses to
  average net assets(1)             0.45%      0.48%(4)      0.71%       0.54%(4)      0.90%      0.92%     0.91%     0.87%
Ratio of net investment income
  to average net assets(1)          4.55%      5.01%(4)      4.29%       4.95%(4)      4.54%      4.31%     4.90%     3.10%

(1) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(2) Effective March 23, 1998, the Key Money Market Fund became the Victory Federal Money Market
     Fund, and the Fund designated the existing shares of Key Money Market Fund as Investor Shares and commenced offering Select Shares. Financial highlights prior to March 23, 1998 represent the Key Money Market Fund.

(3) Not annualized.

(4) Annualized.

Financial Highlights

INSTITUTIONAL MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Institutional Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Institutional Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Institutional Money Market Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Investor and Select Shares of the Institutional Money Market Fund. The financial highlights for the four fiscal years ended October 31, 1999 and the six months ended October 31, 1995 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Institutional Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the fiscal year ended April 30, 1995 were audited by other auditors.


                                                            Investor Shares

                                  Year          Year           Year        Year        Six Months
                                  Ended         Ended          Ended       Ended       Ended
                                  Oct. 31,      Oct. 31,       Oct. 31,    Oct. 31,    Oct. 31,
                                  1999          1998           1997        1996(5)    1995(4)

Net Asset Value,
  Beginning of Period             $    1.000    $    1.000     $  1.000    $  1.000    $  1.000

Investment Activities
    Net investment income              0.049         0.054        0.053       0.053       0.290

Distributions
    Net investment income             (0.049)       (0.054)      (0.053)     (0.053)     (0.290)

Net Asset Value,
  End of Period                   $    1.000    $    1.000     $  1.000    $  1.000    $  1.000

Total Return                            5.03%         5.53%        5.46%       5.41%       2.90%(2)

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)             $1,313,571    $1,068,521     $585,663    $671,575    $504,536
Ratio of expenses to
  average net assets                    0.27%         0.27%        0.28%       0.27%       0.26%(3)
Ratio of net investment income
  to average net assets                 4.91%         5.38%        5.32%       5.27%       5.69%(3)
Ratio of expenses to
  average net assets(1)                0.41%         0.42%        0.48%       0.48%       0.49%(3)
Ratio of net investment income
  to average net assets(1)             4.77%         5.23%        5.12%       5.06%       5.46%(3)

(1) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2) Not annualized.

(3) Annualized.

(4) Effective June 5, 1995, the Victory Institutional Money Market Portfolio became the
     Institutional Money Market Fund, and the Fund designated the existing shares as Institutional
     Shares and commenced offering Service Shares.

(5) Effective March 1, 1996, the Fund redesignated Institutional Shares as Investor Shares and
     Service Shares as Select Shares.


Financial Highlights

The Financial Highlights table is intended to help you understand the Institutional Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Institutional Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Institutional Money Market Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Investor and Select Shares of the Institutional Money Market Fund. The financial highlights for the four fiscal years ended October 31, 1999 and the six months ended October 31, 1995 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Institutional Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the fiscal year ended April 30, 1995 were audited by other auditors.


                                                                                                      Prior to
                                                                                                      Designation of
                                                          Select Shares                               Investor and
                                                                                                      Select Shares

                                  Year          Year        Year         Year         June 5,         Year
                                  Ended         Ended       Ended        Ended        1995 to         Ended
                                  Oct. 31,      Oct. 31,    Oct. 31,     Oct. 31,     Oct. 31,        Apr. 30,
                                  1999          1998        1997         1996(5)     1995(4)(6)    1995

Net Asset Value,
  Beginning of Period             $    1.000    $  1.000    $  1.000     $  1.000     $ 1.000         $ 1.000

Investment Activities
    Net investment income              0.046       0.051       0.051        0.050       0.012            0.500

Distributions
    Net investment income             (0.046)     (0.051)     (0.051)      (0.050)     (0.012)          (0.500)

Net Asset Value,
  End of Period                   $    1.000    $  1.000    $  1.000     $  1.000     $ 1.000         $  1.000

Total Return                            4.72%       5.22%       5.17%        5.16%       1.23%(2)        4.91%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)             $1,116,011    $572,033    $488,639     $373,090     $11,479         $449,814
Ratio of expenses to
  average net assets                    0.57%       0.56%       0.55%        0.52%       0.51%(3)        0.27%
Ratio of net investment income
  to average net assets                 4.63%       5.09%       5.06%        4.97%       5.33%(3)        4.91%
Ratio of expenses to
  average net assets(1)                0.71%       0.71%       0.75%        0.73%       1.00%(3)        0.51%
Ratio of net investment income
  to average net assets(1)             4.49%       4.94%       4.86%        4.77%       4.84%(3)        4.67%

(1) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2) Not annualized.

(3) Annualized.

(4) Effective June 5, 1995, the Victory Institutional Money Market Portfolio became the Institutional
     Money Market Fund, and the Fund designated the existing shares as Institutional Shares and commenced offering Service Shares.

(5) Effective March 1, 1996, the Fund redesignated Institutional Shares as Investor Shares and Service Shares
     as Select Shares.

(6) Period from commencement of operations.


                    This page is intentionally left blank.

                    This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND (800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
         P.O. Box 8527
         Boston, MA 02266-8527

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http://www.victoryfunds.com.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
(LOGO)(R)   Investment Company Act File Number 811-4852    VF-FIMMF-PRO (2/00)

Prospectus


Specialty Funds

LifeChoice Conservative Investor Fund
Class A Shares

LifeChoice Moderate Investor Fund
Class A Shares

LifeChoice Growth Investor Fund
Class A Shares


February 28, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Victory Funds
LOGO (R)

Call Victory at:
800-539-FUND
(800-539-3863)
or visit the Victory Funds' website at:
www.victoryfunds.com

The Victory Portfolios

Table of Contents

Risk/Return Summary for each of the LifeChoice Funds
An analysis which includes the investment objective,
principal strategies, principal risks, performance,
and expenses of each LifeChoice Fund
  Introduction                                                        1
  Investment Objective and Principal Investment Strategies            2
  Principal Risks                                                     4
  Investment Performance                                              5
  Fees and Expenses                                                   6

Investments                                                           7

Risk Factors                                                          9

Important Considerations                                             11

Share Price                                                          12

Dividends, Distributions, and Taxes                                  12

Investing with Victory                                               14
* How to Buy Shares                                                  15
* How to Exchange Shares                                             17
* How to Sell Shares                                                 18

Organization and Management of the LifeChoice Funds                  20

Additional Information                                               22

Financial Highlights                                                 23


Key to Financial Information

Objective and Strategies

The goals and the strategies that a LifeChoice Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a LifeChoice Fund.

Performance

A summary of the historical performance of a LifeChoice Fund in comparison to unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in a LifeChoice Fund, including ongoing expenses.


Shares of the LifeChoice Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the amount invested.

Introduction

Each Victory LifeChoice Fund is a "fund of funds," which means that it pursues its investment objective by allocating its investments among other mutual funds. The LifeChoice Funds are a part of The Victory Portfolios, an open-end investment management company. The LifeChoice Funds invest primarily in shares of other funds that are part of The Victory Portfolios, referred to as "Victory Funds." Each LifeChoice Fund also may invest a portion of its assets in shares of "Other Funds" that are not VIctory Funds. In this Prospectus, we will use the term "Underlying Portfolios" to refer to the Victory Funds and the Other Funds in which a LifeChoice Fund may invest.


Investment Strategy

The three LifeChoice Funds invest primarily in the Victory Funds representing different combinations of equity securities, fixed income and specialty securities, and cash reserves. Each of the Victory Funds has varying degrees of potential investment risk and reward. Generally, the LifeChoice Funds invest between 80% and 85% of their total assets at the time of purchase in shares of the Victory Funds. In addition, each LifeChoice Fund may invest up to 20% of its total assets in "Other Funds" to fulfill a particular investment niche.

Who May Want to Invest in the Funds

* Investors who are looking for an investment solution that may match their goal (investment objective), stage in life (current age or time horizon), and risk tolerance.

* Investors who would like a team of experienced investment professionals to select and maintain a portfolio of mutual funds for them.

* Investors who would like to spread their investment among 10-15 different mutual funds in one simple package.

* Investors who are seeking the benefits of asset allocation and multiple levels of risk reducing diversification.

Fees and Expenses

You will bear indirect expenses for investment advisory, administrative, custodian, and shareholder services. We summarize these expenses in the "Risk/Return Summary."


Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the LifeChoice Funds.


Please read this Prospectus before investing in the LifeChoice Funds and keep it for future reference.


The following pages provide you with an overview of each of the LifeChoice Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which LifeChoice Fund will suit your risk tolerance and investment needs.

Risk/Return Summary

THE LIFECHOICE FUNDS


LIFECHOICE CONSERVATIVE INVESTOR FUND
Cusip#: 926464561
VLCCX

LIFECHOICE MODERATE INVESTOR FUND
Cusip#: 926464553
VLCMX

LIFECHOICE GROWTH INVESTOR FUND
Cusip#: 926464546
VLCGX


Investment Objective

The Conservative Investor Fund seeks to provide current income combined with moderate growth of capital.

The Moderate Investor Fund seeks to provide growth of capital combined with a moderate level of current income.

The Growth Investor Fund seeks to provide growth of capital.

Principal Investment Strategies

The three LifeChoice Funds invest primarily in the Victory Funds representing different combinations of equity securities, fixed income and specialty securities, and cash reserves. Each of the Victory Funds has varying degrees of potential investment risk and reward. Generally, the LifeChoice Funds invest between 80% and 85% of their total assets at the time of purchase in shares of the Victory Funds.

In addition, each LifeChoice Fund may invest up to 20% of its total assets in "Other Funds" to fill a particular investment niche. The Adviser may select any mutual fund that it believes is appropriate, including, but not limited to, the funds listed below, based upon its analysis of the Other Fund's investment objective, policies, strategies, the quality of its management, and other factors it believes are important.

How the Adviser Allocates the LifeChoice Funds' Investments

KAM allocates each LifeChoice Fund's investments in particular mutual funds based on the investment objective of each Fund. Although some of the mutual funds do not share the investment objective of the LifeChoice Funds, the Adviser will select those funds based on various criteria. The Adviser analyzes the underlying mutual fund's investment objective, policies, and investment strategy and also evaluates the size, portfolio of securities, and management of each underlying mutual fund before investing.

Continuous Monitoring

The Adviser continuously monitors the allocation of the LifeChoice Funds and rebalances or reallocates its investments across the Underlying Portfolios depending on market conditions.


Conservative Investor Fund

Under normal market conditions, the Conservative Investor Fund allocates its assets as follows:

* 30%-50% of its assets in shares of mutual funds that invest in equity securities;

* 50%-70% of its assets in shares of mutual funds that invest in fixed income securities and specialty securities, that is, convertible securities and real estate investment trusts (REITs); and

*0%-15% of its assets in shares of money market funds.


Moderate Investor Fund

Under normal market conditions, the Moderate Investor Fund allocates its assets as follows:

* 50%-70% of its assets in shares of mutual funds that invest in equity securities;

* 30%-50% of its assets in shares of mutual funds that invest in fixed income and specialty securities; and

* 0%-15% of its assets in shares of money market funds.


Growth Investor Fund

Under normal market conditions, the Growth Investor Fund allocates its assets as follows:

* 70%-90% of its assets in shares of mutual funds that invest in equity securities;

* 10%-30% of its assets in shares of mutual funds that invest in fixed income and specialty securities; and

* 0%-15% of its assets in money market funds.

Allocation of Investments Among the Various Types of Mutual Funds

The tables below summarize the percentage range that each LifeChoice Fund may invest in each type of underlying mutual fund.


Equity Funds

Percentage of Conservative Investor Fund's Total Investments 30-50% Percentage of Moderate Investor Fund's Total Investments 50-70%
Percentage of Growth Investor Fund's Total Investments        70-90%

Underlying Portfolios Qualifying for Purchase

Victory Funds

Value Fund
Established Value Fund
Diversified Stock Fund
Growth Fund
Small Company Opportunity Fund
Special Value Fund
International Growth Fund

Other Funds*

INVESCO Dynamics Fund
Neuberger Berman Genesis Fund


Fixed Income and Specialty Funds

Percentage of Conservative Investor Fund's Total Investments 50-70% Percentage of Moderate Investor Fund's Total Investments 30-50%
Percentage of Growth Investor Fund's Total Investments        10-30%

Underlying Portfolios Qualifying for Purchase

Victory Funds

Real Estate Investment Fund
Convertible Securities Fund
Investment Quality Bond Fund
Intermediate Income Fund
Fund for Income
Limited Term Income Fund

Other Funds*

Loomis Sayles Bond Fund


Money Market Fund**

Percentage of Conservative Investor Fund's Total Investments 0-15% Percentage of Moderate Investor Fund's Total Investments 0-15%
Percentage of Growth Investor Fund's Total Investments        0-15%

Underlying Portfolios Qualifying for Purchase

Victory Funds

Financial Reserves Fund


*Total investments in Other Funds is expected to range between 15% and 20% of total investments of each of the LifeChoice Funds.

**Total investments in the Money Market Fund may temporarily exceed the 15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of variable fund purchases by each of the Funds.


For a brief description of each Underlying Portfolio, see the "Investments Section" of this Prospectus.

Principal Risks

You may lose money by investing in a LifeChoice Fund. Each LifeChoice Fund is subject to the following principal risks, more fully described in "Risk Factors." Each LifeChoice Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by a LifeChoice Fund, including securities of the Underlying Portfolios, declines.

  - Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

  - Value stocks fall out of favor relative to growth stocks.

* A company's earnings do not increase as expected.

* Interest rates rise.

* An issuer's credit quality is downgraded.

* A LifeChoice Fund or an Underlying Portfolio must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

* The price of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established.

An investment in a LifeChoice Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain risks are associated with the operation of a fund of funds:

* The LifeChoice Allocation Committee does not execute a LifeChoice Fund's principal investment strategies effectively, for example, by emphasizing investment in a market sector that underperforms others.

* KAM is subject to various conflicts of interest because of the fund of funds structure of the LifeChoice Funds. The Victory Board of Trustees has adopted policies to monitor those potential conflicts.

* Other Funds may follow some or all of the investment practices of the Victory Funds and/or may follow other investment practices. The LifeChoice Funds have little or no control over the investment activities of the Other Funds. There may be additional investment practices, not discussed in this Prospectus or in the Statement of Additional Information (SAI), that both the Victory Funds and Other Funds may engage in from time to time.

* The Funds may invest in mutual funds that concentrate, (that is, invest more than 25% of their total assets) in a single industry. Shares of these mutual funds may fluctuate in value more than shares of funds that do not concentrate their investments in a single industry.

* Some of the Other Funds may limit the ability of the LifeChoice Funds to sell their investments in those funds at certain times. In this case, the LifeChoice Funds' investment in those shares will be considered "illiquid" and subject to the overall limitation on investment in illiquid securities.

* From time to time, an Underlying Portfolio in which a LifeChoice Fund invests may choose to redeem the Fund's shares "in kind." That is, the Underlying Portfolio may give the LifeChoice Fund securities from its portfolio rather than the cash value of those securities. If the Adviser determines that it is in the best interests of shareholders, a LifeChoice Fund may keep those securities in its portfolio, even if the Fund could not otherwise purchase those securities.

Investment Performance

The bar charts and tables shown below give an indication of the risks of investing in each LifeChoice Fund by showing changes in its performance for various time periods ending December 31st. The bar charts, tables, and highest and lowest returns do not include the effect of a sales charge of 5.75%, which was in effect from March 1, 1999 through November 30, 1999. If the sales charge was reflected, returns would be less than those shown. The figures shown assume reinvestment of dividends and distributions.

Conservative Investor Fund

1997     12.71%
1998      6.46%
1999      7.62%

Moderate Investor Fund

1997     14.83%
1998      7.83%
1999     11.30%

Growth Investor Fund

1997     16.91%
1998      8.80%
1999     15.41%

Past performance does not indicate future results.

During the periods shown in the bar chart, each Fund's highest and lowest return for a quarter were as follows:


                           Highest                  Lowest

Conservative                7.41%                   -6.04%
Investor           (Quarter ending 6/30/97)   (Quarter ending 9/30/98)

Moderate                   11.92%                  -10.11%
Investor           (Quarter ending 12/31/98)  (Quarter ending 9/30/98)

Growth                     14.76%                  -12.62%
Investor           (Quarter ending 12/31/98)  (Quarter ending 9/30/98)


The table below shows how each LifeChoice Fund's average annual returns for one year and since inception compare to the returns of two broad-based securities market indices.


Average Annual Total Returns
(for the Periods ended                         Past           Since
December 31, 1999)                           One Year       Inception(1)

Conservative Investor Fund                     7.62%          8.90%
Moderate Investor Fund                        11.30%         11.28%
Growth Investor Fund                          15.41%         13.65%
S&P 500 Index(2),(4)                          21.04%         27.56%
Lehman Brothers Aggregate Bond Index(3),(4)   (0.82)%         5.73%

1 Reflects performance since each LifeChoice Fund's inception on 12/31/96.

2 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid to large-sized companies.

3 The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than one year), investment-grade fixed-income securities.

4 Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the LifeChoice Funds.


Shareholder Transaction            Conservative    Moderate    Growth
Expenses (paid directly            Investor        Investor    Investor
from your investment)(1)           Fund            Fund        Fund

Maximum Sales
Charge Imposed
on Purchases (as a                 NONE            NONE        NONE
percentage of offering price)

Maximum Deferred
Sales Charge
(as a percentage of the lower      NONE            NONE        NONE
of purchase or sale price)

Maximum Sales
Charge Imposed
on Reinvested                      NONE            NONE        NONE
Dividends

Redemption Fees                    NONE            NONE        NONE

Exchange Fees                      NONE            NONE        NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                    0.20%           0.20%       0.20%

Distribution (12b-1) Fees          0.00%           0.00%       0.00%

Other Expenses (includes a
shareholder servicing fee
of 0.25%)                          1.26%           0.51%       0.81%

Total Fund
Operating Expenses(2)              1.46%           0.71%       1.01%

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2 The Adviser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of each LifeChoice Fund will equal 0.20%. The Adviser may terminate these waivers/reimbursements at any time.


EXAMPLE: The following Example is designed to help you compare the cost of investing in each LifeChoice Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each LifeChoice Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each LifeChoice Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year   3 Years  5 Years  10 Years

Conservative Investor Fund     $149     $462     $797     $1,746
Moderate Investor Fund         $ 73     $227     $395     $  883
Growth Investor Fund           $103     $322     $558     $1,236

Total estimated expenses of the Conservative Investor Fund, the Moderate Investor Fund, and the Growth Investor Fund, including expenses of the Underlying Portfolios, are 1.28%, 1.34%, and 1.40%, respectively.


Expenses of the Underlying Portfolios

In addition to bearing the expenses incurred by the LifeChoice Funds, you will indirectly bear a proportionate share of the expenses of the Underlying Portfolios in which the LifeChoice Funds invest, including management fees, administration fees, and custodian fees. The Victory Board of Trustees has determined that the advisory fees that the LifeChoice Funds pay to the Adviser are for services that add to, rather than duplicate, services provided to the mutual funds by their service providers. Some of the Underlying Portfolios may incur distribution plan expenses in the form of "12b-1 fees."

Investments

Each LifeChoice Fund invests primarily in the Underlying Portfolios described below.

For cash management or for temporary defensive purposes in response to market conditions, each LifeChoice Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a LifeChoice Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which LifeChoice Funds can invest in certain types of securities, see the SAI.

The following is a summary of the investment objective and principal strategies of each of the Victory Funds in which the LifeChoice Funds may invest:


Funds that Invest Primarily in Equity Securities

Value Fund invests primarily in companies that have above average total return potential and are historically inexpensive.

Established Value Fund invests primarily in equity companies with market capitalizations of $2 billion or more.

Diversified Stock Fund invests primarily in large, established companies.

Growth Fund invests primarily in companies with superior prospects for long-term earnings growth and price appreciation.

Special Value Fund invests primarily in small and medium size companies with above average total return potential.

Small Company Opportunity Fund invests primarily in smaller companies (currently up to $2 billion in market capitalization) that show the potential for high earnings growth in relation to their price-earnings ratio.

International Growth Fund invests primarily in equity securities of foreign corporations, most of which will be denominated in foreign currencies.


Funds that Invest Primarily in Specialty Securities

Real Estate Investment Fund invests at least 80% of its total assets in real-estate related companies.

Convertible Securities Fund invests primarily in securities convertible into common stock, including bonds, notes, and preferred stock.

Funds that Invest Primarily in Fixed Income Securities

Investment Quality Bond Fund invests primarily in investment-grade corporate bonds and obligations of the U.S. government and its agencies or instrumentalities.

Intermediate Income Fund invests in debt securities issued by corporations and the U.S. government and its agencies and instrumentalities.

Fund for Income invests primarily in securities issued by the U.S. government and its agencies or instrumentalities.

Limited Term Income Fund invests in investment-grade, fixed income securities with a dollar-weighted average maturity of one to five years.


Funds that Invest in Money Market Securities

Financial Reserves Fund invests primarily in high-quality U.S. dollar denominated money market instruments.

As of February 28, 2000, one or more of the LifeChoice Funds invested in the following Other Funds:

INVESCO Dynamics Fund invests primarily in mid-size U.S. companies (market capitalization between $1 and $10 billion).

Neuberger Berman Genesis Fund invests primarily in companies with small market capitalizations (up to $1.5 billion) at the time of investment as small-cap companies.

Loomis Sayles Bond Fund invests primarily in fixed income securities. Up to 20% of its assets may be invested in preferred stocks.


LIMIT: The LifeChoice Funds, with other accounts managed by the Adviser and its affiliates, may not invest in more than 3% of the outstanding shares of any one Other Fund.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the LifeChoice Funds. Each LifeChoice Fund is subject to the following principal risks.

General Risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a LifeChoice Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that a LifeChoice Fund's Investment Committee may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in equity securities:

* Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing in foreign securities:

* Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of a LifeChoice Fund's securities.

* Foreign issuer risk. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments more volatile than U.S. investments.

Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a LifeChoice Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.


An investment in a LifeChoice Fund is not a complete investment program.


* Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by nationally recognized statistical rating organizations such as Standard & Poor's, Fitch IBCA International, or Moody's Investors Service.

Risks associated with investing in below-investment-grade securities:

* Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with investment-grade securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, less liquid, and more difficult to evaluate than investment-grade securities.

Risks associated with investing in mortgage-related securities:

* Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

* Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a LifeChoice Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risks associated with investing in real estate securities:

* Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While a LifeChoice
Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs(1) may be affected by changes in property value, while mortgage REITs(2) may be affected by credit quality and interest rates.

1 Equity REITs may own property, generate income from rental and lease payments, and offer the potential for growth from property appreciation and periodic capital gains from the sale of property.

2 Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan. Mortgage REITs are also subject to interest rate risk, described above.


* Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.

Important Considerations

What is a Fund of Funds?

A fund of funds is an investment company that pursues its investment objective by investing primarily in shares of other mutual funds. These mutual funds themselves invest in different combinations of equity securities, fixed income and specialty securities, or cash reserves.

What are the Benefits of Investing in a Fund of Funds?

There are thousands of mutual funds available for investment, with many different objectives, strategies, and policies. Choosing the right balance and mix of mutual funds to meet your needs can be difficult and time-consuming. The LifeChoice Funds offer an efficient and cost-effective alternative to achieving your long-term investment goals by providing access to three different, yet comprehensive, portfolio mixes. You simply select the LifeChoice Fund strategy that you think is right for your investment objective, time horizon, and level of risk tolerance. KAM manages the selection and allocation of underlying mutual funds consistent with the overall strategy for each Fund.


The following examples show some possible characteristics of each investor type and how the matching portfolio allocation might look. The allocation can change within each designated range based on market conditions and will vary over time.


Conservative Investor

Investment Objective: Income with a moderate level of growth
Current Age:                                 Time Horizon:
Late 50s through retirement       -OR-       At least 6 years
Risk Tolerance: Low to moderate

If you seek income but are also concerned about protecting the value of your investment and/or have a shorter time horizon and a lower tolerance for volatility, you might find the Conservative Investor Fund to be a suitable investment.

Equity                           40%
Money Market                      3%
Fixed Income/Specialty           57%

                              Ranges

Equity                        30-50%
Fixed Income/Specialty        50-70%
Money Market                   0-15%


Moderate Investor

Investment Objective: Growth with a moderate level of income
Current Age:                        Time Horizon:
Early 40s to late 50s      -OR-     At least 8 years
Risk Tolerance: Moderate to high

If you seek capital appreciation, with some income, have a longer time horizon and moderate tolerance for volatility, you might find the Moderate Investor Fund to be a suitable investment.

Equity                           60%
Money Market                      3%
Fixed Income/Specialty           37%

                              Ranges

Equity                        50-70%
Fixed Income/Specialty        30-50%
Money Market                   0-15%


Growth Investor

Investment Objective: Growth
Current Age:                     Time Horizon:
20s to early 40s       -OR-      At least 9 years
Risk Tolerance: High

If you seek potential for capital appreciation with a longer time horizon and a higher tolerance for volatility, you might find the Growth Investor Fund to be a suitable investment.

Equity                           80%
Money Market                      3%
Fixed Income/Specialty           17%

                              Ranges

Equity                        70-90%
Fixed Income/Specialty        10-30%
Money Market                   0-15%


You should consult with your Investment Professional to help determine your investment objectives and risk tolerance.

Share Price

Each LifeChoice Fund calculates its share price, called its "net asset value"
(NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

A LifeChoice Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares if an Underlying Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

The LifeChoice Funds value their investments based on market value. When market quotations are not readily available, the LifeChoice Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios.

Each LifeChoice Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares.

        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

You can find a LifeChoice Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a LifeChoice Fund reaches a specific number of shareholders or level of assets.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of LifeChoice Fund shares you own gives you the value of your investment.


Dividends, Distributions, and Taxes


Buying a Dividend. You should check a LifeChoice Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


As a shareholder, you are entitled to your share of net income and capital gains on the LifeChoice Funds' investments. The LifeChoice Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. A LifeChoice Fund will distribute short-term gains, as necessary, and if a LifeChoice Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a LifeChoice Fund.

Ordinarily, each LifeChoice Fund declares and pays dividends quarterly.


Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of your LifeChoice Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a LifeChoice Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, a LifeChoice Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your LifeChoice Fund account.


Important Information about Taxes

Each LifeChoice Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Ordinary dividends from a LifeChoice Fund are taxable as ordinary income; dividends from a LifeChoice Fund's long-term capital gains are taxable as long-term capital gain.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from a LifeChoice Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a LifeChoice Fund.

* An exchange of a LifeChoice Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a LifeChoice Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from each LifeChoice Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences ofan investment in a LifeChoice Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a LifeChoice Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.


All you need to do to get started is to fill out an application.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.


For historical expense information on Class A Shares, see the "Financial Highlights" at the end of this Prospectus.


Shareholder Servicing Plan

The LifeChoice Funds have adopted a Shareholder Servicing Plan. The shareholder servicing agent performs a number of services for its customers who are shareholders of the LifeChoice Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services, a LifeChoice Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The LifeChoice Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The LifeChoice Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the LifeChoice Funds, but these Funds do not pay expenses under this plan.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE~IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a LifeChoice Fund. If you buy shares directly from the LifeChoice Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Make your check payable to: The Victory Funds


Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call theTransfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

(insert account number, name, and
confirmation number assigned by the
Transfer Agent)

BY TELEPHONE

800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.


ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the LifeChoice Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the LifeChoice Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a LifeChoice Fund.

Retirement Plans

You can use the LifeChoice Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the LifeChoice Funds for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can sell shares of one fund of the Victory Portfolios to buy shares of the same class of any other. This is considered an exchange.

You can exchange shares of a LifeChoice Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a LifeChoice Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* If you own Class A Shares of a LifeChoice Fund, you may have to pay a sales charge if you exchange them for Class A Shares of another Victory
Fund; you pay the percentage point difference between that fund's sales charge and any sales charge you previously paid in connection with the shares you are exchanging.

* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

* An exchange of Fund shares constitutes a sale for tax purposes.


You can obtain a list of funds available for exchange by calling
800-539-FUND.

How to Sell Shares


There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing House
(ACH).

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

* A LifeChoice Fund may suspend your right to redeem your shares in the following circumstances:

  - During non-routine closings of the NYSE;

  - When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  - When the SEC orders a suspension to protect a Fund's shareholders.

* Each LifeChoice Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a LifeChoice Fund's net assets. Each LifeChoice Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the LifeChoice Funds

About Victory

Each LifeChoice Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the LifeChoice Funds.

The Investment Adviser and Sub-Administrator

Each LifeChoice Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the LifeChoice Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the LifeChoice Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 1999, KAM was paid advisory fees based on a percentage of the average daily net assets of each LifeChoice Fund as shown in the following table.

LifeChoice Conservative Investor Fund     0.10%
LifeChoice Moderate Investor Fund         0.10%
LifeChoice Growth Investor Fund           0.10%

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each LifeChoice Fund's average daily net assets to perform some of the administrative duties for the LifeChoice Funds.

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the LifeChoice Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

Portfolio Management

The LifeChoice Allocation Committee of KAM manages each Fund's investments. No one person is primarily responsible for making investment recommendations. The Committee is responsible for the selection of and allocation among the Underlying Portfolios. Each individual listed below, other than Anthony Aveni, has been a member of the Committee since the LifeChoice Funds' inception. Mr. Aveni has been a member of the Committee since January 1999.

Victory LifeChoice Funds -- Asset Allocation Committee

Anthony Aveni is the Chief Investment Officer and a Senior Managing Director with KAM and has been associated with KAM or an affiliate since 1981.

Christopher K. Dyer is a Managing Director with KAM and has been associated with KAM or an affiliate since 1985. As Managing Director of Retirement Product Development, Mr. Dyer is responsible for the product management of mutual funds distributed to the retirement market as well as the management of KeyCorp's retail retirement products.

Terry D. Taylor is a Director with KAM and has been associated with KAM or an affiliate since 1974. As a Director of Portfolio Analysis at KAM, Mr. Taylor is responsible for mutual fund evaluation and oversees the products used in several distribution channels.

              OPERATIONAL STRUCTURE OF THE LIFECHOICE FUNDS


                                TRUSTEES           ADVISER


                              SHAREHOLDERS


                       FINANCIAL SERVICES FIRMS AND
                      THEIR INVESTMENT PROFESSIONALS

               Advise current and prospective shareholders
                  on their LifeChoice Fund investments.


                      TRANSFER AGENT/SERVICING AGENT

                    State Street Bank and Trust Company
                    225 Franklin Street
                    Boston, MA 02110

                    Boston Financial Data Services
                    Two Heritage Drive
                    Quincy, MA 02171

          Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


ADMINISTRATOR, DISTRIBUTOR,
AND FUND ACCOUNTANT                    CUSTODIAN
                                       Key Trust Company of Ohio, N.A.
BISYS Fund Services                    127 Public Square
and its affiliates                     Cleveland, OH 44114
3435 Stelzer Road
Columbus, OH 43219                     Provides for safekeeping of the
                                       LifeChoice Funds' investments and
Markets the LifeChoice Funds,          cash, and settles trades made by the
distributes shares through             LifeChoice Funds.
Investment Professionals, and
calculates the value of shares.
As Administrator, handles the
day-to-day activities of
the Funds.


SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain
sub-administrative services.


The LifeChoice Funds are supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information


Some additional information you should know about the LifeChoice Funds.


Share Classes

The LifeChoice Funds currently offer only the class of shares described in this Prospectus. At some future date, the LifeChoice Funds may offer additional classes of shares.

Performance

The Victory Funds may advertise the performance of each LifeChoice Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each LifeChoice Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the LifeChoice Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the LifeChoice Funds will send only one copy of any shareholder reports, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the LifeChoice Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


If you would like to receive additional copies of any materials, please call the LifeChoice Funds at 800-539-FUND.

Financial Highlights

THE LIFECHOICE FUNDS

The Financial Highlights table is intended to help you understand each LifeChoice Fund's financial performance for the past three fiscal periods. Certain information shows the results of an investment in one share of a LifeChoice Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a LifeChoice Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the fiscal year ended October 31, 1999, the period from December 1, 1997 to October 31, 1998, and the period from December 31, 1996 to November 30, 1997 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the LifeChoice Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND.

                                LifeChoice                         LifeChoice                           LifeChoice
                               Conservative                         Moderate                             Growth
                               Investor Fund                      Investor Fund                       Investor Fund

                         Year     Period      Period       Year      Period       Period       Year      Period        Period
                         Ended    Ended       Ended        Ended     Ended        Ended        Ended     Ended         Ended
                         Oct. 31, Oct. 31,    Nov. 30,     Oct. 31,  Oct. 31,     Nov. 30,     Oct. 31,  Oct. 31,      Nov. 30,
                         1999     1998(3)    1997(2)     1999      1998(4)     1997(2)     1999      1998(5)      1997(2)

Net Asset
  Value,
  Beginning
  of Period              $10.72   $10.89      $10.00       $ 10.94   $ 11.19      $10.00       $ 11.08   $ 11.44       $10.00

Investment
Activities
  Net
    investment
    income                 0.45     0.37        0.31          0.30      0.24        0.20          0.16      0.13         0.11
  Net realized
    and
    unrealized
    gains
    (losses)
    from
    investments            0.41    (0.12)       0.84(8)      1.03     (0.14)       1.16          1.51     (0.07)        1.43

        Total
          from
          Investment
          Activities       0.86     0.25        1.15          1.33      0.10        1.36          1.67      0.06         1.54

Distributions
  Net
    investment
    income                (0.58)   (0.39)      (0.26)        (0.36)    (0.26)      (0.17)        (0.25)    (0.14)       (0.10)
  Net
    realized
    gains                 (0.22)   (0.03)         --         (0.25)    (0.09)         --         (0.31)    (0.28)          --

        Total
          Distributions   (0.80)   (0.42)      (0.26)        (0.61)    (0.35)      (0.17)        (0.56)    (0.42)       (0.10)

Net Asset Value,
  End of Period          $10.78   $10.72      $10.89       $ 11.66   $ 10.94      $11.19       $ 12.19   $ 11.08       $11.44

Total Return
  (excludes sales
  charges)                 8.24%    2.29%(6)  11.62%(6)    12.42%     0.90%(6)  13.64%(6)    15.33%     0.52%(6)   15.46%(6)

Ratios/Supplementary
  Data:
Net Assets at end
    of period (000)      $6,686   $7,633      $9,137       $22,798   $19,128      $7,728       $16,114   $12,018       $7,515
Ratio of expenses to
  average net assets       0.19%    0.23%(7)   0.29%(7)     0.20%     0.22%(7)   0.27%(7)     0.20%     0.23%(7)    0.30%(7)
Ratio of net investment
  income to average
  net assets               3.97%    3.72%(7)   3.41%(7)     2.53%     2.32%(7)   2.26%(7)     1.31%     1.19%(7)    0.81%(7)
Ratio of expenses to
  average net assets(1)   1.46%    1.50%(7)   5.18%(7)     0.71%     0.93%(7)   3.32%(7)     1.01%     1.16%(7)    3.67%(7)
Ratio of net investment
income to average
  net assets(1)           2.70%    2.45%(7)  (1.48)%(7)    2.02%     1.61%(7)   (.79)%(7)    0.50%     0.26%(7)   (2.56)%(7)
Portfolio turnover           57%      78%         19%           69%       42%         50%           52%       30%         106%


(1) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(2) For the period December 31, 1996 (commencement of operations) through November 30, 1997.

(3) Effective March 23, 1998, the KeyChoice Income & Growth Fund became the Victory LifeChoice Conservative Investor
     Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Income & Growth Fund.

(4) Effective March 23, 1998, the KeyChoice Moderate Growth Fund became the Victory LifeChoice Moderate Investor Fund.
     Financial highlights prior to March 23, 1998 represent the KeyChoice Moderate Growth Fund.

(5) Effective March 23, 1998, the KeyChoice Growth Fund became the Victory LifeChoice Growth Investor Fund. Financial
     highlights prior to March 23, 1998 represent the KeyChoice Growth Fund.

(6) Not annualized.

(7) Annualized.

(8) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.


This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND (800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http://www.victoryfunds.com.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO (R)    Investment Company Act File Number 811-4852     VF-VLCF-PRO (2/00)

Prospectus


Equity Fund

Lakefront Fund
Class A Shares


February 28, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Victory Funds
LOGO (R)

Call Victory at:
800-539-FUND
(800-539-3863)
or visit the Victory Funds' website at:
www.victoryfunds.com

The Victory Portfolios


Table of Contents

Risk/Return Summary of the Fund                                 2
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

Investments                                                     4

Risk Factors                                                    4

Share Price                                                     5

Dividends, Distributions, and Taxes                             5

Investing with Victory                                          7
* How to Buy Shares                                             9
* How to Exchange Shares                                       11
* How to Sell Shares                                           12

Organization and Management of the Fund                        14

Additional Information                                         16

Financial Highlights                                           17


Key to Financial Information

Objective and Strategies

The goals and the strategies that the Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in the Fund.

Performance

A summary of the historical performance of the Fund in comparison to unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in the Fund, including sales charges and ongoing expenses.


Shares of the Fund are:
* Not insured by the FDIC;
* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;
* Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary

LAKEFRONT FUND


CLASS A SHARES
Cusip#: 926464587
VLAKX


Investment Objective

The Fund seeks to provide long-term growth of capital and income.

Principal Investment Strategies

The Fund pursues its objective by investing primarily in a diversified group of equity securities of established companies which exemplify above average total return potential.

The Fund's investment sub-adviser, Lakefront Capital Investors, Inc., (Lakefront) seeks to invest in equity securities that it considers undervalued in relation to historical and projected earnings, cash flow and the value of the issuer's underlying assets. Specifically, Lakefront focuses on relative value investing within the universe of large capitalization stocks and maintains a risk averse orientation with a bias toward quality and capital preservation. Stock selection is a disciplined process emphasizing a long-term perspective and bottom-up approach to selecting individual issues. The identification process involves analyzing a universe of approximately 1,600 large capitalization stocks on the basis of a set of consistent financial criteria. The process then relies heavily on fundamental analysis which includes scrutinizing a company's capital structure and financial strength, industry of operation, competitive position, quality of management, and level of commitment to actualizing and enhancing shareholder value. In addition, the Fund considers a company's ability to effectively manage its human resources and its customer relationships. The Fund believes that the changing nature of the workforce and the customer as well as the ongoing globalization of the economy, requires that companies proactively develop employee and customer strategies designed to profit from these changes. The Fund's portfolio securities are usually listed on a nationally recognized exchange.

Key Asset Management, Inc. (KAM or the Adviser) is the investment adviser to the Fund and Lakefront is the sub-adviser to the Fund.

Under normal market conditions, the Fund:

* Will invest at least 80% of its total assets in equity securities or securities convertible into common stock.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Fund declines.

  - Value stocks fall out of favor relative to growth stocks.

* The portfolio manager does not execute the Fund's principal investment strategies effectively.

* A company's earnings do not increase as expected.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

The bar chart (and highest and lowest returns below) do not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

1998     13.39%
1999     13.87%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 22.90% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.44% (quarter ending September 30, 1998).

The table shows how the average annual total returns of the Fund for one year and since inception, including maximum sales charges, compare to those of two broad-based market indices.

Average Annual Total Returns                               Since
(for the Periods ended                 Past                Inception
December 31, 1999)                     One Year            (3/3/97)

Class A                                 7.29%              13.55%
S&P 500 Index(1),(2)                   21.04%              18.23%
S&P 500 Barra Value Index(2),(3)       12.72%              17.86%

1 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

2 Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

3 The Barra Value Index is an unmanaged index containing S&P 500 firms with lower price-to-book ratios.


Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)              Class A

Maximum Sales Charge
Imposed on Purchases                                  5.75%
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                      NONE(2)
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                               NONE

Redemption Fees                                       NONE

Exchange Fees                                         NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                       1.00%

Distribution (12b-1) Fees                             0.00%

Other Expenses
(includes a shareholder servicing fee of 0.25%)       5.79%

Total Fund Operating Expenses                         6.79%

Fee Waiver/Expense Reimbursement                     (5.29)%

Net Expenses                                          1.50%(3)

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2 Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.

3 The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the Fund's annual net operating expenses at a maximum of 1.50% until February 28, 2001 and then 2.00% until at least February 28, 2010.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Year    3 Years   5 Years   10 Years

Class A       $719      $1,121    $1,547    $2,731

1 This Example assumes that net annual operating expenses for the Fund will equal 1.50% until February 28, 2001 and then 2.00% until February 28, 2010.

Investments

Under normal market conditions, the Fund purchases equity securities, including common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

For a more complete description of the types of securities in which the Fund can invest, see the Statement of Additional Information (SAI).


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.


An investment in the Fund is not a complete investment program.


Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Fund.

The Fund is subject to the principal risks described below.

General Risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that the Fund's portfolio manager may implement the Fund's investment strategy in a way that does not produce the intended result.

Risk associated with investing in equity securities:

* Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Share Price

The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund values its investments based on market value. When market quotations are not readily available, the Fund values its investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares.

        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the Fund reaches a specific number of shareholders or level of assets.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.


Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


Dividends, Distribution, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. The Fund will distribute short-term gains as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund. Ordinarily, the Fund declares and pays dividends quarterly.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.


DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


Important Information about Taxes

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as long-term capital gain.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

* An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of the Fund.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.


All you need to do to get started is to fill out an application.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.


Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                       Sales Charge        Sales Charge
                                       as a % of           as a % of
Your Investment in the Fund            Offering Price      Your Investment

Up to $49,999                          5.75%               6.10%
$50,000 up to $99,999                  4.50%               4.71%
$100,000 up to $249,999                3.50%               3.63%
$250,000 up to $499,999                2.50%               2.56%
$500,000 up to $999,999                2.00%               2.04%
$1,000,000 and above*                  0.00%               0.00%

* Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.


Sales Charge Reductions and Waivers for Class A Shares

You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

For historical expense information on Class A Shares, see the "Financial Highlights" at the end of this Prospectus.


4. Waivers for certain investors:

a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

b. Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.

c. Investors who reinvest the proceeds from a liquidation distribution of Class A Shares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank N.A. and its affiliates, the Victory Group, or invested in a fund of the Victory Group.

d. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

e. Purchases of shares in connection with financial institution sponsored bundled omnibus retirement programs sponsored by financial institutions that have entered into agreements with the Fund's Distributor in connection with the operational requirements of such programs.

f. Participants in tax-deferred retirement plans who initially purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.

* Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.


Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of Class A shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plan

According to Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class A Shares of the Fund. The Fund does not pay expenses under this plan.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments in SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

If you buy shares directly from the Fund and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Make your check payable to: The Victory Funds


Keep the following addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

BY OVERNIGHT MAIL

Use the following address
ONLY for overnight packages.

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call theTransfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1
(insert account number, name, and confirmation number assigned by the Transfer Agent)

BY TELEPHONE

800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.


ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You can obtain a list of funds available for exchange by calling
800-539-FUND.


You can sell shares of one fund of the Victory Portfolios to buy shares of the same class of any other. This is considered an exchange.

You can exchange shares of the Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of the Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* If you acquire Class A Shares of the Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of the Fund as a result of an exchange from another fund of the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

* An exchange of Fund shares constitutes a sale for tax purposes.

* Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing House
(ACH).

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

* The Fund may suspend your right to redeem your shares in the following circumstances:

  - During non-routine closings of the NYSE;

  - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  - When the SEC orders a suspension to protect the Fund's shareholders.

* The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Fund

About Victory

The Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

The Investment Adviser and Sub-Administrator

The Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 1999, KAM was paid an advisory fee at an annual rate of 0.50% of the Fund's average daily net assets.

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to their shareholders. Each of these organizations is paid a fee for its services.


The Sub-Adviser

Lakefront serves as Sub-Adviser to the Fund. Lakefront, located at 127 Public Square, Cleveland, Ohio 44114, is a registered investment advisory firm that has been providing equity investment services to public and corporate pension funds since its founding in 1991.

Portfolio Management

Nathaniel E. Carter is the portfolio manager of the Fund, a position he has held since the Fund's inception in March 1997. He has been the President and Chief Investment Officer of Lakefront since 1991. Lakefront also manages institutional accounts for corporate and public pension funds.

The Fund is supervised by the Board of Trustees, which monitors the services provided to investors.


                     OPERATIONAL STRUCTURE OF THE FUND


                                 TRUSTEES             ADVISER


                               SHAREHOLDERS


                       FINANCIAL SERVICES FIRMS AND
                      THEIR INVESTMENT PROFESSIONALS

                      Advise current and prospective
                  shareholders on their Fund investments.


                      TRANSFER AGENT/SERVICING AGENT

                   State Street Bank and Trust Company
                   225 Franklin Street
                   Boston, MA 02110

                   Boston Financial Data Services
                   Two Heritage Drive
                   Quincy, MA 02171

            Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


ADMINISTRATOR, DISTRIBUTOR,
AND FUND ACCOUNTANT                          CUSTODIAN

BISYS Fund Services                          Key Trust Company of Ohio, N.A.
and its affiliates                           127 Public Square
3435 Stelzer Road                            Cleveland, OH 44114
Columbus, OH 43219
                                             Provides for safekeeping of the
Markets the Fund, distributes                Fund's investments and cash,
shares through Investment                    and settles trades made by
Professionals, and calculates the            the Fund.
value of shares. As Administrator,
handles the day-to-day activities
of the Fund.


SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain
sub-administrative services.

Some additional information you should know about the Fund.


Additional Information

Share Classes

The Fund currently offers only the class of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see "Investment Performance."

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any shareholder reports, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Fund at 800-539-FUND (800-539-3863).


If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.

Financial Highlights

LAKEFRONT FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past three years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the two fiscal years ended October 31, 1999 and the period from March 3, 1997 to October 31, 1997 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                            Year           Year           Mar. 3, 1997
                                            Ended          Ended          through
                                            Oct. 31,       Oct. 31,       Oct. 31,
                                            1999           1998           1997(2)

Net Asset Value, Beginning of Period        $11.52         $11.29         $10.00

Investment Activities
    Net investment income                     0.07           0.13           0.12
    Net realized and unrealized gains
      (losses) from investments               2.51           0.43           1.27

        Total from Investment Activities      2.58           0.56           1.39

Distributions
    Net investment income                    (0.08)         (0.14)         (0.10)
    Net realized gains                       (1.44)         (0.19)            --

        Total Distributions                  (1.52)         (0.33)         (0.10)

Net Asset Value, End of Period              $12.58         $11.52         $11.29

Total Return (excludes sales charges)        25.02%          5.05%         13.87%(3)

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $1,661         $1,123         $1,255
Ratio of expenses to average net assets       1.10%          0.32%          0.00%(4)
Ratio of net investment income
  to average net assets                       0.51%          1.14%          1.67%(4)
Ratio of expenses to average
  net assets(1)                               6.79%          6.45%          7.27%(4)
Ratio of net investment income
  to average net assets(1)                   (5.18)%        (4.99)%        (5.60)%(4)
Portfolio turnover                              23%            36%            36%


(1) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(2) Period from commencement of operations.

(3) Not annualized.

(4) Annualized.


The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Fund at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http://www.victoryfunds.com.


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


Victory Funds
LOGO (R)      Investment Company Act File Number 811-4852   VF-VLF-PRO (2/00)

Prospectus

February 28, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO (R)

Money Market Funds

U.S. Government
Obligations Fund
Investor and Select Shares

Prime Obligations Fund
Class A Shares

Financial Reserves Fund
Class A Shares

Tax-Free
Money Market Fund
Class A Shares

Ohio Municipal
Money Market Fund
Class A Shares

Call Victory at:
800-539-FUND
(800-539-3863)
or visit the Victory Funds' website at:
www.victoryfunds.com

The Victory Portfolios

Key to Financial Information

Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.

Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the amount invested.

Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                              Table of Contents

Introduction                                                           1

Risk/Return Summary for each of the Funds
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

  U.S. Government Obligations Fund
    Investor and Select Shares                                         2

  Prime Obligations Fund
    Class A                                                            4

  Financial Reserves Fund
    Class A                                                            6

  Tax-Free Money Market Fund
    Class A                                                            8

  Ohio Municipal Money Market Fund
    Class A                                                           10

Investments                                                           12

Risk Factors                                                          14

Share Price                                                           15

Dividends, Distributions, and Taxes                                   15

Investing with Victory                                                17

* How to Buy Shares                                                   18
* How to Exchange Shares                                              20
* How to Sell Shares                                                  21

Organization and Management of the Funds                              23

Additional Information                                                25

Financial Highlights
  U.S. Government Obligations Fund                                    26
  Prime Obligations Fund                                              27
  Financial Reserves Fund                                             28
  Tax-Free Money Market Fund                                          29
  Ohio Municipal Money Market Fund                                    30

Introduction

This Prospectus explains the objectives, policies, risks, performance, strategies, and expenses of the Shares of the Victory Funds described in this Prospectus (the Funds).

Investment Objective and Strategy

Each Fund seeks to provide current income consistent with liquidity and stability of principal. Each of the Funds pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. However, each of the Funds has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review each Fund's Risk/Return Summary and the "Investments" section for an overview.

Risk Factors

The following risk factors distinguish these Funds from other funds with different investment policies and strategies.

     * The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

     * A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.

Who May Want to Invest in the Funds

     *    Investors seeking relative safety and easy access to investments

     *    Investors with a low risk tolerance

     *    Investors seeking preservation of capital

     * Investors willing to accept lower potential returns in return for safety

     * Investors seeking the ability to convert their investment to cash quickly

Fees And Expenses

No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The U.S. Government Obligations Fund offers two classes of shares: Investor Shares and Select Shares. Each other Fund offers Class A Shares.

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.

The following pages provide you with separate overviews of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs. You also should review "Investments" for additional information about the individual securities in which the Funds can invest.

Risk/Return Summary

U.S. GOVERNMENT OBLIGATIONS FUND

INVESTOR SHARES
Cusip#: 926464611
VGOXX

SELECT SHARES
Cusip#: 926464207
SUGXX

Investment Objective

The U.S. Government Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.

Principal Investment Strategies

The U.S. Government Obligations Fund pursues its investment objective by investing only in short-term U.S. government securities backed by the full faith and credit of the U.S. Treasury, and repurchase agreements collateralized by these securities.

Under normal market conditions, the U.S. Government Obligations Fund primarily invests in:

     * U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government.

     * Repurchase agreements collateralized by obligations of the U.S. government..

Important Characteristics of the U.S. Government Obligations Fund's Investments:

     * Quality: The U.S. Government Obligations Fund invests only in obligations of the U.S. government. The Board of Trustees has established policies to ensure that the U.S. Government Obligations Fund invests in high quality, liquid instruments and repurchase agreements. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days. The U.S. Government Obligations Fund intends to maintain a weighted average maturity of 60 days or less.

Principal Risks

The U.S. Government Obligations Fund is subject to the following principal risks, more fully described in "Risk Factors." The U.S. Government Obligations Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     * The portfolio manager does not execute the U.S. Government Obligations Fund's principal investment strategies effectively.

     * The market value of floating or variable rate securities falls to such an extent that the U.S. Government Obligations Fund's share price declines below $1.00.

     * Rapidly rising interest rates cause securities held by the U.S. Government Obligations Fund to decline in value and cause the Fund's share price to decline below $1.00.

     * Interest rates decline, resulting in a lower yield for the U.S. Government Obligations Fund.

An investment in the U.S. Government Obligations Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Obligations Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the U.S. Government Obligations Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

The bar chart shows returns for the Select Class of the U.S. Government Obligations Fund.

1990     7.74%
1991     5.71%
1992     3.31%
1993     2.61%
1994     3.69%
1995     5.45%
1996     4.89%
1997     4.76%
1998     4.78%
1999     4.32%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.90% (quarter ending June 30, 1990) and the lowest return for a quarter was 0.64% (quarter ending June 30, 1993).

Average Annual Total Returns
(for the Periods ended              Past       Past      Past
December 31, 1999)                  One Year   5 Years   10 Years

Investor Class(1)                   4.59%      N/A       N/A

Select Class                        4.32%      4.84%     4.72%

1 The average annual total return since inception (January 8, 1997) was 4.83%.

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the U.S. Government Obligations Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the U.S. Government Obligations Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Obligations Fund.

Shareholder Transaction Expenses                              Investor Select
(paid directly from your investment)(1)                       Class    Class
Maximum Sales Charge

Imposed on Purchases                                          NONE     NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                              NONE     NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                       NONE     NONE

Redemption Fees                                               NONE     NONE

Exchange Fees                                                 NONE     NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                               0.35%    0.35%

Distribution (12b-1) Fees                                     0.00%    0.00%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to Select Class Shares)     0.17%    0.42%

Total Fund Operating Expenses                                 0.52%    0.77%

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the U.S. Government Obligations Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Obligations Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Government Obligations Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year   3 Years   5 Years   10 Years

Investor Class    $53      $167      $291      $653

Select Class      $79      $246      $428      $954

Risk/Return Summary

PRIME OBLIGATIONS FUND

CLASS A SHARES
Cusip#: 926464108
SPOXX

Investment Objective

The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.

Principal Investment Strategies

The Prime Obligations Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Under normal market conditions, the Prime Obligations Fund invests in:

     * Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

     * Short-term corporate obligations, such as commercial paper, notes, and bonds.

     *    Repurchase agreements.

     * Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

     *    U.S. Treasury obligations and obligations of U.S.
          government-sponsored agencies.

     *    When-issued or delayed-delivery securities.

     *    Eurodollar debt obligations.

Important Characteristics of the Prime Obligations Fund's Investments:

     * Quality: The Prime Obligations Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,(+) or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Prime Obligations Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

     * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

+ An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch IBCA International (Fitch IBCA), or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Principal Risks

The Prime Obligations Fund is subject to the following principal risks, more fully described in "Risk Factors." The Prime Obligations Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     * The portfolio manager does not execute the Prime Obligations Fund's principal investment strategies effectively.

     *    An issuer defaults on its obligation.

     * An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

     * The market value of floating or variable rate securities falls to such an extent that the Prime Obligations Fund's share price declines below $1.00.

     * Rapidly rising interest rates cause securities held by the Prime Obligations Fund to decline in value and cause the Fund's share price to decline below $1.00.

     * Interest rates decline, resulting in a lower yield for the Prime Obligations Fund.

     * Adverse events affecting the banking industry cause the value of the Prime Obligations Fund's investments to decline.

An investment in the Prime Obligations Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Prime Obligations Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Prime Obligations Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

1990     7.96%
1991     5.84%
1992     3.47%
1993     3.04%
1994     3.89%
1995     5.31%
1996     4.71%
1997     4.93%
1998     4.94%
1999     4.59%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.95% (quarter ending June 30, 1990) and the lowest return for a quarter was 0.74% (quarter ending March 31, 1993).

Average Annual Total Returns
(for the Periods ended        Past       Past      Past
December 31, 1999)            One Year   5 Years   10 Years

Class A                       4.59%      4.89%     4.86%

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Prime Obligations Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Prime Obligations Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Prime Obligations Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)                  Class A

Maximum Sales Charge
Imposed on Purchases                                      NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of purchase or sale price)  NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                   NONE

Redemption Fees                                           NONE

Exchange Fees                                             NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                           0.35%

Distribution (12b-1) Fees                                 0.00%

Other Expenses
(includes a shareholder servicing fee of 0.25%)           0.44%

Total Fund Operating Expenses                             0.79%

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Prime Obligations Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Prime Obligations Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Obligations Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year   3 Years   5 Years  10 Years

Class A    $81      $252      $439     $978

Risk/Return Summary

FINANCIAL RESERVES FUND

CLASS A SHARES
Cusip#: 926464678
FNRXX

Investment Objective

The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

The Financial Reserves Fund pursues its investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.

Under normal market conditions, the Financial Reserves Fund invests in:

     * Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

     * Short-term corporate obligations, such as commercial paper, notes, and bonds.

     *    Repurchase agreements.

     * Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

     *    U.S. Treasury obligations and obligations of U.S.
          government-sponsored agencies.

     *    When-issued or delayed-delivery securities.

     *    Eurodollar debt obligations.

Important Characteristics of the Financial Reserves Fund's Investments:

     * Quality: The Financial Reserves Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs, or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Financial Reserves Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

     * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

The Financial Reserves Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates.

Principal Risks

The Financial Reserves Fund is subject to the following principal risks, more fully described in "Risk Factors." The Financial Reserves Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     * The portfolio manager does not execute the Financial Reserves Fund's principal investment strategies effectively.

     *    An issuer defaults on its obligation.

     * An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

     * The market value of floating or variable rate securities falls to such an extent that the Financial Reserves Fund's share price declines below $1.00.

     * Rapidly rising interest rates cause securities held by the Financial Reserves Fund to decline in value and cause the Fund's share price to decline below $1.00.

     * Interest rates decline, resulting in a lower yield for the Financial Reserves Fund.

     * Adverse events affecting the banking industry cause the value of the Financial Reserves Fund's investments to decline.

An investment in the Financial Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Financial Reserves Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Financial Reserves Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

1990     7.72%
1991     5.63%
1992     3.38%
1993     2.78%
1994     3.95%
1995     5.54%
1996     4.93%
1997     5.09%
1998     5.05%
1999     4.69%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.91% (quarter ending March 31, 1990) and the lowest return for a quarter was 0.67% (quarter ending June 30, 1993).

Average Annual Total Returns
(for the Periods ended        Past       Past      Past
December 31, 1999)            One Year   5 Years   10 Years

Class A                       4.69%      5.06%     4.87%

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Financial Reserves Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Financial Reserves Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Financial Reserves Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)                       Class A
Maximum Sales Charge

Imposed on Purchases                                          NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of purchase or sale price)      NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                       NONE

Redemption Fees                                               NONE

Exchange Fees                                                 NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                               0.50%

Distribution (12b-1) Fees                                     0.00%

Other Expenses                                                0.18%

Total Fund Operating Expenses                                 0.68%

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Financial Reserves Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Financial Reserves Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Financial Reserves Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year   3 Years   5 Years   10 Years

Class A  $69      $218      $379      $847

Risk/Return Summary

TAX-FREE MONEY MARKET FUND

CLASS A SHARES
Cusip#: 926464306
STOXX

Investment Objective

The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal.

Principal Investment Strategies

The Tax-Free Money Market Fund pursues its investment objective by investing at least 80% of its total assets in short-term, high-quality municipal securities issued by or on behalf of U.S. states, territories, and possessions. The interest income on these securities is exempt from federal regular income tax and alternative minimum tax.

Under normal market conditions, the Tax-Free Money Market Fund invests in:

     * Short-term municipal obligations such as commercial paper, notes, and bonds.

     *    Tax, revenue, and bond anticipation notes.

     * Variable rate demand notes and municipal bonds, and participation interests in any of these obligations.

Important Characteristics of the Tax-Free Money Market Fund's Investments:

     * Quality: The Tax-Free Money Market Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Tax-Free Money Market Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

     * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

Principal Risks

The Tax-Free Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Tax-Free Money Market Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     * The portfolio manager does not execute the Tax-Free Money Market Fund's principal investment strategies effectively.

     *    A municipality or instrumentality defaults on its obligation.

     * The market value of floating or variable rate securities falls to such an extent that the Tax-Free Money Market Fund's share price declines below $1.00.

     * Rapidly rising interest rates cause securities held by the Tax-Free Money Market Fund to decline in value and cause the Fund's share price to decline below $1.00.

     * Interest rates decline, resulting in a lower yield for the Tax-Free Money Market Fund.

     * Adverse events affecting the banking industry cause the value of the Tax-Free Money Market Fund's investments to decline.

     * Political, economic, business or regulatory events occur in a city or state causing the value of that municipality's securities to decline.

An investment in the Tax-Free Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Free Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Tax-Free Money Market Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

1990     5.46%
1991     4.14%
1992     2.51%
1993     2.00%
1994     2.37%
1995     3.48%
1996     2.96%
1997     3.09%
1998     2.84%
1999     2.63%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.38% (quarter ending December 31, 1990) and the lowest return for a quarter was 0.45% (quarter ending March 31, 1994).

Average Annual Total Returns
(for the Periods ended         Past       Past      Past
December 31, 1999)             One Year   5 Years   10 Years

Class A                        2.63%      3.00%     3.14%

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Tax-Free Money Market Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Tax-Free Money Market Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Tax-Free Money Market Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)                        Class A

Maximum Sales Charge
Imposed on Purchases                                           NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of purchase or sale price)       NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                        NONE

Redemption Fees                                                NONE

Exchange Fees                                                  NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                                0.35%

Distribution (12b-1) Fees                                      0.00%

Other Expenses
(includes a shareholder servicing fee of 0.25%)                0.44%

Total Fund Operating Expenses                                  0.79%

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Tax-Free Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Tax-Free Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Tax-Free Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year   3 Years   5 Years   10 Years

Class A    $81      $252      $439      $978

Risk/Return Summary

OHIO MUNICIPAL
MONEY MARKET FUND

CLASS A SHARES
Cusip#: 926464769
AOHXX

Investment Objective

The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Principal Investment Strategies

The Ohio Municipal Money Market Fund pursues its investment objective by investing at least 80% of its total assets in short-term municipal securities. The interest income on these securities is exempt from federal regular income tax. Federal regular income tax does not include the individual or corporate federal alternative minimum tax. The Ohio Municipal Money Market Fund expects to invest at least 65% of its total assets in debt securities that pay interest which is also exempt from Ohio state income tax.

Under normal market conditions, the Ohio Municipal Money Market Fund invests in:

     * Short-term municipal obligations, such as commercial paper, notes, and bonds.

     *    Tax, revenue, and bond anticipation notes.

     * Variable rate demand notes, municipal bonds, and participation interests in any of the above obligations.

Important Characteristics of the Ohio Municipal Money Market Fund's Investments:

     * Quality: The Ohio Municipal Money Market Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs, in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Ohio Municipal Money Market Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

     * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

Principal Risks

The Ohio Municipal Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Ohio Municipal Money Market Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     * The portfolio manager does not execute the Ohio Municipal Money Market Fund's principal investment strategies effectively.

     *    A municipality or instrumentality defaults on its obligation.

     * The market value of floating or variable rate securities falls to such an extent that the Ohio Municipal Money Market Fund's share price declines below $1.00.

     * Rapidly rising interest rates cause securities held by the Ohio Municipal Money Market Fund to decline in value and cause the Fund's share price to decline below $1.00.

     * Interest rates decline, resulting in a lower yield for the Ohio Municipal Money Market Fund.

     *    There is a significant decline in the value of an investment.

     * Adverse events affecting the banking industry cause the value of the Ohio Municipal Money Market Fund's investments to decline.

     * Political, economic, business or regulatory events occur in Ohio causing the value of Ohio municipal securities to decline. The Ohio Municipal Money Market Fund could be more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio securities.

An investment in the Ohio Municipal Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Ohio Municipal Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Ohio Municipal Money Market Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

1990     5.33%
1991     4.06%
1992     2.60%
1993     1.99%
1994     2.42%
1995     3.47%
1996     3.00%
1997     3.04%
1998     2.85%
1999     2.56%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.35% (quarter ending December 31, 1990) and the lowest return for a quarter was 0.46% (quarter ending March 31, 1994).

Average Annual Total Returns
(for the Periods ended        Past      Past     Past
December 31, 1999)            One Year  5 Years  10 Years

Class A                       2.56%     2.99%    3.13%

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Ohio Municipal Money Market Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Ohio Municipal Money Market Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Ohio Municipal Money Market Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)                        Class A

Maximum Sales Charge
Imposed on Purchases                                           NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of purchase or sale price)       NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                        NONE

Redemption Fees                                                NONE

Exchange Fees                                                  NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                                0.50%

Distribution (12b-1) Fees                                      0.00%

Other Expenses
(includes a shareholder servicing fee of 0.25%)                0.43%

Total Fund Operating Expenses                                  0.93%(2)

1 You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2 The Adviser may waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of the Fund do not exceed 0.85%. The Adviser may terminate this waiver/reimbursement at any time to the extent allowed by law.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Ohio Municipal Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Ohio Municipal Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Ohio Municipal Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year   3 Years   5 Years   10 Years

Class A    $95      $296      $515      $1,143

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. All Funds will not buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

The Funds may invest in the following types of securities:

Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.

Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.

U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality.

Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

     * U.S. Government. Issued or guaranteed by the U.S. government or its agencies and instrumentalities;(+)

     *    Non-U.S. Government. Secured by non-government entities.

Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.

+ Obligations of entities such as the Government National Mortgage
  Association are backed by the full faith and credit of the U.S. Treasury. Others, such as the Federal National Mortgage Association are supported by the right of the issuer to borrow from the U.S. Treasury. Still others, such as the Federal Farm Credit Bank, Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and Federal Agricultural Mortgage Corporation are supported only by the credit of the federal instrumentality.

U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as the Student Loan Marketing Association, Federal Farm Credit Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, and the Federal Agricultural Mortgage Corporation are supported only by the credit of the federal instrumentality.

When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

Repurchase Agreements.

An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.

+ Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost.

Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

+ Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in a Fund is not a complete investment program.

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

This table summarizes the principal risks, described in the following pages, to which the Funds are subject.

                     U.S.                                                 Ohio
                     Government    Prime        Financial   Tax-Free      Municipal
                     Obligations   Obligations  Reserves    Money Market  Money Market
                     Fund          Fund         Fund        Fund          Fund

Manager risk,
income risk,
adjustable rate      x             x            x           x             x
security risk, and
credit risk

Tax-exempt
status risk                                                 x             x

Concentration risk                                                        x


General Risks:

     * Manager risk is the risk that a Fund's portfolio manager may implement the Fund's investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

     * Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.

     * Adjustable rate security risk. The market price of an adjustable rate security may, upon readjustment, fall below its cost.

     * Credit risk is the risk that the issuer of a debt security will fail to pay interest or principal in a timely manner. Credit risk is measured by NRSROs such as S&P, Fitch IBCA, or Moody's.

Risks associated with investing in municipal debt securities:

     * Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

Risks associated with investing in the securities of a single state:

     * Concentration risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in the Ohio Municipal Money Market Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security could also affect other securities within that particular segment of the bond market.

Share Price

The Ohio Municipal Money Market Fund normally calculates its share price, called its "net asset value" (NAV), each business day at 12:00 p.m. Eastern Time. Each other Fund normally calculates its NAV each business day at 2:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. ("NYSE") are open. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

Each Fund's performance can be found once a week in The Wall Street Journal and other newspapers.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

Please check with your Investment Professional to find out if the following options are available to you.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Important Information about Taxes

The Funds pay no federal income tax on the earnings and capital gains they distribute to shareholders.

     * Ordinary dividends from a Fund are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

     * Certain dividends from the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund will be "exempt-interest dividends," which generally are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

     * Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     * Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

     * An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

     * Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     * Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

     * Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     * You should review the more detailed discussion of federal income tax considerations in the SAI.

INVESTING WITH VICTORY

All you need to do to get started is to fill out an application.

For historical expense information, see the financial highlights at the end of this Prospectus.

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Shareholder Servicing Plan

The following Funds have adopted a Shareholder Servicing Plan:

     *    U.S. Government Obligations Fund, Select Shares

     *    Prime Obligations Fund, Class A Shares

     *    Tax-Free Money Market Fund, Class A Shares

     *    Ohio Municipal Money Market Fund, Class A Shares

The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services, each such Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. These Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. These Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan

According to Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Financial Reserves Fund, the Ohio Municipal Money Market Fund, and the Investor Shares of the U.S. Government Obligations Fund. These Funds do not pay expenses under this plan.

How to Buy Shares

When you buy shares of a Fund, your cost will normally be $1.00 per share.

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account for Class A Shares of a Fund is $500 ($100 for IRAs), with additional investments of at least $25. There is no minimum investment required to open an account or for aditional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from a Fund and your investment is received and accepted by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Ohio Municipal Money Market Fund), your purchase will be processed the same day.

The Financial Reserves Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates. The U.S. Government Obligations Fund offers Investor Shares and Select Shares. Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of the Fund.

Make your check payable to: The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

Tax-Free Money Market Fund
Ohio Municipal Money Market Fund

U.S. Government Obligations Fund
Prime Obligations Fund
Financial Reserves Fund

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202
Phone: 800-539-FUND

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
Phone: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds.

The Victory Funds
c/o Gradison McDonald
ABA #042000013

Tax-Free Money Market Fund
For Credit to DDA
Account #8355083

Ohio Municipal Money Market Fund
For Credit to DDA
Account #8058364

(insert account number and name)

The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

(insert account number, name, and confirmation number assigned by the Transfer Agent)

BY TELEPHONE

800-539-FUND (800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Automatic and Systematic Investment Plan

To enroll in the Automatic or Systematic Investment Plan, you should complete a separate Automatic Investment Plan Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.

Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation. Generally, Funds that pay tax-free dividends are not appropriate investments for retirement accounts.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling
800-539-FUND.

You may exchange shares of one Victory fund for shares of the same class of any other. If your request is received and accepted by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Ohio Municipal Money Market Fund), your exchange will be processed the same day.

You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. A Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

*    An exchange of Fund shares constitutes a sale for tax purposes.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your request is received in good order by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Ohio Municipal Money Market Fund), your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

*    Mail a check to the address of record;

*    Wire funds to a domestic financial institution;

*    Mail a check to a previously designated alternate address; or

*    Electronically transfer your redemption via the Automated Clearing House
     (ACH).

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

*    Redemptions over $10,000;

*    Your account registration has changed within the last 15 days;

*    The check is not being mailed to the address on your account;

*    The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

*    The check or wire is being sent to a different bank account.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Ohio Municipal Money Market
Fund), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Ohio Municipal Money Market Fund). It will be transferred by ACH as long as the transfer is to a domestic bank.

CHECK WRITING

Shareholders of the following Funds may withdraw funds by writing a check for $100.00 or more:

*    U.S. Government Obligations Fund

*    Prime Obligations Fund

*    Tax-Free Money Market Fund

*    Ohio Municipal Money Market Fund

In order to activate the check writing option on your account, you must sign a signature card. After your completed signature card is received, an initial supply of checks will be mailed to you in about three weeks. There is no charge for checks; however, you will be charged for stopping payment of a check or for insufficient funds. You may not close your account by writing a check. You should call the Fund for a complete redemption. Please call 800-539-FUND to request a signature card.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

     * Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

     * If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

     * A Fund may suspend your right to redeem your shares in the following circumstances:

     -    During non-routine closings of the NYSE;

     - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

     - When the SEC orders a suspension to protect the Fund's shareholders.

     * Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

About Victory

Each Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

During the fiscal year ended October 31, 1999, KAM was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

U.S. Government Obligations Fund    0.35%

Prime Obligations Fund              0.35%

Financial Reserves Fund             0.50%

Tax-Free Money Market Fund          0.35%

Ohio Municipal Money Market Fund    0.39%

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

                      OPERATIONAL STRUCTURE OF THE FUNDS

                                   TRUSTEES         ADVISER

                                 SHAREHOLDERS

         FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

    Advise current and prospective shareholders on their Fund investments.

                       TRANSFER AGENT/SERVICING AGENT

                     State Street Bank and Trust Company
                     225 Franklin Street
                     Boston, MA 02110

                     Boston Financial Data Services
                     Two Heritage Drive
                     Quincy, MA 02171

             Handles services such as record-keeping, statements,
            processing of buy and sell requests, distribution of
              dividends, and servicing of shareholder accounts.


ADMINISTRATOR, DISTRIBUTOR,
AND FUND ACCOUNTANT                      CUSTODIAN

BISYS Fund Services
and its affiliates
3435 Stelzer Road                        Key Trust Company of Ohio, N.A.
Columbus, OH 43219                       127 Public Square
                                         Cleveland, OH 44114
Markets the Funds, distributes
shares through Investment                Provides for safekeeping of the
Professionals, and calculates            Funds' investments and cash, and
the value of shares. As                  settles trades made by the Funds.
Administrator, handles the
day-to-day activities of the Funds.

SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain
sub-administrative services.

Additional Information

Some additional information you should know about the Funds.

Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund will send only one copy of any shareholder reports, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).

If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights

U.S. GOVERNMENT OBLIGATIONS FUND

The Financial Highlights table is intended to help you understand the U. S. Government Obligations Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the U.S. Government Obligations Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the U. S. Government Obligations Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Investor and Select Shares of the U.S. Government Obligations Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the U.S. Government Obligations Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                                                                                             Prior to Designation
                                            Investor                                Select                   of Investor
                                            Shares                                  Shares                   and Select Shares
                                 Year       Year       Year           Year         Year         Year         Year         Year
                                 Ended      Ended      Ended          Ended        Ended        Ended        Ended        Ended
                                 Oct. 31,   Oct. 31,   Oct. 31,       Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
                                 1999       1998       1997(2)       1999         1998         1997(2)     1996         1995(3)

Net Asset Value,
  Beginning of Period            $  1.000   $  1.000   $  1.000       $    1.000   $    1.000   $    1.000   $    1.000   $  1.000

Investment Activities
    Net investment income           0.044      0.050      0.041            0.042        0.048        0.047        0.049      0.052

Distributions
    Net investment income          (0.044)    (0.050)    (0.041)          (0.042)      (0.048)      (0.047)      (0.049)    (0.052)

Net Asset Value, End of Period   $  1.000   $  1.000   $  1.000       $    1.000   $    1.000   $    1.000   $    1.000   $  1.000

Total Return                         4.54%     5.12%       4.19%(4)        4.27%        4.86%        4.75%        4.96%      5.38%

Ratios/Supplemental Data:
Net Assets, End of Period (000)  $386,264   $571,104   $456,133       $1,813,458   $1,601,920   $1,235,475   $1,357,817   $964,929
Ratio of expenses to
  average net assets                 0.52%      0.52%      0.56%(5)        0.77%        0.77%        0.74%        0.61%      0.58%
Ratio of net investment income
  to average net assets              4.44%      5.03%      4.95%(5)        4.19%        4.78%        4.75%        4.84%      5.28%
Ratio of expenses to
  average net assets(1)                   (6)        (6)        (6)             (6)          (6)          (6)          (6)   0.60%
Ratio of net investment income
  to average net assets(1)                (6)        (6)        (6)             (6)         (6)           (6)          (6)   5.26%


(1) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2) Effective January 8, 1997, the Fund designated the existing shares as Select Shares and commenced offering Investor Shares.

(3) Effective June 5, 1995, the Victory U.S. Treasury Money Market Portfolio merged into the U.S.
     Government Obligations Fund. Financial highlights for the periods prior to June 5, 1995 represent the U.S. Government Obligations Fund.

(4) Not annualized.

(5) Annualized.

(6) There were no voluntary fee reductions during the period.


Financial Highlights

PRIME OBLIGATIONS FUND

The Financial Highlights table is intended to help you understand the Prime Obligations Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Prime Obligations Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Prime Obligations Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Prime Obligations Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Prime Obligations Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                    Year           Year          Year        Year        Year
                                    Ended          Ended         Ended       Ended       Ended
                                    Oct. 31,       Oct. 31,      Oct. 31,    Oct. 31,    Oct. 31,
                                    1999           1998          1997        1996        1995

Net Asset Value,
  Beginning of Period               $    1.000     $    1.000    $  1.000    $  1.000    $  1.000

Investment Activities
    Net investment income                0.044          0.049       0.048       0.047       0.051

Distributions
    Net investment income               (0.044)        (0.049)     (0.048)     (0.047)     (0.051)

Net Asset Value,
  End of Period                     $    1.000     $    1.000    $  1.000    $  1.000    $  1.000

Total Return                              4.52%          4.98%       4.89%       4.81%       5.26%

Ratios/Supplemental Data:
Net Assets, End of Period (000)     $2,060,039     $1,378,713    $736,449    $496,019    $456,266
Ratio of expenses to
  average net assets                      0.79%          0.80%       0.85%       0.87%       0.74%
Ratio of net investment income
  to average net assets                   4.43%          4.89%       4.79%       4.72%       5.09%


Financial Highlights

FINANCIAL RESERVES FUND

The Financial Highlights table is intended to help you understand the Financial Reserves Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Financial Reserves Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Financial Reserves Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Financial Reserves Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Financial Reserves Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                    Year         Year         Year         Year         Period
                                    Ended        Ended        Ended        Ended        Ended
                                    Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
                                    1999         1998         1997         1996         1995(2)

Net Asset Value,
  Beginning of Period               $  1.000     $  1.000     $  1.000     $  1.000     $  1.000

Investment Activities
    Net investment income              0.045        0.050        0.049        0.049        0.054

Distributions
    Net investment income             (0.045)      (0.050)      (0.049)      (0.049)      (0.054)

Net Asset Value, End of Period      $  1.000     $  1.000     $  1.000     $  1.000     $  1.000

Total Return                            4.62%        5.10%        5.04%        5.00%        5.50%

Ratios/Supplemental Data:
Net Assets, End of Period (000)     $818,452     $785,520     $800,642     $767,990     $762,870
Ratio of expenses to
  average net assets                    0.68%        0.67%        0.67%        0.67%        0.60%
Ratio of net investment income
  to average net assets                 4.52%        5.01%        4.94%        4.89%        5.40%
Ratio of expenses to
  average net assets(1)                (3)         0.68%        0.71%        0.75%        0.76%
Ratio of net investment income
  to average net assets(1)             (3)         5.00%        4.90%        4.81%        5.24%


(1) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2) Effective June 5, 1995, the Victory Financial Reserves Portfolio became the Financial
     Reserves Fund.

(3) There were no voluntary fee reductions during the period.


Financial Highlights

TAX-FREE MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Tax-Free Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Tax-Free Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Tax-Free Money Market Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Tax-Free Money Market Fund. The financial highlights for the five fiscal years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Tax-Free Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                        Year         Year         Year         Year         Year
                                        Ended        Ended        Ended        Ended        Ended
                                        Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
                                        1999         1998         1997         1996         1995

Net Asset Value, Beginning of Period    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000

Investment Activities
    Net investment income                  0.025        0.029        0.030        0.030        0.034

Distributions
    Net investment income                 (0.025)      (0.029)      (0.030)      (0.030)      (0.034)

Net Asset Value, End of Period          $  1.000     $  1.000     $  1.000     $  1.000     $  1.000

Total Return                                2.55%        2.91%        3.07%        3.04%        3.42%

Ratios/Supplemental Data:
Net Assets, End of Period (000)         $697,633     $465,528     $412,224     $344,796     $307,726
Ratio of expenses to
  average net assets                        0.79%        0.80%        0.73%        0.78%        0.61%
Ratio of net investment income
  to average net assets                     2.51%        2.88%        3.03%        2.97%        3.36%
Ratio of expenses to
  average net assets(1)                    (2)         0.80%        0.74%        0.80%        0.62%
Ratio of net investment income
  to average net assets(1)                 (2)         2.88%        3.02%        2.95%        3.35%


(1) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2) There were no voluntary fee reductions during the period.


Financial Highlights

OHIO MUNICIPAL
MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Ohio Municipal Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Ohio Municipal Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Ohio Municipal Money Market Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Ohio Municipal Money Market Fund. The financial highlights for the four fiscal years ended October 31, 1999, the two months ended October 31, 1995, and the fiscal year ended August 31, 1995 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Ohio Municipal Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                  Year       Year       Year       Year       Two Months      Year
                                  Ended      Ended      Ended      Ended      Ended           Ended
                                  Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,        Aug. 31,
                                  1999       1998       1997       1996       1995            1995(2)

Net Asset Value,
  Beginning of Period             $  1.000   $  1.000   $  1.000   $  1.000   $  1.000        $  1.000

Investment Activities
    Net investment income            0.025      0.029      0.030      0.030      0.006           0.033

Distributions
    Net investment income           (0.025)    (0.029)    (0.030)    (0.030)    (0.006)         (0.033)

Net Asset Value,
  End of Period                   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000        $  1.000

Total Return                          2.49%      2.94%      3.01%      3.11%      0.55%(3)       3.33%

Ratios/Supplemental Data:
Net Assets, End of Period (000)   $934,744   $751,543   $650,978   $561,131   $510,632        $502,453
Ratio of expenses to
  average net assets                  0.82%      0.80%      0.75%      0.67%      0.64%(4)       0.63%
Ratio of net investment income
  to average net assets               2.45%      2.90%      2.97%      3.03%      3.31%(4)       3.33%
Ratio of expenses to
  average net assets(1)              0.93%      0.94%      0.94%      0.97%      0.92%(4)       0.94%
Ratio of net investment income
  to average net assets(1)           2.34%      2.76%      2.78%      2.73%      3.03%(4)       3.02%


(1) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2) Effective June 5, 1995, the Victory Ohio Municipal Money Market Portfolio became the Ohio
     Municipal Money Market Fund.

(3) Not annualized.

(4) Annualized.


                   This page is intentionally left blank.

                   This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND (800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
         P.O. Box 8527
         Boston, MA 02266-8527

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.)Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http://www.victoryfunds.com.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO (R)     Investment Company Act File Number 811-4852     VF-MMMF-PRO (2/00)

                                   Part B

                    STATEMENT OF ADDITIONAL INFORMATION


                           THE VICTORY PORTFOLIOS

Balanced Fund                Intermediate Income Fund    Ohio Municipal Money
Convertible Securities Fund  International Growth Fund   Market Fund
Diversified Stock Fund       Investment Quality Bond     Ohio Regional Stock
Established Value Fund       Fund                        Fund
Federal Money Market Fund    Lakefront Fund              Prime Obligations Fund
Financial Reserves Fund      LifeChoice Conservative     Real Estate Investment
Fund for Income              Investor Fund               Fund
Government Mortgage Fund     LifeChoice Moderate         Small Company Opportun-
Gradison Government          Investor Fund               ity Fund
Reserves Fund                LifeChoice Growth Investor  Special Value Fund
Growth Fund                  Fund                        Stock Index Fund
Institutional Money Market   Limited Term Income Fund    Tax-Free Money Market
Fund                         National Municipal Bond     Fund
                             Fund                        U.S. Government
                             New York Tax-Free Fund      Obligations Fund
                             Ohio Municipal Bond Fund    Value Fund

                             February 28, 2000

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, as amended or supplemented from time to time (the "Prospectuses"). The Prospectus for the Gradison Government Reserves Fund is dated January 31, 2000 and the Prospectus of each other Fund is dated February 28, 2000. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing The Victory Portfolios at P.O. Box 8527, Boston, MA 02266-8527, or by calling toll free 800-539-FUND (800-539-3863).

INVESTMENT ADVISER and SUB-ADMINISTRATOR    DIVIDEND DISBURSING AGENT
Key Asset Management Inc.                   and SERVICING AGENT
                                            Boston Financial Data Services, Inc.
ADMINISTRATOR and DISTRIBUTOR
BISYS Fund Services                         CUSTODIAN
                                            Key Trust Company of Ohio, N.A.
TRANSFER AGENT
State Street Bank and Trust Company         INDEPENDENT ACCOUNTANTS
                                            PricewaterhouseCoopers LLP

                                            COUNSEL
                                            Kramer Levin Naftalis & Frankel LLP


                                Table of Contents

Investment Policies and Limitations..........................................2
Determining Net Asset Value for the Money Market Funds......................75
Valuation of Portfolio Securities...........................................76
Performance.................................................................77
Additional Purchase, Exchange, and Redemption Information...................85
Dividends and Distributions.................................................90
Taxes.......................................................................90
Trustees and Officers.......................................................98
Advisory and Other Contracts...............................................101
Additional Information.....................................................116
Appendix...................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Trust") is an open-end management investment company. The Trust consists of 38 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). Currently, the outstanding shares of the Trust represent interests in 32 separate investment portfolios. The following six Funds have no outstanding shares: the Equity Income Fund, Maine Municipal Bond Fund (Intermediate), Maine Municipal Bond Fund (Short-Intermediate), Michigan Municipal Bond Fund, National Municipal Bond Fund
(Long) and National Municipal Bond Fund (Short-Intermediate). The following Funds are non-diversified: the Ohio Municipal Bond Fund, New York Tax-Free Fund, National Municipal Bond Fund and Real Estate Investment Fund. All other Funds are diversified mutual funds.

This Statement of Additional Information (the "SAI") relates to the shares of 32 of the 38 Funds and their respective classes, and are listed below. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.

The Victory Portfolios:

--------------------------------------------------------------------------------
Balanced Fund              Institutional Money        Ohio Municipal Bond Fund
   Class A Shares             Market Fund                Class A Shares
   Class G Shares             Select Shares              Class G Shares
                             Investor Shares
Convertible Securities                                Ohio Municipal Money
   Fund                    Intermediate Income Fund      Market Fund
   Class A Shares             Class A Shares             Class A Shares
   Class G Shares             Class G Shares
                                                      Ohio Regional Stock Fund
Diversified Stock Fund     International Growth Fund     Class A Shares
   Class A Shares             Class A Shares
   Class G Shares             Class G Shares          Prime Obligations Fund
                                                         Class A Shares
Established Value Fund     Investment Quality Bond
   Class A Shares             Fund                    Real Estate Investment
   Class G Shares             Class A Shares             Fund
                              Class G Shares             Class A Shares
Federal Money Market Fund                                Class G Shares
   Select Shares           Lakefront Fund
   Investor Shares            Class A Shares          Small Company Opportunity
                                                         Fund
Financial Reserves Fund    LifeChoice Conservative       Class A Shares
   Class A Shares             Investor Fund              Class G Shares
                                 Class A Shares
Fund for Income                                       Special Value Fund
   Class A Shares          LifeChoice Moderate           Class A Shares
   Class G Shares             Investor Fund              Class G Shares
                                 Class A Shares
Government Mortgage Fund                              Stock Index Fund
   Class A Shares          LifeChoice Growth             Class A Shares
                              Investor Fund              Class G Shares
Gradison Government           Class A Shares
   Reserves Fund                                      Tax-Free Money Market Fund
   Class G Shares          Limited Term Income Fund      Class A Shares
                                 Class A Shares
Growth Fund                                           U.S. Government
   Class A Shares          National Municipal Bond       Obligations Fund
   Class G Shares                  Fund                  Select Shares
                              Class A Shares             Investor Shares
                              Class G Shares
                                                      Value Fund
                           New York Tax-Free Fund        Class A Shares
                              Class A Shares             Class G Shares
                              Class G Shares
--------------------------------------------------------------------------------

Investment Policies and Limitations

Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

The LifeChoice Funds.

The LifeChoice Conservative Investor Fund, LifeChoice Moderate Investor Fund and LifeChoice Growth Investor Fund (the "LifeChoice Funds") are separately managed, diversified mutual funds, each with its own investment objective and policies. Each LifeChoice Fund has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among funds of the Trust (the "Proprietary Portfolios"). The LifeChoice Funds also may invest a portion of their assets in shares of investment companies that are not part of the same group of investment companies as the Trust (the "Other Portfolios"). (Proprietary Portfolios and Other Portfolios are sometimes referred to herein as "Underlying Portfolios.") From time to time, Key Asset Management Inc., each Fund's investment adviser ("KAM" or the "Adviser"), may select other mutual funds that are not listed in the LifeChoice Prospectus.

The Investment Company Act of 1940, as amended (the "1940 Act"), permits the LifeChoice Funds to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940
Act) as the Trust, provided that certain limitations are observed. Generally, these limitations require that a fund of funds (a) limit its investments to shares of other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act) as the fund of funds, government securities, and short-term paper; (b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders of the fund of funds; and (c) do not invest in other funds of funds. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC"), the LifeChoice Funds may invest in investment portfolios of the Proprietary Portfolios and in shares of the Other Portfolios that are not part of the same group of investment companies as the LifeChoice Funds. A LifeChoice Fund and its affiliates, collectively, may acquire no more than 3% of the total outstanding stock of any Other Portfolio.

Because of their investment objectives and policies, the LifeChoice Funds will concentrate (i.e., invest 25% or more of their total assets) in the mutual fund industry. In addition, a LifeChoice Fund may invest in a Proprietary Portfolio or Other Portfolio that concentrates 25% or more of its total assets in any one industry. Investments by a LifeChoice Fund in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or in repurchase agreements collateralized by the foregoing equaling 25% or more of the Fund's total assets will not be considered "concentration" by such Fund in the industry of the issuer(s) of such securities.

The LifeChoice Funds' Prospectus more fully addresses the subject of each Fund's and each Proprietary Portfolio's investment objectives, as well as the investment policies that the Funds apply in seeking to meet those objectives. "Additional Information Regarding Fund Investments," below, will supplement that information more specifically by detailing the types of securities and other instruments in which the Proprietary Portfolios may invest, the strategies behind, and the risks associated with, such investing. Note that there can be no assurance given that the respective investment objectives of the LifeChoice Funds or the Proprietary Portfolios will be achieved.

The LifeChoice Funds may invest in the following Proprietary Portfolios, each of which is described in this SAI: the Convertible Securities Fund, Diversified Stock Fund, Financial Reserves Fund, Fund for Income, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Special Value Fund and Value Fund.

Other Portfolios. The LifeChoice Funds do not pay any front end sales loads or contingent deferred sales charges in connection with the purchase or redemption of shares of the Other Portfolios. In addition, to the extent required by the 1940 Act or the terms of any exemptive order received by the Funds from the SEC, the sales charges, distribution related fees and service fees related to shares of the Funds will not exceed the limits set forth in the Conduct Rules of the National Association of Securities Dealers, Inc. when aggregated with any sales charges, distribution related fees and service fees that the Funds pay relating to Other Portfolio shares.

Each LifeChoice Fund may invest up to 20% of its total assets in the following Other Portfolios: the INVESCO Dynamics Fund, the Neuberger Berman Genesis Fund and the Loomis Sayles Bond Fund.

The Other Portfolios may follow some or all of the investment practices of the Proprietary Portfolios and/or may follow other investment practices. The LifeChoice Funds have little or no control over the investment activities of the Other Portfolios. There may be additional investment practices, not discussed in this SAI, that the Other Portfolios may engage in from time to time.

Some of the Other Portfolios may limit the ability of the LifeChoice Funds to sell their investments in those Portfolios at certain times. In this case, the LifeChoice Funds' investment in those shares will be considered "illiquid" and subject to the overall limitation on investment in illiquid securities.

Other Investments -- Short-Term Obligations. Normally, each of the LifeChoice Funds will be predominantly invested in shares of other mutual funds. Under certain circumstances, however, a LifeChoice Fund may invest in short-term obligations. To the extent that a LifeChoice Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high-quality liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, and debt obligations backed by the full faith and credit of the U.S. government. These instruments are described below in the following section of this SAI describing the permissible investments of the Proprietary Portfolios.

Expenses and Allocations. The table below summarizes the annual net operating expenses for the fiscal year ended October 31, 1999 of the Underlying Portfolios, as described in their current prospectuses. Some of these expense ratios reflect waivers or reimbursements that are currently in effect but that may be terminated at any time. The actual expenses that the Underlying Portfolios pay may change from time to time. This table also shows how the LifeChoice Funds allocate their investments among specific mutual funds. Total investments in the money market fund may temporarily exceed the 15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of fund purchases by each of the LifeChoice Funds.

--------------------------------------------------------------------------------
   Victory Funds      Expense Ratios  Conservative    Moderate       Growth
   (Class A only)    (after Waivers)  Investor Fund  Investor Fund Investor Fund
--------------------------------------------------------------------------------
Value                        1.20%         0%-25%         0%-35%         0%-45%
--------------------------------------------------------------------------------
Diversified Stock            1.13%         0%-30%         0%-40%         0%-50%
--------------------------------------------------------------------------------
Growth                       1.20%         0%-15%         0%-20%         0%-25%
--------------------------------------------------------------------------------
Small Co. Opp'ty             1.02%         0%-10%         0%-15%         0%-20%
--------------------------------------------------------------------------------
Special Value                1.35%         0%-20%         0%-25%         0%-30%
--------------------------------------------------------------------------------
International Growth         1.83%         0%-20%         0%-25%         0%-30%
--------------------------------------------------------------------------------
Real Estate                  1.40%         0%-20%         0%-20%         0%-20%
Investment
--------------------------------------------------------------------------------
Convertible Securities       1.35%         0%-30%         0%-30%         0%-30%
--------------------------------------------------------------------------------
Investment Quality           1.10%         0%-50%         0%-40%         0%-30%
Bond
--------------------------------------------------------------------------------
Fund for Income              1.00%         0%-35%         0%-25%         0%-15%
--------------------------------------------------------------------------------
Intermediate Income          0.90%         0%-35%         0%-25%         0%-15%
--------------------------------------------------------------------------------
Limited Term Income          0.96%         0%-10%         0%-10%         0%-10%
--------------------------------------------------------------------------------
Financial Reserves           0.69%         0%-15%         0%-15%         0%-15%
--------------------------------------------------------------------------------
Other Funds
--------------------------------------------------------------------------------
INVESCO Dynamics             1.04%         0%-20%         0%-20%         0%-20%
--------------------------------------------------------------------------------
Neuberger Berman             1.17%         0%-20%         0%-20%         0%-20%
Genesis
--------------------------------------------------------------------------------
Loomis Sayles Bond           0.75%         0%-20%         0%-20%         0%-20%
--------------------------------------------------------------------------------
Average Weighted
Expense Ratios                              1.12%          1.18%          1.24%
--------------------------------------------------------------------------------

The average weighted expense ratios for the LifeChoice Funds' investments in mutual funds are based on a hypothetical portfolio mix that reflects expected investments under current market conditions. These figures are approximations of the LifeChoice Funds' indirect expense ratios associated with their investments in the Underlying Portfolios. The percentage of the LifeChoice Funds' investments in each of the Victory Funds will vary within the ranges shown above and investment in Other Funds will total 15% to 20% of each LifeChoice Fund's total investments.

Performance of Underlying Funds. The table below summarizes the "average annual total returns" of the mutual funds in which the LifeChoice Funds may invest for the one, five and ten-year periods, where applicable, and since inception, through December 31, 1999. The information reflects fund operating expenses after waivers, but does not reflect sales charges that other investors would pay , but which the LifeChoice Funds do not.

--------------------------------------------------------------------------------
    Victory Funds     Inception                                        Since
       Class A          Date     One Year   Five Years   Ten Years   Inception
--------------------------------------------------------------------------------
Value                  12/3/93      11.07%      23.97%         N/A      19.61%
--------------------------------------------------------------------------------
Established Value      8/16/83      17.07%      18.12%      13.18%      14.48%
--------------------------------------------------------------------------------
Diversified Stock     10/20/89      20.96%      26.40%      17.54%      17.60%
--------------------------------------------------------------------------------
Growth                 12/3/93      17.90%      28.40%         N/A      22.81%
--------------------------------------------------------------------------------
Small Co. Opportunity  8/16/83      -0.86%      12.88%      10.40%      10.10%
--------------------------------------------------------------------------------
Special Value          12/3/93      -1.26%      11.64%         N/A      10.24%
--------------------------------------------------------------------------------
International Growth   5/18/90      41.92%      14.33%         N/A      10.52%
--------------------------------------------------------------------------------
Real Estate            4/30/97       0.58%         N/A         N/A       3.47%
Investment
--------------------------------------------------------------------------------
Convertible            4/14/88      11.75%      13.82%      11.23%      11.34%
Securities
--------------------------------------------------------------------------------
Investment Quality    12/10/93      -2.45%       6.33%         N/A       4.67%
Bond
--------------------------------------------------------------------------------
Fund for Income        9/16/87       0.69%       7.28%       6.86%       7.62%
--------------------------------------------------------------------------------
Intermediate Income   12/10/93      -0.74%       6.07%         N/A       4.53%
--------------------------------------------------------------------------------
Limited Term Income   10/20/89       1.79%       5.66%       5.83%       5.88%
--------------------------------------------------------------------------------
Financial Reserves      4/4/83       4.69%       5.06%       4.87%       6.02%
--------------------------------------------------------------------------------
Other Funds
--------------------------------------------------------------------------------
Loomis Sayles Bond     5/31/91       4.50%      12.41%         N/A      11.80%
--------------------------------------------------------------------------------
INVESCO Dynamics       9/15/67       4.04%      16.64%      12.71%      13.12%
--------------------------------------------------------------------------------
Neuberger Berman       9/27/88       4.04%      16.64%      12.71%      13.12%
Genesis
--------------------------------------------------------------------------------

The SEC has imposed certain limitations on how the LifeChoice Funds may invest and the fees that they may charge. Whenever you see information on a mutual fund's performance, do not consider its past performance to be an indication of the performance you could expect by investing in that mutual fund today. The past is an imperfect guide to the future. History does not always repeat itself.

Additional Information Regarding Fund Investments.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. The Funds' investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectuses and this SAI.

Unless otherwise noted in the Prospectuses or this SAI, a Fund may invest no more than 5% of its total assets in any of the securities or financial instruments described below (unless the context requires otherwise).

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus.

The following sections list each Fund's investment policies, limitations, and restrictions. The securities in which the Funds can invest and the risks associated with these securities are discussed in the section "Investment Policies."

Defined Terms.  All  capitalized  terms listed in the  "Investment  Policies
and   Limitations"   section   referring  to  permissible   investments  are
described in the section "Investment Policies."

The following terms are used throughout the "Investment Policies and Limitations" section and elsewhere in this SAI.

      S&P:  Standard & Poor's
      Moody's:  Moody's Investors Service
      NRSRO:  Nationally recognized statistical ratings organization

Fundamental Restrictions of the Funds

1.    Senior Securities.

No Fund (except the Convertible Securities Fund, Established Value Fund, Federal Money Market Fund and Gradison Government Reserves Fund) may:

Issue any senior security (as defined in the 1940 Act), except that (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

The Gradison Government Reserves Fund will not:

Issue senior securities as defined in the 1940 Act, except to the extent that such issuance might be involved with respect to borrowings subject to fundamental restriction no. 3 below or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

2.    Underwriting.

The Funds (other than the Established Value Fund and Gradison Government Reserves Fund) may not:

Underwrite securities issued by others, except to the extent that a Fund (or, with respect to the LifeChoice Funds, an Underlying Portfolio) may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

The Established Value Fund and Gradison Government Reserves Fund each will not:

Underwrite the securities of other issuers, except insofar as each such Fund may technically be deemed an underwriter under the Securities Act, in connection with the disposition of portfolio securities.

3.    Borrowing.

The Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may not:

Borrow money, except that (a) each Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

The Financial Reserves Fund, Institutional Money Market Fund and the LifeChoice Funds may not:

Borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

This fundamental limitation is construed in conformity with the 1940 Act, and if at any time Fund borrowings exceed an amount equal to 33 1/3 of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Established Value Fund will not:

Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 5% of the total assets of the Fund, taken at the lower of acquisition cost or market value.

The Fund for Income may not:

Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of its total assets at the time of the borrowing.

The Gradison Government Reserves Fund will not:

Borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous, and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities.

The National Municipal Bond Fund may not:

Borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Ohio Municipal Money Market Fund may:

(a) Borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed, and (b) purchase securities on a when-issued or delayed delivery basis. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

4.    Real Estate.

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Funds in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

The Established Value Fund will not:

Purchase or sell real estate, except that it is permissible to purchase securities secured by real estate or real estate interests or issued by companies that invest in real estate or real estate interests.

The Financial Reserves Fund may not:

Buy or sell real estate, commodities, or commodities (futures) contracts.

The Gradison Government Reserves Fund will not:

Purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction.

The Institutional Money Market Fund may not:

Buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

The National Municipal Bond Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Ohio Municipal Money Market Fund will not:

Purchase or sell real estate, although it may invest in Ohio municipal securities secured by real estate or interests in real estate.

The U.S. Government Obligations Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.

The Real Estate Investment Fund may not:

Purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Purchase or hold any real estate, including real estate limited partnerships, except that the Funds may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein.

5.    Lending.

Each of the Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may not:

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Established Value Fund will not:

Make loans, except (a) through the purchase of publicly distributed corporate securities, U.S. government obligations, certificates of deposit, high-grade commercial paper and other money market instruments, and (b) loans of portfolio securities to persons unaffiliated with the Trust not in excess of 20% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the SEC and with any standards established from time to time by the Trust's Board of Trustees, including the maintenance of collateral from the borrower at all times in an amount at least equal to the current market value of the securities loaned.

The Financial Reserves Fund and Institutional Money Market Fund may not:

Make loans to other persons, except (a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, each Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the Fund.

The Fund for Income may not:

Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

The Gradison Government Reserves Fund will not:

Make loans, except that the purchase of debt securities as allowed by the Fund's investment objective and other investment restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the SEC shall not be prohibited by this restriction.

The New York Tax-Free Fund may not:

Make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

The Ohio Municipal Money Market Fund will not:

Lend any of its assets, except through the purchase of a position of publicly distributed debt instruments or repurchase agreements and through the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional Information on Fund Investments" and the sub-section, "Securities Lending." The Funds will not lend any other assets except as a special investment method. See "Investment Objectives and Policies" herein and "Investment Objectives" in the Prospectus.

Each of the Convertible Securities Fund and the Federal Money Market Fund may not:

Make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of its total assets would be subject to such loans.

The LifeChoice Funds may not:

Lend any security or make any other loan if, as a result, more than 33-1/3% of a Fund's total assets would be lent to other parties, except that a Fund may invest in Underlying Portfolios that lend portfolio securities consistent with their investment objectives and policies, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6.    Commodities.

The Diversified Stock Fund, Government Mortgage Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Stock Index Fund and Tax-Free Money Market Fund may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The Balanced Fund, Growth Fund, Special Value Fund, U.S. Government Obligations Fund and Value Fund may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Deal in commodities or commodity contracts.

The Established Value Fund will not:

Purchase or sell commodities, commodity contracts, or interests in oil, gas or other mineral exploration or development programs, except that it is permissible to purchase securities issued by companies that hold interests in oil, gas or other mineral exploration or development programs.

The Fund for Income may not:

Purchase or sell commodities or commodity contracts, oil, gas or other mineral exploration or development programs.

The Gradison Government Reserves Fund will not:

Purchase or sell commodities, commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases, except that the purchase or sale of financial futures contracts or options on financial futures contracts is permissible.

The National Municipal Bond Fund may not:

Purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities).

The New York Tax-Free Fund and Ohio Municipal Money Market Fund may not:

Purchase or sell commodities or commodity contracts.

7.    Joint Trading Accounts.

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund may not:

Participate on a joint or joint and several basis in any securities trading account.

8.    Diversification.

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, Ohio Regional Stock Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, U.S. Government Obligations Fund and Value Fund may not:

With respect to 75% of a Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the

Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Established Value Fund will not:

Purchase any securities (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the Fund's total assets would be invested in securities of any one issuer or more than 10% of the outstanding securities of any one issuer would be owned by the Trust and held by the Fund. The Established Value Fund will not concentrate more than 25% of its total assets in any one industry.

The Prime Obligations Fund may not:

With respect to 75% of a Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.)

The New York Tax-Free Fund may not:

Purchase the securities of any issuer (except the U.S. government, its agencies and instrumentalities, and the State of New York and its municipalities) if as a result more than 25% of its total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency, of which such state is a member, is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

The National Municipal Bond Fund:

To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and
(b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government Securities" as defined for federal tax purposes. (For such purposes, municipal obligations are not treated as "Government Securities," and consequently they are subject to limitations (a) and (b).)

The Ohio Municipal Money Market Fund will limit:

With respect to 75% of the Fund's total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of the Fund's total assets could be invested in a single issuer if the Adviser believes such a strategy to be prudent. Under Rule 2a-7 under the 1940 Act, the Fund also is subject to certain diversification requirements.

The Tax-Free Money Market Fund may not:

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Tax-Free Money Market Fund's total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental issuer, a security is considered to be issued by such non-governmental issuer.

The Fund for Income may not:

Purchase the securities of any issuer (except the U.S. government, its agencies and instrumentalities), with regard to 75% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

Each of the Convertible Securities Fund and the Federal Money Market Fund may not:

As to 75% of its total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. government, its agencies or its instrumentalities.

9.    Concentration.

The Balanced Fund, Diversified Stock Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, Ohio Regional Stock Fund, Special Value Fund, Stock Index Fund and Value Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Gradison Government Reserves Fund will not:

Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Prime Obligations Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Tax-Free Money Market Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be municipal securities.

Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Ohio Municipal Bond Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; but for these purposes only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be municipal securities. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The National Municipal Bond Fund may not:

Purchase securities (other than those issued or guaranteed by the U.S. government or any securities of its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of the foregoing) if, as a result, more than 25% of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; for the purpose of this restriction, utility companies will be divided according to their services, for example, gas, gas transmission, electric and gas and telephone will each be considered a separate industry. Industrial development revenue bonds which are issued by non-governmental entities within the same industry shall be subject to this industry limitation.

The Ohio Municipal Money Market Fund will not:

Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds.

The Financial Reserves Fund and Institutional Money Market Fund may not:

Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The Real Estate Investment Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries. Notwithstanding the foregoing, the Fund will concentrate its investments in securities in the real estate industry.

The New York Tax-Free Fund may not:

With respect to non-municipal investments, purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days.

The Small Company Opportunity Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Fund for Income and New York Tax-Free Fund may not:

Invest more than 25% of the Fund's total assets in securities whose interest payments are derived from revenue from similar projects.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Purchase securities if such purchase would cause more than 25% of any of the Funds' total assets to be invested in the securities of issuers in any one industry, provided however that the Federal Money Market Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or U.S. bank obligations. The Federal Money Market Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

10.   Miscellaneous.

      a.    Tax-exempt income.

The Ohio Municipal Money Market Fund may not:

Invest its assets so that less than 80% of its annual interest income is exempt from the federal income tax and Ohio taxes.

      b.    Use of assets as security.

The Fund for Income may not:

Pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by its fundamental restriction on borrowing, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of its total assets.

      c.    Investing to influence management or to exercise control.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Funds from voting proxies in their discretion.

The LifeChoice Funds may not:

Make investments for the purpose of exercising control or management (but this shall not prevent a Fund from purchasing a controlling interest in one or more Underlying Portfolios consistent with its investment objectives and policies).

      d.    Margin purchases and short selling.

The Convertible Securities Fund and the Federal Money Market Fund may not purchase securities on margin or sell securities short.

The Established Value Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

      e.    Securities of other investment companies.

The Convertible Securities Fund and the Federal Money Market Fund may not purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

The Established Value Fund will not purchase the securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except by purchase in the open market of securities of closed-end investment companies involving only customary broker's commissions, and then only if immediately after such purchase, no more than 10% of the value of the total assets of the Fund would be invested in such securities.

      f.    Restricted Securities.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Invest more than 15% of any of the Convertibles Securities Funds' net assets or more than 10% of the Federal Money Market Fund's net assets in (i) securities restricted as to disposition under the Federal securities laws, (ii) securities as to which there are no readily available market quotations, or (iii) repurchase agreements with a maturity in excess of 7 days.

The Established Value Fund will not purchase securities subject to restrictions on disposition under the Securities Act.

      g.    Mortgage, Pledge or Hypothecation of Securities.

The Established Value Fund will not mortgage, pledge or hypothecate securities, except in connection with a permissible borrowing as set forth in fundamental investment restriction no. 2 above, and then only in amounts not exceeding 10% of the value of the assets of a Fund (taken at the lower of acquisition cost or market value).

      h.    Control.

The Established Value Fund will not invest in companies for the purpose of exercising control or management.

      i.    Illiquid Securities.

The Established Value Fund will not purchase securities for which no readily available market quotation exists, if at the time of acquisition more than 5% of the total assets of the Fund would be invested in such securities (repurchase agreements maturing in more than seven days are included within this restriction).

      j.    Joint Trading.

The Established Value Fund will not participate on a joint, or a joint and several, basis in any securities trading account.

      k.    Options.

The Established Value Fund will not write, purchase or sell puts, calls or combinations thereof.

      l.    Ownership of Portfolio Securities by Trustees or Officers.

The Established Value Fund will not purchase or retain the securities of any issuer if any Trustee or officer of the Trust is or becomes a director or officer of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer, or if those directors, trustees and officers of the Trust and its investment adviser who are directors or officers of such issuer together own or acquire more than 5% of the securities of such issuer.

      m.    Unseasoned Issuers.

The Established Value Fund will not purchase any securities of companies which have (with their predecessors) a record of less than three years of continuous operation, if at the time of acquisition more than 5% of a Fund's total assets would be invested in such securities.

NON-FUNDAMENTAL RESTRICTIONS OF THE FUNDS

1.    Illiquid Securities.

Each of the Balanced Fund, Diversified Stock Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund and Value Fund may not:

Invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Each of the Financial Reserves Fund, Institutional Money Market Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Tax-Free Money Market Fund and U.S. Government Obligations Fund may not:

Invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Restricted Securities shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.    Short Sales and Purchases on Margin.

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, the LifeChoice Funds, Limited Term Income

Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may not:

Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund, and, with respect to the International Growth Fund, provided that this restriction shall not limit that Fund's ability to make margin payments in connection with transactions in currency future options.

The Financial Reserves Fund and Institutional Money Market Fund may not:

1. Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

2.  Make short sales of securities.

The Fund for Income and New York Tax-Free Fund may not:

Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The Gradison Government Reserves Fund will not:

Make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

The National Municipal Bond Fund may not:

1. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

The Ohio Municipal Money Market Fund may not:

Sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

The LifeChoice Funds and the Small Company Opportunity Fund:

Do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

3.    Other Investment Companies.

Each of the Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Financial Reserves Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Institutional Money Market Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Small Company Opportunity

Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may:

Invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, the Funds may invest in the other money market funds of the Trust. Each Fund will waive the portion of its fee attributable to the assets of each Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Funds are registered for sale.

The Funds (except for the LifeChoice Funds) may not:

Purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

The Gradison Government Reserves Fund will not:

Purchase securities of other investment companies except in connection with a reorganization, merger, or consolidation with another open-end investment company.

The National Municipal Bond Fund may not:

Purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

The Ohio Municipal Money Market Fund will not:

Invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

4.    Miscellaneous.

      a.    Investment grade obligations.

Each of the National Municipal Bond Fund, New York Tax-Free Fund and Ohio Municipal Bond Fund may not:

Hold more than 5% of its total assets in securities that have been downgraded below investment grade.

      b.    Concentration.

The Fund for Income may not:

With respect to non-municipal bond investments, purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry.

      c.    Diversification.

The Convertible Securities Fund and the Federal Money Market Fund may not:

With respect to 75% of a Fund's total assets, purchase the securities of any one issuer (except in securities of the U.S. government, its agencies or its instrumentalities) if as a result (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Rule 2a-7 of the 1940 Act permits the Federal Money Market Fund to invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.

      d.    Foreign issuers.

The Convertible Securities Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

The Federal Money Market Fund may not invest in foreign securities.

      e.    Unseasoned issuers.

Each of the Convertible Securities Fund and the Federal Money Market Fund may not:

Invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

The LifeChoice Funds may not:

Invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation (except for the Proprietary Portfolios, but a LifeChoice Fund may invest in Underlying Portfolios that do so invest).

      f.    Pledge of assets.

Each of the Convertible Securities Fund and the Federal Money Market Fund may not:

Pledge or hypothecate any of its assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

      g.    Mortgage, Pledge or Hypothecation of Securities

The Gradison Government Reserves Fund will not:

Mortgage, pledge or hypothecate securities except in connection with permitted borrowings. The Fund has no current intention of engaging in the lending of portfolio securities.

      h.    Federal Money Market Fund.

The Federal Money Market Fund may not (a) lend portfolio securities, (b) borrow money, or (c) invest in shares of other investment companies.

      i.    Joint Trading Accounts.

The LifeChoice Funds may not:

Participate on a joint or joint and several basis in any securities trading account.

Investment Restrictions of Certain Underlying Portfolios of the LifeChoice Funds

Notwithstanding the foregoing restrictions, the Other Portfolios in which the Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions listed above. The investment restrictions of the Proprietary Portfolios are set forth in this

SAI and the investment restrictions of the Other Portfolios are set forth in their respective statements of additional information.

Investment Policies

The following tables describe the Funds' investment policies and list some of the types of transactions that a Fund may engage in under normal market conditions. Unless otherwise stated, the indicated percentage relates to a Fund's total assets that may be committed to the stated investment. A checkmark [an "x"] indicates that a Fund may engage in the stated transaction without limit. "None" or "N/A" indicates that the Fund may not engage in the stated transaction or that no policy has been stated with respect to the investment category.

Where applicable, a Fund that may engage in futures contracts and options on futures contracts may invest up to 5% of its total assets in margins and premiums and may hold up to 33 1/3% of its total assets subject to futures contracts or options thereon. To the extent that a Fund (other than a LifeChoice
Fund) invests in investment company securities, the Fund may (i) invest up to 5% in any one investment company, (ii) acquire up to 3% of the total assets of any one investment company, and (iii) hold up to 10% of its total assets in securities issued by investment companies.

Permissible investments for the three LifeChoice Funds will correspond to the Underlying Portfolios comprising the particular LifeChoice Fund, some of which, the Proprietary Portfolios, are described in this SAI. For information on the Underlying Portfolios, see the LifeChoice Funds' Prospectus.

                               Money Market Funds

--------------------------------------------------------------------------------
                                Federal                 Gradison   Institutional
                                 Money      Financial  Government     Money
        Investment              Market      Reserves    Reserves      Market
--------------------------------------------------------------------------------
Bank deposit instruments          None         x        None            x
--------------------------------------------------------------------------------
Borrowing from banks              None         5%          15%          5%
--------------------------------------------------------------------------------
Commercial paper                  None         x        None            x
--------------------------------------------------------------------------------
Dollar weighted average        90 days or  90 days or   90 days or  90 days or
maturity                          less        less         less        less
--------------------------------------------------------------------------------
Eurodollar obligations            None         25%         None         25%
--------------------------------------------------------------------------------
Illiquid securities               None       10% net   10% net *      10% net
--------------------------------------------------------------------------------
Investment company securities     None         5%          None         5%
--------------------------------------------------------------------------------
Master demand notes               None         x           None         x
--------------------------------------------------------------------------------
Maturity of securities at        1 - 397     1 - 397   1 - 397 days   1 - 397
time of purchase                  days        days                     days
--------------------------------------------------------------------------------
Mortgage-backed securities         x           x            x *         x
--------------------------------------------------------------------------------
Repurchase agreements              x           x            x           x
--------------------------------------------------------------------------------
Restricted securities              10%         x         None           x
--------------------------------------------------------------------------------
Reverse repurchase agreements     None       33 1/3%       None       33 1/3%
--------------------------------------------------------------------------------
Securities lending                None       33 1/3%       30%        33 1/3%
--------------------------------------------------------------------------------
Short-term funding agreements     None       10% net       None       10% net
--------------------------------------------------------------------------------
Tax-exempt commercial paper       None         x        None            x
--------------------------------------------------------------------------------
Time deposits                     None         x        None            x
--------------------------------------------------------------------------------
U.S. government securities         x           x           x            x
--------------------------------------------------------------------------------
Variable and floating rate         x           x           x            x
notes
--------------------------------------------------------------------------------
When-issued and delayed           None       33 1/3%    33 1/3% *     33 1/3%
delivery
--------------------------------------------------------------------------------
Zero coupon bonds                 None         x           x *          x
--------------------------------------------------------------------------------

----------
*     Only U.S. government securities.

--------------------------------------------------------------------------------
                                   Ohio
                                 Municipal                  Tax-Free      U.S.
                                  Money        Prime        Money     Government
          Investment              Market     Obligations    Market   Obligations
--------------------------------------------------------------------------------
Asset-backed securities            None         25%          None         None
--------------------------------------------------------------------------------
Bank deposit instruments           20%           x         20%            None
--------------------------------------------------------------------------------
Borrowing from banks                5%           5%           5%           5%
--------------------------------------------------------------------------------
Commercial paper                   20%           x         20%            None
                                (taxable)                 (taxable)
--------------------------------------------------------------------------------
Dollar weighted average         90 days or   90 days or   90 days or  90 days or
maturity                           less         less         less        less
--------------------------------------------------------------------------------
Eurodollar obligations             20%          25%          20%          None
--------------------------------------------------------------------------------
Illiquid securities              10% net      10% net      10% net       10% net
--------------------------------------------------------------------------------
Investment company securities       5%           5%           5%           5%
--------------------------------------------------------------------------------
Master demand notes                20%           x          20%          None
--------------------------------------------------------------------------------
Maturity of securities at        1 - 397      1 - 397      1 - 397      1 - 397
time of purchase                  days         days          days         days
--------------------------------------------------------------------------------
Mortgage-backed securities          x            x           x           x *
--------------------------------------------------------------------------------
Real estate investment trusts      None         None         25%         None
--------------------------------------------------------------------------------
Repurchase agreements              20%           x          20%          x **
--------------------------------------------------------------------------------
Restricted securities              20%           x        20%          None
                                (taxable)                 (taxable)
--------------------------------------------------------------------------------
Reverse repurchase agreements    33 1/3%      33 1/3%      33 1/3%       33 1/3%
--------------------------------------------------------------------------------
Securities lending                 None       33 1/3%      33 1/3%       33 1/3%
--------------------------------------------------------------------------------
Short-term debt obligations        None       10% net        None         None
--------------------------------------------------------------------------------
Short-term funding agreements      None       10% net        None         None
--------------------------------------------------------------------------------
Tax, revenue and bond               x           None          x           None
anticipation notes
--------------------------------------------------------------------------------
Taxable obligations                None         None         20%          None
--------------------------------------------------------------------------------
Tax-exempt commercial paper        x             x            x           None
--------------------------------------------------------------------------------
Time deposits                      20%           x           20%          None
--------------------------------------------------------------------------------
U.S. government securities         20%           x           20%           x #
--------------------------------------------------------------------------------
Variable and floating rate         x             x            x            x
notes
--------------------------------------------------------------------------------
When-issued and delayed          33 1/3%      33 1/3%      33 1/3%      33 1/3%
delivery
--------------------------------------------------------------------------------
Yankee securities                  None          x          None          None
--------------------------------------------------------------------------------
Zero coupon bonds                 x (tax         x            x (tax      x *
                                   exempt)                   exempt)
--------------------------------------------------------------------------------

----------
*     Only U.S. government securities.

**    Collateralized by U.S. Treasury securities.

#     Only direct U.S. Treasury securities.

                                 Municipal Funds


--------------------------------------------------------------------------------
                                        National
                                       Municipal       New York         Ohio
             Investment                   Bond         Tax-Free       Municipal
                                                                        Bond
--------------------------------------------------------------------------------
Asset-backed securities                   35%            35%            35%
--------------------------------------------------------------------------------
Below-investment-grade municipal           5%             5%             5%
securities
--------------------------------------------------------------------------------
Borrowing from banks                       5%             5%             5%
--------------------------------------------------------------------------------
Certificates of participation             20%            20%            20%
--------------------------------------------------------------------------------
Collateralized mortgage obligations       25%            25%            25%
(tax exempt)
--------------------------------------------------------------------------------
Commercial paper (tax exempt)              x              x              x
--------------------------------------------------------------------------------
Demand features or "puts"                  x              x              x
--------------------------------------------------------------------------------
Dollar weighted average maturity     5 to 11 years       N/A       5 to 15 years
--------------------------------------------------------------------------------
Futures contracts and options on       5%/33 1/3%     5%/33 1/3%     5%/33 1/3%
futures contracts
--------------------------------------------------------------------------------
General obligations                        x              x              x
--------------------------------------------------------------------------------
Illiquid securities                     15% net        15% net        15% net
--------------------------------------------------------------------------------
Industrial development bonds and          25%            25%            25%
private activity bonds
--------------------------------------------------------------------------------
Investment company securities              5%             5%             5%
--------------------------------------------------------------------------------
Master demand notes                       20%            20%            20%
--------------------------------------------------------------------------------
Maturity of securities at time of         N/A       20 to 30 years      N/A
purchase
--------------------------------------------------------------------------------
Mortgage-backed securities (tax           35%            35%            35%
exempt)
--------------------------------------------------------------------------------
Municipal lease obligations               30%            30%            30%
--------------------------------------------------------------------------------
Refunding contracts                        x              x              x
--------------------------------------------------------------------------------
Repurchase agreements                     20%            20%            20%
--------------------------------------------------------------------------------
Resource recovery bonds                    x              x              x
--------------------------------------------------------------------------------
Restricted securities                      x              x              x
--------------------------------------------------------------------------------
Revenue bonds                              x              x              x
--------------------------------------------------------------------------------
Reverse repurchase agreements           33 1/3%        33 1/3%        33 1/3%
--------------------------------------------------------------------------------
Securities lending                      33 1/3%          None         33 1/3%
--------------------------------------------------------------------------------
Tax preference items                      20%            20%            20%
--------------------------------------------------------------------------------
Tax, revenue and bond anticipation         x              x              x
notes
--------------------------------------------------------------------------------
Taxable obligations                       20%            20%            20%
--------------------------------------------------------------------------------
U.S. government securities                20%            20%            20%
--------------------------------------------------------------------------------
Variable and floating rate notes           x              x              x
--------------------------------------------------------------------------------
When-issued and delayed delivery        33 1/3%        33 1/3%        33 1/3%
--------------------------------------------------------------------------------
Zero coupon bonds                          x              x              x
--------------------------------------------------------------------------------

                               Taxable Bond Funds

--------------------------------------------------------------------------------
                                                              Investment Limited
                          Fund for   Government  Intermediate  Quality    Term
   Investment             Income      Mortgage     Income       Bond     Income
--------------------------------------------------------------------------------
Asset-backed securities      35%         20%         35%         35%        35%
--------------------------------------------------------------------------------
Borrowing from banks         5%          5%          5%          5%         5%
--------------------------------------------------------------------------------
Collateralized mortgage  65% - 100%  80% - 100%      x           x          x
obligations                          *
--------------------------------------------------------------------------------
Convertible or              None         20%         20%         x          x
exchangeable corporate
debt obligations
--------------------------------------------------------------------------------
Corporate debt              None         20%         x           x          x
obligations
--------------------------------------------------------------------------------
Dollar weighted average    2 to 30    Up to 12     3 to 10     5 to 15    1 to 5
maturity                    years       years       years       years      years
--------------------------------------------------------------------------------
Foreign debt securities     None        None         20%         20%         20%
--------------------------------------------------------------------------------
Futures contracts and        5%/         5%/         5%/         5%/       5%/
options on futures         33 1/3%     33 1/3%     33 1/3%     33 1/3%   33 1/3%
contracts
--------------------------------------------------------------------------------
Illiquid securities        15% net     15% net     15% net     15% net   15% net
--------------------------------------------------------------------------------
Investment company           5%          5%          5%          5%       5%
securities
--------------------------------------------------------------------------------
Maturity of securities     2 to 30       N/A         N/A         N/A      N/A
at time of purchase         years
--------------------------------------------------------------------------------
Mortgage-backed          65% - 100%  80% - 100%      x           x          x
securities                                *
--------------------------------------------------------------------------------
Options                  5%/25% * *     None        None        None       None
--------------------------------------------------------------------------------
Preferred securities        None        None         20%         20%        20%
--------------------------------------------------------------------------------
Receipts                    20% *        20%         20%         20%        20%
--------------------------------------------------------------------------------
Repurchase agreements        35%         20%         35%         35%        35%
--------------------------------------------------------------------------------
Restricted securities       None         20%         x           x          x
--------------------------------------------------------------------------------
Reverse repurchase          None       33 1/3%     33 1/3%     33 1/3%   33 1/3%
agreements
--------------------------------------------------------------------------------
Securities lending         33 1/3%     33 1/3%     33 1/3%     33 1/3%   33 1/3%
--------------------------------------------------------------------------------
Short-term debt             35% *        20%         35%         35%        x
obligations
--------------------------------------------------------------------------------
Tax, revenue and bond       None         20%         x           x          x
anticipation notes
--------------------------------------------------------------------------------
Variable and floating       35% *       20% *        x           x          x
rate notes
--------------------------------------------------------------------------------
When-issued and delayed    33 1/3%     33 1/3%     33 1/3%     33 1/3%   33 1/3%
delivery
--------------------------------------------------------------------------------
Yankee securities           None        None         20%         20%         20%
--------------------------------------------------------------------------------
Zero coupon bonds           20% *       20% *        20%         20%         20%
--------------------------------------------------------------------------------

*     Only U.S. government securities.

** The Fund for Income may write covered calls on up to 25% of its total assets and may invest up to 5% of its total assets to purchase options or to close out open options transactions.

                                  Equity Funds

--------------------------------------------------------------------------------
       Investment         Balanced    Convertible Diversified Established Growth
                                      Securities    Stock       Value
--------------------------------------------------------------------------------
Asset-backed securities      20%        None      None        None        None
--------------------------------------------------------------------------------
Borrowing from banks         5%          5%        5%          5%          5%
--------------------------------------------------------------------------------
Collateralized mortgage      40%        None      None        None        None
obligations
--------------------------------------------------------------------------------
Convertible or               40%         x         x          None         x
exchangeable corporate
debt obligations
--------------------------------------------------------------------------------
Corporate debt               60%         35%       20%        None         20%
obligations
--------------------------------------------------------------------------------
Dollar weighted average    5 to 15       N/A       N/A         N/A         N/A
maturity                    years
--------------------------------------------------------------------------------
Foreign debt securities      10%         10%      None        None        None
--------------------------------------------------------------------------------
Foreign equity               10%         10%      None        None        None
securities traded on a
foreign exchange
--------------------------------------------------------------------------------
Foreign equity               10%         10%       10%        None         10%
securities traded on
U.S. exchanges
--------------------------------------------------------------------------------
Futures contracts and        5%/         5%/       5%/        None        5%/
options on futures         33 1/3%     33 1/3%   33 1/3%                33 1/3%
contracts
--------------------------------------------------------------------------------
Illiquid securities        15% net     15% net   15% net       5%      15% net
--------------------------------------------------------------------------------
Investment company           5%          5%        5%      10% closed      5%
securities                                                     end
--------------------------------------------------------------------------------
Mortgage-backed              20%        None      None        None        None
securities
--------------------------------------------------------------------------------
Options                     25%         25%       25%         None        25%
                          (covered    (calls)   (covered               (covered
                           calls)                calls)                  calls)
--------------------------------------------------------------------------------
Preferred securities         25%         35%       20%        None         20%
--------------------------------------------------------------------------------
Real estate investment       25%         25%       25%         25%         20%
trusts
--------------------------------------------------------------------------------
Receipts                     10%        None       20%         20%         20%
--------------------------------------------------------------------------------
Repurchase agreements        35%         35%       20%         20%         20%
--------------------------------------------------------------------------------
Restricted securities        35%         15%       20%        None         20%
--------------------------------------------------------------------------------
Reverse repurchase         33 1/3%     33 1/3%   33 1/3%     33 1/3%   33 1/3%
agreements
--------------------------------------------------------------------------------
Securities lending         33 1/3%       10%     33 1/3%       20%     33 1/3%
--------------------------------------------------------------------------------
Short-term debt              35%         35%       20%         20%         20%
obligations
--------------------------------------------------------------------------------
U.S. equity securities    40% - 75%      35%   80% - 100%  80% - 100% 80% - 100%
--------------------------------------------------------------------------------
U.S. government              60%         35%       20%         20%         20%
securities
--------------------------------------------------------------------------------
Variable and floating       None         35%      None         20%        None
rate notes
--------------------------------------------------------------------------------
Warrants                     10%         5%        10%         10%         10%
--------------------------------------------------------------------------------
When-issued and delayed    33 1/3%     33 1/3%   33 1/3%     33 1/3%     33 1/3%
delivery
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                Ohio
                                   International              Regional    Real Estate
         Investment                   Growth      Lakefront     Stock     Investment
-------------------------------------------------------------------------------------
Borrowing from banks                     5%          5%          5%          5%
-------------------------------------------------------------------------------------
Convertible or exchangeable              35%         x           80%         x
corporate debt obligations
-------------------------------------------------------------------------------------
Corporate debt obligations               35%         20%         20%        None
-------------------------------------------------------------------------------------
Foreign debt securities                  20%        None        None        None
-------------------------------------------------------------------------------------
Foreign equity securities traded on  65% - 100%      10%        None         20%
a foreign exchange
-------------------------------------------------------------------------------------
Foreign equity securities traded on  65% - 100%      10%        None         20%
U.S. exchanges
-------------------------------------------------------------------------------------
Futures contracts and options on     5%/33 1/3%  5%/33 1/3%  5%/33 1/3%  5%/33 1/3%
futures contracts
-------------------------------------------------------------------------------------
Illiquid securities                    15% net     15% net     15% net     15% net
-------------------------------------------------------------------------------------
Investment company securities            5%          5%          5%          5%
-------------------------------------------------------------------------------------
Options                                  25%         25%         25%     25%*
                                      (covered    (covered    (covered
                                       calls)      calls)      calls)
-------------------------------------------------------------------------------------
Preferred securities                     35%         20%         20%         20%
-------------------------------------------------------------------------------------
Real estate investment trusts            25%        None         25%          x
-------------------------------------------------------------------------------------
Receipts                                 20%         20%         20%         20%
-------------------------------------------------------------------------------------
Repurchase agreements                    35%         20%         20%         20%
-------------------------------------------------------------------------------------
Restricted securities                    35%         20%         20%         15%
-------------------------------------------------------------------------------------
Reverse repurchase agreements          33 1/3%     33 1/3%     33 1/3%     33 1/3%
-------------------------------------------------------------------------------------
Securities lending                     33 1/3%     33 1/3%     33 1/3%     33 1/3%
-------------------------------------------------------------------------------------
Short-term debt obligations              35%         20%         20%         20%
-------------------------------------------------------------------------------------
U.S. equity securities                  None     80% - 100%  80% - 100%  80% - 100%
-------------------------------------------------------------------------------------
U.S. government securities               35%         20%         20%         20%
-------------------------------------------------------------------------------------
Variable and floating rate notes                     20%        None        None
-------------------------------------------------------------------------------------
Warrants                                 10%         10%         10%         10%
-------------------------------------------------------------------------------------
When-issued and delayed delivery       33 1/3%     33 1/3%     33 1/3%     33 1/3%
-------------------------------------------------------------------------------------

----------
*     In covered call and put options.

-------------------------------------------------------------------------------------

                                      Small
                                     Company      Special
      Investment                    Opportunity    Value     Stock Index    Value
-------------------------------------------------------------------------------------
Borrowing from banks                     5%          5%          5%          5%
-------------------------------------------------------------------------------------
Convertible or exchangeable             None         x          None         x
corporate debt obligations
-------------------------------------------------------------------------------------
Corporate debt obligations               20%         20%        None         20%
-------------------------------------------------------------------------------------
Foreign equity securities traded on      10%         10%         x           10%
U.S. exchanges
-------------------------------------------------------------------------------------
Futures contracts and options on     5%/33 1/3%  5%/33 1/3%  5%/33 1/3%  5%/33 1/3%
futures contracts
-------------------------------------------------------------------------------------
Illiquid securities                    15% net     15% net     15% net      15% net
-------------------------------------------------------------------------------------
Investment company securities            5%          5%          5%          5%
-------------------------------------------------------------------------------------
Options                              25%/5% *        25%         25%         25%
                                                  (covered    (covered    (covered
                                                   calls)      calls)      calls)
-------------------------------------------------------------------------------------
Preferred securities                     20%         20%        None         20%
-------------------------------------------------------------------------------------
Real estate investment trusts            25%         25%         20%         25%
-------------------------------------------------------------------------------------
Receipts                                 20%         20%         20%         20%
-------------------------------------------------------------------------------------
Repurchase agreements                    20%         20%         20%         20%
-------------------------------------------------------------------------------------
Restricted securities                    35%         20%         20%         20%
-------------------------------------------------------------------------------------
Reverse repurchase agreements          33 1/3%     33 1/3%     33 1/3%     33 1/3%
-------------------------------------------------------------------------------------
Securities lending                     33 1/3%     33 1/3%     33 1/3%     33 1/3%
-------------------------------------------------------------------------------------
Short-term debt obligations              20%         20%       33 1/3%       20%
-------------------------------------------------------------------------------------
U.S. equity securities               80% - 100%  80% - 100%  80% - 100%  80% - 100%
-------------------------------------------------------------------------------------
U.S. government securities               20%         20%     20% *  *        20%
-------------------------------------------------------------------------------------
Warrants                                 10%         10%         10%         10%
-------------------------------------------------------------------------------------
When-issued and delayed delivery       33 1/3%     33 1/3%     33 1/3%     33 1/3%
-------------------------------------------------------------------------------------

                                LifeChoice Funds


----------------------------------------------------------------------
             Investment                    Each LifeChoice Fund
----------------------------------------------------------------------
Borrowing from banks                              33 1/3%
----------------------------------------------------------------------
Illiquid securities                               15% net
----------------------------------------------------------------------
Investment company securities                       x
----------------------------------------------------------------------
Reverse repurchase agreements                     33 1/3%
----------------------------------------------------------------------
Securities lending                                33 1/3%
----------------------------------------------------------------------
When-issued and delayed delivery                  33 1/3%
----------------------------------------------------------------------

----------
*     25% in covered calls and 5% in call or put options.

** Only U.S. Treasury obligations. The Stock Index Fund may hold short-term debt obligations and may enter into repurchase agreements for liquidity.

Secondary Investment Strategies. In addition to the principal strategies described in the Prospectuses, certain Funds may engage in the secondary investment strategies outlined below.

--------------------------------------------------------------------------------
Balanced      o  May,  but is  not  required  to,  use  derivative  instruments.
--------------------------------------------------------------------------------
Convertible   o  May  invest up to 35% of its total  assets  in  corporate  debt
Securities       securities,   common  stock,  U.S.  government  securities  and
                 high-quality short-term debt obligations, preferred stock and repurchase agreements.

              o  May invest up to 10% of its total assets in foreign debt and equity securities.
--------------------------------------------------------------------------------
Diversified   o  May invest up to 20% of its total assets in  preferred  stocks,
Stock            investment  grade  corporate debt  securities,  short-term debt obligations and U.S. government obligations.

              o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Established   o  May invest up to 20% of its total assets in  short-term  U.S.
Value            government  obligations,   repurchase  agreements,  other
                 money market obligations and investment grade debt securities.
--------------------------------------------------------------------------------
Fund for      o  May, but is not required to, use derivative instruments.
Income
--------------------------------------------------------------------------------
Government    o  May  invest  in  receipts  and  separately   traded  registered
Mortgage         interest and principal securities  (STRIPS),  which are sold as
                 zero  coupon;  collateralized  mortgage  obligations;   futures
                 contracts  and put  and  call  options  on  futures  contracts;
                 Treasury notes and agencies and interest only (IO), and principal only (PO) securities. IOs and POs are derivatives of bonds. Securities dealers separate the interest or principal payments from a bond or mortgage-backed security and sell only that portion as one of the above securities.

              o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Growth        o  May  invest  up to 20%  of  its  total  assets  in  preferred stocks, investment-grade corporate debt securities, short-term debt obligations and U.S. government obligations.

              o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Intermediate  o  May invest up to 35% of its total assets in high-quality,
Income           short-term debt.

              o May invest up to 20% of its total assets in preferred and convertible preferred securities and separately traded interest and principal component parts of U.S. Treasury obligations.

              o May invest in international bonds, foreign securities, and derivative instruments, such as futures contracts, options and securities that may have warrants or options attached.
--------------------------------------------------------------------------------
International o  May invest up to 35% of its total assets in cash  equivalents
Growth           and  fixed  income   securities,   including   U.S. government
                 obligations.

              o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Investment    o  May  invest up to 20% of its total  assets in  preferred  and
Quality          convertible preferred securities, and separately traded
Bond             interest and principal component parts of U.S. Treasury
                 obligations.

              o May invest up to 35% of its total assets in high quality, short-term debt.

              o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Lakefront     o  May invest up to 20% of its total assets in preferred stocks, investment-grade corporate debt securities; short-term debt obligations; and U.S. government obligations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LifeChoice   o  Each  LifeChoice  Fund may  invest a limited  portion  of its
Funds           assets  directly in high quality  short-term  debt  obligations, commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, debt obligations backed by the full faith and credit of the U.S.
                government, and demand time deposits of domestic and foreign banks and savings and loan associations.
--------------------------------------------------------------------------------
Limited      o  May  invest up to 20% of its total  assets in  preferred  and
Term Income     convertible   preferred   securities,   and  separately   traded
Fund            interest  and  principal   component  parts  of  U.S.   Treasury
                obligations.

             o  May invest in international bonds, foreign securities, and derivative instruments, such as futures contracts and securities that may have warrants or options attached.
--------------------------------------------------------------------------------
National     o  May, but is not required to, use derivative instruments.
Muni Bond
--------------------------------------------------------------------------------
New York     o  May, but is not required to, use derivative instruments.
Tax-Free
--------------------------------------------------------------------------------
Ohio Muni    o  May, but is not required to, use derivative instruments.
Bond
--------------------------------------------------------------------------------
Ohio         o  May invest up to 20% of its total assets in  short-term  debt
Regional        obligations,  investment-grade  corporate  debt  securities  and
Stock           U.S. government obligations.

             o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Real Estate  o  May invest up to 20% of its total assets In securities of
Investment      foreign real estate companies and American Depositary Receipts
                (ADRs).
             o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Small        o  May  invest  up  to  20%  of  its  total  assets  in:  equity
Company         securities    of   larger    companies    (those   with   market
Opportunity     capitalizations  in  the  top  20%  of the  5,000  largest  U.S.
                companies); investment-grade securities; preferred stocks;
                short-term debt obligations; and repurchase agreements.
--------------------------------------------------------------------------------
Special      o  May invest up to 20% of its total assets in investment-grade
Value           debt securities and preferred stocks.
             o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Value        o  May invest up to 20% of its total assets in  investment-grade corporate debt securities,  short-term debt obligations and U.S.
                government obligations.
             o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------

The instruments in which the Funds can invest, according to their investment policies and limitations are described below.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices which presently are not contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus and this SAI.

Eligible Securities for Money Market Funds. High-quality investments are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities which may be purchased by the Money Market Funds are referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

The weighted average maturity of the U.S. Government Obligations Fund will usually be 60 days or less since rating agencies normally require shorter maturities. However, the permitted weighted average maturity for the U.S. Government Obligations Fund is 90 days.

The Appendix of this SAI identifies each NRSRO which may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

U.S. Corporate Debt Obligations. U.S. corporate debt obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value per share ("NAV").

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with a Fund's investment objective.

Short-Term Corporate Obligations. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Demand Features. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments. Certificates of deposit ("CDs") are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. CDs and demand and time deposits invested in by a Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

Eurodollar Certificates of Deposit ("ECDs") are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States.

Yankee Certificates of Deposit ("Yankee CDs") are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Eurodollar Time Deposits ("ETDs") are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Canadian Time Deposits ("CTDs") are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

Commercial Paper. Commercial paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. In addition to corporate issuers, tax-exempt commercial paper also may be issued by borrowers that issue municipal securities. See "Municipal Securities" below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this SAI.

International Bonds. International bonds include Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary
Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.

Repurchase Agreements.

General. Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Convertible Securities Fund and Federal Money Market Fund. With respect to repurchase agreement transactions entered into by the Convertible Securities Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon, and bonds, notes, debentures or any other obligations or securities in which the Fund may invest.

A Fund will not enter into repurchase agreements with maturities of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Short-Term Funding Agreements. A Fund may invest in short-term funding agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed, for Money Market Funds, 10% of the Fund's net assets and for all other Funds, 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable Rate Demand Notes. Variable rate demand notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

The maturities of variable or floating rate notes are determined as follows:

1. A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

Extendible Debt Securities. Extendible debt securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat Extendible Debt Securities as maturing on the next optional retirement date.

Receipts. Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs"), and certificates of accrual on Treasury securities ("CATS").

Zero-Coupon Bonds. Zero-coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero-coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero-coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently. This fluctuation increases in accordance with the length of the period to maturity.

High-Yield Debt Securities. High-yield debt securities are below-investment grade debt securities, commonly referred to as "junk bonds" (those rated Ba to C by Moody's or BB to C by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of high-yield debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, high-yield debt securities will be valued in accordance with procedures established by the Trust's Board of Trustees, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund's ability to sell these securities.

Since the risk of default is higher for high-yield debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

The Convertible Securities Fund. The Convertible Securities Fund will purchase convertible securities that may or may not be rated by an NRSRO. When purchasing rated securities, the Convertible Securities Fund may make substantial investments in securities rated Baa, Ba B or Caa by Moody's and BB, BB, B or CCC by S&P.

The Convertible Securities Fund is not restricted from investing in below-investment grade securities. However, the Fund will not invest in securities rated Ba or lower by Moody's or BB or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements, such as growing market share or improved cost structure or margins, that would enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.

Securities of Other Investment Companies. A Fund (other than the LifeChoice Funds) may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, a Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the Money Market Funds of the Trust, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies. The LifeChoice Funds may invest in the Proprietary Portfolios without limitation. See "Investment Policies and Limitations -- The LifeChoice Funds" in this SAI.

U.S. Government Obligations. U.S. government obligations are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Municipal Securities. Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Two specific types of municipal securities are "Ohio Tax-Exempt Obligations" and "New York Tax-Exempt Obligations." Ohio Tax-Exempt Obligations are municipal securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax. New York Tax-Exempt Obligations are municipal securities issued by the State of New York and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and New York personal income tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Municipal securities may include fixed, variable, or floating rate obligations. Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts).

The two principal categories of municipal securities are "general obligation" issues and "revenue" issues. Other categories of municipal securities are "moral obligation" issues, private activity bonds, and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation, and the rating(s) of the issue. There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term "municipal securities," as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term "municipal securities" also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Additionally, the term "municipal securities" includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term "municipal securities" if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. Funds that invest in private activity bonds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient municipal securities will be available to satisfy investment objective and policies of each Fund that invests in municipal securities ("Municipal Funds"). In meeting its investment policies, a Municipal Fund may invest part of its total assets in municipal securities which are private activity bonds. Moreover, although no Municipal Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other municipal securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

Risk Factors Associated with Certain Issuers of Municipal Securities. A number of factors could impair a municipal issuer's ability to service its debt.

      General Obligation. The following may negatively affect a general obligation issuer's debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

      Hospital and Health Care Facilities. The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations, and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; large malpractice lawsuits.

      Housing. The following may diminish these issuers' ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; losses from receiving less interest from escrowed new project funds than is payable to bondholders

      Utilities. The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

      Mass Transportation. The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; changes in environmental, Federal Aviation Administration and other regulations. The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; changes in federal policies on trade, currency and agriculture. The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages, and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees, and penalties and fines.

      Higher Education. The following could diminish a higher education issuer's debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

Ohio Tax-Exempt Obligations. As used in the Prospectuses and this SAI, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including, in certain cases, any alternative minimum tax) and Ohio personal income tax. A Fund which invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectuses.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A 1988 decision of the U.S. Supreme Court held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any original issue discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Municipal Lease Obligations. A Fund may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, Funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Below-Investment Grade Municipal Securities. No Municipal Fund currently intends to invest in below-investment grade municipal securities. However, each Municipal Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of below-investment grade securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board of Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

A Municipal Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Federally Taxable Obligations. No Municipal Fund intends to invest in securities whose interest is federally taxable; however, from time to time, a Municipal Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, a Municipal Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities.

Should a Municipal Fund invest in federally taxable obligations, it would purchase securities which in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The Municipal Funds' standards for high quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations a Municipal Fund also may consider the comparable ratings of other NRSROs.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Municipal Funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Municipal Funds' holdings would be affected and the Trustees would reevaluate the Funds' investment objective and policies.

The Municipal Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, a Municipal Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Municipal Fund may be required to sell securities at a loss.

Refunded Municipal Bonds. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which the Funds is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Mortgage-Backed Securities--In General. Mortgage-backed securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which a Fund may invest are Government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The Federal Farm Credit Bank sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities, and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. Federal Farm Credit Bank Securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, the Federal Home Loan Bank System (the "FHLB"), created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. The FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by GNMA are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.


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

The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates, and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, the Student Loan Marketing Association ("SLMA") is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Collateralized Mortgage Obligations. Mortgage-backed securities in which a Fund may invest also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

Non-Government Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Asset-Backed Securities. Asset-backed securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Futures and Options

Futures Contracts. A Fund may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. government agency.


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

A Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending the purchase or sale of that security.

A Fund's ability to use futures trading effectively depends on several factors. First, it is possible that there will not be a perfect price correlation between a futures contract and its underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


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

Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

The Trust has undertaken to restrict their futures contract trading as follows: first, the Trust will not engage in transactions in futures contracts for speculative purposes; second, the Trust will not market its Funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Trust will disclose to all prospective shareholders the purpose of and limitations on its Funds' commodity futures trading; fourth, the Trust will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

Options. Each Equity Fund may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio. The Fund for Income also may write covered call options on securities in its portfolio. A Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised, except that the Small Company Opportunity Fund may write uncovered calls, that is, call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Convertible Securities Fund. The Convertible Securities Fund may purchase and write (i.e., sell) call options that are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. The Convertible Securities Fund may write call options only if they are covered, and the options must remain covered so long as the Fund is obligated as a writer.

Puts. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of its portfolio assets. Puts also may be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

The Special Value Fund may write put options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. The Small Company Opportunity Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Small Company Opportunity Fund has written, however, the Small Company Opportunity Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Small Company Opportunity Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Small Company Opportunity Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options and non-government stripped fixed-rate mortgage-backed securities.

Also, the Adviser may determine some securities to be illiquid.

However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity. Each of the Money Market Funds may invest up to 10% of its net assets in illiquid securities.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. The Convertible Securities Fund may invest up to 15% of its net assets in restricted securities.

Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

Securities Lending Transactions. The Funds (with the exception of the tax-exempt funds) may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Key Trust Company of Ohio, N.A., an affiliate of the Adviser, serves as lending agent for the Funds, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was adopted by the Trustees of the Funds. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees. The Funds will limit their securities lending to 33 1/3% of total assets.

Short Sales Against-the-Box. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Investment Grade and High Quality Securities. The Funds may invest in "investment grade" obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board of Trustees.

Participation Interests. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests, in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. The Convertible Securities Fund will use only warrants that are attached to the underlying securities.

Convertible Securities. A convertible security is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Synthetic Securities. The Convertible Securities Fund also may invest in "synthetic convertibles". A synthetic convertible is create by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Refunding Contracts. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Foreign Investments. A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The International Growth Fund currently invests in the securities of issuers based in a number of foreign countries. The Adviser and IIIS, the sub-adviser of the International Growth Fund, continuously evaluate issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country, subject to approval by the Trustees, when such securities meet the investment criteria of the Adviser and IIIS and are consistent with the investment objective and policies of the Fund.

Miscellaneous Securities. The Funds can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights.


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

Additional Information Concerning Ohio Issuers

The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease - purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1998 is 11,209,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years, the State rates were below the national rates (4.3% versus 4.5% in 1998). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million


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

was transferred from the Budget Stabilization Fund ("BSF," a cash and budgetary management fund) to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million has been transferred to school building assistance, $46.3 million to the BSF, $90 million to supply classroom computers and for interactive video distance learning, and the remaining amount to the State income tax reduction fund.

The BSF had a September 30, 1999 balance of over $953 million.

The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) passed on June 24 and June 28, 1999, respectively, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bills versions as passed by the House and the Senate and in the acts as passed and signed.

The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 16 constitutional amendments approved from 1921 to date (the latest adopted in 1999) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 30, 1999 over $1.2 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($22.3 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.06 billion outstanding or awaiting delivery) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($112.7 million outstanding, with no more than $50 million to be issued in any one year).

The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

A constitutional amendment approved by the voters at the November 1999 general election authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State and facilities for state supported and assisted institutions of higher education. That, and other debt represented by direct obligations of the State (such as that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.5 billion of which were outstanding at September 30, 1999.

In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of September 30, 1999) to be approximately $31.9 million (of which $27 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund " approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease -purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state - wide aggregate approximately 46% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 126 districts (as of November 3, 1999) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court has decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision. The State has appealed to the Supreme Court, before which oral arguments were heard on November 16, 1999. That Court has issued a stay, pending appeal, of the implementation of the trial court's order. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 26 cities and villages; for 20 of them the fiscal situation was resolved and the procedures terminated (no municipality is currently in preliminary "fiscal watch" status). As of September 24, 1999, a school district "fiscal emergency" provision was applied to eight districts, and 10 were on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charmer provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

Additional Information Concerning New York Issuers

The New York Tax-Free Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the New York Tax-Free Fund will invest will change from time to time. The New York Tax-Free Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the New York Tax-Free Fund, and the New York Tax-Free Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The New York Tax-Free Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The New York Tax-Free Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the city of New York (the "City") and political subdivisions thereof and/or their agencies.

New York State. The State's current fiscal year commenced on April 1, 1999, and ends on March 31, 2000 and is referred to herein as the State's 1999-2000 fiscal year. The Legislature adopted the debt service component of the State budget for the 1999-2000 fiscal year on March 31, 1999 and the remainder of the budget on August 4, 1999. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes. The State Financial Plan for the 1999-2000 fiscal year was released on August 20, 1999 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The update to the State's financial projections based upon General Accepted Accounting Principles was dated November 5, 1999.

1999-2000 Fiscal Year State Financial Plan. The 1999-2000 State Financial Plan is projected to be balanced on a cash basis. General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.35 billion. Projected spending under the 1999-2000 budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive budget (primarily in education), offset by various actions, including reestimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association (MMIA), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. The State's enacted budget provides for $831 million in new funding for private schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.

The 1999-2000 State Financial Plan projects a closing balance in the General Fund of $2.87 billion that is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund (TSRF), $250 million in the Debt Reduction Reserve Fund (DRRF), $132 million in the Contingency Reserve Fund (CRF ) (after the proposed deposit of $25 million) and $200 million in the Community Projects Fund (CPF), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.

The State ended the first six months of the 1999-2000 fiscal year with a General Fund cash balance of $5.42 billion. Total receipts, including transfers from other funds, were approximately $11 million less than expected, with the decrease comprised of lower tax revenues ($25 million) and transfers from other funds ($8 million) offset in part by $22 million in higher miscellaneous receipts. Total disbursements through the first six months of the fiscal year were $16.88 billion. The Division of the Budget expects that most of these variances are timing-related and are not likely to affect total disbursements for the fiscal year.

The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this SAI and those projections may be changed materially and adversely from time to time.

The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board. This section discusses first the General Fund and then the other governmental funds.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1999-2000 fiscal year, the General Fund is expected to account for approximately 47.1% of total Governmental Funds disbursements and 69.3% of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. The following are the projected shares of General Fund receipts and disbursements: Receipts: Personal Income Tax - 58.4%; User Taxes and Fees - 18.7%; Business Taxes - 11.8%; Other Taxes - 2.5%; Miscellaneous Receipts/Transfers- 8.6%; Disbursements: Local Assistance - 68.5%; State Operations - 18.4%; Debt Service - 6.1%; General State Charges - 5.5%; Capital/Other - 1.5%.

State Fiscal Year 1999-2000. The General Fund is projected to be balanced on a cash basis for the 1999-2000 fiscal year. Total receipts and transfers from other funds are projected to reach $39.32 billion in 1999-2000. This total includes $35.94 billion in tax receipts, $1.36 billion in miscellaneous receipts, and over $2.02 billion in transfers from other funds. Total General Fund disbursements are projected to be $37.35 billion.

Projected General Fund Receipts

The discussion below summarizes the State's projections of General Fund tax revenues and other revenues for the 1999-2000 fiscal year.

The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. The projected yield of the tax for the 1999-2000 fiscal year is $23 billion, more than $2.9 billion above the amount reported for 1998-99. The current estimate reflects continued modest growth in financial sector bonuses with the resultant impact on withholding.

While gross collections of the personal income tax are expected to grow 8.7% from 1998-99, the exceptional year-to-year change in the estimate of receipts from this sources is still significantly attributable to the movement into the current fiscal year of the General Fund surplus available at the end of 1998-99 (through a tax refund reserve transaction). The approximately $1.7 billion impact on the year-over-year change that results from the movement of the surplus is only partially offset by the planned diversion of almost $700 million in additional receipts to the School Tax Relief Fund (STAR) Fund in the current year. In its second year, STAR now provides statewide school property tax relief to all homeowners for their primary residence.

User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use taxes are earmarked for dedicated transportation funds.

Receipts in this category in the State's 1999-2000 fiscal year are expected to total $7.35 billion, an increase of $105 million from reported results in the prior year. The sales tax component of this category accounts for virtually all of the 1999-2000 growth, as receipts from user taxes and fees are estimated to decline $177 million. The growth in yield of the sales tax in 1999-2000, after adjusting for tax law and other changes, is projected at 5.6%. The yield of other excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. General Fund declines in 1999-2000 motor vehicle fee receipts, in contrast, reflect statutory fee reductions and an increased amount of collections earmarked to the Dedicated Highway and Bridge Trust Fund.

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes.

Beginning in 1994, the surcharge rate has been phased out and, for most taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter.

Total business tax collections in the State's 1998-99 fiscal year are projected at $4.60 billion, a decline of almost $260 million since the prior fiscal year. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes. These include the first year of a scheduled corporation franchise tax rate reduction, the alternative minimum tax rate reduction, the fixed dollar minimum rate reduction, and the expansion of the investment tax credit to financial service companies. Ongoing tax reductions include the second year of the "Power of Jobs" utility tax credit program, the gross receipts tax rate reduction, and scheduled additional diversion of General Fund petroleum business and utility tax receipts to dedicated transportation funds.

Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate, a pari-mutuel tax and other minor levies. They are now projected to total $1.0 billion, $137 million below last year's amount. The primary factors accounting for most of the expected decline include: an adverse tax tribunal decision resulting in significant refunds of the now repealed real property gains tax; pari-mutuel tax reductions enacted with the 1999-2000 budget; and the effects of the already enacted reductions in the estate and gift taxes.

Significant legislation passed with the 1999-2000 enacted budget affecting these sources include both the extension of and an increase in certain temporary tax reductions at the State's race tracks and conformity with new federal estate tax provisions.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Receipts in this category in the State's 1999-2000 fiscal year are expected to total $1.36 billion, down $142 million from the prior year, reflecting the loss of non-recurring receipts in 1998-99 and the growing effects of the phase-out of the medical provider assessments, now scheduled to be eliminated in January 2000.

Transfer from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to Local Government Assistance Corporation (LGAC). Transfers from other funds are expected to total $2.02 billion, or $99 million more than total receipts from this category during 1998-99. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $93 million, while transfers from all other funds are expected to increase by $6 million.

Projected General Fund Disbursements

The State projects General Fund disbursements and transfers to other fund to total $37.35 billion. Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58% over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for Debt Services ($183 million); State Operations ($181 million); and mental hygiene programs, including funding for a cost of living increase for care providers ($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).

Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The largest areas of spending in this category are for aid to elementary and secondary schools ($10.52 billion) and for the State's share of Medicaid payments to providers ($5.53 billion). Grants to Local Governments are projected at $25.62 billion in 1999-2000, an increase of $926 million over 1998-99.

The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. It also funds the balance of aid payable for the 1998-99 school year that is due primarily in the first quarter of the 1999-2000 fiscal year. For all other educational programs, disbursements are projected to grow by $78 million to $2.99 billion.


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State Operations pays for the costs of operating the Executive, Legislative, and
Judicial branches of government, including the prison system, mental hygiene institutions, and the State University system (SUNY). The State estimates that disbursements for State Operations in 1999-2000 will total $6.85 billion, an increase of $181 million since the prior fiscal year. The growth reflects $100 million in projected spending for new collective bargaining agreements that the State expects to be ratified in the current year. Funding for this expense will come from the Collective Bargaining Reserve. The annualized costs of current collective bargaining agreements, growth in the Legislative and Judiciary budgets, and staffing costs for the State's Year 2000 compliance programs also contribute to the year-to-year growth in spending. The State's overall workforce is expected to remain stable at around 191,300 employees.

General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. General State charges also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

Disbursements in this category are estimated at $2.04 billion, a decrease of $222 million from the prior year. The change primarily reflects projected growth of $28 million in a variety of programs offset by the use of proceeds from the privatization of the Medical Malpractice Insurance Association, which is expected to offset certain General Fund fringe benefit costs over the next two fiscal years by approximately $250 million annually.

Debt Service, including short and long-term debt service, is projected at $2.28 billion in 1999-2000, an increase of $185 million over 1998-99. The growth reflects debt service costs from bond sales in prior years and certain sales planned for 1999-2000.

Transfers to Other Portfolios from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

Transfers for capital projects provide General Fund support for projects that are not financed with bond proceeds, dedicated taxes, other revenues, or federal grants. Transfers in this category are projected to total $168 million in 1999-2000. The decline of $78 million from the prior year is primarily due the delay of the receipt of payment of certain reimbursements in 1998-99.

Receipts of $50 million transferred to DRRF in 1998-99 will be used in the Capital Projects Fund in 1999-2000 to provide pay-as-you-go funding for five capital programs that were previously funded with bond proceeds. The 1999-2000 enacted budget also reserves $250 million in new resources for DRRF.

All other transfers (excluding DRRF), which reflect the remaining transfers from the General Fund to other funds, are estimated to total $385 million in 1999-2000, a decline of $84 million from 1998-99, primarily because of certain non-recurring transfers that occurred last year.

Non-recurring Resources. The DOB estimates that the 1999-2000 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $500 million, or 1.3% of General Fund resources, the largest of which is the first phase of the privatization of MMIA. To the greatest extent possible, one-time resources are expected to be utilized to finance one-time costs, including Year 2000 compliance costs and certain capital spending.

General Fund Closing Balance. The 1999-2000 Financial Plan projects a closing balance of $2.87 billion in the General Fund. The balance is comprised of the $1.82 billion cash surplus from 1998-99 that is planned to be reserved for financing already-enacted tax cuts, $473 million in the TSRF, $250 million in the DRRF, $132 million in the CRF, and $200 million in the CPF, which finances legislative initiatives.

Other Governmental Funds. In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds which are discussed below. Total spending from all


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governmental funds is projected at $73.28 billion in 1999-2000. Amounts below do not include other sources and uses of funds transferred to or from other fund types.

Special Revenue Funds. Total disbursements for programs supported by Special Revenue Funds are projected at $30.94 billion, an increase of $1.29 billion or 4.35% over the prior year. Special Revenue Funds include federal grants and State special revenue funds.

Federal grants are projected to comprise 72% of all Special Revenue spending in 1999-2000, comparable to prior years. Disbursements from federal funds are estimated at $22.17 billion, an increase of $741 million or 3.46%. Medicaid is the largest program within federal funds, accounting for 56% of total spending in this category. In 1999-2000, Medicaid spending is projected at $14.32 billion, an increase of $711 million over 1998-99. The remaining growth in federal funds is primarily for the Child Health Plus program, which is estimated at $117 million in 1999-2000. This growth is offset by decreased spending in certain social services programs resulting from more recent spending reestimates.

State special revenue spending is projected to be $8.77 billion, an increase of $550 million or 6.69% from last year. The spending growth is primarily due to $661 million for the next phrase of the STAR program and $250 million in additional general State charges funded by proceeds from the MMIA transaction, offset by a decrease of $185 million in projected educational spending as a result of lower projected Lottery proceeds and a decline of $112 million in transportation disbursements. The remainder reflects the net impact of spending reestimates.

Capital Projects Funds. Spending from Capital Project Funds in 1999-2000 is projected at $4.18 billion, an increase of $114 million or 2.80% from last year. Transportation, environmental, education and mental hygiene programs are the major sources of year-to-year spending growth in this category.

Debt Service Fund. Spending from Debt Service Funds are estimated at $3.64 billion in 1999-2000, up $370 million or 11.31% from 1998-99. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $124 million of the year-to year growth. Debt service for educational purposes, including State and City University programs financed through the Dormitory Authority, will increase by $80 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

1999-2000 GAAP-Basis Financial Plan. Statutory reporting requirements provide for updates to the State's projected financial results when presented on a GAAP basis on or before September first of each year.

The GAAP-basis results for the 1998-99 fiscal year produced an increase in the accumulated GAAP-basis surplus in the General Fund from $567 million to $1.65 billion, reflecting continued improvement in the State's fiscal health over the last several years. At March 31, 1995, the accumulated deficit in the State's General Fund was $3.3 billion.

In 1999-2000, the General Fund GAAP-basis Financial Plan shows total revenues of $37.47 billion, total expenditures of $37.59 billion and net other financing sources of $27 million. The projected accumulated General Fund GAAP-basis surplus at the close of 1999-2000 is $1.55 billion.

Special Considerations. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Mary uncertainties exist in forecasts of both the


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national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, collective bargaining negotiations and changes in the demand for and use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

Additional risks to the Financial Plan arise out of potential actions at the federal level. Potential changes to federal tax law currently under discussion as part of the federal government's efforts to enact a multi-year tax reduction package could alter the federal definitions of income on which certain State taxes rely. Certain proposals, if enacted, could have a significant impact on State revenues in the future.

The Health Care Reform Act (HCRA), effective as of January 1, 1997, moved the hospital industry into a competitive market system by allowing most non-governmental payors to negotiate reimbursement directly with hospitals. HCRA continued the New York Prospective Hospital Reimbursement Methodology rate setting system for Medicaid. HCRA legislation is scheduled to expire on December 31, 1999. It is anticipated that the State Legislature will convene a special session prior to that date to enact successor HCRA legislation.

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. This law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload and conform with certain other federal standards or face potential sanctions in the form of a reduced federal block grant and increased State/local funding requirements. Any future reduction could have an adverse impact on the State's Financial Plan. However, the State has been able to demonstrate compliance with TANF work requirements to date and does not now expect to be subject to associated federal fiscal penalties.

The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from these projections. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.


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

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. For example, the fiscal effects of tax reductions adopted in the last several fiscal years are projected to grow more substantially in the forecast period, continuing to restrain receipts levels and placing pressure on future spending levels. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

The State has projected reserves of $2.4 billion in 1999-2000 to help guard against these risks.

Year 2000 Compliance. New York State is currently addressing Year 2000 ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 aid 2000. The Year 2000 issue not only affects computer programs, but also the hardware, software and networks on which they operate. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

In April 1999 the State Comptroller released an audit on the State's Year 2000 compliance. The audit which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning.

The Office for Technology (OFT) will continue to monitor compliance progress for the States mission-critical and high-priority systems. OFT submitted a final quarterly compliance progress report to the Governor's Office for the quarter ending September 30, 1999. The 1999-2000 enacted budget allocates $19 million for priority embedded systems and $20 million for unanticipated expenses related to bringing technology into Y2K compliance. OFT reports that as of September 1999, the State's mission-critical systems are 100% compliant; 93% of the overall compliance effort on the high-priority systems has been completed with 269 systems now Year 2000 compliant. The State has also procured independent validation and verification services from a qualified vendor to perform an automated review of code for all mission-critical system which was completed in October 1999. Overall, the vendor noted that New York State agencies had followed and implemented several best practices.

The State is also addressing a number of issues related to bringing its mission critical systems into compliance, including: testing throughout 1999 of over 800 data exchange interfaces with federal, state, local and private data partners; completion of an inventory of priority equipment and systems that may depend on embedded chips and may therefore need remediation in 1999; and contacting critical vendors and supply partners to obtain Year 2000 compliance status information and assurances. Since problems could be identified during the compliance testing phase that could produce compliance delays, the State agencies were required to complete contingency plans for priority systems and business processes by the first quarter of calendar year 1999. As of June 1999, these plans have been completed and tested and are being integrated into the State Emergency Response Plan under the direction of the State Emergency Management Office. As of September 1999, 46 agencies have filed their contingency plans with the State Emergency Management Office. In addition, State agencies that regulate industries, such as the Public Service Commission, the Banking Department and others are closely monitoring the few regulated companies that are not yet compliant. The Public Service Commission reports that as of September 1999, all State-regulated utilities, with the exception of a few small water and cable companies, are ready for the Year 2000, including the existence of comprehensive contingency plans.

The State has also been working with local governments since December 1996 to raise awareness, promote action and provide assistance with Year 2000 compliance. This has included assisting local governments in addressing their local Y2K issues, guiding local governments in holding Citizen Forums to inform citizens of compliance and contingency activities in their community, and guiding citizens in their individual preparations for the Year 2000.


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

Presentations, teleconferences, written guidance materials, videotapes, a comprehensive web site and brochures have been made available and widely distributed.

While the State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations and finances.

Tax Refund Reserve Account. Personal income tax net collections in recent years have been affected by the pattern of refund payments made and reflect transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys available to pay tax refunds. The Comptroller deposits into this account tax moneys in the amounts and at the times determined in the discretion of the Commissioner of Taxation and Finance. The deposit of moneys in the account during a fiscal year reduces receipts for such fiscal year, and the withdrawal of moneys from the account increases receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program that are required to be on deposit in this account. Beginning in 1998-99, a portion of personal income tax collections was deposited directly in the School Tax Reduction (STAR) Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

Cash-Basis Results for Prior Fiscal Years. The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures.

General Fund 1996-97 through 1998-99. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

New York State's financial operations have improved during recent fiscal years. During its last seven fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

1998-99 Fiscal Year. The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finance legislative initiatives, closed the fiscal year with a balance of $312 million.

The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34% from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23% from 1997-98 levels.


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

1997-98 Fiscal Year. The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF closed the fiscal year with a balance of $170 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1997-98 fiscal year totaled $34.55 billion, an annual increase of 4.57% over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of 4.41%.

1996-97 Fiscal Year. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $65 million in 1996-97. 1n addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on deposit in the CPF. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7% from the previous fiscal year. General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7% from the 1995-96 fiscal year.

Other Governmental Funds (1996-97 through 1998-99). Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the direction of a portion of transportation-related revenues from the General Fund to two dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation, the Metropolitan Transportation Authority (MTA) and other transit entities.

In the Special Revenue Funds, disbursements increased from $26.02 billion to $29.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid and the initial costs of the STAR program. Other activity reflected dedication of taxes for mass transportation purposes, new lottery games, and new fees for criminal justice programs.

Disbursements in the Capital Projects Funds increased over the three-year period from $3.54 billion to $4.06 billion, primarily for education, environment, public protection and transportation programs. The composition of this fund type's receipts has also changed as dedicated taxes, federal grants and reimbursements from public authority bonds increased, while general obligation bond proceeds declined.

Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the ongoing costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. Disbursements in this fund type increased from $2.53 billion to $3.27 billion over the three-year period.


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GAAP-Basis Results for Prior Fiscal Years. The Comptroller prepares a comprehensive annual financial report on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The report, generally released in July each year, contains general purpose financial statements with a Combined Balance Sheet and its Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants

1998-99 Fiscal Year. The State completed its 1998-99 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund of $1.078 billion, in Debt Service Funds $209 million, and in Capital Projects Funds $154 million offset, in part, by an operating deficit in Special Revenue Funds of $117 million.

General Fund. The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

Revenues increased $1.969 billion (5.7%) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personal income taxes grew $1.733 billion, an increase of nearly 9.3%. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8%, due to increased consumer confidence. Other taxes increased $73 million, or 6.9%. Miscellaneous revenues increased $145 million, a 5.6% increase, primarily because of an increase in reimbursements from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9%, because of prior year refunds and carry forwards which were applied against the current year (1998) liabilities.

Expenditures increased $1.826 billion (5.5%) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1%) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5%) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

Net other financing sources decreased $626 million (159.3%) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

Special Revenue, Debt Service and Capital Projects Fund Types. An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0%) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3%) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (1.0%).

Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3%) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0%). Net other financing sources increased $253 million (227.4%) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million


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(10.6%) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5%) primarily because of increased capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.

1997-98 Fiscal Year. The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

General Fund. The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

Revenues increased $617 million (1.8%) over the prior fiscal year, with increases in personal income, consumption and use, and business taxes, and decreases reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2%. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or 50% as a result of increased consumer confidence. Business taxes grew $28 million, an increase of 0.5%. Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or a 12.7% decrease, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

Expenditures increased $137 million (0.4%) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6%) due mainly to an increase in spending for support for public schools. This growth was offset in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6%) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8%) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contributions of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

Net other financing sources decreased $841 million (68.2%) due to the non-recurring use of bond proceeds ($769 million) provided by the Dormitory Authority of the State of New York (DASNY) to pay the outstanding pension amortization liability incurred in 1997.

Special Revenue, Debt Service and Capital Projects Fund Types. An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3%) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3%) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3%).

Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6%) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million (14.4%). Net other financing sources increased $89 million (401.3%) due primarily to savings achieved through advance refundings of outstanding bonds.

An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6%) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Expenditures increased $146


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million (4.5%) primarily as a result of increased capital construction spending for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

1996-97 Fiscal Year. The State completed its 1996-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

General Fund. The State reported a General Fund operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local government of $244 million.

Revenues increased S 1.91 billion (nearly 6.0%) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6%, despite implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7% as a result of increased consumer confidence. Business taxes grew $268 million, an increase of 5.6%, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1% increase, because of legislated increases in receipts from the Medical Malpractice Insurance Association and from medical provider assessments.

Expenditures increased $830 million (2.6%) from the prior fiscal year, with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2%) primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4%) due mainly to an increase in spending for support for public schools and physically handicapped children offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7%). Social services spending continues to decline because of cost containment strategies and declining caseloads.

Net other financing sources increased $475 million (62.6%) due mainly to bond proceeds provided by DASNY to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

Special Revenue, Debt Service and Capital Projects Fund Types. An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 fiscal year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2%) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6%) as a result of increased costs for departmental operations. Net other financing uses decreased $275 million (8.0%) primarily because of declines in amounts transferred to other funds.

Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6%) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0%). Net other financing sources decreased $277 million (92.6%) due primarily to an increase in payments on advance refundings.

An operating surplus of $98 million was reported in the Capital Projects Funds for the State's 1996-97 fiscal year and, as a result, the accumulated fund deficit decreased to $614 million. Revenues increased $100 million (5.0%) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0%) because of declines in capital grant for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.


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Economics and Demographics. This section presents economic information about the
State which may be relevant in evaluating the future prospects of the State. However, the demographic information and statistical data, which have been obtained from the sources indicated, do not present all factors which may have a bearing on the State's fiscal and economic affairs. Further, such information requires economic and demographic analysis in order to assess the import of the data presented. The data and analysis may be interpreted differently, according to the economist or other expert consulted.

Current Economic Outlook. Many uncertainties exist in any forecast of the national and State economies, particularly in light of the recent volatility in the international economy and domestic financial markets. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events occur. The actual rate of change in any, or all, of the concepts that are forecasted may differ substantially and adversely from the outlook described below.

U.S. Economy. Economic growth during both 1999 and 2000 is expected to be slower than in 1998. Growth in domestic consumption, which as been a major driving force behind the nation's strong economic performance in recent years, is expected to slow in 2000 as consumer confidence retreats from historic highs and the stock market ceases to provide large amounts of extra discretionary income. The forecast projects real GDP growth of 3.8% in 1999, slightly below the 1998 growth rate. In 2000, the rate of growth in real GDP growth is expected to fall further to 3.1%. The growth of nominal GDP is projected to increase from 4.9% in 1998 to 5.2% in 1999 and fall to 4.7% in 2000. The inflation rate as measured by the Consumer Price Index is expected to increase to 2.3% in 1999 and rise to 2.8% in 2000. The annual rate of job growth is expected to be 2.2% in 1999, lower than the strong growth rate experienced in 1998. In 2000, employment growth is forecast to slow further, to 2.0%. Growth in personal income and wages is expected to remain fairly strong in 1999 and 2000.

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

The growth of personal income is projected to decrease from 5.2% in 1998 to 4.8% in 1999, and then grow 4.9% in 2000. The growth in average wages is expected to outpace the inflation rate in both 1999 and 2000. Overall employment growth is expected to be 2.0% in 1999, almost the same as in 1998, but is expected to drop to 1.7% in 2000, reflecting the slowing growth of the national economy, continued spending restraint in government, constraints in labor supply, and continued restructuring in the manufacturing, health care, and banking sectors.

Services. The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

Manufacturing. Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

Trade. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

Finance, Insurance and Real Estate. New York City is the nation's leading center of banking and finance and, as a result this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for


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under one-tenth of all non-agricultural jobs in the State, it contributes about one-fifth of all non-farm labor and proprietors' income.

Agriculture. Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

Government. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

Economic and Demographic Trends. In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, personal income in the State has risen more slowly since 1988 than personal income for the nation as a whole, although preliminary data suggests that, in 1998, personal income in the State rose more rapidly.

Legal Categories of State Debt and Other Financings. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.

General Obligation and State-Guaranteed Financing. There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (TRANs), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (BANs). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State utilizes the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.


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Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority
(JDA) and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. State guaranteed bonds of the Thruway Authority and the Port Authority of New York and New Jersey were fully retired on July 1, 1995 and December 31, 1996, respectively.

In February 1997, the JDA issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities wee suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact additional refinancings in 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1999-2000 fiscal year.

Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

Lease-Purchase and Contractual-Obligation Financing. The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments.

The State also participates in the issuance of certificates of participation
(COPs) in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the, Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Moral Obligation and Other Financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (HFA) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation (UDC) and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1999-2000 fiscal year.


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In addition to the moral obligation financing arrangements described above,
State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financial troubled localities. The Municipal Assistance Corporation for the City of New York (NYC MAC) was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no such bonds are outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy (Troy
MAC). The bonds issued by Troy MAC do not include moral obligation provisions.

The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formerly issued by the New York State Medical Care Facilities Finance Agency (MCFFA) and now included as debt of the Dormitory Authority of the State of New York (DASNY), or bonds issued directly by DASNY, in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1999-2000 fiscal year. The statutory authorization to issue bonds under this program expired on March 1, 1998.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.

1999-2000 Borrowing Plan. Section 22-c of the State Finance Law, as amended by Chapter 389 of the Laws of 1997, requires the Governor to submit the five-year Capital Program and Financing Plan (the "Plan") with the Executive Budget. The proposed 1999-2000 through 2003-04 Capital Program and Financing Plan was released with the Executive Budget on January 27, 1999 and updated to reflect the 30-Day Amendments on February 12, 1999. The Plan is required to be updated by the later of July 30 or 90 days after the enactment of the State Budget. The DOB expects to issue the updated Plan to reflect actions taken in the 1999-2000 enacted budget by the end of November 1999. A copy of the updated Plan, when available can be obtained by contacting the DOB, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.state.ny.us/dob.

The State's 1999-2000 borrowing plan projects issuances of $235 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $113 million in general obligation BANs. The State expects to issue up to $366 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1999-2000 fiscal year. Of this amount, it is anticipated that approximately $138 million will be used to finance agency equipment acquisitions and to reimburse State special revenue funds for prior year disbursements for Y2K compliance services. Approximately $228 million is expected


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to finance the purchase of new welfare computer systems designed to improve case management, fraud detection and child support collection capabilities.

Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1999-2000. Included therein are borrowings by: (i) DASNY for the State University of New York (SUNY); the City University of New York (CUNY); other education purposes; and mental health facilities; (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prisons, youth facilities and economic development purposes; (iv) the Environmental Facilities Corporation (EFC) for environmental projects; and (v) HFA for housing programs. These borrowings include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes. Four public authorities (Thruway Authority, DASNY, UDC and
HFA) are authorized to issue bonds under this program. The projections of State borrowings for the 1999-2000 fiscal year are subject to change as market conditions, interest rates and other facts vary throughout the fiscal year.

Outstanding Debt of the State and Certain Authorities. For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

State-Supported Debt Outstanding

General Obligation Bond Programs. The first type of State-supported debt, general obligation debt, is currently authorized for three programmatic categories: transportation, environmental and housing. The amount of general obligation bonds and BANs issued in the 1996-97 through 1998-99 fiscal years (excluding bonds issued to redeem BANs) were $439 million, $486 million, and $249 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 1999, the total amount of outstanding general obligation debt was $4.8 billion, including $185 million in BANs.

Lease-Purchase and Contractual- Obligation Financing Programs. The second type of State-supported debt, lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities, has been used primarily by the State to finance the States' highway and bridge program, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation, and various other State capital projects.

The State has utilized and expects to continue to utilize lease-purchase and contractual-obligation financing arrangements to finance its capital programs, in addition to authorized general obligation bonds. Some of the major capital programs financed by lease-purchase and contractual obligation agreements are highlighted below.

Transportation. The State Department of Transportation is primarily responsible for maintaining and rehabilitating the State's system of highways and bridges, which includes 40,000 State highway lane miles and 7,500 State bridges. The Department also oversees and funds programs for rail and aviation projects and programs that help defray local capital expenses associated with road and bridge projects.

Legislation enacted in 1991 established the Dedicated Highway and Bridge Trust Fund to provide for the dedication of a portion of the petroleum business tax and certain other transportation-related taxes and fees for transportation improvements. Legislation enacted in 1996 authorized a five-year, $12.7 billion plan for State and local highways and bridges through 1999-2000, to be financed by a combination of federal grants, pay-as you-go capital and bond proceeds supported by the Dedicated Highway and Bridge Trust Fund, and a small amount of general obligation bonds remaining under previous authorizations. The 1998-99 enacted budget increased this plan to $13 billion, which was maintained with the 1999-2000 enacted budget.

The State has supported the capital plans of the MTA in part by entering into service contracts relating to certain bonds issued by the MTA. Legislation adopted in 1992 and 1993 also authorized payments, subject to appropriation, of a portion of the petroleum business tax from the State's Dedicated Mass Transportation Trust Fund to the MTA and authorized it to be used as a source of payment for bonds to be sold by the MTA to support its capital program.

Education. The State finances the physical infrastructure of SUNY and CUNY and their respective community colleges and the State Education Department through direct State capital spending and through financing arrangements with DASNY, paying all capital costs of the senior colleges and sharing equally with local governments for the community colleges, except that SUNY dormitories are financed through dormitory fees.

The 34 SUNY campuses include more than 2,300 buildings, including classrooms, dormitories, libraries, athletic and student facilities and other buildings of which 84% are over 20 years of age. Together with the 30 SUNY community colleges, the SUNY system serves nearly 290,000 full-time students. The CUNY system is comprised of 11 senior colleges and 6 community colleges that serve approximately 150,000 full-time students.

Mental Hygiene/Health. The State provides care for its citizens with mental illness, mental retardation and developmental disabilities, and for those with chemical dependencies, through the Office of Mental Health (OMH), the Office of Mental Retardation and Developmental Disabilities (OMRDD) and the Office of Alcoholism and Substance Abuse Services (OASAS). Historically, this care has been provided at large State institutions. Beginning in the 1980s, the State adopted policies to provide institutional care to those most in need and to expand care in community residences. OMRDD has closed 12 of its 20 developmental centers. OMH has reduced its adult institutional population from 22,000 in 1982 to 5,101 at the end of 1998-99.

In 1997, OMH released a "Statewide Comprehensive Plan for Mental Health Services 1997-2001." The plan presents the programmatic and fiscal strategy of implementing an integrated community-based system of care, de-emphasizing State adult inpatient hospitalization. It estimates that the State-operated adult inpatient census will decline to a range of 3,700 to 4,700 by the end of the decade. As OMH approaches its long-term census targets and inpatient bed needs diminish, plans are underway to develop alternative uses for surplus facilities. Capital investments for these programs are primarily supported by patient revenues through financing arrangements with DASNY.

Various capital programs for Department of Health facilities have also been financed by DASNY using contractual-obligation financing arrangements.

Corrections. During the 10-year period 1983 through 1992, the State's prison system more than doubled in size due to the unprecedented increase in demand for prison space. Today, the system houses approximately 71,000 inmates in 71 facilities with 3,400 buildings. Although the Department of Correctional Services (DOCS) capital program was focused primarily on rehabilitation of existing facilities in the early 1990s, continued inmate population growth and projected future growth indicate the need for both expansion of existing facilities and new facilities. The 1997-98 and 1998-99 enacted budgets authorized the addition of approximately 4,600 beds in response to this population growth.

Other Programs. The State also uses lease-purchase and contractual-obligation financing arrangements for the institutional facilities of the Office of Children and Family Services (formerly known as the Division for Youth), and Youth Opportunity Centers; the State's housing programs; and various environmental, economic development, and State building programs. In addition, DASNY has issued taxable pension bonds to refinance the balance of a pre-existing State pension, liability, for the purpose of achieving present value savings.

State Government Employment. The State has approximately 191,000 full-time equivalent employees funded from all funds, including part-time and temporary employees but excluding seasonal, legislative and judicial employees.

The current size of the State workforce reflects continuing efforts to streamline operations and improve efficiency. The workforce is now 17.2% smaller than it was nine years ago, when it peaked at 230,600 positions and the State began its workforce reduction efforts. Between 1994-95 and 1996-97, the State implemented concerted workforce initiatives that resulted in a reduction of about 20,000 positions (more than one half of the overall reduction since 1990), with levels stabilized in the last two fiscal years.

Negotiating units for State employees are defined by the State Public Employment Relations Board. Collective bargaining negotiations are conducted by the Governor's Office of Employee Relations except for employees of the Judiciary, public authorities and the Legislature. Such negotiations include terms and conditions of employment, except grade classification policies and certain pension benefits. Approximately 93% of the State workforce is unionized. The remainder of the workforce (about 12,000) is designated as managerial or confidential and is excluded from collective bargaining. In practice, however, the results of collective bargaining negotiations are generally applied to all State employees within the executive agencies. The State is currently negotiating with various unions to establish new agreements as most of the existing contracts expired on March 31, 1999.

Under the State's Taylor Law, the general statute governing public employee-employer relations in the State, employees are prohibited from striking. A strike against the State last occurred in 1979 by employees of the Department of Correctional Services.

State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 37% of the membership during the 1998-99 fiscal year. There were 2,842 other public employers participating in the Systems, including all cities (except New York City), all counties, most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 1999, 593,188 persons were in membership and 289,046 pensioners and beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions. Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, have been required to contribute 3% of their salaries.

By law, the State makes its annual payment to the Systems on or before March 1 for the then current fiscal year ending on March 31 based on an estimate of the required contribution prepared by the Systems. The Director of the Budget is authorized to revise and amend the estimate of the Systems' bill for purposes of preparing the State's budget for a fiscal year. Legislation also provides that any underpayments by the State (as finally determined by the Systems) must be paid, with interest at the actuarially assumed interest earnings rate, in the second fiscal year following the year of the underpayment. Similarly, any overpayment for a fiscal year serves as a credit against the Systems' estimated bill for the second fiscal year following the fiscal year in which the overpayment is made.

During the 1998-99 fiscal year, the State paid the Systems' 1998-99 estimated bill of $122.3 million. The difference between the amounts paid on the estimated bill and the final bill with interest results in an underpayment of the final bill in the amount of $2.0 million and will be billed on March 1, 2001 ($1.9 million if paid on September 1, 2000).

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The net assets available for benefits as of March 31, 1999 were $112.7 billion (including $2.2 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 1999 was $92.5 billion. For current retirees and beneficiaries alone the amount was $29.4 billion. Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

Determining Net Asset Value for the Money Market Funds

The Money Market Funds use the amortized cost method to determine their NAV.

Use of the Amortized Cost Method. The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Trustees must establish procedures reasonably designed to stabilize the NAV, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Trust's Trustees also have established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the NAV of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding shares without monetary consideration, or using a NAV determined by using available market quotations.

Monitoring Procedures

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the NAV based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening a Money Market Fund's average maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Investment Restrictions

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in Which the Funds Can Invest." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Trustees or their delegate must determine that they are of comparable quality. The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, which generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount which may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security. This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund. Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount which it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities. However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Valuation of Portfolio Securities

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. With respect to the Money Market Funds, a "Business Day is a day on which the NYSE and the Federal Reserve Bank of Cleveland are open. The NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Valuation of Portfolio Securities for the Taxable Bond Funds and the Tax-Free Bond Funds.

Investment securities held by the Fund for Income, the Government Mortgage Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, and the Limited Term Income Fund (the "Taxable Bond Funds") and the National Municipal Bond Fund, the New York Tax-Free Fund, and the Ohio Municipal Bond Fund (the "Tax-Free Bond Funds") are valued on the basis of security valuations provided by an independent pricing service, approved by the Trustees, which determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

Valuation of Portfolio Securities for the Equity Funds.

Each equity security held by a Fund is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid quotation on that day. Exchange listed convertible debt securities are valued at the bid obtained from broker-dealers or a comparable alternative, such as Bloomberg or Reuters, based upon pricing procedures approved by the Board of Trustees. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of The Victory Portfolios' officers in a manner specially authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Performance

Performance of the Money Market Funds.

Performance for a class of shares of a Money Market Fund depends upon such variables as:

      o     portfolio quality;
      o     average portfolio maturity;
      o     type of instruments in which the portfolio is invested;
      o     changes in interest rates on money market instruments;
      o     changes in Fund (class) expenses; and
      o     the relative amount of Fund (class) cash flow.

From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services, and financial publications.

Yield. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

      o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

      o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

      o     multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees. The seven-day yields of the Money Market Funds for the seven-day period ending October 31, 1999 are listed in the following table.

--------------------------------------------------------------------------------
Federal      Money     Market:     5.07%  Ohio Municipal Money Market      2.69%
Investor
--------------------------------------------------------------------------------
Federal Money Market:  Select      4.81%  Prime Obligations                4.81%
--------------------------------------------------------------------------------
Financial Reserves                 4.88%  Tax-Free Money Market            2.76%
--------------------------------------------------------------------------------
Gradison Government Reserves       4.66%  U.S. Government Obligations:     4.71%
                                          Investor
--------------------------------------------------------------------------------
Institutional   Money  Market:     5.28%  U.S. Government Obligations:     4.45%
Investor                                  Select
--------------------------------------------------------------------------------
Institutional   Money  Market:     4.95%
Select
--------------------------------------------------------------------------------

Effective Yield. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:

      o     adding 1 to the base period return;
      o     raising the sum to the 365/7th power; and
      o     subtracting 1 from the result.

The effective yields of Money Market Funds for the seven-day period ending October 31, 1999 are listed below.

--------------------------------------------------------------------------------
Federal Money Market:  Investor    5.20%  Ohio Municipal Money Market      2.73%
--------------------------------------------------------------------------------
Federal Money Market:  Select      4.93%  Prime Obligations                4.92%
--------------------------------------------------------------------------------
Financial Reserves                 4.99%  Tax-Free Money Market            2.80%
--------------------------------------------------------------------------------
Gradison Government Reserves       4.77%  U.S. Government Obligations:     4.82%
                                          Investor
--------------------------------------------------------------------------------
Institutional    Money   Market:   5.42%  U.S. Government Obligations:     4.55%
Investor                                  Select
--------------------------------------------------------------------------------
Institutional    Money   Market:   5.08%
Select
--------------------------------------------------------------------------------

Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the NAV of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The total returns of the Money Market Funds for the one year, five year, and ten year periods ending October 31, 1999 and the period since inception are as follows:

--------------------------------------------------------------------------------
                              Inception                                  Since
                                Date     One-Year  Five-Year  Ten-Year Inception
--------------------------------------------------------------------------------
Federal Money Market Fund:    3/23/88      4.82%     4.99%      4.85%      5.30%
Investor
--------------------------------------------------------------------------------
Federal Money Market Fund:    3/23/98      4.56%       N/A        N/A      4.81%
Select
--------------------------------------------------------------------------------
Financial Reserves Fund        4/4/83      4.62%     5.06%      4.92%      6.03%
--------------------------------------------------------------------------------
Gradison Government Reserves  4/26/76      4.44%     4.85%      4.71%      7.13%
Fund
--------------------------------------------------------------------------------
Institutional Money Market    1/10/83      5.03%     5.44%      5.22%      6.42%
Fund:  Investor
--------------------------------------------------------------------------------
Institutional Money Market     6/5/95      4.72%       N/A        N/A      4.88%
Fund:  Select
--------------------------------------------------------------------------------
Ohio Municipal Money Market    7/3/85      2.49%     2.99%      3.17%      3.60%
--------------------------------------------------------------------------------
Prime Obligations Fund       11/18/86      4.52%     4.89%      4.91%      5.48%
--------------------------------------------------------------------------------
Tax-Free Money Market         8/24/88      2.55%     3.00%      3.19%      3.48%
--------------------------------------------------------------------------------
U.S. Government Obligations:   1/8/97      4.27%     4.85%      4.77%      5.26%
Investor
--------------------------------------------------------------------------------
U.S. Government Obligations: 11/18/86      4.54%       N/A        N/A      4.94%
Select
--------------------------------------------------------------------------------

In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns of the Money Market Funds for the five year and ten year periods ending October 31, 1999 and the period since inception are as follows:

--------------------------------------------------------------------------------
                                    Inception                           Since
                                      Date     Five-Year   Ten-Year   Inception
--------------------------------------------------------------------------------
Federal    Money    Market   Fund:   3/23/88    27.58%     60.65%      82.12%
Investor
--------------------------------------------------------------------------------
Federal    Money    Market   Fund:   3/23/98       N/A        N/A       7.84%
Select
--------------------------------------------------------------------------------
Financial Reserves Fund               4/4/83    27.98%     61.60%     164.01%
--------------------------------------------------------------------------------
Gradison Government Reserves Fund    4/26/76    26.72%     58.42%     404.70%
--------------------------------------------------------------------------------
Institutional  Money  Market Fund:   1/10/83    30.34%     66.29%     184.64%
Investor
--------------------------------------------------------------------------------
Institutional  Money  Market Fund:    6/5/95       N/A        N/A      23.36%
Select
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund      7/3/85    15.90%     36.66%      66.03%
--------------------------------------------------------------------------------
Prime Obligations Fund              11/18/86    26.95%     61.55%      99.59%
--------------------------------------------------------------------------------
Tax-Free Money Market Fund           8/24/88    15.93%     36.85%      46.58%
--------------------------------------------------------------------------------
U.S.    Government     Obligations    1/8/97    26.72%     59.39%      94.21%
Fund:  Investor
--------------------------------------------------------------------------------
U.S.    Government     Obligations  11/18/86       N/A        N/A      14.52%
Fund:  Select
--------------------------------------------------------------------------------

Performance of the Non-Money Market Funds.

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at NAV" of an investment in each class of Non-Money Market Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods.

However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Class A shares of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the type of investments the Non-Money Market Fund holds, and operating expenses.

Performance -- Class G Shares. The Diversified Stock Fund, Established Value Fund, Fund for Income, Gradison Government Reserves Fund, International Growth Fund, Ohio Municipal Bond Fund, and Small Company Opportunity Fund offer Class G shares. This class was established to facilitate the reorganization of the Gradison Funds, a family of mutual funds advised by the Gradison Division of McDonald & Company Securities, Inc. See "Purchasing Shares -- Class G Shares" in this SAI. The following table lists each Gradison Fund and its corresponding Victory Fund.

      Gradison Fund:                  Victory Fund (Class G):
      U.S. Government Reserves   ->   Gradison Government Reserves Fund
      Government Income Fund     ->   Fund for Income
      Ohio Tax-Free Income Fund  ->   Ohio Municipal Bond Fund
      Established Value Fund     ->   Established Value Fund
      Growth & Income Fund       ->   Diversified Stock Fund
      Opportunity Value Fund     ->   Small Company Opportunity Fund
      International Fund         ->   International Growth Fund

In addition, the Stock Index Fund began offering Class G Shares on June 30, 1999 and the Intermediate Income Fund, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Value Fund, Growth Fund, Special Value Fund, Balanced Fund, Convertible Securities Fund and Real Estate Investment Fund began offering Class G Shares on December 15, 1999.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

            Standardized Yield = 2 [(a-b + 1)6 - 1]
                                    ----
                                     cd

 The symbols above represent the following factors:
      a =   dividends and interest earned during the 30-day period.
      b =   expenses accrued for the period (net of any expense
            reimbursements).
      c =   the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =   the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ. The yields on the Funds for the 30-day period ended October 31, 1999 were as follows:

---------------------------------------------------------------------------
Balanced Fund: A              2.29%  LifeChoice Growth              1.45%
---------------------------------------------------------------------------
Convertible Securities        4.50%  LifeChoice Moderate            2.48%
Fund
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Diversified Stock Fund: A     0.26%  Limited Term Income Fund       5.31%
---------------------------------------------------------------------------
Diversified Stock Fund: G     0.05%  National  Muni Bond Fund: A    3.55%
---------------------------------------------------------------------------
Established Value Fund: G     0.17%  New York Tax-Free Fund: A      3.84%
---------------------------------------------------------------------------
Fund for Income: A            5.77%  Ohio Municipal Bond Fund: A    4.15%
---------------------------------------------------------------------------
Fund for Income: G            6.00%  Ohio Municipal Bond Fund: G    4.45%
---------------------------------------------------------------------------
Government Mortgage Fund      5.44%  Ohio Regional Stock Fund: A    1.06%
---------------------------------------------------------------------------
Growth Fund                  (0.19)% Real Estate Investment Fund    4.88%
---------------------------------------------------------------------------
Intermediate Income Fund      5.57%  Small Co. Opp'ty Fund: A      (0.09)%
---------------------------------------------------------------------------
International Growth Fund: A   N/A   Small Co. Opp'ty Fund: G      (0.33)%
---------------------------------------------------------------------------
International Growth Fund: G   N/A   Special Value Fund: A          0.58%
---------------------------------------------------------------------------
Investment   Quality  Bond    5.66%  Stock Index Fund: A            1.08%
Fund
---------------------------------------------------------------------------
Lakefront Fund                0.14%  Stock Index Fund: G            0.90%
---------------------------------------------------------------------------
LifeChoice Conservative       3.56%  Value Fund                     0.35%
---------------------------------------------------------------------------

Dividend Yield and Distribution Returns. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of fund shares, do not, by themselves, result in gain to shareholders. The "dividend yield" is calculated as follows:

Dividend Yield of the Class =   Dividends of the Class for a Period of One-Year
                                -----------------------------------------------
                                Max. Offering Price of the Class (last day of period

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and NAV, and distribution returns on Class A shares at maximum offering price and NAV for the one year period ended October 31, 1999 were as follows:

-------------------------------------------------------------------------------
                               Dividend                Distribution
                               Yield at    Dividend    Return at    Distribution
                               Maximum     Yield at    Maximum      Return at
                               Offering    Net Asset   Offering     Net Asset
                               Price       Value       Price        Value
-------------------------------------------------------------------------------
Balanced Fund                      1.96%       2.08%      7.69%        8.16%
-------------------------------------------------------------------------------
Convertible Securities Fund        5.09%       5.40%      5.27%        5.59%
-------------------------------------------------------------------------------
Diversified Stock Fund             0.30%       0.32%     20.32%       21.56%
-------------------------------------------------------------------------------
Fund for Income                    5.97%       6.09%      5.97%        6.09%
-------------------------------------------------------------------------------
Government Mortgage Fund           5.41%       5.74%      5.41%        5.74%
-------------------------------------------------------------------------------
Growth Fund                        0.00%       6.75%      0.00%        7.16%
-------------------------------------------------------------------------------
Intermediate Income Fund           5.06%       5.37%      5.18%        5.49%
-------------------------------------------------------------------------------
International Growth Fund          0.00%       0.00%      2.72%        2.89%
-------------------------------------------------------------------------------
Investment Quality Bond Fund       5.29%       5.61%      5.29%        5.61%
-------------------------------------------------------------------------------
Lakefront Fund                     0.59%       0.63%     11.39%       12.08%
-------------------------------------------------------------------------------
LifeChoice        Conservative       N/A       5.37%        N/A        7.43%
Investor Fund
-------------------------------------------------------------------------------
LifeChoice   Growth   Investor       N/A       2.03%        N/A        4.55%
Fund
-------------------------------------------------------------------------------
LifeChoice  Moderate  Investor       N/A       3.07%        N/A        5.25%
Fund
-------------------------------------------------------------------------------
Limited Term Income Fund           5.00%       5.10%      5.00%        5.10%
-------------------------------------------------------------------------------
National Municipal Bond Fund       3.77%       4.00%      6.01%        6.38%
-------------------------------------------------------------------------------
New York Tax-Free Fund             4.79%       5.09%      4.79%        5.09%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               Dividend                Distribution
                               Yield at    Dividend    Return at    Distribution
                               Maximum     Yield at    Maximum      Return at
                               Offering    Net Asset   Offering     Net Asset
                               Price       Value       Price        Value
-------------------------------------------------------------------------------
Ohio Municipal Bond Fund           4.13%       4.38%      5.68%        6.03%
-------------------------------------------------------------------------------
Ohio Regional Stock Fund           0.92%       0.98%     14.32%       15.20%
-------------------------------------------------------------------------------
Real Estate Investment Fund        4.98%       5.29%      4.98%        5.29%
-------------------------------------------------------------------------------
Small Company Opportunity Fund     0.22%       0.24%      0.45%        0.47%
-------------------------------------------------------------------------------
Special Value Fund                 0.58%       0.62%      4.79%        5.09%
-------------------------------------------------------------------------------
Stock Index Fund                   1.18%       1.25%      9.34%        9.91%
-------------------------------------------------------------------------------
Value Fund                         0.20%       0.22%     15.87%       16.83%
-------------------------------------------------------------------------------

The dividend yield and distribution returns on Class G shares for the period from commencement of operations to October 31, 1999 were as follows.

-------------------------------------------------------------------------------
                            Commencement Date  Dividend Yield   Distribution
                                                                  Returns
-------------------------------------------------------------------------------
Diversified Stock Fund       March 29, 1999          0.23%           21.47%
-------------------------------------------------------------------------------
Established Value             April 5, 1999          0.33%            2.96%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Fund for Income              March 29, 1999          6.16%            6.16%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
International Growth Fund    March 29, 1999          0.00%            2.90%
-------------------------------------------------------------------------------
Ohio Municipal Bond Fund     March 29, 1999          4.40%            6.06%
-------------------------------------------------------------------------------
Small Company Opportunity    March 29, 1999          0.24%            0.48%
Fund
-------------------------------------------------------------------------------
Stock Index Fund              June 30, 1999          1.21%            9.87%
-------------------------------------------------------------------------------

Total Returns. The "average annual total return" of a Fund, or of each class of a Fund, is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

            (ERV/P)1/n-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

            ERV - P = Total Return
            -------
               P

In calculating total returns for Class A shares of the Funds, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at NAV, as discussed below). Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV, and that the investment is redeemed at the end of the period.

The average annual total return and cumulative total return on Class A and G shares, for the period from the commencement of operations to October 31, 1999 (life of fund) at maximum offering price is shown on the table that follows. The average annual total return for the one and five year periods (when applicable) ended October 31, 1999 also are shown on this table.

-----------------------------------------------------------------------------------------------------
                                         Average
                                         Annual       Cumulative
                                         Total        Total        One-Year    Five-Year   Ten-Year
                                         Return for   Return for  Average     Average     Average
                                         the Life     the Life     Annual      Annual      Annual
                                         of the       of the       Total       Total       Total
                                         Fund at      Fund at      Return at   Return at   Return at
                              Maximum    Maximum      Maximum      Maximum      Maximum     Maximum
                  Inception   Sales      Offering     Offering     Offering    Offering    Offering
Fund -- Class     Date        Charge     Price        Price        Price       Price       Price
-----------------------------------------------------------------------------------------------------
Balanced -- A     12/10/93   5.75%        12.29%        97.89%       5.34%      14.75%         N/A
-----------------------------------------------------------------------------------------------------
Convertible       4/14/88    5.75%        10.59%       219.61%       5.96%      10.59%      10.27%
Sec's -- A
-----------------------------------------------------------------------------------------------------
Diversified       10/20/89   5.75%        16.08%       346.14%      12.52%      22.03%      16.25%
Stock -- A
-----------------------------------------------------------------------------------------------------
Diversified       3/26/99    None            N/A         4.73%         N/A         N/A         N/A
Stock - G
-----------------------------------------------------------------------------------------------------
Established       8/16/83    None         14.26%       767.19%      17.63%      16.54%      12.80%
Value -- G
-----------------------------------------------------------------------------------------------------
Fund for Income   9/16/87    2.00%         7.57%       142.13%     (0.25)%       6.99%       6.83%
-- A
-----------------------------------------------------------------------------------------------------
Fund for Income   3/26/99    None            N/A         0.72%         N/A         N/A         N/A
-- G
-----------------------------------------------------------------------------------------------------
Government        5/18/90    5.75%         6.78%        85.87%     (4.49)%       5.85%         N/A
Mortgage
-----------------------------------------------------------------------------------------------------
Growth -- A       12/3/93    5.75%        20.70%       203.93%      17.10%      24.12%         N/A
-----------------------------------------------------------------------------------------------------
Intermediate      12/10/93   5.75%         3.67%        23.65%     (5.91)%       4.87%         N/A
Inc. -- A
-----------------------------------------------------------------------------------------------------
Int'l Growth -- A 5/18/90    5.75%         7.73%       102.24%      22.03%       7.11%         N/A
-----------------------------------------------------------------------------------------------------
Int'l Growth -- G 3/26/99    None            N/A        20.03%         N/A         N/A         N/A
-----------------------------------------------------------------------------------------------------
Inv. Quality      12/10/93   5.75%         3.84%        24.87%     (6.86)%       5.37%         N/A
Bond
-----------------------------------------------------------------------------------------------------
Lakefront         3/3/97     5.75%        13.76%        40.96%      17.85%         N/A         N/A
-----------------------------------------------------------------------------------------------------
LifeChoice Cons.  12/31/96   None          7.76%        23.59%       8.24%         N/A         N/A
-----------------------------------------------------------------------------------------------------
LifeChoice        12/31/96   None         10.84%        33.87%      15.33%         N/A         N/A
Growth
-----------------------------------------------------------------------------------------------------
LifeChoice        12/31/96   None          9.36%        28.85%      12.42%         N/A         N/A
Moderate
-----------------------------------------------------------------------------------------------------
Limited Term      10/20/89   2.00%         5.76%        75.32%     (0.36)%       5.12%       5.73%
Income
-----------------------------------------------------------------------------------------------------
Nat'l Muni Bond   2/3/94     5.75%         4.04%        25.55%     (6.72)%       5.64%         N/A
-- A
-----------------------------------------------------------------------------------------------------
NY Tax-Free -- A  2/11/91    5.75%         5.07%        53.90%     (7.38)%       3.78%         N/A
-----------------------------------------------------------------------------------------------------
Ohio Muni Bond    5/18/90    5.75%         6.07%        74.53%     (7.88)%       5.42%         N/A
-- A
-----------------------------------------------------------------------------------------------------
Ohio Muni Bond    3/26/99    None            N/A       (3.59)%         N/A         N/A         N/A
-- G
-----------------------------------------------------------------------------------------------------
Ohio Reg. Stock   10/20/89   5.75%        10.20%       164.94%    (11.69)%       9.67%      10.55%
-- A
-----------------------------------------------------------------------------------------------------
Real Estate Inv.  4/30/97    5.75%         0.66%         1.67%     (5.70)%         N/A         N/A
--A
-----------------------------------------------------------------------------------------------------
Small Co. Opp'ty  3/26/99    5.75%           N/A         4.20%         N/A         N/A         N/A
-- A
-----------------------------------------------------------------------------------------------------
Small Co. Opp'ty  8/16/83    None          9.62%       342.84%     (3.14)%      10.37%       9.73%
-- G
-----------------------------------------------------------------------------------------------------
Special Value --  12/3/93    5.75%         8.46%        61.59%     (4.98)%       8.81%         N/A
A
-----------------------------------------------------------------------------------------------------
Stock Index -- A  12/3/93    5.75%        20.46%       200.43%      17.74%      23.72%         N/A
-----------------------------------------------------------------------------------------------------
Stock Index -- G  6/30/99    None            N/A       (0.46)%         N/A         N/A         N/A
-----------------------------------------------------------------------------------------------------
Value -- A        12/3/93    5.75%        18.52%       172.90%      13.10%      21.45%         N/A
-----------------------------------------------------------------------------------------------------

From time to time the Non-Money Market Funds also may quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares of the Funds, at NAV for the period from the commencement of operations to October 31, 1999 (life of fund) are shown in the table that follows.

-------------------------------------------------------------------------------------
                   Average     Cumulative                    Average     Cumulative
                   Annual      Total                         Annual      Total
                   Total       Return at                     Total       Return at
                   Return at   Net Asset                     Return at   Net Asset
                   Net Asset   Value                         Net Asset   Value
                   Value                                     Value
-------------------------------------------------------------------------------------
Balanced            13.42%     109.96%     LifeChoice          9.36%      28.85%
                                           Moderate
-------------------------------------------------------------------------------------
Convertible Sec's   11.15%     239.10%     Limited Term        5.97%      78.83%
                                           Income
-------------------------------------------------------------------------------------
Diversified Stock   16.77%     373.36%     Nat'l Muni Bond     5.12%      33.21%
-------------------------------------------------------------------------------------
Fund for Income      7.75%     147.17%     NY Tax-Free         5.78%      63.26%
-------------------------------------------------------------------------------------
Government           7.45%      97.21%     Ohio Muni Bond      6.73%      85.18%
Mortgage
-------------------------------------------------------------------------------------
Growth              21.91%     222.47%     Ohio Reg. Stock    10.85%     181.10%
-------------------------------------------------------------------------------------
Intermediate         4.72%      31.19%     Real Estate Inv.    3.07%       7.87%
Income
-------------------------------------------------------------------------------------
Int'l Growth         8.41%     114.58%     Small Co. Opp'ty    9.63%     343.68%
-------------------------------------------------------------------------------------
Inv. Quality Bond    4.89%      32.49%     Special Value       9.55%      71.44%
-------------------------------------------------------------------------------------
Lakefront           16.32%      49.55%     Stock Index        21.67%     218.75%
-------------------------------------------------------------------------------------
LifeChoice Cons.     7.76%      23.59%     Value              19.71%     189.55%
-------------------------------------------------------------------------------------
LifeChoice Growth   10.84%      33.84%
-------------------------------------------------------------------------------------

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Non-Money Market Funds, and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish the ranking of its performance or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Non-Money Market Funds, in broad investment categories (domestic equity, international equity taxable bond, municipal bond or other) monthly, based upon each fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Smith Barney World Government Bond Index, the S&P 500 Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman GNMA Index, the J.P. Morgan Government Bond Index and the Morgan Stanley All Country World Index Free ex US. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Salomon Smith Barney World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stock of small- to mid-sized companies. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed-rate mortgage bonds. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The Morgan Stanley All Country World Index is a widely recognized, unmanaged index of common stock prices with country weightings of international companies. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.) A Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling the Funds at 800-539-FUND.

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, Lehman Brothers, Merrill Lynch, and Salomon Smith Barney, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, and U.S.A. Today. In addition to yield information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

Additional Purchase, Exchange, and Redemption Information

The NYSE holiday closing schedule indicated in this SAI under "Valuation of Portfolio Securities" is subject to change.

When the NYSE is closed (and, in the case of the Money Market Funds, when the Federal Reserve Board of Cleveland is closed), or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Federal Money Market Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Small Company Opportunity Fund, Real Estate Investment Fund, Special Value Fund, Stock Index Fund and Value Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Purchasing Shares.

Alternative Sales Arrangements - Class A and Class G Shares. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing Class A and Class G shares, investors should understand that the purpose and function of the asset-based sales charge with respect to Class G shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). Generally, Class A shares have lower ongoing expenses than Class G shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Some of the Funds also offer Class G shares, which are described in "Class G Shares" below. Investors also should evaluate the benefits of investing in Class G shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

Effective December 15, 1999, the Trust discontinued offering Class B shares of the Funds. Holders of Class B shares may continue to reinvest their dividends in additional Class B shares of their Funds. Each of the Funds that offered Class B shares prior to December 15, 1999, except Diversified Stock Fund, expects to convert its outstanding Class B shares to Class A shares at some time in the future.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Class G Shares. As a result of the 1998 acquisition of McDonald & Company Securities Inc., a major regional broker-dealer ("McDonald"), by KeyCorp, the parent of Key Asset Management Inc., each Fund's investment adviser ("KAM" or the "Adviser"), seven funds previously managed by McDonald's Gradison Division reorganized into Class G shares of seven series of the Trust. These seven Funds and their Gradison fund predecessor are listed in a table under "Performance -- Class G Shares" in this SAI. This reorganization took place on March 26, 1999.

In addition, the Stock Index Fund began offering Class G Shares on June 30, 1999 and the Intermediate Income Fund, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Value Fund, Growth Fund, Special Value Fund, Balanced Fund, Convertible Securities Fund and Real Estate Investment Fund began offering Class G Shares on December 15, 1999.

Sales Charges. No sales charge is imposed on the purchase of Class G shares. McDonald Investments Inc., an affiliate of the Adviser, compensates its own employees, and may compensate its affiliates, for Class G share sales, some of which compensation may be recouped in the event of share redemptions made during the first nine months after sale. See "How to Sell Shares" in the Prospectuses.

Rule 12b-1 Fees. Class G shares of the Gradison Government Reserves Fund are subject to an annual Rule 12b-1 fee of up to 0.10% of its average daily net assets. Class G shares of the Fund for Income, Intermediate Income Fund, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund and the Ohio Municipal Bond Fund are subject to an annual Rule 12b-1 fee of up to 0.25% of average daily net assets and Class G Shares of the Value Fund, Diversified Stock Fund, Established Value Fund, Growth Fund, Special Value Fund, International Growth Fund and Small Company Opportunity Fund are subject to an Rule 12b-1 fee of up to 0.50% of average daily net assets. There is no conversion feature applicable to Class G shares. Distributions paid to holders of a Fund's Class G shares may be reinvested in additional Class G shares of that Fund or Class G shares of a different Fund.

Dealer Reallowances. The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of Class A Shares of the Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, Investment Quality Bond Fund, International Growth Fund, Lakefront Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund and Value Fund.

                           Initial Sales Charge:     Concession to Dealers:
   Amount of Purchase       % of Offering Price        % of Offering Price
   ------------------       -------------------        -------------------
   Up to $49,999                    5.75%                       5.00%
   $50,000 to $99,999               4.50%                       4.00%
   $100,000 to $249,999             3.50%                       3.00%
   $250,000 to $499,999             2.50%                       2.00%
   $500,000 to $999,999             2.00%                       1.75%
   $1,000,000 and above             0.00%                           *

The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of the Class A Shares of the Fund for Income and Limited Term Income Fund

                           Initial Sales Charge:     Concession to Dealers:
   Amount of Purchase       % of Offering Price        % of Offering Price
   ------------------       -------------------        -------------------
   Up to $49,999                    2.00%                       1.50%
   $50,000 to $99,999               1.75%                       1.25%
   $100,000 to $249,999             1.50%                       1.00%
   $250,000 to $499,999             1.25%                       0.75%
   $500,000 to $999,999             1.00%                       0.50%
   $1,000,000 and above             0.00%                           *

* Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% will be imposed on any of such shares redeemed within the first year after purchase, or a 0.50% CDSC will be charged on any of such shares redeemed within two years of purchase. This charge will be based on the lower of the cost of the shares or net asset value at the time of redemption. No CDSC is imposed on reinvested distributions. Investment professionals may be paid at a rate of 1.00% of the purchase price on amounts from $1 million to $2,999,999; 0.75% on amounts from $3 million to $4,999,999; and 0.50% on amounts of $5 million or more. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

The Trust's distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

In addition to the LifeChoice Funds, none of the Money Market Funds imposes sales charges on its shares.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. An "Investment Professional" is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust's in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

Combined Purchases. When you invest in Class A shares of the Trust, excluding Funds that do not impose a sales charge, for several accounts at the same time, you may combine these investments into a single transaction if the total is $50,000 or more in order to pay the lower sales loads applicable to these amounts. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Code.

Rights of Accumulation. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Trust's Class A shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

Letter of Intent. If you anticipate purchasing $50,000 or more of shares of a Fund alone or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge) within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

Exchanging Shares.

Shares of any Victory Money Market Fund may be exchanged for Class A shares of any of the Funds and may be subject to payment of a sales charge.

Shares of a Fund may be exchanged for the same class of shares of any other Fund of the Trust. For example, an investor can exchange Class A shares of a Fund only for Class A shares of another Fund. At present, not all Funds of the Trust offer multiple classes of shares. Shareholders owning shares of more than one class of shares must specify the class that they intend to exchange. If you do not make a selection, your exchange will be made in Class A shares.

You may only exchange your shares for shares of a Fund that is currently offering shares.

Class G shares of any Fund may be exchanged for Class G shares, Select shares, or any single class money market shares of a Fund offered by the Trust. Shareholders who owned Class G shares on the closing date of the Gradison Fund reorganization, can exchange into Class A shares of any Fund that does not offer Class G Shares without paying a sales charge.

An exchange of a Fund's shares for shares of another Fund will be treated as a sale for federal income tax purposes. A shareholder must recognize any gain or loss in connection with any such exchange.

Redeeming Shares.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A shares in Class A shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

Dividends and Distributions

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income as follows. Each Fund declares and pays capital gains annually.

-------------------------------------------------------------------------------
Income             Balanced, Fund for Income, Government Mortgage, Intermediate
Dividends          Income, Investment Quality Bond, Limited Term Income,
Declared and       National  Municipal  Bond, New York Tax-Free,  Ohio Municipal
Paid Monthly       Bond
-------------------------------------------------------------------------------
Income             Convertible Securities, Diversified Stock, Established
Dividends          Value, Growth, International Growth, Lakefront, the
Declared and       LifeChoice Funds, Ohio Regional Stock, Real  Estate
Paid Quarterly     Investment, Small Company Opportunity, Special Value, Stock
                   Index, Value
-------------------------------------------------------------------------------
Declared Daily     Money Market Funds
and Paid Monthly
-------------------------------------------------------------------------------

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ in amount as a consequence of any differences in NAV among the classes due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

Taxes

Information set forth in the Prospectuses and this SAI that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders, and the discussions here and in each Fund's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used of offset capital gains in such future years. As of October 31, 1999, the Prime Obligations Fund had capital loss carryforwards of approximately $11,000 which expire in 2007; the Tax-Free Money Market Fund had capital loss carryforwards of approximately $4,000 and $27,000 which expire in 2006 and 2007, respectively; the Ohio Municipal Money Market Fund had capital loss carryforwards of approximately $5,000 which expire in 2007; the Limited Term Income Fund had capital loss carryforwards of approximately $1,335,000, $553,000, $906,000 and $1,116 which expire in 2002, 2003, 2005 and 2007, respectively; Intermediate Income Fund had capital loss carryforwards of approximately $5,229 which expire in 2007; the Fund for Income had capital loss carryforwards of approximately $585,000, $5,491,000, $864,000, $62,000 and $606,000 which expire in 2001, 2002, 2003,
2004 and 2007, respectively; the Government Mortgage Fund had capital loss carryforwards of approximately $698,000, $109,000 and $2,523,000, which expire in 2002, 2005, and 2007, respectively; the Investment Quality Bond Fund had capital loss carryforwards of approximately $3,961,000 and $6,428,000 which expire in 2002 and 2007; respectively; the New York Tax-Free Fund had capital loss carryforwards of approximately $2,000 and $16,000 which expire in 2006 and 2007, respectively; the Ohio Municipal Bond Fund had capital loss carryforwards of approximately $497,000 which expire in 2007; the Real Estate Investment Fund had capital loss carryforwards of approximately $497,000 and $1,400 which expire in 2006 and 2007, respectively; and the Small Company Opportunity Fund had capital loss carryforwards of approximately $6,164,000 and $701,000 which expire in 2006 and 2007, respectively. The Investment Quality Bond Fund has additional capital loss carryforwards of $2,498,000, $2,760,000, $755,000 and $6,000 for
2001, 2002, 2003 and 2004, respectively, as the successor to the Government Bond Fund; however, as explained below, such carryforwards are subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for December, 1999 is 5.72%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year in which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National

Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds' share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date which is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items). With respect to the International Growth Fund, only an insignificant portion of the Fund will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by that Fund will not qualify for the DRD for corporate shareholders.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Each of the New York Tax-Free Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, and Tax-Free Money Market Fund (the "Tax Exempt Funds") intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends- received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining their adjusted current earnings.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a

"substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Investment income that may be received by the International Growth Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

The Money Market Funds seek to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. In such a case, and for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder in the International Growth Fund may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Trustees and Officers

Board of Trustees.

Overall responsibility for management of the Trust rests with the Trustees. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently seven Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. There are also two Advisory Trustees who attend meetings and serve on committees but do not vote.

The Trustees and the Advisory Trustees of the Trust, their ages, addresses, and their principal occupations during the past five years are as follows. Each of the following individuals, except Theodore H. Emmerich, Frankie D. Hughes and Donald E. Weston, holds the same position with The Victory Variable Insurance Funds, a registered investment company in the same fund complex as the Trust. Whereas Mr. Emmerich, Ms. Hughes and Mr. Weston serve as Advisory Trustees of the Trust, each of them serves as a Trustee of The Victory Variable Insurance Funds.

                        Position(s)
                        Held with
Name, Age and Address   the Trust  Principal Occupation During Past 5 Years
---------------------   ---------  ----------------------------------------

Roger Noall,* 64        Chairman   Since 1996, Executive of KeyCorp; from 1995
c/o Brighton Apt. 1603  Trustee    and to 1996, General Counsel and Secretary of
8231 Bay Colony Drive              KeyCorp; from 1994 to 1996, Senior Executive
Naples, FL 34108                   Vice President and Chief Administrative
                                   Officer of KeyCorp.

Leigh A. Wilson,** 55   President  Since 1989, Chairman  and  Chief Executive
New Century Care, Inc.  and        Officer, New Century Care, Inc. (merchant
53 Sylvan Road North    Trustee    bank); since 1995, Principal of New Century
Westport, CT  06880                Living,  Inc.; since 1989, Director of
                                   Chimney Rock Vineyard and Chimney Rock
                                   Winery.

Dr. Harry Gazelle, 72   Trustee    Retired  radiologist, Drs. Hill and Thomas
17822 Lake Road                    Corporation.
Lakewood, OH  44107

Eugene J. McDonald, 67  Trustee    Since 1990, Executive Vice President and
Duke Management Company            Chief Investment Officer for Asset Management
2200 West Main Street              of Duke University and President and CEO of
Suite 1000                         Duke Management Company; Director of CCB
Durham, NC 27705                   Financial Corporation, Flag Group of Mutual
                                   Funds,DP Mann Holdings, Greater Triangle
                                   Community Foundation, and NC Bar Association
                                   Investment Committee.

----------
* Mr. Noall is an "interested person" and an "affiliated person" of the Trust.

** Mr. Wilson is deemed to be an "interested person" of the Trust under the 1940 Act solely by reason of his position as President.

                        Position(s)
                        Held with
Name, Age and Address   the Trust  Principal Occupation During Past 5 Years
---------------------   ---------  ----------------------------------------

Dr. Thomas F.            Trustee   Since 1970, Professor, Weatherhead School of
Morrissey, 66                      Management, Case Western Reserve  University;
Weatherhead School of              from  1989 to 1995, Associate Dean of
Management                         Weatherhead School of Management;  from 1987
Case Western Reserve               to December  1994, Member of the  Supervisory
Univ.                              Committee of Society's Collective  Investment
10900 Euclid Avenue                Retirement Fund.
Cleveland, OH
44106-7235

H. Patrick Swygert, 56   Trustee   Since  1995, President,  Howard  University;
Howard University                  since May 1996,  Director, Hartford Financial
2400 6th St. N.W.,                 Services  Group;  since  May 1997,  Director,
Ste. 402                           Hartford Life Insurance Company; from 1990 to
Washington, DC  20059              1995, President, State University of New York
                                   at Albany.

Frank A. Weil, 69        Trustee   Since  1984, Chairman and Chief Executive
Abacus & Associates                Officer of Abacus & Associates, Inc. (private
147 E. 47th Street                 investment firm); Director and President of
New York, NY  10017                the Norman and Hickrill  Foundations;
                                   Director, Trojan Industries; from 1977 to
                                   1979, United States Assistant Secretary of
                                   Commerce for Industry and Trade.
Advisory Trustees

Theodore H. Emmerich,    Advisory  Retired; until 1986, managing partner
74                       Trustee   (Cincinnati office) Ernst & Young LLP;
1201 Edgecliff Place               Director of Carillon Fund, Inc.(investment
Cincinnati, Ohio                   company), American  Financial Group
45206                              (insurance), and Cincinnati Milacron
                                   Commercial Corporation (financing arm of a machine tool manufacturer); Trustee of Summit
                                   Investment Trust and Carillon Investment
                                   Trust.

Frankie D. Hughes, 47  Advisory    Since 1993, Principal and Chief  Investment
Hughes Capital         Trustee     Officer of Hughes Capital Management, Inc.
Management, Inc.                   (fixed income asset management firm).
315 Cameron Street,
2nd Fl.
Alexandria, Virginia
22314

Donald E. Weston, 63*  Advisory    Since October 1998, Chairman of Gradison
McDonald Investments   Trustee     McDonald  Investments, a division of McDonald
Inc.                               Investments Inc.;  until October 1998,
580 Walnut Street                  Chairman of the Gradison Division of McDonald
Cincinnati, Ohio                   & Company Securities, Inc. and a Director of
45202                              McDonald & Company Investments Inc.; Director
                                   of Cincinnati Milacron Commercial
                                   Corporation.

The Board currently has an Investment Committee, a Business, Legal, and Audit Committee, and a Board Process and Nominating Committee. The members of the Investment Committee are Messrs. Weil (Chairman), Morrissey, Weston and Wilson. The function of the Investment Committee is to review the existing investment policies of the Trust, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Trust's shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Gazelle (Chairman), Emmerich, McDonald and Swygert. The function of the Business, Legal, and Audit Committee is to recommend independent auditors and monitor accounting and financial matters and to review compliance and contract matters. Mr. Swygert is the Chairman of the Board Process and Nominating Committee (consisting of all the Trustees and Advisory Trustees), which nominates persons to serve as Independent Trustees and Trustees to serve on committees of the Board. This Committee also reviews Trustee performance and compensation issues. The Board Process and Nominating Committee has a Nominating Subcommittee, composed of Messrs. Swygert,

* Mr. Weston is an "interested person" and an "affiliated person" of the Trust.

Emmerich, McDonald and Weil and Drs. Gazelle and Morrissey. This Subcommittee makes recommendations to the Board Process and Nominating Committee concerning candidates to serve as trustees.

Remuneration of Trustees and Certain Executive Officers.

The Trust pays each Trustee (other than Messrs. Wilson, Noall and Weston) an annual fee of $31,500 for serving as Trustee of all the Funds of the Trust, and an additional per meeting fee ($3,500 in person and $1,500 per telephonic meeting). Mr. Wilson receives an annual fee of $37,500 for serving as President and Trustee for all of the Funds of the Trust, and an additional per meeting fee ($4,100 in person and $1,800 per telephonic meeting). The Adviser pays the expenses of Messrs. Noall and Weston, who receive no payment from the Trust.

The following table indicates the estimated compensation received by each Trustee from the Victory "Fund Complex"(1) for the fiscal year ended October 31, 1999.


                        Pension or
                        Retirement                                 Aggregate
                        Benefits     Estimated      Aggregate      Compensation
                        Accrued as   Annual         Compensation   from Victory
                        Portfolio    Benefits Upon  from Victory   "Fund
                        Expenses     Retirement     Portfolios     Complex"
                        --------     ----------     ----------     --------
Roger Noall...........         -0-        -0-           None          None
Leigh A. Wilson.......         -0-        -0-        $56,000       $61,500
Edward P. Campbell*...         -0-        -0-         $9,150       $10,275
Theordore H. Emmerich#         -0-        -0-        $32,750       $35,635
Frankie D. Hughes+....         -0-        -0-           None          None
Harry Gazelle.........         -0-        -0-        $43,400       $47,900
Eugene J. McDonald....         -0-        -0-        $46,400       $50,900
Thomas F. Morrissey...         -0-        -0-        $46,400       $50,900
H. Patrick Swygert....         -0-        -0-        $41,400       $46,400
Frank A. Weil.........         -0-        -0-        $46,400       $50,900
Donald E. Weston......         -0-        -0-           None          None

(1) There are currently 41 mutual funds in the Victory "Fund Complex" for which the above-named Trustees are compensated, but not all of these Trustees serve on the board of each fund of the "Fund Complex."
*     Mr. Campbell resigned as of December 31, 1998.
#     Mr. Emmerich commenced service on the Board as of January 1, 1999.
+     Ms. Hughes commenced service on the Board as of January 1, 2000.

Officers.

The officers of the Trust, their ages, and principal occupations during the past five years, are as follows:

                    Position(s)
                    with
Name and Age        the Trust  Principal Occupation During Past 5 Years
------------        ---------  ----------------------------------------

Leigh A. Wilson,    President  See  biographical  information  under  "Board of
54                  and        Trustees" above.
                    Trustee

J. David Huber, 53  Vice       President   of   BISYS   Fund    Services   Inc.
                    President  ("BISYS"); officer of BISYS since June 1987.

Robert D.           Secretary  Since  November  1998,  Vice President of BISYS;
Hingston, 47                   from January 1995 to October  1998,  founder and
                               principal   of  RDH   Associates   (mutual  fund
                               management consulting firm).

Joel B. Engle, 34   Treasurer  Since September 1998, Vice
                               President of BISYS; from March 1995 to September
                               1998, Vice President, Northern Trust Company.

The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Trust (other than Mr. Wilson) receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

As of November 30, 1999, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

The LifeChoice Funds -- Conflicts of Interest. The Trustees and officers of the Trust are subject to conflicts of interest in managing both the LifeChoice Funds described here and some of the underlying Proprietary Portfolios. This conflict is most evident in the Board's supervision of KAM. KAM and certain of its affiliates may provide services to, and receive fees from, not just the Funds, but also some of the Proprietary and Other Portfolios. Their selection of investments and allocation of Fund assets will be continuously and closely scrutinized by the Board in order to avoid even the appearance of improper practices. It is possible, however, that a situation might arise where one course of action for a LifeChoice Fund would be detrimental to a Proprietary Portfolio, or vice versa. In that unlikely event, the Trustees and officers of the Trust will exercise good business judgment in upholding their fiduciary duties to each set of Funds, thus minimizing such conflicts, if any should arise.

Advisory and Other Contracts

The following sections describe each Fund's material agreements for investment advisory, administration, distribution, transfer agency and fund accounting services. Generally, this SAI presents payments made pursuant to these agreements for the three fiscal years ended October 31, 1999. This SAI also describes Fund portfolio turnover for the two fiscal years ended October 31, 1999 and distribution expenses for the fiscal year ended October 31, 1999. However, for certain Funds, service fee, portfolio turnover and distribution expense information related to 1999, 1998 and 1997 reflects periods other than the 12 month periods ended October 31, as shown in the following table.

--------------------------------------------------------------------------------
                           Service fees, portfolio turnover and distribution
                           expenses shown reflect information for the following
                           periods
                           -----------------------------------------------------
                                1999             1998               1997
--------------------------------------------------------------------------------
Convertible Securities     Fiscal year     Ten months ended  Fiscal year
and                        ended October   October 31, 1998. November 30, 1997.
Federal Money Market       31, 1999.
--------------------------------------------------------------------------------
Established Value and      Seven months    Fiscal year       Fiscal year ended
Small Company              ended October   ended March 31,   March 31, 1998.
Opportunity                30, 1999.       1999.
--------------------------------------------------------------------------------
Fund for Income            Ten months      Fiscal year       Fiscal year ended
                           ended October   ended December    December 31, 1997.
                           31, 1999.       31, 1998.
--------------------------------------------------------------------------------
Gradison Government        Fiscal year     Fiscal year       Fiscal year ended
Reserves                   ended September ended September   September 30, 1997.
                           30, 1999.       30, 1998.
--------------------------------------------------------------------------------
LifeChoice Funds           Fiscal year     Eleven months     Eleven months
                           ended October   ended October     ended November 30,
                           31, 1999.       31, 1998.         1997.
--------------------------------------------------------------------------------

With respect to the Fund for Income and the Small Company Opportunity Fund, payments made prior to March 29, 1999 for investment advisory, administration, distribution, transfer agency and fund accounting services reflect payments to other service providers made by these Funds' predecessors, Gradison Income Fund and Gradison Opportunity Value Fund, respectively. Similarly, with respect to the Established Value Fund and Gradison Government Reserves Fund, payments made prior to April 5, 1999 for investment advisory, administration, distribution, transfer agency and fund accounting services reflect payments to other service providers made by these Funds' predecessors, Gradison Established Value Fund and Gradison U.S. Government Reserves, respectively.

Investment Adviser.

One of the Fund's most important contracts is with its investment adviser, KAM, a New York corporation registered as an investment adviser with the SEC. KAM, a wholly owned subsidiary of KeyCorp. Affiliates of the Adviser manage approximately $79 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1999, KeyCorp had an asset base of $83 billion, with banking offices in 13 states from Maine to Alaska, and trust and investment offices in 14 states. KeyCorp's McDonald Investments Inc., a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

--------------------------------------------------------------------------------
0.20%            Each LifeChoice Fund, Institutional Money Market
--------------------------------------------------------------------------------
0.25%            Federal Money Market
--------------------------------------------------------------------------------
0.35%            Prime Obligations, Tax-Free Money Market, U.S. Government
                 Obligations
--------------------------------------------------------------------------------
0.50%            Financial Reserves, Fund for Income, Government Mortgage,
                 Limited Term Income, Ohio Municipal Money Market
--------------------------------------------------------------------------------
0.50% of the     Gradison Government Reserves
first $100
million, 0.45%
of the next
$600 million,
0.40% of the
next $1 billion
and 0.35%
thereafter
--------------------------------------------------------------------------------
0.55%            National Municipal Bond, New York Tax-Free
--------------------------------------------------------------------------------
0.60%            Ohio Municipal Bond, Stock Index
--------------------------------------------------------------------------------
0.65%            Diversified Stock
--------------------------------------------------------------------------------
0.65% of the     Established Value, Small Company Opportunity *
first $100
million, 0.55%
of the next
$100 million,
and 0.45% in
excess of $200
million
--------------------------------------------------------------------------------
0.80%            Balanced, Real Estate Investment, Special Value
--------------------------------------------------------------------------------
0.75%            Convertible Securities, Growth, Intermediate Income,
                 Investment Quality Bond, Ohio Regional Stock, Value
--------------------------------------------------------------------------------
1.00%            Lakefront
--------------------------------------------------------------------------------
1.10%            International Growth
--------------------------------------------------------------------------------

----------
* Prior to March 29, 1999, the Small Company Opportunity Fund paid an advisory fee equal to 1.00% of its average daily net assets.

Investment Advisory Services to the LifeChoice Funds

KAM continuously monitors the allocation of each Fund's investment in Underlying Portfolios in three distinct investment categories according to certain percentage ranges predetermined by the Trustees as follows:

---------------------------------------------------------------------------
                         Conservative         Growth          Moderate
                        Investor Fund     Investor Fund    Investor Fund
---------------------------------------------------------------------------
Equity Funds             30-50%             70-90%           50-70%
---------------------------------------------------------------------------
Bond/Fixed Funds Income  50-70%             10-30%           30-50%
---------------------------------------------------------------------------
Money Funds/Cash Market   0-15%             0-15%            0-15%

---------------------------------------------------------------------------

KAM rebalances or reallocates the LifeChoice Funds' investments across Underlying Portfolios as market conditions warrant. All reallocations are expected to occur within the above-described ranges.

The selection of the Proprietary Portfolios in which the LifeChoice Funds will invest, as well as the percentage of assets which can be invested in each type of underlying mutual fund, are not fundamental investment policies and can be changed without the approval of a majority of the respective Fund's shareholders. Any changes to the percentage ranges shown above for allocation across types of Underlying Portfolios or for allocation in Proprietary Portfolios and Other Portfolios requires the approval of the Trust's Board of Trustees. Investors desiring more information on a Proprietary Portfolio listed above may call the Trust at 800-539-FUND to request a prospectus, which is available without charge. The selection of the Other Portfolios also is within the Adviser's discretion.

The Portfolio Managers of the Proprietary Portfolios

As a shareholder in the Proprietary Portfolios, the LifeChoice Funds will bear their proportionate share of the investment advisory fees paid by the Portfolios. Set forth below is a description of the investment advisory agreements for each Proprietary Portfolio. The persons primarily responsible for the investment management of the Proprietary Portfolios are as follows (unless otherwise noted, a portfolio manager has managed the Portfolio since commencement of the Fund's operations):

----------------- --------------------------- -----------------------------------------------------------------------
Victory Fund      Portfolio Manager           Experience
----------------- --------------------------- -----------------------------------------------------------------------
Convertible       Richard A. Janus            Senior  Managing  Director  of  KAM,  and has  been in the  investment
Securities        (since April 1996)          advisory business since 1977.
----------------- --------------------------- -----------------------------------------------------------------------
                  James K. Kaesberg           Portfolio  Manager and  Managing  Director of  Convertible  Securities
                  (since April 1996)          Investments for KAM, and has been in the investment  advisory business since 1985.
----------------- --------------------------- -----------------------------------------------------------------------
Diversified       Lawrence G. Babin           Senior  Portfolio  Manager and Managing  Director of KAM, and has been
Stock                                         in the investment business since 1982.
----------------- --------------------------- -----------------------------------------------------------------------
Established       William J. Leugers, Jr.     Mr. Leugers is a Portfolio  Manager and Managing  Director of Gradison
Value and Small   (since November 1998)       McDonald and has been associated with Gradison McDonald since 1975.
Company
Opportunity
----------------- --------------------------- -----------------------------------------------------------------------
                  Daniel R. Shick             Mr. Shick is a Portfolio  Managers and Managing  Directors of Gradison
                  (since November 1998)       McDonald and has been associated with McDonald since 1972.
----------------- --------------------------- -----------------------------------------------------------------------
                  Gary H. Miller              Mr.  Miller is a  Vice-President  and  Portfolio  Manager of  Gradison
                  (since November 1998)       McDonald and been associated with Gradison McDonald since 1987.
----------------- --------------------------- -----------------------------------------------------------------------
Fund for Income   Thomas M. Seay              Mr.  Seay  served as  portfolio  manager  of the  Gradison  Government
                  (since April 1998)          Income  Fund  since  April  1998,  prior to which  he  served  as vice president and fixed income portfolio  manager of Lexington  Management
                                              Corporation.
----------------- --------------------------- -----------------------------------------------------------------------
                  Trenton Fletcher            Mr. Fletcher is a Portfolio  Manager and Director of KAM, and has been
                  (since January 1998)        associated with KAM or its affiliates since 1989.
----------------- --------------------------- -----------------------------------------------------------------------

----------------- --------------------------- -----------------------------------------------------------------------
Growth            William F. Ruple            Senior  Portfolio  Manager and  Director  of KAM,  and has been in the
                  (since June 1995)           investment advisory business since 1970.
----------------- --------------------------- -----------------------------------------------------------------------
Intermediate      Matthew D. Meyer            Senior  Portfolio  Manager and  Director in the Taxable  Fixed  Income
Income            (since May 1999)            Group of KAM since  January  1999,  prior to which he was  employed by
                                              McDonald & Company as a First Vice President, Senior Mortgage-Backed
                                              Securities Trader from January 1996 to January 1999 and a
                                              Mortgage-Backed and Agency Securities Trader with First
                                              Tennessee National Corporation from February 1993 to December 1995.
----------------- --------------------------- -----------------------------------------------------------------------
International     Conrad Metz                 Senior  Portfolio  Manager and Managing  Director of KAM since October
Growth            (since October 1995)        1995;  from 1993 to 1995 he was Senior Vice  President,  International
                                              Equities,  at Bailard  Biehl & Kaiser.  He has been in the  investment business since 1978.
----------------- --------------------------- -----------------------------------------------------------------------
                  Leslie Globits              Portfolio  Manager and Managing  Director of KAM. He has been employed
                  (since June 1998)           by KAM or an affiliate since 1987.
----------------- --------------------------- -----------------------------------------------------------------------
                  Ayaz Ebrahim                Director and Portfolio Manager of IIIS, Hong Kong, and has been
                  (since June 1998)           employed by IIIS or an affiliate since 1991.
----------------- --------------------------- -----------------------------------------------------------------------
                  Didier LeConte              Senior Portfolio Manager - European Equities at IIIS, and has been
                  (since June 1998)           employed by IIIS or an affiliate since 1996.
----------------- --------------------------- -----------------------------------------------------------------------
                  Jean-Claude Kaltenbach      Head of Equity Management at IIIS, and has been employed by IIIS or
                  (since June 1998)           an affiliate since 1994.
----------------- --------------------------- -----------------------------------------------------------------------
                  Miren Etcheverry            Senior  Portfolio  Manager at IIIS since January 2000. From 1996 until
                  (since January 2000)        January 2000,  Senior Vice  President,  John Hancock  Funds,  prior to which, she was a Senior Vice President with Baring Asset Management.
----------------- --------------------------- -----------------------------------------------------------------------
Investment        Richard T. Heine            Vice  President  and  Portfolio  Manager with KAM, and has been in the
Quality Bond                                  investment advisory business since 1977
----------------- --------------------------- -----------------------------------------------------------------------
Limited Term      Deborah Svoboda             Ms. Svoboda has been a Portfolio  Manager and Managing Director of KAM
Income            (since September 1998)      since September  1998,  prior to which she was a Senior Vice President responsible for asset-backed securities syndication and marketing for
                                              McDonald & Company Investments Inc.
----------------- --------------------------- -----------------------------------------------------------------------
Real Estate       Patrice Derrington           Managing Director and Portfolio Manager of KAM, and has been in the
Investment                                     real estate,investment, and finance business since 1991.
----------------- --------------------------- -----------------------------------------------------------------------
                  Richard E. Salomon          Director of, and a Senior Managing Director with KAM, and has been in the investment advisory business since 1982.
----------------- --------------------------- -----------------------------------------------------------------------
Special           Anthony Aveni               Senior Managing Director with KAM, and has been in the investment
Value             (since December 1993)       business since 1981.
----------------- --------------------------- -----------------------------------------------------------------------
                  Paul Danes                  Portfolio Manager and Director of KAM, and has been in the investment
                  (since October 1995)        business since 1987.
----------------- --------------------------- -----------------------------------------------------------------------
Value             Neil A. Kilbane             Portfolio  Manager and  Managing  Director of KAM, and has been in the
                  (since April 1998)          investment business since 1986.
----------------- --------------------------- -----------------------------------------------------------------------

Investment Sub-Advisers.

The Lakefront Fund. Lakefront Capital Investors, Inc. ("Lakefront") serves as sub-adviser to the Lakefront Fund. Pursuant to an agreement with the Adviser dated as of March 1, 1997, the Adviser pays Lakefront from its advisory fee a monthly fee at an annual rate of 0.50% of the Lakefront Fund's average daily net assets.

Lakefront is a registered investment adviser with the SEC. As of November 30, 1999, Lakefront managed approximately $20 million for its clients.

The International Growth Fund -- Manager of Managers. As the "Manager of Managers" of the International Growth Fund, KAM may select one or more sub-advisers to manage the Fund's assets. KAM evaluates each sub-adviser's skills, investment styles and strategies in light of KAM's analysis of the international securities markets. Under its Advisory Agreement with the Trust, KAM oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If KAM engages more than one sub-adviser, KAM may reallocate assets among sub-advisers when it believes it is appropriate. KAM provides investment advice with respect to short-term debt securities. KAM has the ultimate responsibility for the International Growth Fund's investment performance because it is responsible for overseeing all sub-advisers and recommending to the Trust's Board of Trustees that it hire, terminate or replace a particular sub-adviser.

The Trust and KAM have obtained an order from the SEC that allows KAM to serve as a Manager of Managers. The order lets KAM, subject to certain conditions, select new sub-advisers with the approval of the Board, without obtaining shareholder approval. The order also allows KAM to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that a sub-advisory agreement terminate. The Trust will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If KAM hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.

IIIS (collectively with Lakefront, the "Sub-Advisers") serves as sub-adviser to the International Growth Fund. Pursuant to an agreement with the Adviser dated as of June 1, 1998, the Adviser pays IIIS a monthly fee of 0.55% of the International Growth Fund's average daily net assets from its advisory fee.

IIIS is a registered investment adviser with the SEC. As of June 30, 1999, IIIS and its affiliates managed approximately $145 billion for their clients. IIIS also serves as investment adviser to the France Growth Fund and sub-adviser to the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund.

The Investment Advisory and Investment Sub-Advisory Agreements.

Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the "Investment Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

For the three fiscal years ended October 31, 1999, KAM earned the following advisory fees with respect to each Fund. The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

 ---------------------------------------------------------------------------------------------------------------------
                                   1999                            1998                            1997
 ---------------------------------------------------------------------------------------------------------------------
                         Fees Paid    Fee Reduction     Fees Paid     Fee Reduction     Fees Paid     Fee Reduction
 ---------------------------------------------------------------------------------------------------------------------
 Balanced              $3,446,546     $1,041,454      $3,019,535        $943,992       $2,810,294       $353,372
 ---------------------------------------------------------------------------------------------------------------------
 Convertible             696,000               0         794,188               0          595,753              0
 Securities
 ---------------------------------------------------------------------------------------------------------------------
 Diversified Stock     6,855,681         503,319       5,039,529       1,022,826        4,560,843              0
 ---------------------------------------------------------------------------------------------------------------------
 Established Value     1,224,467         246,533       2,580,124               0        2,093,562              0
 ---------------------------------------------------------------------------------------------------------------------
 Federal Money Market  1,413,628       1,136,372         589,340         732,604                0        277,326
 ---------------------------------------------------------------------------------------------------------------------
 Financial Reserves    4,192,000               0       3,761,563         123,455        3,786,668        301,812
 ---------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------
                                   1999                            1998                            1997
 ---------------------------------------------------------------------------------------------------------------------
                         Fees Paid    Fee Reduction     Fees Paid     Fee Reduction     Fees Paid     Fee Reduction
 ---------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------
 Fund for Income         698,399         128,601          16,446         103,873            5,722         92,630
 ---------------------------------------------------------------------------------------------------------------------
 Government Mortgage     417,129          97,871         380,810         134,385          565,656              0
 ---------------------------------------------------------------------------------------------------------------------
 Gradison Gov't Res.#  9,118,000         737,000       7,875,357               0        6,956,236              0
 ---------------------------------------------------------------------------------------------------------------------
 Growth                3,260,024         280,976       1,936,780         304,983        1,709,722              0
 ---------------------------------------------------------------------------------------------------------------------
 Inst. Money Market    3,442,030       1,887,970       2,051,053       1,279,243        1,638,661        855,791
 ---------------------------------------------------------------------------------------------------------------------
 Intermediate Income   1,183,269         640,731       1,159,701         681,558        1,622,286        340,846
 ---------------------------------------------------------------------------------------------------------------------
 International Growth  1,572,373         160,373       1,082,604         123,169        1,317,383              0
 ---------------------------------------------------------------------------------------------------------------------
 Inv. Quality Bond       779,464         389,732         880,262         436,244          993,289        208,773
 ---------------------------------------------------------------------------------------------------------------------
 Lakefront                 6,839           6,839           6,293           6,293            2,144          5,022
 ---------------------------------------------------------------------------------------------------------------------
 LifeChoice Cons.          7,869           7,869           9,198           4,473            4,311            139
 ---------------------------------------------------------------------------------------------------------------------
 LifeChoice Growth        14,973          14,973          11,797           5,708            6,130            128
 ---------------------------------------------------------------------------------------------------------------------
 LifeChoice Moderate      22,903          22,902          15,484           9,367            6,565          1,024
 ---------------------------------------------------------------------------------------------------------------------
 Limited Term Income     275,101          97,708         271,020         123,743          418,588         15,636
 ---------------------------------------------------------------------------------------------------------------------
 National Muni Bond       82,964         179,176               0         295,779                0        239,815
 ---------------------------------------------------------------------------------------------------------------------
 New York Tax-Free        56,745          47,287          54,279          60,020           23,901         73,540
 ---------------------------------------------------------------------------------------------------------------------
 Ohio Municipal Bond     590,452         340,548         301,873         174,387          376,962         79,594
 ---------------------------------------------------------------------------------------------------------------------
 Ohio Muni Mon. Mkt    3,865,335       1,109,110       2,513,242       1,026,186        2,281,185        833,236
 ---------------------------------------------------------------------------------------------------------------------
 Ohio Regional Stock     226,063          29,139         334,000          61,447          375,231              0
 ---------------------------------------------------------------------------------------------------------------------
 Prime Obligations     6,046,488               0       3,673,976               0        1,870,850              0
 ---------------------------------------------------------------------------------------------------------------------
 Real Estate              39,999         118,156          14,049         111,672                0         15,464
 Investment
 ---------------------------------------------------------------------------------------------------------------------
 Small Co.               551,294          95,047         881,658               0          699,336              0
 Opportunity
 ---------------------------------------------------------------------------------------------------------------------
 Special Value         2,553,867         283,759       3,814,898         443,848        3,525,053              0
 ---------------------------------------------------------------------------------------------------------------------
 Stock Index           3,847,517         842,483       2,681,381         798,447        1,715,703        574,290
 ---------------------------------------------------------------------------------------------------------------------
 Tax-Free Money Mkt    2,428,741               0       1,829,130          29,470        1,283,064         37,520
 ---------------------------------------------------------------------------------------------------------------------
 U.S. Gov't Obl's      7,639,953               0       6,864,953               0        5,387,642              0
 ---------------------------------------------------------------------------------------------------------------------
 Value                 5,595,907         280,784       4,505,880         613,276        4,396,880              0
 ---------------------------------------------------------------------------------------------------------------------

Sub-Advisory Agreements. Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Each Sub-Adviser's Agreement with KAM is terminable at any time, without penalty, by the Board of Trustees, by the Adviser or by vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Adviser. Unless sooner terminated, each Sub-Advisory Agreement shall continue in effect from year to year if approved at least annually by a majority vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Adviser or the respective Sub-Adviser, cast in person at a meeting called for the purpose of voting on the relevant Sub-Advisory Agreement.

Glass-Steagall Act.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision:

----------
# For the one month ended October 31, 1999, the Gradison Government Reserves Fund paid $630,000 to the Adviser, after a fee reduction of $120,000.

(a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

On November 12, 1999, President Clinton signed a bill repealing the Glass-Steagall Act. As a result, the Adviser may in the future perform certain functions for the Funds that previously were not permitted under federal law.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of Key Trust Company of Ohio, N.A. and the Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A. and the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A. and the Adviser.

Code of Ethics.

The Funds, the Adviser, and the Sub-advisers have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Transactions.

The Money Market Funds. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Money Market Funds, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Money Market Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Money Market Funds, and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by the Money Market Funds are usually principal transactions, the Money Market Funds incur little or no brokerage commissions. For the three fiscal years ended October 31, 1999, the Money Market Funds paid no brokerage commissions. Securities of the Money Market Funds are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Money Market Funds also may purchase securities from underwriters at prices which include the spread retained by the underwriter from the proceeds of the offering to the issuer.

The Money Market Funds do not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of the Money Market Funds require that investments mature in 90 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Money Market Funds.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

Income and Equity Funds. Pursuant to the Investment Advisory Agreement (and for the Lakefront Fund and the International Growth Fund, the Sub-Advisory Agreements), the Adviser* determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.

All Funds. The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, Key Trust Company of Ohio, N.A. ("Key Trust") or their affiliates, or BISYS or its affiliates, and will not give preference to Key Trust's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

* For purposes of the following discussion, the term "Adviser" refers to the Adviser and any sub-advisers.

Brokerage commissions paid by each of the Funds listed below were as follows for the three fiscal years ended October 31, 1999.

 ------------------------------------------------------------------------------
                                    1999              1998            1997
 ------------------------------------------------------------------------------
 Balanced                         244,757.56       $197,179.88     $212,666.31
 ------------------------------------------------------------------------------
 Convertible Securities            50,636.98         73,375.17          46,738
 ------------------------------------------------------------------------------
 Diversified Stock                883,933.41      1,533,314.33      906,124.85
 ------------------------------------------------------------------------------
 Established Value                255,565.92        512,565.00      200,205.00
 ------------------------------------------------------------------------------
 Growth                           294.718.62        150,360.66       68,970.96
 ------------------------------------------------------------------------------
 Intermediate Income               48,267.61          1,271.88        3,242.20
 ------------------------------------------------------------------------------
 International Growth Fund        860,704.76        619,297.58    1,103,488.08
 ------------------------------------------------------------------------------
 Investment Quality Bond              285.95            773.44        1,734.39
 ------------------------------------------------------------------------------
 Lakefront                          1,513.52          1,927.90        2,513.90
 ------------------------------------------------------------------------------
 Limited Term Income                       0                 0          468.75
 ------------------------------------------------------------------------------
 Ohio Regional Stock               25,067.74         23,932.34       21,805.75
 ------------------------------------------------------------------------------
 Real Estate Investment            45,149.04         46,584.80               0
 ------------------------------------------------------------------------------
 Small Company Opportunity        137,765.82           136,378          92,853
 ------------------------------------------------------------------------------
 Special Value                    564,320.18        581,672.43      428,514.23
 ------------------------------------------------------------------------------
 Stock Index                       97,107.95        107,718.60       43,190.22
 ------------------------------------------------------------------------------
 Value                            369,846.12        391,275.21      218,946.60
 ------------------------------------------------------------------------------

Portfolio Turnover.

The portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. As indicated below, the Limited Term Income Fund experienced higher-than-usual portfolio turnover for the fiscal year ended October 31, 1999 due to extraordinarily volatile market conditions. The portfolio turnover rates for each of the Funds listed below were as follows for the two fiscal years ended October 31, 1999.

-----------------------------------------------------------------------------------------------------------------------
                                1999          1998                                        1999             1998
-----------------------------------------------------------------------------------------------------------------------
Balanced                        177%          231%      LifeChoice Growth                   52%               30%
-----------------------------------------------------------------------------------------------------------------------
Convertible Securities           73%           77%      LifeChoice Moderate                 69%               42%
-----------------------------------------------------------------------------------------------------------------------
Diversified Stock                83%           84%      Limited Term Income                220%              177%
-----------------------------------------------------------------------------------------------------------------------
Established Value                11%           37%      National Muni Bond                 127%              152%
-----------------------------------------------------------------------------------------------------------------------
Fund for Income                  24%           36%      New York Tax-Free                   28%               38%
-----------------------------------------------------------------------------------------------------------------------
Government Mortgage             274%          296%      Ohio Municipal Bond                112%               95%
-----------------------------------------------------------------------------------------------------------------------
Growth                           33%           29%      Ohio Regional Stock                  2%                6%
-----------------------------------------------------------------------------------------------------------------------
Intermediate Income             303%          318%      Real Estate Inv.                    62%               53%
-----------------------------------------------------------------------------------------------------------------------
International Growth            106%           86%      Small Co. Opp'ty                    16%               42%
-----------------------------------------------------------------------------------------------------------------------
Inv. Quality Bond               398%          492%      Special Value                       43%               44%
-----------------------------------------------------------------------------------------------------------------------
Lakefront                        23%           36%      Stock Index                          3%                8%
-----------------------------------------------------------------------------------------------------------------------
LifeChoice Cons.                 57%           78%      Value                               36%               40%
-----------------------------------------------------------------------------------------------------------------------

Administrator.

BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator to the Funds pursuant to an administration agreement dated October 1, 1999 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser or the Sub-Advisers under their respective agreements), subject to the supervision of the Board of Trustees.

For the services rendered to the Funds and related expenses borne by the Administrator, each Fund pays the Administrator an annual fee, computed daily and paid monthly, at the following annual rates based on each Fund's average daily net assets: 0.15% for portfolio assets of $300 million and less, 0.12% for the next $300 million through $600 million of portfolio assets, and 0.10% for portfolio assets greater than $600 million. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive two-year terms thereafter, provided that such continuance is ratified by the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the transfer agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The following table reflects the aggregate administration fees earned after fee reductions by the Administrator in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 1999.

---------------------------------------------------------------------------------------------------------------------------
                                        1999                           1998                            1997
---------------------------------------------------------------------------------------------------------------------------
                                                Fee                            Fee                              Fee
                                Fees         Reductions        Fees         Reductions         Fees         Reductions
---------------------------------------------------------------------------------------------------------------------------
Balanced                         $628,622             $0        $565,625             $0         $472,961              $0
---------------------------------------------------------------------------------------------------------------------------
Convertible Sec's                 139,306              0         174,181              0          169,130               0
---------------------------------------------------------------------------------------------------------------------------
Diversified Stock               1,342,629              0       1,142,672              0        1,034,997               0
---------------------------------------------------------------------------------------------------------------------------
Established Value                 217,967        172,809         384,111              0          336,673               0
---------------------------------------------------------------------------------------------------------------------------
Federal Money Market              611,922        618,007         429,784              0          213,167               0
---------------------------------------------------------------------------------------------------------------------------
Financial Reserves              1,048,129              0         987,007              0        1,209,552               0
---------------------------------------------------------------------------------------------------------------------------
Fund for Income                    70,556        135,575          14,438         21,658           11,799          17,707
---------------------------------------------------------------------------------------------------------------------------
Government Mortgage               154,461              0         154,559              0          169,697               0
---------------------------------------------------------------------------------------------------------------------------
Gradison Gov't Res. *             841,000        498,000       2,799,248              0        2,408,388               0
---------------------------------------------------------------------------------------------------------------------------
Growth                            514,406              0         336,265              0          256,459               0
---------------------------------------------------------------------------------------------------------------------------
Inst. Money Mkt                 1,279,335      1,063,780         799,361        742,945          340,471       1,156,193
---------------------------------------------------------------------------------------------------------------------------
Intermediate Inc.                 364,835              0         368,253              0          392,489               0
---------------------------------------------------------------------------------------------------------------------------
Int'l Growth                      236,458              0         164,424              0          179,643               0
---------------------------------------------------------------------------------------------------------------------------
Inv. Quality Bond                 233,840              0         263,302              0          240,312               0
---------------------------------------------------------------------------------------------------------------------------

----------
* For the one month ended October 31, 1999, the Gradison Government Reserves Fund paid $92,000 in administration fees, after a fee reduction of $99,000.

---------------------------------------------------------------------------------------------------------------------------
                                        1999                           1998                            1997
---------------------------------------------------------------------------------------------------------------------------
                                                Fee                            Fee                              Fee
                                Fees         Reductions        Fees         Reductions         Fees         Reductions
---------------------------------------------------------------------------------------------------------------------------
Lakefront                           2,052              0           1,888              0            1,045               0
---------------------------------------------------------------------------------------------------------------------------
LifeChoice Cons.                   12,001              0          11,015              0                0               0
---------------------------------------------------------------------------------------------------------------------------
LifeChoice Growth                  12,001              0          11,015              0                0               0
---------------------------------------------------------------------------------------------------------------------------
LifeChoice Moderate                12,001              0          11,015              0                0               0
---------------------------------------------------------------------------------------------------------------------------
Limited Term Income               115,008              0         118,429              0          130,222               0
---------------------------------------------------------------------------------------------------------------------------
National Muni Bond                 71,493              0          80,667              0           65,363               0
---------------------------------------------------------------------------------------------------------------------------
New York Tax-Free                  11,349         17,023          12,437         18,656           10,626          15,949
---------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond               229,950              0         119,065              0          114,083               0
---------------------------------------------------------------------------------------------------------------------------
Ohio Muni Money Mkt             1,204,892              0         917,889              0          548,673         375,708
---------------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock                51,041              0          79,090              0           75,046               0
---------------------------------------------------------------------------------------------------------------------------
Prime Obligations               1,937,569              0       1,259,710              0          790,839               0
---------------------------------------------------------------------------------------------------------------------------
Real Estate Inv.                   23,723              0          11,216          7,642                0           2,320
---------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty                   57,100        103,295         160,216              0          138,080               0
---------------------------------------------------------------------------------------------------------------------------
Special Value                     422,304              0         601,051              0          525,357               0
---------------------------------------------------------------------------------------------------------------------------
Stock Index                         1,327        990,722               0        782,953                0         567,979
---------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Mkt                900,367              0         726,665              0          562,890               0
---------------------------------------------------------------------------------------------------------------------------
U.S. Gov't Obl's                2,392,790              0       2,171,416              0        2,258,117               0
---------------------------------------------------------------------------------------------------------------------------
Value                             794,321              0         704,301              0          654,663               0
---------------------------------------------------------------------------------------------------------------------------

Sub-Administrator.

KAM serves as sub-administrator to the Trust pursuant to a sub-administration agreement dated October 1, 1997 (the "Sub-Administration Agreement"). As sub-administrator, KAM assists the Administrator in all aspects of the operations of the Trust, except those performed by KAM under its Investment Advisory Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays KAM a fee, with respect to each Fund, calculated at the annual rate of up to five one-hundredths of one percent (0.05%) of such Fund's average daily net assets. Except as otherwise provided in the Administration Agreement, KAM shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, unless written notice not to renew is given by the non-renewing party.

Under the Sub-Administration Agreement, KAM's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assist in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings, and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

Distributor.

BISYS Fund Services Limited Partnership serves as distributor (the "Distributor") for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following table reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 1999.

------------------------------------------------------------------------------------------------------------------
                                   1999                          1998                           1997
------------------------------------------------------------------------------------------------------------------
                        Underwriting     Amount      Underwriting       Amount      Underwriting       Amount
                         Commissions    Retained      Commissions      Retained      Commission       Retained
------------------------------------------------------------------------------------------------------------------
Balanced                  $305,269      $192,988        $148,456         $5,744         $96,700         $4,600
------------------------------------------------------------------------------------------------------------------
Conv't Securities          $29,522             0          48,035          6,080             N/A            N/A
------------------------------------------------------------------------------------------------------------------
Diversified Stock        1,105,926       660,339       1,362,247         83,232       1,412,000        448,000
------------------------------------------------------------------------------------------------------------------
Fund for Income             20,060             0          11,928          3,160    30,601+/-                 0
------------------------------------------------------------------------------------------------------------------
Gov't Mortgage              16,337             0           9,293          1,145          17,200          2,000
------------------------------------------------------------------------------------------------------------------
Growth                     211,016             0          45,898          5,927          15,300          2,200
------------------------------------------------------------------------------------------------------------------
Intermediate Income         18,376             0             665             89           2,600            300
------------------------------------------------------------------------------------------------------------------
International Growth        12,434         8,430          19,553          1,565          11,600          1,300
------------------------------------------------------------------------------------------------------------------
Inv. Quality Bond           16,083             0           3,437            448          15,700          2,200
------------------------------------------------------------------------------------------------------------------
Lakefront                      633             0           2,620            380           3,000            500
------------------------------------------------------------------------------------------------------------------
Ltd. Term Income               746             0             406            100             400            100
------------------------------------------------------------------------------------------------------------------
National Muni Bond          42,241        23,673          37,577          2,273          30,200          1,300
------------------------------------------------------------------------------------------------------------------
New York Tax-Free           38,993        24,397          19,708          1,281          51,300          3,900
------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond         42,050             0          29,884          3,834          26,000          3,500
------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock          2,058           663          15,644          1,031          19,800          1,500
------------------------------------------------------------------------------------------------------------------
Real Estate Investment       6,946             0          12,709          1,631          16,600          2,300
------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty             6,334             0          14,615          2,156          18,200          2,800
------------------------------------------------------------------------------------------------------------------
Special Value               21,072         7,437          58,381          3,770          76,000          4,600
------------------------------------------------------------------------------------------------------------------
Stock Index                198,404             0         123,439         17,022          91,700         12,800
------------------------------------------------------------------------------------------------------------------
Value                       89,154             0          18,412          2,472          12,800          2,000
------------------------------------------------------------------------------------------------------------------

The following table reflects miscellaneous service fees paid to an affiliate by Gradison Government Income Fund, Gradison Established Value Fund and Gradison Opportunity Value Fund, predecessor funds to the Victory Fund for Income, Victory Established Value Fund and Victory Small Company Opportunity Fund, respectively.

---------------------------- ----------------------- --------------- --------------- --------------- ----------------
                                    Expense           Fiscal Year         1999            1998            1997
                                                         Ended
---------------------------- ----------------------- --------------- --------------- --------------- ----------------
Gradison Government Income   Data processing         December 31             N/A         $39,970          $40,302
Fund                         services
---------------------------- ----------------------- --------------- --------------- --------------- ----------------
Gradison Government Income   Shareholder servicing   December 31             N/A         $59,992          $53,667
Fund                         personnel costs
---------------------------- ----------------------- --------------- --------------- --------------- ----------------
Gradison Established Value   Transfer agent and      March 31           $418,827        $384,111         $333,673
Fund                         accounting services
---------------------------- ----------------------- --------------- --------------- --------------- ----------------
Gradison Opportunity Value   Transfer agent and      March 31           $195,530        $384,111         $154,756
Fund                         accounting services
---------------------------- ----------------------- --------------- --------------- --------------- ----------------

Transfer Agent.

State Street Bank and Trust Company ("State Street") serves as transfer agent for the Funds. Boston Financial Data Services, Inc. serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Transfer Agency and Service Agreement. Under its agreement with the Trust, State Street has agreed (1) to issue and redeem shares of the Funds; (2) to address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to

----------
+/- Reflects sales charges paid by the Gradison Government Income Fund, the predecessor to the Fund for Income, to McDonald Securities for the six months ended July 1, 1997. (The Gradison Government Income Fund eliminated its sales charge effective July 7, 1997.)

maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Trust's operations.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and each Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

Distribution and Service Plan.

The Trust, on behalf of the Class A shares of the Financial Reserves Fund, Fund for Income, Lakefront Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Money Market Fund, Real Estate Investment Fund, Class G shares of the Stock Index Fund and Investor and Select shares of the Institutional Money Market Fund and U.S. Government Obligations Fund, has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Board of Trustees has adopted the Plan to allow the Adviser, any Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to the Plan. Under the Plan, if a payment to the Advisers or a Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that the Adviser, any Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser, a Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser, a Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

Class G Shares Rule 12b-1 Plan.

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for Class G shares of the Diversified Stock Fund, the Fund for Income, the International Growth Fund, the Ohio Municipal Bond Fund and the Small Company Opportunity Fund (the "Rule 12b-1 Plan.")

Under the Rule 12b-1 Plan, Class G shares of each of the Fund for Income, Intermediate Income Fund, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Diversified Stock Fund, International Growth Fund and Small Company Opportunity Fund pays the Distributor a service fee of up to 0.25% and Class G shares of each of the Value Fund, Diversified Stock Fund, Growth Fund, Special Value Fund, International Growth Fund and Small Company Opportunity Fund pays the Distributor a distribution fee of up to 0.25%.

The Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each Fund's prospectus, statement of additional information and reports to prospective investors in the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each Fund's Class G shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class G shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Rule 12b-1 fees payable by any Fund under the Rule 12b-1 Plan is not related directly to expenses incurred by the Distributor and the Plan does not obligate the Funds to reimburse the Distributor for such expenses. The fees set forth in the Rule 12b-1 Plan will be paid by each Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Funds.

The Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' Class G shares, or to third parties, including banks, that render shareholder support services.

The Rule 12b-1 Plan was approved by the Trustees, including the independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Rule 12b-1 Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their Class G shareholders. To the extent that the Rule 12b-1 Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class G shares of the Funds, additional sales of these shares may result. Additionally, certain Class G shareholder support services may be provided more effectively under the Rule 12b-1 Plan by local entities with whom shareholders have other relationships. The following table reflects the payment of Rule 12b-1 fees to the Distributor pursuant to the Rule 12b-1 Plan during the fiscal year ended October 31, 1999.

-------------------------------------- ----------------------- -----------------
                                                             1999
-------------------------------------- ----------------------- -----------------
Fund -- Class G Shares                   Distribution Fees         Service Fees
-------------------------------------- ----------------------- -----------------
Diversified Stock Fund                           141,443                141,444
-------------------------------------- ----------------------- -----------------
Established Value Fund                           599,449                599,450
-------------------------------------- ----------------------- -----------------

----------
* For the one month ended October 31, 1999, the Gradison Government Reserves Fund paid $172,892 in service fees pursuant to the Rule 12b-1 Plan.

-------------------------------------- ----------------------- -----------------
                                                             1999
-------------------------------------- ----------------------- -----------------
Fund -- Class G Shares                   Distribution Fees         Service Fees
-------------------------------------- ----------------------- -----------------
Fund for Income                                        0                363,244
-------------------------------------- ----------------------- -----------------
Gradison Government Reserves *                         0              2,109,294
-------------------------------------- ----------------------- -----------------
International Growth Fund                         50,543                 50,544
-------------------------------------- ----------------------- -----------------
Ohio Municipal Bond Fund                               0                181,761
-------------------------------------- ----------------------- -----------------
Small Company Opportunity Fund                   176,279                176,279
-------------------------------------- ----------------------- -----------------

Fund Accountant.

BISYS Fund Services Ohio, Inc. serves as Fund Accountant for the all of the Funds pursuant to a fund accounting agreement with the Trust dated June 1, 1999. The Fund Accountant calculates each Fund's NAV, the dividend and capital gain distribution, if any, and the yield. The Fund Accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. With respect to each Fund other than the LifeChoice Funds, the Fund Accountant is entitled to receive annual fees of 0.03% of the first $100 million of each Fund's daily average net assets, 0.02% of the next $100 million of its daily average net assets, and 0.01% of the next $300 million and 0.005% of daily average net assets over $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable Fund, $2,917 per tax-free Fund and $3,333 per international Fund. With respect to the LifeChoice Funds, the Fund Accountant is entitled to receive annual fees of 0.02% of the first $100 million of a LifeChoice Fund's average daily net assets and 0.01% of assets over $100 million. Annual fund accounting fees for the LifeChoice Funds are subject to a minimum monthly assets charge of $1,666.66 per LifeChoice Fund. With respect to each Fund (including the LifeChoice Funds), the charges described above do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.

For the three fiscal years ended October 31, 1999, the Fund Accountant earned the following fund accounting fees:

-------------------------------------------------------------------------------
                                          1999           1998         1997
-------------------------------------------------------------------------------
Balanced Fund                            $156,195       $134,087       $89,610
-------------------------------------------------------------------------------
Convertible Securities Fund                44,702         38,972
-------------------------------------------------------------------------------
Diversified Stock Fund                    158,881        148,523       119,767
-------------------------------------------------------------------------------
Established Value Fund                     53,878
-------------------------------------------------------------------------------
Federal Money Market Fund                 104,540         65,217
-------------------------------------------------------------------------------
Financial Reserves Fund                   105,892         94,228        88,998
-------------------------------------------------------------------------------
Fund for Income                            69,375         56,497        48,449
-------------------------------------------------------------------------------
Government Mortgage Fund                   75,800         50,535        38,396
-------------------------------------------------------------------------------
Gradison Government Reserves Fund*        137,587
-------------------------------------------------------------------------------
Growth Fund                                78,057         63,019        51,705
-------------------------------------------------------------------------------
Institutional Money Market Fund           120,329        107,693       102,437
-------------------------------------------------------------------------------
Intermediate Income Fund                   98,898         77,887        67,260
-------------------------------------------------------------------------------
International Growth Fund                  77,447         66,653        70,707
-------------------------------------------------------------------------------
Investment Quality Bond Fund               93,846         73,539        57,053
-------------------------------------------------------------------------------
Lakefront Fund                             35,918         35,620        24,280
-------------------------------------------------------------------------------
LifeChoice Conservative Investor Fund      42,259         36,056           N/A
-------------------------------------------------------------------------------
LifeChoice Growth Investor Fund            38,219         33,290           N/A
-------------------------------------------------------------------------------
LifeChoice Moderate Investor Fund          42,209         36,454           N/A
-------------------------------------------------------------------------------
Limited Term Income Fund                   66,656         41,478        33,524
-------------------------------------------------------------------------------
National Municipal Bond Fund               57,954         62,558        57,061
-------------------------------------------------------------------------------
New York Tax-Free Fund                     51,138         52,402        49,575
-------------------------------------------------------------------------------
Ohio Municipal Bond Fund                   74,043         51,323        46,445
-------------------------------------------------------------------------------

----------
* For the one month ended October 31, 1999, the Gradison Government Reserves Fund paid $10,843 in fund accounting fees

-------------------------------------------------------------------------------
                                          1999           1998         1997
-------------------------------------------------------------------------------

Ohio Municipal Money Market Fund          104,079         96,726        99,579
-------------------------------------------------------------------------------
Ohio Regional Stock Fund                   45,650         48,723        45,783
-------------------------------------------------------------------------------
Prime Obligations Fund                    112,910         97,944        92,710
-------------------------------------------------------------------------------
Real Estate Investment Fund                35,204         34,750        15,520
-------------------------------------------------------------------------------
Small Company Opportunity Fund             42,588         41,005        39,041
-------------------------------------------------------------------------------
Special Value Fund                         81,552         97,582        87,704
-------------------------------------------------------------------------------
Stock Index Fund                          156,204        153,032       120,844
-------------------------------------------------------------------------------
Tax-Free Money Market Fund                 97,408         93,791        79,661
-------------------------------------------------------------------------------
U.S. Government Obligations Fund          112,492        106,407        97,657
-------------------------------------------------------------------------------
Value Fund                                 96,760         92,444        83,739
-------------------------------------------------------------------------------

Custodian.

Cash and securities owned by each of the Funds are held by Key Trust as custodian pursuant to a Custodian Agreement dated August 1, 1996. Cash and securities owned by the Funds are also held by Morgan Stanley Trust Company ("Morgan Stanley") as sub-custodian, and certain foreign sub-custodians, pursuant to a Sub-Custody Agreement. Under these Agreements, Key Trust and Morgan Stanley each (1) maintains a separate account or accounts in the name of each respective fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Trust's operations. Key Trust may, with the approval of a fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a fund, provided that Key Trust shall remain liable for the performance of all of its duties under the Custodian Agreement.

Independent Accountants.

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's auditors.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

Additional Information

Description of Shares.

The Trust is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust currently has six series of shares, which represent interests in the Funds and their respective classes listed below (described in separate Statements of Additional Information) in addition to those listed on the first page of this SAI. These Funds are not currently in operation.

      1.  Equity Income Fund, Class A Shares
      2.  Maine Municipal Bond Fund (Intermediate), Class A Shares
      3.  Maine Municipal Bond Fund (Short-Intermediate), Class A Shares
      4.  Michigan Municipal Bond Fund, Class A Shares
      5.  National Municipal Bond Fund (Long), Class A Shares

      6.  National Municipal Bond Fund (Short-Intermediate), Class A Shares

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Principal Holders of Securities.

To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds Class A, Class G, Investor Class and Select Class equity securities as of November 30, 1999, and the percentage of the outstanding shares held by such holders are set forth in the table below.

---------------------------- --------------------------------------------- ------------------- ---------------------
                                                                            Percent Owned of      Percent Owned
       Victory Fund                   Name and Address of Owner                  Record            Beneficially
---------------------------- --------------------------------------------- ------------------- ---------------------
Balanced Fund - Class A      SNBOC and Company                                   96.62%
                             4900 Tiedeman Road
                             Cleveland, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Convertible Securities       Charles Schwab & Co.                                27.37%
Fund - Class A               Special Custody Account #2
                             FOB Customers
                             Attn: Mutual Funds Department
                             101 Montgomery Street
                             San Francisco, CA  94104-4122
---------------------------- --------------------------------------------- ------------------- ---------------------
                             Key Trust                                           37.28%
                             Attn: Jim Osborne, OH-01-49-0330
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
                             Norman Foundation Inc                               5.01%
                             147 E 48th Street
                             New York  NY  10017-1223
---------------------------- --------------------------------------------- ------------------- ---------------------
Diversified Stock Fund -     SNBOC and Company                                   73.86%
Class A                      Attn: Jim Osborne, OH-01-49-0330
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Diversified Stock Fund -     McDonald & Co. Securities                           98.53%
Class G                      The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, Ohio  45202-3110
---------------------------- --------------------------------------------- ------------------- ---------------------
Established Value Fund -     McDonald & Co. Securities                           98.65%
Class G                      The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, OH  45202
---------------------------- --------------------------------------------- ------------------- ---------------------

---------------------------- --------------------------------------------- ------------------- ---------------------
                                                                            Percent Owned of      Percent Owned
       Victory Fund                   Name and Address of Owner                  Record            Beneficially
---------------------------- --------------------------------------------- ------------------- ---------------------
Federal Money Market Fund    KeyCorp Investment Products                         85.78%
- Investor Class             Attn:  Jennifer Ryan
                             127 Public Square
                             Cleveland, OH  44114-1216
---------------------------- --------------------------------------------- ------------------- ---------------------
Federal Money Market Fund    KeyCorp Investment Products                         97.02%
- Select Class               Attn: Jennifer Ryan
                             127 Public Square
                             Cleveland, OH  44114-1216
---------------------------- --------------------------------------------- ------------------- ---------------------
Financial Reserves Fund      SNBOC and Company                                   92.19%
                             Attn: Jim Osborne OH-01-49-0330
                             4900 Tiedeman Road
                             Cleveland, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Fund for Income -- Class A   Key Trust Cleveland                                 57.11%
                             PO Box 93971
                             4900 Tiedeman Road
                             Cleveland, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
                             Metalex Manufacturing Inc                           8.27%
                             Profit Sharing Plan
                             5750 Cornell Road
                             Cincinnati  OH  45242-2083
---------------------------- --------------------------------------------- ------------------- ---------------------
Fund for Income --           McDonald & Co. Securities                           95.78%
Class G                      The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, Ohio  45202-3110
---------------------------- --------------------------------------------- ------------------- ---------------------
Government Mortgage Fund     SNBOC and Company                                   95.21%
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Gradison Government          McDonald & Co. Securities                           98.69%
Reserves - Class G           The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, OH  45202
---------------------------- --------------------------------------------- ------------------- ---------------------
Growth Fund                  SNBOC and Company                                   88.64%
                             PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Institutional Money Market   KeyCorp Investment Products                         6.19%
Fund -                       Attn: Jennifer Ryan
Investor Shares              127 Public Square
                             Cleveland, OH  44114-1216
---------------------------- --------------------------------------------- ------------------- ---------------------
                             Liefke & Co.                                        72.22%
                             c/o KeyCorp Trust Services
                             PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------

---------------------------- --------------------------------------------- ------------------- ---------------------
                                                                            Percent Owned of      Percent Owned
       Victory Fund                   Name and Address of Owner                  Record            Beneficially
---------------------------- --------------------------------------------- ------------------- ---------------------
                             McDonald & Co. Securities                           7.41%
                             The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, Ohio  45202-3110
---------------------------- --------------------------------------------- ------------------- ---------------------
                             American Axel & Manufacturing Inc                   6.45%
                             Attn  Mark Umlauf
                             1840 Holbrook Avenue
                             Detroit  MI  48212-3442
---------------------------- --------------------------------------------- ------------------- ---------------------
Institutional Money Market   KeyCorp Investment Products                         6.82%
Fund -                       Attn: Jennifer Ryan
Select Shares                127 Public Square
                             Cleveland, OH  44114-1216
---------------------------- --------------------------------------------- ------------------- ---------------------
                             BISYS Fund Services Ohio Inc.                       92.72%
                             The Benefit of our Customers
                             Attn: Victory Cash Control Dept.
                             3435 Stelzer Road
                             Columbus, OH  43219-6004
---------------------------- --------------------------------------------- ------------------- ---------------------
Intermediate Income Fund     SNBOC and Company                                   96.85%
                             PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
International Growth Fund    SNBOC and Company                                   87.39%
- Class A                    PO Box 93971
                             4900 Tiedeman Road
                             Cleveland, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
International Growth Fund    McDonald & Co. Securities                           95.81%
- Class G                    The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, Ohio  45202-3110
---------------------------- --------------------------------------------- ------------------- ---------------------
Investment Quality Bond      SNBOC and Company                                   82.87%
Fund -- Class A              PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Lakefront Fund               SNBOC and Company                                   41.02%
                             PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
                             BISYS Fund Services                                 26.04%
                             Attn: Fund Administration & Reg. Serv.
                             3435 Stelzer Road
                             Columbus, OH  43219-6004
---------------------------- --------------------------------------------- ------------------- ---------------------
                             Merrill Lynch Pierce Fenner & Smith                 23.10%
                             For Sole Benefit of its Customers
                             Attn: Fund Admin Team
                             4800 Deer Lake Drive East 3rd Floor
                             Jacksonville  FL  32246-6484
---------------------------- --------------------------------------------- ------------------- ---------------------
LifeChoice - Conservative    SNBOC and Company                                   93.86%
Investor                     4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------

---------------------------- --------------------------------------------- ------------------- ---------------------
                                                                            Percent Owned of      Percent Owned
       Victory Fund                   Name and Address of Owner                  Record            Beneficially
---------------------------- --------------------------------------------- ------------------- ---------------------
LifeChoice -                 SNBOC and Company                                   91.67%
Growth Investor              4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
                             CoreLink Financial Inc.                             6.30%
                             PO Box 4054
                             Concord, CA  94524-4054
---------------------------- --------------------------------------------- ------------------- ---------------------
LifeChoice -                 SNBOC and Company                                   92.85%
Moderate Investor            4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
                             CoreLink Financial Inc.                             6.60%
                             PO Box 4054
                             Concord, CA  94524-4054
---------------------------- --------------------------------------------- ------------------- ---------------------
Limited Term                 SNBOC and Company                                   96.78%
Income Fund                  PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
National Muni Bond Fund -    Key Trust Cleveland                                 29.76%
Class A                      PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
                             Estate of Richard B Salomon                         6.16%
                             Park Square Station
                             PO BOX 15490
                             Stamford CT  06901-0490
---------------------------- --------------------------------------------- ------------------- ---------------------
New York Tax-Free            Key Trust Cleveland                                 18.79%
Fund - Class A               PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Ohio Muni Bond Fund          SNBOC and Company                                   83.15%
                             PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Ohio Muni Bond Fund Class G  McDonald & Co. Securities                           98.85%
                             The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, OH  45202
---------------------------- --------------------------------------------- ------------------- ---------------------
Ohio Municipal               McDonald & Co. Securities                           31.90%
MMKT Fund                    The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, OH  45202
---------------------------- --------------------------------------------- ------------------- ---------------------
                             SNBOC and Company                                   17.71%
                             PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
                             Private Banking                                     41.87%
                             c/o Society National Bank
                             Attn: Joe Caroscio
                             2025 Ontario Street
                             Cleveland, OH  44115-1022
---------------------------- --------------------------------------------- ------------------- ---------------------

---------------------------- --------------------------------------------- ------------------- ---------------------
                                                                            Percent Owned of      Percent Owned
       Victory Fund                   Name and Address of Owner                  Record            Beneficially
---------------------------- --------------------------------------------- ------------------- ---------------------
Ohio Regional Stock Fund -   SNBOC and Company                                   80.97%
Class A                      PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Prime Obligations Fund       Private Banking                                     39.65%
                             c/o Society National Bank
                             Attn: Joe Caroscio
                             2025 Ontario Street
                             Cleveland, OH  44115-1022
---------------------------- --------------------------------------------- ------------------- ---------------------
                             McDonald & Co. Securities                           21.53%
                             The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, Ohio  45202-3110
---------------------------- --------------------------------------------- ------------------- ---------------------
                             KeyCorp Investment Products                         33.48%
                             Attn: Jennifer Ryan
                             127 Public Square
                             Cleveland, OH  44114-1216
---------------------------- --------------------------------------------- ------------------- ---------------------
Real Estate Investment       SNBOC and Company                                   87.37%
Fund -- Class A              PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Small Company Opportunity    SNBOC and Company                                   93.01%
Fund - Class A               PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Small Company Opportunity    McDonald & Co. Securities                           99.42%
Fund - Class G               The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, Ohio  45202-3110
---------------------------- --------------------------------------------- ------------------- ---------------------
Special Value Fund - Class   SNBOC and Company                                   94.59%
A                            PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Stock Index Fund             SBNOC and Company                                   95.48%
                             4900 Tiedeman Road
                             Cleveland, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
Stock Index Fund Class G     McDonald & Co. Securities                           99.86%
                             The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, OH  45202
---------------------------- --------------------------------------------- ------------------- ---------------------
Tax-Free MMKT Fund           SNBOC and Company                                   25.65%
                             PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------

---------------------------- --------------------------------------------- ------------------- ---------------------
                                                                            Percent Owned of      Percent Owned
       Victory Fund                   Name and Address of Owner                  Record            Beneficially
---------------------------- --------------------------------------------- ------------------- ---------------------
                             Private Banking                                     34.48%
                             c/o Society National Bank
                             Attn:  Joe Caroscio
                             2025 Ontario Street
                             Cleveland, OH  44115-1022
---------------------------- --------------------------------------------- ------------------- ---------------------
                             McDonald & Co. Securities                           34.28%
                             The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, OH  45202
---------------------------- --------------------------------------------- ------------------- ---------------------
US Gov't Obligations Fund    SNBOC and Company                                   99.49%
- Investor                   PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
US Gov't Obligations Fund    SNBOC and Company                                   14.27%
- Select                     PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------
                             Private Banking                                     30.92%
                             c/o Society National Bank
                             Attn: Joe Caroscio
                             2025 Ontario Street
                             Cleveland, OH  44115-1022
---------------------------- --------------------------------------------- ------------------- ---------------------
                             KeyCorp Investment Products                         40.49%
                             Attn: Jennifer Ryan
                             127 Public Square
                             Cleveland, OH  44114-1216
---------------------------- --------------------------------------------- ------------------- ---------------------
                             McDonald & Co. Securities                           7.10%
                             The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, Ohio  45202-3110
---------------------------- --------------------------------------------- ------------------- ---------------------
Value Fund -- Class A        SNBOC and Company                                   95.83%
                             PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH  44144-2338
---------------------------- --------------------------------------------- ------------------- ---------------------

Shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to all the Funds, for the fiscal period or year ended October 31, 1999 are incorporated by reference herein. The audited financial statements of the Trust, with respect to the Gradison Government Reserves Fund, for the fiscal year ended September 30, 1999 are also incorporated by reference herein. These financial statements have been audited by PricewaterhouseCoopers LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

The audited financial statements of Gradison U.S. Government Reserves and Gradison Government Income Fund for the fiscal years ended September 30, 1998 and December 31, 1998, respectively, and the audited financial statements of the Established Value Fund and Small Company Opportunity Fund for the fiscal year ended March 31, 1999 are incorporated by reference herein. These financial statements have been audited by Arthur Andersen L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Arthur Andersen LLP's address is 425 Walnut Street, Cincinnati, Ohio 45202.

Year 2000 Issues.

Although the Trust did not experience any disruption in its operations as a result of computer system failures related to the January 1, 2000 date change, the Trust is continuing to monitor developments in this area. There is a continuing possibility that computer systems used by the Trust's service providers may experience adverse effects relating from their inability to recognize dates after December 31, 1999. The risk of such a computer failure may be greater as it relates to investments in foreign countries. The Trust's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Trust. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to the Trust.

Miscellaneous.

As used in the Prospectuses and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Trust will be the relative NAV of each respective fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectuses and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

Appendix

Description of Security Ratings.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser or the Sub-Advisers with regard to portfolio investments for the Funds include Moody's Investors Service ("Moody's"), Standard & Poor's ("S&P"), Duff & Phelps Credit Rating Co. ("Duff"), Thomson Financial BankWatch ("Thomson") and Fitch IBCA International. Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser or a Sub-Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

- Leading market positions in well-established industries. - High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
Treasury short-term obligations.

Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

Thomson ratings ("TBW") are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

Thomson Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, Thomson does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Fitch IBCA International Credit Ratings

Fitch IBCA's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long- and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

Fitch IBCA International Long-Term Credit Ratings
Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative, "BB' ratings indicate that there is a possibility of credit risk developing particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some king appears probable. `C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch IBCA International Short-Term Credit Ratings

A short term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; they may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic obligations.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

`NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.